As filed with the Securities and Exchange Commission on January 5, 2017
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2016
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Municipal Intermediate Bond Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Annual Report

October 31, 2016

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	5
Floating Rate Income Fund	9
High Income Bond Fund	12
Municipal High Income Fund	15
Municipal Intermediate Bond Fund	18
New York Municipal Income Fund	21
Short Duration Bond Fund	24
Short Duration High Income Fund	27
Strategic Income Fund	30
Unconstrained Bond Fund	33
FUND EXPENSE INFORMATION	42

SCHEDULE OF INVESTMENTS

Core Bond Fund	45
Emerging Markets Debt Fund	54
Positions by Industry	75
Floating Rate Income Fund	76
High Income Bond Fund	88
Municipal High Income Fund	104
Municipal Intermediate Bond Fund	113
New York Municipal Income Fund	120
Short Duration Bond Fund	123
Short Duration High Income Fund	129
Strategic Income Fund	140
Unconstrained Bond Fund	170

FINANCIAL STATEMENTS	196

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	240
Emerging Markets Debt Fund	240
Floating Rate Income Fund	242
High Income Bond Fund	244
Municipal High Income Fund	246
Municipal Intermediate Bond Fund	246
New York Municipal Income Fund	248
Short Duration Bond Fund	248
Short Duration High Income Fund	250
Strategic Income Fund	252
Unconstrained Bond Fund	254
Reports of Independent Registered Public Accounting Firms	258
Directory	260
Trustees and Officers	261
Proxy Voting Policies and Procedures	270
Quarterly Portfolio Schedule	270
Board Consideration of the Management and Sub-Advisory Agreements	270
Notice to Shareholders	274

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds.

While growth was far from robust, the U.S. economic expansion continued over the reporting period. Helping to underpin the economy were overall solid consumer spending, gains in the labor market and generally expanding activity in the manufacturing sector. After raising interest rates in December 2015, the Federal Reserve (Fed) remained on hold throughout the reporting period.

All told, the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 4.37% during the 12 months ended October 31, 2016. Non-Treasury debt securities produced positive total returns during the period. Investors who assumed more risk were rewarded, as lower rated securities generally outperformed their higher rated counterparts.

Looking ahead, we anticipate seeing the U.S. economy expand at a relatively modest pace, but still better than many other developed countries. While inflation could edge higher, we do not anticipate a meaningful uptick from today's levels. Against this backdrop, we believe the Fed will take a very measured approach in terms of normalizing monetary policy.

We believe our fixed income funds are appropriately positioned given our views on the economy and interest rates. In our opinion, it remains appropriate to maintain overweight positions in non-Treasuries relative to the Funds' benchmarks. We also have a generally positive outlook for the municipal market. As in the past, we will actively manage our fixed income funds and adjust their portfolios as we feel appropriate given the changing economic and investment backdrop.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a 4.67% total return for the 12 months ended October 31, 2016 and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which provided a 4.37% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global fixed income market generated a positive return during the reporting period, although with meaningful volatility throughout. In the U.S., the market reacted to mixed economic data, uncertain timing of future U.S. Federal Reserve (Fed) interest rate hikes, an unusual U.S. election cycle and numerous geopolitical issues such as "Brexit." For the 12-month period, short-term U.S. Treasury yields moved higher, whereas longer-term rates declined. Overseas, the European Central Bank and Bank of Japan continued to pursue highly accommodative monetary policies given weak growth and ongoing concerns over deflation. The U.S. dollar fluctuated over the period, particularly in response to the evolving outlook for Fed rate increases. Investor risk appetite was weak in the first part of the Fund's fiscal year but subsequently rebounded. Investment grade and high yield corporate bonds, as well as emerging markets debt, ultimately produced the strongest returns.

The Fund's allocation to investment grade corporate bonds contributed to results. The sector's recovery from earlier weakness was driven by demand from investors searching for yield in an otherwise low rate environment. In addition, allocations to non-agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) were beneficial, as was the Fund's position in Treasury Inflation-Protected Securities (TIPS). On the downside, the Fund's underweight in interest rate sensitivity was negative for performance relative to the benchmark as longer-term rates rallied during the period. The Fund's use of futures contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. We initially increased the Fund's allocation to investment grade corporate bonds as their spreads widened over the first three months of the fiscal year. We later pared this allocation subsequent to the strong rebound. Elsewhere, we increased the Fund's allocation to TIPS while reducing agency MBS and CMBS. Finally, we moderately increased the Fund's duration, although it remained shorter than that of the benchmark.

In our opinion, interest rates and other fixed income subsectors are close to fair value, although the results of the U.S. election may still influence valuations and our outlook. We believe the Fed will take a measured approach in terms of normalizing monetary policy. The Fed has also signaled that the longer-term path for the federal funds rate will lead to a lower terminal level than has historically been the case. Our generally positive outlook for the credit market remains intact, as we do not anticipate a recession and we believe defaults outside lower rated companies in the commodity sectors should remain relatively low. The outlook for future returns, correlations among different asset classes and volatility remains uncertain. Against this backdrop, we believe maintaining an active approach will be key and allow us to capitalize on potential opportunities.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	6.6%
Corporate Bonds	26.4
Foreign Government Securities	2.0
Mortgage-Backed Securities	32.5
Municipal Notes	0.5
U.S. Government Agency Securities	1.8
U.S. Treasury Obligations	34.8
Short-Term Investment	2.1
Other Assets Less Liabilities	(6.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	4.16%	2.74%	4.46%	5.00%
Institutional Class[3]	10/01/1995	4.67%	3.17%	4.90%	5.41%
Class A4	12/20/2007	4.26%	2.74%	4.50%	5.22%
Class C4	12/20/2007	3.49%	1.97%	3.81%	4.89%
With Sales Charge
Class A4		-0.18%	1.85%	4.04%	5.00%
Class C4		2.49%	1.97%	3.81%	4.89%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		4.37%	2.90%	4.64%	5.50%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 1.67%, 2.06%, 1.59% and 0.93% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.33%, 1.88%, 1.43% and 0.77% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.15%, 0.62%, 1.01% and 1.76% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 0.46%, 0.86% and 1.61% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Debt Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 12.17% total return for the 12 months ended October 31, 2016 and outperformed its benchmark, a custom blend consisting of 25% J.P. Morgan Emerging Markets Bond Index-Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index-Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, which delivered a 10.98% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund and the benchmark posted positive returns after an initial decline. Weakness in currencies and spread widening caused concerns early in the period. This reversed by February as commodity prices recovered from recent lows, concerns about China abated, Emerging Market FX's (EMFX's) January bounce gained momentum into the summer, and emerging markets growth trajectory continued its positive trend. What followed was a recovery in emerging markets debt across asset classes and strong inflows supported the positive momentum in the asset class.

Most of the emerging markets countries in the local currency benchmark posted positive returns. Following a prolonged period of EMFX revaluation, currencies stabilized supporting performance. Inflation also stabilized: high yielding emerging market countries saw improvements in their macroeconomic fundamentals helping to steady rates, while lower yielding countries benefited from lower core yields. Within hard currency markets, sovereign and corporate debt both delivered positive returns. The positive effect from the underlying U.S. Treasury component was combined with the positive effect from tighter spreads in both markets.

With regards to Fund performance, bottom-up allocations across local currency debt, hard currency sovereign debt and corporate debt contributed to performance, while tactical asset allocation was slightly negative to the overall performance. Tactically, we began with an underweight in local currency and moved overweight in May. Within hard currency we had an overweight position in sovereign debt at the beginning of the period and moved to neutral by September, and maintained an underweight exposure to corporates throughout.

Within the hard currency sovereign space, country allocation drove performance with added support from security selection. The main contributors were the overweight exposures to Argentina and Ecuador and underweight exposure to the Philippines. However, the underweight exposure in Venezuela and overweight in Belize detracted. In corporate debt, positioning in Brazil and security selection in Mexico were positive drivers, while positioning in metals and mining detracted from performance. Finally, in the local currency space, positioning in local rates added value, due largely to our overweight local duration, particularly in some higher yielding markets such as Brazil and Russia. In Brazil, local yields trended down over the period with the Michel Temer government taking over from Dilma Roussef and driving structural reforms while inflation and current account deficit started to turn around supporting returns. Russia was positive as inflation expectations have begun to moderate. However, emerging markets currencies detracted from performance, mainly through our underweight in the South African rand and overweights in the Colombian peso and Turkish lira.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed to performance during the reporting period.

Over the past 12 months, emerging markets have been supported by a modest recovery in commodities prices and in reduced risks to financial stability from slower growth in China. While the recent rise in core market yields is putting pressure on emerging local bonds, the declining inflation differential between emerging markets and the U.S. as well as the ample real rate premium remain supportive for local rates. Meanwhile the improving growth trend in several emerging countries and the strong improvements in current account balances have been providing support for emerging currencies. This has occurred while emerging market sovereign credit quality has been supported by strong public sector balance sheets and low external debt ratios. However, the U.S. presidential election introduced more uncertainty over current policies and trade relations, particularly with Mexico and China. We think the key risks to our view continue to be increased policy risks in developed markets and renewed concerns regarding the macro outlook in China resulting in a deceleration in global growth and heightened risk aversion.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	12.17%	1.79%
Class A	09/27/2013	11.76%	1.42%
Class C	09/27/2013	10.93%	0.66%
With Sales Charge
Class A		7.05%	0.03%
Class C		9.93%	0.66%
Index
Blended Benchmark*[1,14]		10.98%	1.97%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 5.21%, 4.59% and 4.07% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 4.97%, 4.00% and 3.85% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.07%, 1.53% and 2.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.91%, 1.28% and 2.03% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 4.52% total return for the 12 months ended October 31, 2016 and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 6.53% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market posted positive results during the reporting period. Supporting the asset class were overall solid fundamentals, relatively low defaults and indications from the Federal Reserve (Fed) that it would take a measured approach to policy accommodation. For the 12 months ended October 31, 2016, securities rated B in the benchmark index returned 6.17%, whereas BB rated and CCC rated securities returned 5.16% and 14.48%, respectively.

The Fund tactically adjusted its position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio in these securities, and usually invest this allocation in fixed-rate senior bonds. Relative value between floating rate loans and bonds fluctuated during the reporting period given the increase in market volatility. Against this backdrop, the Fund's non-floating rate allocation decreased during the period.

In terms of the Fund's credit quality biases, asset allocation from the overweight to BB rated securities and the underweight to CCC rated securities generally detracted from performance. Security selection of CCC and B rated issues detracted as well.

From a sector perspective, security selection within electronics-electrical and radio & television, as well as an underweight to nonferrous metals-minerals, detracted the most from performance during the reporting period. In contrast, security selection within utilities and financial intermediaries, as well as an underweight to forest products, were the largest contributors to performance.

Moderate U.S. economic growth could lead to rising interest rates which, in our view, would be positive for senior floating rate loans. As has been the case over the last year, we believe volatility is likely to remain elevated at times. That being said, we think the market's expectations of ongoing economic recovery, rising interest rates and a low default environment are likely to be key drivers of the loan market's total return potential. We believe commodity related issuers are likely to modestly increase U.S. senior floating rate loan default rates in 2016-2017. However, we believe loan default rates should remain below long-term averages as the market's credit quality remains strong. What's more, near-term loan maturities have been significantly reduced through refinancing activity.

Sincerely,

THOMAS P. O'REILLY, JOSEPH P. LYNCH, STEPHEN J. CASEY AND DANIEL DOYLE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
One to less than Five Years	48.0%
Five to less than Ten Years	50.4
Ten Years or Greater	1.6
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	4.52%	4.31%	4.52%
Class A	12/29/2009	4.24%	3.92%	4.12%
Class C5	12/30/2009	3.36%	3.15%	3.37%
With Sales Charge
Class A		-0.22%	3.02%	3.47%
Class C5		2.36%	3.15%	3.37%
Index
S&P/LSTA Leveraged Loan Index[1,14]		6.53%	4.82%	5.25%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 3.14%, 2.64% and 2.02% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.92%, 2.44% and 1.81% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.84%, 1.22% and 1.96% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.07% and 1.82% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 7.90% total return for the 12 months ended October 31, 2016, and underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 10.18% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After initially declining, the high yield bond market then posted positive returns over the last nine months of the reporting period. The turnaround was driven by a number of factors, led by a rebound in commodity prices that began in February 2016 and carried through to the end of the period. Over that time, investor demand was generally robust as they looked to generate incremental yield in the low interest rate environment. At the same time, new issuance declined and, outside of the energy and metals/mining sectors, defaults were well below their historical average. Within the high yield market, securities rated CCC or lower (relatively lower rating) and securities rated BB (a higher rating) returned 18.49% and 8.90%, respectively.1

From a sector perspective, security selection within media/broadcast and diversified financial services, as well as an underweight to metals/mining, detracted the most from performance. In contrast, an overweight to gas distribution and gaming, as well as security selection within support/services, contributed the most to results.

In terms of the Fund's quality biases, its holdings of securities rated B was generally positive for performance. This was partially offset by the negative impact from the Fund's security selection within BB and CCC rated securities.

We made several adjustments to the portfolio during the reporting period. The Fund's allocation to securities rated BBB increased due to credit ratings' upgrades. We reduced our allocation to securities rated CCC, moving to an approximately 3% underweight versus the benchmark. From a sector perspective, the Fund slightly increased its allocation to higher quality energy and metals/mining securities.

In our opinion, the high yield bond market continues to compensate investors for default risk. As expected, the lengthy, albeit relatively tepid economic expansion continued during the third quarter. While GDP accelerated in the third quarter, growth is anticipated to remain fairly modest for the year as a whole. Turning to the Federal Reserve (Fed), in our view the market continues to price in an interest rate hike prior to the end of the year. Regardless, we believe the Fed will take a very measured approach in terms of monetary policy normalization. We believe high yield defaults in 2016-2017 will be well below historical averages as credit fundamentals, in our opinion, remain reasonable. Finally, we believe the volatility we have experienced in recent months could continue as the year progresses. This may be triggered by uncertainties regarding global economic growth, future monetary policy, geopolitical issues and the fallout from the November U.S. elections.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

1  The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by BofA Merrill Lynch.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	2.8%
One to less than Five Years	30.7
Five to less than Ten Years	57.2
Ten Years or Greater	9.3
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	7.90%	6.03%	7.27%	7.61%
Institutional Class[8]	05/27/2009	8.17%	6.21%	7.42%	7.67%
Class A8	05/27/2009	7.65%	5.78%	7.08%	7.53%
Class C8	05/27/2009	6.98%	5.02%	6.52%	7.30%
Class R3[8]	05/27/2009	7.48%	5.54%	6.90%	7.46%
Class R6[8]	03/15/2013	8.26%	6.21%	7.36%	7.64%
With Sales Charge
Class A8		3.04%	4.87%	6.62%	7.34%
Class C8		5.98%	5.02%	6.52%	7.30%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[1,14]		10.18%	7.07%	7.56%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 4.74%, 4.85%, 4.32%, 3.75%, 4.26% and 4.96% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.84%, 0.69%, 1.09%, 1.82%, 1.32% and 0.62% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal High Income Fund Commentary (Unaudited)

Neuberger Berman Municipal High Income Fund Institutional Class generated a 6.70% total return for the 12 months ended October 31, 2016 and outperformed its benchmark, a custom blend composed of the 65%/35% combination of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which provided a 5.64% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market posted a positive return during the reporting period, but lagged the overall taxable bond market. Fundamentals in the municipal market remained stable overall as the U.S. economy continued to modestly expand. However, federal and state tax revenues moderated in 2016, which bears close scrutiny going forward. The market was also supported by declining long-term Treasury yields and continued policy accommodation by the U.S. Federal Reserve (Fed). While new supply meaningfully increased as the reporting period progressed, this was generally met with solid demand. All told, the Bloomberg Barclays Municipal Bond Index gained 4.06% for the 12 months ended October 31, 2016. In contrast, the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.37% for the same period.

Throughout the reporting period, the Fund maintained a duration longer than its benchmark. Given the relative steepness of the municipal yield curve, this positioning allowed the Fund to capture the bulk of available yield. Additionally, the Fund's duration positioning was beneficial as longer-term municipals outperformed their shorter-term counterparts.

The Fund's credit biases were additive for results. In particular, having an overweight to securities rated BBB and below benefited performance. From a sector perspective, overweights to revenue bonds added to results as they largely outperformed general obligation bonds. In particular, an overweight and security selection of tobacco securitization bonds contributed to performance.

A number of changes were made to the Fund during the reporting period. In anticipation of an uptick in market volatility and weakening technicals, we increased the Fund's allocation to higher-rated securities. In addition, we found this portion of the municipal market to be attractively valued. We also sold a number of strong performers that in our opinion had become fairly valued or overvalued.

Looking ahead, we maintain an overall positive outlook for the municipal bond market. We believe the U.S. economy will continue to expand at a moderate pace and the Fed will take a very measured approach in terms of normalizing monetary policy. Despite some weakening late in the period, we believe technical factors for the municipal market will improve in the coming months. In particular, we anticipate seeing moderating supply and solid demand from retail investors. We continue to believe that security selection and active yield curve management could be key drivers of returns for the remainder of the year and in 2017.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	3.7%
Alaska	1.6
American Samoa	0.2
Arizona	4.2
California	6.1
Colorado	3.8
Connecticut	0.6
District of Columbia	0.8
Florida	5.5
Georgia	1.2
Hawaii	0.6
Illinois	7.2
Indiana	1.6
Iowa	0.7
Kentucky	1.3
Louisiana	1.1
Maine	2.3
Maryland	0.3
Massachusetts	1.8
Michigan	5.4
Minnesota	0.9
Missouri	1.3
Nevada	1.5
New Jersey	7.3
New Mexico	0.4
New York	4.5
North Carolina	1.2
North Dakota	0.8
Ohio	4.1
Oklahoma	0.4
Oregon	0.4
Pennsylvania	5.9
Puerto Rico	0.7
Rhode Island	1.3
South Carolina	0.4
Texas	10.1
Utah	0.4
Vermont	0.3
Virgin Islands	0.5
Virginia	0.5
Washington	1.3
West Virginia	0.8
Wisconsin	6.8
Other Assets Less Liabilities	(1.8)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	Life of Fund
At NAV
Institutional Class	06/22/2015	6.70%	6.61%
Class A	06/22/2015	6.21%	6.22%
Class C	06/22/2015	5.52%	5.44%
With Sales Charge
Class A		1.68%	2.92%
Class C		4.52%	5.44%
Index
Blended Benchmark*[1,14]		5.64%	5.18%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 2.95%, 2.49% and 1.84% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 5.21%, 4.40% and 3.25% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 2.33%, 1.78% and 1.19% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2016 are 1.01%, 1.38% and 2.13% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios are 0.50%, 0.87% and 1.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 3.09% total return for the 12 months ended October 31, 2016 and outperformed its benchmark, the Bloomberg Barclays 7-Year G.O. Index, which provided a 3.04% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market posted a positive return during the reporting period, but lagged the overall taxable bond market. Fundamentals in the municipal market remained stable overall as the U.S. economy continued to modestly expand. However, federal and state tax revenues moderated in 2016, which bears close scrutiny going forward. The market was also supported by declining long-term Treasury yields and continued policy accommodation by the U.S. Federal Reserve (Fed). While new supply meaningfully increased as the reporting period progressed, this was generally met with solid demand. All told, the Bloomberg Barclays Municipal Bond Index gained 4.06% for the 12 months ended October 31, 2016. In contrast, the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.37% for the same period.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark was concentrated in the six- to eight-year portion of the curve. Yield curve positioning contributed to results as the municipal curve flattened over the period. In general, the Fund's duration positioning was slightly shorter than the benchmark and did not meaningfully impact performance.

The Fund's credit biases were additive for results. In particular, having a modest overweight relative to the benchmark to securities rated BBB benefited results as lower rated issues outperformed their higher rated counterparts. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds.

A number of changes were made to the Fund during the reporting period. Of note, in anticipation of an uptick in market volatility and weakening technicals, we increased the Fund's allocation to higher rated securities. In addition, we found this portion of the municipal market to be attractively valued.

Looking ahead, we maintain an overall positive outlook for the municipal bond market. We believe the U.S. economy will continue to expand at a moderate pace and the Fed will take a very measured approach in terms of normalizing monetary policy. Despite some weakening late in the period, we believe technical factors for the municipal market will improve in the coming months. In particular, we anticipate seeing moderating supply and solid demand from retail investors. We continue to believe that security selection and active yield curve management could be key drivers of returns for the remainder of the year and in 2017.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	4.3%
Alaska	1.7
Arizona	0.3
California	6.2
Colorado	0.7
District of Columbia	0.5
Florida	8.1
Georgia	3.6
Illinois	6.6
Indiana	5.2
Kentucky	1.8
Louisiana	0.5
Maryland	1.5
Massachusetts	0.7
Michigan	1.2
Minnesota	5.4
Mississippi	4.8
Nevada	0.4
New Jersey	4.1
New York	10.4
North Carolina	3.6
Ohio	0.5
Oklahoma	1.2
Pennsylvania	4.0
Rhode Island	2.0
South Carolina	0.5
Tennessee	1.6
Texas	9.1
Utah	0.9
Vermont	0.4
Virginia	2.2
Washington	5.8
Wisconsin	0.8
Other Assets Less Liabilities	(0.6)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	3.09%	3.37%	3.69%	4.86%
Institutional Class[11]	06/21/2010	3.24%	3.52%	3.78%	4.89%
Class A11	06/21/2010	2.95%	3.12%	3.53%	4.81%
Class C11	06/21/2010	2.18%	2.36%	3.04%	4.64%
With Sales Charge
Class A11		-1.46%	2.24%	3.09%	4.65%
Class C11		1.18%	2.36%	3.04%	4.64%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		3.04%	3.47%	4.59%	5.70%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 1.04%, 1.19%, 0.79% and 0.08% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 1.84%, 2.10%, 1.40% and 0.14% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.82%, 1.01%, 0.60% and -0.11% for Investor Class, Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.84%, 0.66%, 1.04% and 1.80% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.65%, 0.50%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

New York Municipal Income Fund Commentary (Unaudited)

Neuberger Berman New York Municipal Income Fund Institutional Class generated a 3.38% total return for the 12 months ended October 31, 2016 and outperformed its benchmark, the Bloomberg Barclays 7-Year G.O. Index, which provided a 3.04% return for the same period.

The municipal bond market posted a positive return during the reporting period, but lagged the overall taxable bond market. Fundamentals in the municipal market remained stable overall as the U.S. economy continued to modestly expand. However, federal and state tax revenues moderated in 2016, which bears close scrutiny going forward. The market was also supported by declining long-term Treasury yields and continued policy accommodation by the U.S. Federal Reserve (Fed). While new supply meaningfully increased as the reporting period progressed, this was generally met with solid demand. All told, the Bloomberg Barclays Municipal Bond Index gained 4.06% for the 12 months ended October 31, 2016. In contrast, the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.37% for the same period.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark was concentrated in the six- to eight-year portion of the curve. Yield curve positioning contributed to results as the municipal curve flattened over the period. In general, the Fund's duration positioning was slightly shorter than the benchmark and did not meaningfully impact performance.

The Fund's credit biases were additive for results. In particular, having an overweight, relative to the benchmark, to securities rated BBB benefited results as lower rated issues outperformed their higher rated counterparts. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds.

Some changes were made to the Fund's holdings during the reporting period. We found higher rated securities to be attractively valued, and in anticipation of an uptick in market volatility and weakening technicals, adjusted some positions accordingly.

Looking ahead, we maintain an overall positive outlook for the municipal bond market. We believe the U.S. economy will continue to expand at a moderate pace and the Fed will take a very measured approach in terms of normalizing monetary policy. Despite some weakening late in the period, we believe technical factors for the municipal market will improve in the coming months. In particular, we anticipate seeing moderating supply and solid demand from retail investors. We continue to believe that security selection and active yield curve management could be key drivers of returns for the remainder of the year and in 2017.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

New York Municipal Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
New York	98.7%
Other Assets Less Liabilities	1.3 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	3.38%	2.67%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		3.04%	2.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yield was 0.74% for Institutional Class. The tax-equivalent yield was 1.31% for Institutional Class for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2015 was 0.89% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

New York Municipal Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.98% total return for the 12 months ended October 31, 2016 and underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, which provided a 1.31% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. fixed income market generated a positive return during the reporting period. The market experienced periods of volatility given mixed economic data, questions regarding the timing of future U.S. Federal Reserve (Fed) interest rate hikes, the potential impact from "Brexit," uncertainties surrounding the November elections and numerous geopolitical issues. Against this backdrop, short-term Treasury yields moved higher, whereas longer-term rates declined over the period. Investor risk appetite was generally robust over the Fund's fiscal year, with lower rated, higher yielding securities generating the strongest returns.

The primary detractors from the Fund's performance during the period were its duration and yield curve positioning. The Fund remained defensively positioned, with a duration shorter than that of its benchmark. This was partially driven by an underweight to the three-year area of the yield curve. In our view, this positioning was appropriate as the three-year area has historically tended to lag the market as investors anticipate future interest rate hikes. This positioning detracted from results as periods of risk aversion and other factors drove yields in that area of the yield curve slightly lower. Elsewhere, having a higher credit quality bias for the Fund's investment grade corporate bond holdings was not rewarded, as investors stretched for yield and lower quality issues outperformed. On the upside, the Fund's allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) were additive for performance.

We maintained the Fund's overall positioning over the period, with an overweight to non-Treasury securities and underweights to Treasuries and agency debt. We reduced the Fund's Treasury exposure and slighted pared its exposure to agency mortgage-backed securities. In contrast, we increased its allocations to corporate bonds, CMBS and ABS. We actively participated in the investment grade corporate bond new issuance market as we found attractive valuations and sold certain positions that we felt were fully valued and where we felt there were potential event risks. Finally, we opportunistically increased the Fund's duration, although it remained shorter than that of the benchmark.

The Fund also used futures contracts to assist in managing duration during the period. The Fund's use of futures contracts detracted from performance during the reporting period.

In our view, most fixed income sectors and rates are close to fair value. We believe the Fed will be true to its word and take a very measured approach in terms of normalizing monetary policy, with perhaps two interest rate hikes in 2017. The Fed has also signaled that the longer-term path for the federal funds rate will be lower than has historically been the case. Our generally positive outlook for the credit market remains intact, as we do not anticipate a recession and we think defaults outside lower rated companies in the commodity sectors should remain relatively low. The outlook for future returns, correlations among different asset classes and volatility remains uncertain. Against this backdrop, we believe maintaining a flexible approach will be key and allow us to capitalize on potential opportunities.

Sincerely,

THOMAS SONTAG AND MICHAEL FOSTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	19.7%
Corporate Bonds	43.9
Mortgage-Backed Securities	21.4
U.S. Treasury Obligations	12.8
Short-Term Investment	2.9
Other Assets Less Liabilities	(0.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.98%	1.40%	1.41%	4.23%
Trust Class[12]	08/30/1993	0.88%	1.30%	1.32%	4.16%
Institutional Class[12]	06/21/2010	1.06%	1.58%	1.53%	4.27%
Class A12	06/21/2010	0.94%	1.23%	1.30%	4.19%
Class C12	06/21/2010	0.05%	0.48%	0.82%	4.03%
With Sales Charge
Class A12		-1.56%	0.73%	1.04%	4.11%
Class C12		-0.95%	0.48%	0.82%	4.03%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		1.31%	1.00%	2.54%	5.02%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 0.46%, 0.37%, 0.66%, 0.29% and -0.44% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been -0.05%, -0.20%, 0.13%, -0.20% and -0.96% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.28%, 1.44%, 1.05%, 1.41% and 2.17% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 0.81%, 0.51%, 0.88% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration High Income Fund Commentary (Unaudited)

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 4.92% total return for the 12 months ended October 31, 2016 and underperformed its benchmark, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a 6.80% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After initially declining, the high yield bond market then posted positive returns over the last nine months of the reporting period. The turnaround was driven by a number of factors, led by a rebound in commodity prices that began in February 2016 and carried through to the end of the period. Over that time, investor demand was generally robust as they looked to generate incremental yield in the low interest rate environment. At the same time, new issuance declined and, outside of the energy and metals/mining sectors, defaults were well below their historical average. Within the high yield market, securities rated CCC or lower (relatively lower rating) and securities rated BB (a higher rating) returned 18.49% and 8.90%, respectively.1

For the Fund, the sectors that detracted the most from absolute performance were energy, airlines and restaurants. The sectors that were the most beneficial to absolute performance during the reporting period were telecommunications, health care and gas distribution. From a quality perspective, approximately 96% of the portfolio was held in securities rated B and higher and cash. This positioning was accretive to the Fund's absolute performance.

During the reporting period, the Fund slightly increased its allocation to higher quality packaging and metals/mining securities, while reducing its allocation to healthcare and energy.

In our opinion, the high yield bond market continues to compensate investors for default risk. As expected, the lengthy, albeit relatively tepid economic expansion continued during the third quarter. While GDP accelerated in the third quarter, growth is anticipated to remain fairly modest for the year as a whole. Turning to the Federal Reserve (Fed), in our view the market continues to price in an interest rate hike prior to the end of the year. Regardless, we believe the Fed will take a very measured approach in terms of monetary policy normalization. We believe high yield defaults in 2016-2017 will be well below historical averages as credit fundamentals, in our opinion, remain reasonable. Finally, we believe the volatility we have experienced in recent months could continue as the year progresses. This may be triggered by uncertainties regarding global economic growth, future monetary policy, geopolitical issues and the fallout from the November U.S. elections.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

1  The high yield market is represented by the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. The performance of certain rated bonds noted above within this index represent issues that are rated Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by BofA Merrill Lynch.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Loan Assignments	7.2%
Corporate Bonds	88.3
Short-Term Investment	3.4
Other Assets Less Liabilities	1.1 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	Life of Fund
At NAV
Institutional Class	09/28/2012	4.92%	3.49%
Class A	09/28/2012	4.64%	3.14%
Class C	09/28/2012	3.77%	2.35%
With Sales Charge
Class A		0.17%	2.06%
Class C		2.77%	2.35%
Index
BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		6.80%	4.65%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 3.08%, 2.59% and 1.96% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 2.88%, 2.36% and 1.70% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.81%, 1.22% and 1.99% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated a 6.38% total return for the 12 months ended October 31, 2016 and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which provided a 4.37% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global fixed income market generated a positive return during the reporting period, although with meaningful volatility throughout. In the U.S., the market reacted to mixed economic data, uncertain timing of future U.S. Federal Reserve (Fed) interest rate hikes, an unusual U.S. election cycle and numerous geopolitical issues such as "Brexit." For the 12-month period, short-term U.S. Treasury yields moved higher, whereas longer-term rates declined. Overseas, the European Central Bank and Bank of Japan continued to pursue highly accommodative monetary policies given weak growth and ongoing concerns over deflation. The U.S. dollar fluctuated over the period, particularly in response to the evolving outlook for Fed interest rate increases. Investor risk appetite was weak in the first part of the Fund's fiscal year but subsequently rebounded. Investment grade and high yield corporate bonds, as well as emerging markets debt, ultimately produced the strongest returns.

The Fund's allocations to high yield corporate bonds and investment grade corporate bonds contributed to results. Their recovery from earlier weakness was driven by demand from investors searching for yield in an otherwise low rate environment. In addition, an allocation to non-agency mortgage-backed securities (MBS) was beneficial, as was the Fund's position in Treasury Inflation-Protected Securities (TIPS). On the downside, the Fund's underweight in interest rate sensitivity was negative for performance relative to the benchmark as longer-term rates declined during the period. The Fund's aggregate use of futures and swap contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. We initially increased the Fund's allocation to investment grade and high yield corporate bonds as their spreads widened over the first three months of the fiscal year. We later pared this allocation subsequent to the sector's strong rebound. Elsewhere, we increased the Fund's allocation to TIPS, while reducing agency MBS, emerging markets debt, bank loans and commercial mortgage-backed securities (CMBS). Finally, we increased the Fund's duration, although it remained shorter than that of the benchmark.

In our view, interest rates and other fixed income subsectors are close to fair value, although the results of the U.S. election may still influence valuations and our outlook. We believe the Fed will take a measured approach in terms of normalizing monetary policy. The Fed has also signaled that the longer-term path for the federal funds rate will lead to a lower terminal level than has historically been the case. Our generally positive outlook for the credit market remains intact, as we do not anticipate a recession and we think defaults outside lower-rated companies in the commodity sectors should remain relatively low. The outlook for future returns, correlations among different asset classes and volatility remains uncertain. Against this backdrop, we believe maintaining a flexible approach will be key and allow us to capitalize on potential opportunities.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	20.6%
Loan Assignments	3.2
Corporate Bonds	41.5
Exchange Traded Funds	0.8
Foreign Government Securities	3.4
Investment Company	3.6
Mortgage-Backed Securities	23.0
Municipal Note	0.3
U.S. Government Agency Securities	0.6
U.S. Treasury Obligations	21.1
Short-Term Investment	1.5
Other Assets Less Liabilities	(19.6)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	5.91%	4.38%	6.03%	6.74%
Institutional Class	07/11/2003	6.38%	4.77%	6.39%	7.01%
Class A13	12/20/2007	5.95%	4.35%	6.02%	6.72%
Class C13	12/20/2007	5.13%	3.60%	5.34%	6.21%
Class R6[13]	03/15/2013	6.36%	4.80%	6.41%	7.02%
With Sales Charge
Class A13		1.44%	3.44%	5.56%	6.38%
Class C13		4.13%	3.60%	5.34%	6.21%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		4.37%	2.90%	4.64%	4.31%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 2.30%, 2.65%, 2.15%, 1.56% and 2.72% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.28%, 2.63%, 1.52% and 2.71% for Trust Class, Institutional Class, Class C and Class R6 shares, respectively. Absent repayment, the 30-day SEC yield would have been 2.16% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.23%, 0.87%, 1.26%, 2.00% and 0.80% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 0.80%, 1.20%, 1.90% and 0.73% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Unconstrained Bond Fund Commentary (Unaudited)

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a 0.79% total return for the 12 months ended October 31, 2016. In contrast, its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, provided a 0.31% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global fixed income market generated a positive return during the reporting period, although with meaningful volatility throughout. In the U.S., the market reacted to mixed economic data, uncertain timing of future U.S. Federal Reserve (Fed) interest rate hikes, an unusual U.S. election cycle and numerous geopolitical issues such as "Brexit." For the 12-month period, short-term U.S. Treasury yields moved higher, whereas longer-term rates declined. Overseas, the European Central Bank and Bank of Japan continued to pursue highly accommodative monetary policies given weak growth and ongoing concerns over deflation. The U.S. dollar fluctuated over the period, particularly in response to the evolving outlook for Fed interest rate increases. Investor risk appetite was weak in the first part of the Fund's fiscal year but subsequently rebounded. Investment grade and high yield corporate bonds, as well as emerging markets debt, ultimately produced the strongest returns.

The Fund's allocations to high yield corporate bonds and investment grade corporate bonds contributed to results. Their recovery from earlier weakness was driven by demand from investors searching for yield in an otherwise low rate environment. In addition, an allocation to non-agency mortgage-backed securities (MBS) was beneficial. On the downside, the Fund's negative duration posture was detrimental for performance as sovereign yields rallied during the period. Our bearish positioning in emerging markets debt was also a detractor.

During the reporting period, the Fund's aggregate use of futures, forward foreign currency, options on futures and swap contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. We initially increased the Fund's allocations to high yield corporate bonds and investment grade corporate bonds as their spreads widened over the first three months of the fiscal year. We later pared these allocations subsequent to their strong rebound. Elsewhere, we decreased the Fund's allocation to non-agency MBS, and reduced its emerging markets debt exposure. Finally, we moderately increased the Fund's duration, although it remained negative as a result of short positions in Germany and Japan.

In our view, interest rates and other fixed income subsectors are close to fair value, although the results of the U.S. election may still influence valuations and our outlook. We believe the Fed will take a measured approach in terms of normalizing monetary policy. The Fed has also signaled that the longer-term path for the federal funds rate will lead to a lower terminal level than has historically been the case. Our generally positive outlook for the credit market remains intact, as we do not anticipate a recession and we think defaults outside lower-rated companies in the commodity sectors should remain relatively low. The outlook for future returns, correlations among different asset classes and volatility remains uncertain. Against this backdrop, we believe maintaining a flexible approach will be key and allow us to capitalize on potential opportunities.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, NATHAN KUSH, THOMAS J. MARTHALER, JON JONSSON AND
UGO LANCIONI
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	18.0%
Corporate Bonds	40.5
Exchange Traded Funds	5.8
Foreign Government Securities	7.9
Mortgage-Backed Securities	2.2
U.S. Treasury Obligations	12.4
Short-Term Investment	3.9
Other Assets Less Liabilities	9.3 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	Life of Fund
At NAV
Institutional Class	02/13/2014	0.79%	-0.24%
Class A	02/13/2014	0.41%	-0.64%
Class C	02/13/2014	-0.34%	-1.34%
Class R6	02/13/2014	0.97%	-0.13%
With Sales Charge
Class A		-3.90%	-2.21%
Class C		-1.32%	-1.34%
Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[1,14]		0.31%	0.13%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 1.90%, 1.44%, 0.75% and 1.95% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been -3.27%, 0.81%, -0.30% and 1.71% for Institutional Class, Class A, Class C and Class R6 shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.28%, 1.76%, 2.50% and 1.32% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.68%, 1.05%, 1.80% and 0.61% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 39 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 39.6% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM and NBFI who provided services to any Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman. Following the Reorganization, the employees of NBM provide the same services to each Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

  On or about January 1, 2017, Neuberger Berman the Funds' distributor, ("Distributor"), will change its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Barclays G.O. Index. The Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market. On August 24, 2016, Bloomberg acquired the Barclays fixed income benchmark indices from Barclays. Barclays and Bloomberg have agreed to co-brand the indices as the Bloomberg Barclays Indices for an initial term of five years. For more information, please visit www.bloombergindices.com/.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). On August 24, 2016, Bloomberg acquired the Barclays fixed income benchmark indices from Barclays. Barclays and Bloomberg have agreed to co-brand the indices as the Bloomberg Barclays Indices for an initial term of five years. For more information, please visit www.bloombergindices.com/.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities. On August 24, 2016, Bloomberg acquired the Barclays fixed income benchmark indices from Barclays. Barclays and Bloomberg have agreed to co-brand the indices as the Bloomberg Barclays Indices for an initial term of five years. For more information, please visit www.bloombergindices.com/.

Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index:

Bloomberg Barclays Municipal Bond Index:

The Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. On August 24, 2016, Bloomberg acquired the Barclays fixed income benchmark indices from Barclays. Barclays and Bloomberg have agreed to co-brand the indices as the Bloomberg Barclays Indices for an initial term of five years. For more information, please visit www.bloombergindices.com/.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB- or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. On August 24, 2016, Bloomberg acquired the Barclays fixed income benchmark indices from Barclays. Barclays and Bloomberg have agreed to co-brand the indices as the Bloomberg Barclays Indices for an initial term of five years. For more information, please visit www.bloombergindices.com/.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Blended benchmark is composed of 50% J.P. Morgan GBI — Emerging Markets Global Diversified, 25% J.P. Morgan EMBI — Global Diversified, and 25% J.P. Morgan CEMBI — Diversified, and is rebalanced monthly.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

S&P/LSTA Leveraged Loan Index:

The index measures the performance of the U.S. leveraged loan market based upon real-time market weightings, spreads and interest payments. Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing is used to price each loan in the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2016 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During the Period(1) 5/1/16 - 10/31/16	Expense Ratio	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During the Period(1) 5/1/16 - 10/31/16	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,016.80	$4.36	0.86%	$1,000.00	$1,020.81	$4.37	0.86%
Institutional Class	$1,000.00	$1,019.80	$2.34	0.46%	$1,000.00	$1,022.82	$2.34	0.46%
Class A	$1,000.00	$1,017.80	$4.36	0.86%	$1,000.00	$1,020.81	$4.37	0.86%
Class C	$1,000.00	$1,013.00	$8.15	1.61%	$1,000.00	$1,017.04	$8.16	1.61%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,041.70	$4.62	0.90%	$1,000.00	$1,020.61	$4.57	0.90%
Class A	$1,000.00	$1,039.80	$6.56	1.28%	$1,000.00	$1,018.70	$6.50	1.28%
Class C	$1,000.00	$1,035.90	$10.34	2.02%	$1,000.00	$1,014.98	$10.23	2.02%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,033.10	$3.58	0.70%	$1,000.00	$1,021.62	$3.56	0.70%
Class A	$1,000.00	$1,031.20	$5.46	1.07%	$1,000.00	$1,019.76	$5.43	1.07%
Class C	$1,000.00	$1,027.30	$9.27	1.82%	$1,000.00	$1,015.99	$9.22	1.82%
High Income Bond Fund
Investor Class	$1,000.00	$1,063.50	$4.31	0.83%	$1,000.00	$1,020.96	$4.22	0.83%
Institutional Class	$1,000.00	$1,064.10	$3.63	0.70%	$1,000.00	$1,021.62	$3.56	0.70%
Class A	$1,000.00	$1,062.30	$5.44	1.05%	$1,000.00	$1,019.86	$5.33	1.05%
Class C	$1,000.00	$1,058.30	$9.36	1.81%	$1,000.00	$1,016.04	$9.17	1.81%
Class R3	$1,000.00	$1,060.60	$7.36	1.42%	$1,000.00	$1,018.00	$7.20	1.42%
Class R6	$1,000.00	$1,064.60	$3.17	0.61%	$1,000.00	$1,022.07	$3.10	0.61%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,017.10	$2.59	0.51%	$1,000.00	$1,022.57	$2.59	0.51%
Class A	$1,000.00	$1,015.20	$4.46	0.88%	$1,000.00	$1,020.71	$4.47	0.88%
Class C	$1,000.00	$1,010.50	$8.24	1.63%	$1,000.00	$1,016.94	$8.26	1.63%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,002.60	$3.32	0.66%	$1,000.00	$1,021.82	$3.35	0.66%
Institutional Class	$1,000.00	$1,003.40	$2.57	0.51%	$1,000.00	$1,022.57	$2.59	0.51%
Class A	$1,000.00	$1,001.50	$4.43	0.88%	$1,000.00	$1,020.71	$4.47	0.88%
Class C	$1,000.00	$997.80	$8.19	1.63%	$1,000.00	$1,016.94	$8.26	1.63%
New York Municipal Income Fund
Institutional Class	$1,000.00	$1,004.40	$5.09	1.01%	$1,000.00	$1,020.06	$5.13	1.01%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,002.20	$3.52	0.70%	$1,000.00	$1,021.62	$3.56	0.70%
Trust Class	$1,000.00	$1,001.50	$4.02	0.80%	$1,000.00	$1,021.11	$4.06	0.80%
Institutional Class	$1,000.00	$1,003.20	$2.57	0.50%	$1,000.00	$1,022.57	$2.59	0.50%
Class A	$1,000.00	$1,002.50	$4.38	0.87%	$1,000.00	$1,020.76	$4.42	0.87%
Class C	$1,000.00	$998.70	$8.14	1.62%	$1,000.00	$1,016.99	$8.21	1.62%
Short Duration High Income Fund
Institutional Class	$1,000.00	$1,038.50	$3.89	0.76%	$1,000.00	$1,021.32	$3.86	0.76%
Class A	$1,000.00	$1,036.60	$5.78	1.13%	$1,000.00	$1,019.46	$5.74	1.13%
Class C	$1,000.00	$1,032.70	$9.61	1.88%	$1,000.00	$1,015.69	$9.53	1.88%
Strategic Income Fund
Trust Class	$1,000.00	$1,040.50	$5.64	1.10%	$1,000.00	$1,019.61	$5.58	1.10%
Institutional Class	$1,000.00	$1,043.20	$3.85	0.75%	$1,000.00	$1,021.37	$3.81	0.75%
Class A	$1,000.00	$1,041.10	$5.90	1.15%	$1,000.00	$1,019.36	$5.84	1.15%
Class C	$1,000.00	$1,036.60	$9.47	1.85%	$1,000.00	$1,015.84	$9.37	1.85%
Class R6	$1,000.00	$1,043.60	$3.49	0.68%	$1,000.00	$1,021.72	$3.46	0.68%

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During the Period(1) 5/1/16 - 10/31/16	Expense Ratio	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During the Period(1) 5/1/16 - 10/31/16	Expense Ratio
Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,019.70	$3.30	0.65%	$1,000.00	$1,021.87	$3.30	0.65%
Class A	$1,000.00	$1,016.70	$5.22	1.03%	$1,000.00	$1,019.96	$5.23	1.03%
Class C	$1,000.00	$1,012.90	$8.96	1.77%	$1,000.00	$1,016.24	$8.97	1.77%
Class R6	$1,000.00	$1,020.00	$3.00	0.59%	$1,000.00	$1,022.17	$3.00	0.59%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

Schedule of Investments Core Bond Fund 10/31/16

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations (34.8%)
	U.S. Treasury Bonds
$2,295	6.25%, due 8/15/23	$2,988
16,195	5.50%, due 8/15/28	22,256
3,525	3.88%, due 8/15/40	4,414
	U.S. Treasury Inflation-Indexed Bonds
10,418	0.25%, due 1/15/25	10,557	(b)
7,681	2.00%, due 1/15/26	8,955	(b)
2,949	1.75%, due 1/15/28	3,422	(b)
1,340	3.63%, due 4/15/28	1,832	(b)
7,047	3.88%, due 4/15/29	10,041	(b)
	U.S. Treasury Notes
19,800	0.50%, due 4/30/17	19,797
8,930	0.88%, due 11/30/17	8,943
7,300	0.75%, due 1/31/18	7,300
100	0.88%, due 1/31/18	100
245	0.75%, due 2/28/18	245
4,065	1.38%, due 4/30/21	4,080
2,565	1.50%, due 2/28/23	2,557
7,385	2.75%, due 2/15/24	7,952
11,082	1.63%, due 2/15/26	10,904
55	4.75%, due 2/15/37	77
	Total U.S. Treasury Obligations (Cost $124,722)	126,420
U.S. Government Agency Securities (1.8%)
1,560	Federal Home Loan Bank, 5.50%, due 7/15/36	2,193
450	Federal Home Loan Mortgage Corp., 6.75%, due 3/15/31	680
	Federal National Mortgage Association
1,200	1.60%, due 12/24/20	1,196
925	1.88%, due 9/24/26	902
1,855	Residual Funding Corp., 0.00%, due 4/15/30	1,294	(c)
250	Tennessee Valley Authority, 5.25%, due 9/15/39	335
	Total U.S. Government Agency Securities (Cost $6,374)	6,600
Mortgage-Backed Securities (32.5%)
Collateralized Mortgage Obligations (0.0%)
12	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.77%, due 5/25/32	12	(d)
Commercial Mortgage-Backed (4.7%)
	Bear Stearns Commercial Mortgage Securities
278	Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	280
358	Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	366	(e)
	Citigroup Commercial Mortgage Trust
3,448	Ser. 2013-GC15, Class XA, 1.19%, due 9/10/46	160	(d)(f)
4,936	Ser. 2014-GC25, Class XA, 1.08%, due 10/10/47	319	(d)(f)
2,616	Ser. 2015-GC27, Class XA, 1.43%, due 2/10/48	227	(d)(f)
550	Ser. 2015-P1, Class A5, 3.72%, due 9/15/48	594
127	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	128
410	COBALT CMBS Commercial Mortgage Trust, Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	412	(e)
	Commercial Mortgage Loan Trust
6,875	Ser. 2014-CR17, Class XA, 1.17%, due 5/10/47	388	(d)(f)
689	Ser. 2008-LS1, Class A4B, 6.09%, due 12/10/49	707	(d)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Commercial Mortgage Trust
$6,381	Ser. 2013-CR11, Class XA, 1.16%, due 10/10/46	$354	(d)(f)
7,053	Ser. 2014-CR16, Class XA, 1.23%, due 4/10/47	401	(d)(f)
4,468	Ser. 2014-LC15, Class XA, 1.37%, due 4/10/47	274	(d)(f)
3,953	Ser. 2014-UBS3, Class XA, 1.33%, due 6/10/47	255	(d)(f)
4,933	Ser. 2014-UBS6, Class XA, 1.06%, due 12/10/47	278	(d)(f)
335	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/48	360
	Credit Suisse Mortgage Capital Certificates
49	Ser. 2007-C3, Class A4, 5.69%, due 6/15/39	49	(d)
490	Ser. 2007-C4, Class A4, 5.94%, due 9/15/39	500	(d)
29	Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	29
680	Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	696	(e)
250	Ser. 2008-C1, Class A3, 6.06%, due 2/15/41	257	(d)
	GS Mortgage Securities Trust
2,951	Ser. 2012-GC6, Class XA, 1.97%, due 1/10/45	243	(d)(f)(g)
1,296	Ser. 2007-GG10, Class A4, 5.79%, due 8/10/45	1,310	(d)
11,959	Ser. 2014-GC18, Class XA, 1.14%, due 1/10/47	679	(d)(f)
335	Ser. 2015-GC32, Class A4, 3.76%, due 7/10/48	363
355	Ser. 2015-GC34, Class A4, 3.51%, due 10/10/48	377
	JP Morgan Chase Commercial Mortgage Securities Corp.
802	Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	806
1,065	Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,085	(e)
	Morgan Stanley Bank of America Merrill Lynch Trust
4,670	Ser. 2014-C16, Class XA, 1.20%, due 6/15/47	269	(d)(f)
710	Ser. 2015-C24, Class A4, 3.73%, due 5/15/48	765
	UBS-Barclays Commercial Mortgage Trust
2,806	Ser. 2012-C4, Class XA, 1.77%, due 12/10/45	211	(d)(f)(g)
1,759	Ser. 2012-C3, Class XA, 2.05%, due 8/10/49	141	(d)(f)(g)
	Wells Fargo Commercial Mortgage Trust
500	Ser. 2015-C29, Class A4, 3.64%, due 6/15/48	535
225	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/49	228
950	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/49	957
500	Ser. 2015-C30, Class A4, 3.66%, due 9/15/58	536
	WF-RBS Commercial Mortgage Trust
6,418	Ser. 2013-C11, Class XA, 1.36%, due 3/15/45	344	(d)(f)(g)
6,431	Ser. 2014-C25, Class XA, 0.94%, due 11/15/47	346	(d)(f)
15,502	Ser. 2014-C22, Class XA, 0.94%, due 9/15/57	784	(d)(f)
		17,013
Fannie Mae (16.5%)
1,029	2.50%, due 4/1/30 – 1/1/31	1,060
4,676	3.00%, due 9/1/27 – 5/1/45	4,873
8,095	3.50%, due 12/1/41 – 3/1/46	8,537
10,856	4.00%, due 2/1/41 – 2/1/46	11,664
9,622	4.50%, due 9/1/23 – 5/1/46	10,522
4,424	5.00%, due 1/1/17 – 4/1/44	4,907
2,595	5.50%, due 11/1/22 – 3/1/41	2,930
1,097	6.00%, due 3/1/33 – 11/1/38	1,258
2,310	2.50%, TBA, 15 Year Maturity	2,377	(h)
1,490	3.00%, TBA, 15 Year Maturity	1,559	(h)
4,735	3.00%, TBA, 30 Year Maturity	4,875	(h)
765	3.50%, TBA, 30 Year Maturity	803	(h)
4,380	4.00%, TBA, 30 Year Maturity	4,691	(h)
		60,056

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Freddie Mac (8.7%)
$126	2.55%, due 2/1/37	$134	(c)
176	2.75%, due 4/1/37	187	(c)
5,570	3.50%, due 7/1/42 – 5/1/46	5,864	(i)
9,126	4.00%, due 11/1/40 – 3/1/46	9,767
3,494	4.50%, due 6/1/39 – 2/1/45	3,832
603	5.00%, due 5/1/23 – 5/1/41	666
1,044	5.50%, due 12/1/22 – 11/1/38	1,180
19	6.00%, due 12/1/37	22
4	6.50%, due 11/1/25	5
1,500	2.50%, TBA, 15 Year Maturity	1,543	(h)
5,145	3.00%, TBA, 30 Year Maturity	5,297	(h)
830	3.50%, TBA, 30 Year Maturity	871	(h)
2,115	4.00%, TBA, 30 Year Maturity	2,263	(h)
		31,631
Ginnie Mae (2.6%)
2,241	3.50%, due 1/20/43 – 7/20/46	2,379
1,951	4.00%, due 11/20/44 – 5/20/46	2,091
3,420	3.00%, TBA, 30 Year Maturity	3,562	(h)
1,020	3.50%, TBA, 30 Year Maturity	1,080	(h)
275	4.00%, TBA, 30 Year Maturity	295	(h)
		9,407
	Total Mortgage-Backed Securities (Cost $118,632)	118,119
Corporate Bonds (26.4%)
Airlines (0.5%)
1,755	American Airlines, Inc., Ser. 2016-2, Class A, 3.65%, due 6/15/28	1,825	(j)
Auto Manufacturers (1.9%)
	Ford Motor Credit Co. LLC
800	2.55%, due 10/5/18	810
955	3.10%, due 5/4/23	956	(j)
560	General Motors Co., 6.60%, due 4/1/36	662
	General Motors Financial Co., Inc.
830	3.10%, due 1/15/19	845
1,150	2.40%, due 5/9/19	1,151	(j)
1,555	3.20%, due 7/6/21	1,571	(j)
840	4.30%, due 7/13/25	857
		6,852
Banks (7.7%)
	Bank of America Corp.
1,395	4.45%, due 3/3/26	1,490	(j)
2,275	3.50%, due 4/19/26	2,334	(j)
820	Barclays PLC, 2.00%, due 3/16/18	820
1,149	Capital One N.A., 2.35%, due 8/17/18	1,162
	Citigroup, Inc.
1,730	2.70%, due 3/30/21	1,759	(j)
1,270	3.20%, due 10/21/26	1,266
335	4.45%, due 9/29/27	353

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$485	Fifth Third Bancorp, 2.88%, due 7/27/20	$501
	Goldman Sachs Group, Inc.
1,340	2.00%, due 4/25/19	1,348
920	4.25%, due 10/21/25	963
1,695	3.75%, due 2/25/26	1,766	(j)
1,565	5.15%, due 5/22/45	1,693	(j)
2,390	HSBC Holdings PLC, 2.65%, due 1/5/22	2,376	(j)
1,065	Huntington Bancshares, Inc., 2.30%, due 1/14/22	1,056
	JPMorgan Chase & Co.
1,065	2.30%, due 8/15/21	1,066
1,515	2.95%, due 10/1/26	1,501	(j)
705	4.95%, due 6/1/45	776	(j)
695	Ser. R, 6.00%, due 12/29/49	723	(d)
920	Ser. V, 5.00%, due 12/29/49	898	(d)
	Morgan Stanley
1,035	2.50%, due 4/21/21	1,042	(j)
740	3.88%, due 1/27/26	780
	Wells Fargo & Co.
1,965	2.10%, due 7/26/21	1,955	(j)
515	4.90%, due 11/17/45	554
		28,182
Beverages (2.1%)
	Anheuser-Busch InBev Finance, Inc.
3,075	3.65%, due 2/1/26	3,239	(j)
640	4.90%, due 2/1/46	734
1,430	Molson Coors Brewing Co., 2.10%, due 7/15/21	1,424	(j)
950	PepsiCo, Inc., 3.45%, due 10/6/46	907
1,130	SABMiller Holdings, Inc., 3.75%, due 1/15/22	1,213	(g)
		7,517
Commercial Services (0.6%)
1,135	ERAC USA Finance LLC, 2.70%, due 11/1/23	1,125	(g)
1,170	University of Southern California, 3.03%, due 10/1/39	1,117
		2,242
Computers (2.4%)
1,260	Apple, Inc., 4.65%, due 2/23/46	1,394
2,240	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, due 6/15/21	2,342	(g)(j)
	HP Enterprise Co.
2,415	4.65%, due 10/15/22	2,602	(g)(j)
2,165	5.15%, due 10/15/25	2,308	(g)(j)
		8,646
Diversified Financial Services (1.6%)
1,335	Air Lease Corp., 2.13%, due 1/15/20	1,333
1,385	American Express Credit Corp., 1.70%, due 10/30/19	1,386
1,895	Int'l Lease Finance Corp., 6.25%, due 5/15/19	2,051	(j)
1,230	Synchrony Financial, 2.60%, due 1/15/19	1,245	(j)
		6,015
See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Electric (1.2%)
$1,405	Duke Energy Corp., 1.80%, due 9/1/21	$1,388	(j)
865	Exelon Corp., 4.45%, due 4/15/46	901
940	South Carolina Electric & Gas Co., 5.10%, due 6/1/65	1,069
840	Southern Co., 4.40%, due 7/1/46	888
		4,246
Electronics (0.6%)
2,265	Honeywell Int'l, Inc., 2.50%, due 11/1/26	2,229
Food (0.2%)
695	Grupo Bimbo SAB de CV, 4.88%, due 6/27/44	677	(g)
Healthcare - Services (0.3%)
815	Providence St. Joseph Health Obligated Group, Ser. H, 2.75%, due 10/1/26	806
390	Quest Diagnostics, Inc., 2.50%, due 3/30/20	397
		1,203
Media (2.0%)
	Charter Communications Operating LLC/Charter Communications Operating Capital
1,450	3.58%, due 7/23/20	1,504	(g)(j)
1,605	4.91%, due 7/23/25	1,732	(g)(j)
865	6.48%, due 10/23/45	1,017	(g)
	Viacom, Inc.
460	2.75%, due 12/15/19	468
765	3.88%, due 4/1/24	789
970	3.45%, due 10/4/26	964
775	4.38%, due 3/15/43	714	(j)
		7,188
Oil & Gas (0.9%)
820	Apache Corp., 4.75%, due 4/15/43	870
1,650	Hess Corp., 4.30%, due 4/1/27	1,643
885	Shell Int'l Finance BV, 4.00%, due 5/10/46	877	(j)
		3,390
Pharmaceuticals (1.7%)
	AbbVie, Inc.
1,215	2.50%, due 5/14/20	1,230	(j)
355	3.20%, due 5/14/26	349
1,005	Express Scripts Holding Co., 4.80%, due 7/15/46	1,008
2,645	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	2,639	(j)
850	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, due 10/1/46	790
		6,016

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Pipelines (0.5%)
	Energy Transfer Partners L.P.
$650	4.15%, due 10/1/20	$678
690	6.50%, due 2/1/42	731
355	Kinder Morgan, Inc., 5.55%, due 6/1/45	368	(j)
		1,777
Real Estate Investment Trusts (0.2%)
705	Omega Healthcare Investors, Inc., 4.50%, due 1/15/25	717
Savings & Loans (0.3%)
1,020	Nationwide Building Society, 2.45%, due 7/27/21	1,032	(g)
Software (0.7%)
1,460	Microsoft Corp., 3.70%, due 8/8/46	1,430	(j)
1,235	Oracle Corp., 4.00%, due 7/15/46	1,221
		2,651
Telecommunications (1.0%)
1,155	AT&T, Inc., 4.75%, due 5/15/46	1,131	(j)
	Verizon Communications, Inc.
570	5.05%, due 3/15/34	619
1,890	4.27%, due 1/15/36	1,894	(j)
		3,644
	Total Corporate Bonds (Cost $94,322)	96,049
Asset-Backed Securities (6.6%)
1,400	Aames Mortgage Investment Trust, Ser. 2006-1, Class A4, 1.09%, due 4/25/36	1,264	(d)
1,350	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE3, Class M3, 1.24%, due 5/25/35	1,147	(d)
530	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 1.03%, due 9/25/35	494	(d)
1,291	Asset Backed Funding Certificates, Ser. 2004-OPT3, Class A4, 1.31%, due 11/25/33	1,231	(d)
1,100	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 1.01%, due 10/25/35	999	(d)
15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.99%, due 12/25/33	14	(d)
8,185	Chase Issuance Trust, Ser. 2016-A7, Class A7, 1.06%, due 9/16/19	8,183
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.90%, due 1/25/36	105	(d)
250	Countrywide Asset-Backed Certificates, Ser. 2004-5, Class 1A, 1.03%, due 10/25/34	235	(d)
20	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.75%, due 4/25/33	19	(d)
775	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.51%, due 4/25/35	703	(d)
1,410	IndyMac Residential Asset-Backed Trust, Ser. 2005-D, Class AII4, 0.88%, due 3/25/36	1,265	(d)
735	Morgan Stanley ABS Capital I, Inc., Trust, Ser. 2003-HE1, Class M1, 1.73%, due 5/25/33	716	(d)
1,470	Navient Student Loan Trust, Ser. 2016-6A, Class A1, 1.00%, due 3/25/66	1,471	(d)(g)
464	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-2, Class AV1B, 0.79%, due 4/25/35	450	(d)
1,350	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, 0.99%, due 1/25/36	1,173	(d)
	Residential Asset Mortgage Products, Inc.
6	Ser. 2003-RS2, Class AII, 1.21%, due 3/25/33	6	(d)
750	Ser. 2005-RS4, Class M3, 1.01%, due 4/25/35	710	(d)
770	Ser. 2005-RS7, Class M1, 1.03%, due 7/25/35	724	(d)
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 1.07%, due 3/25/35	8	(d)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Soundview Home Equity Loan Trust
	$775	Ser. 2005-DO1, Class M5, 1.49%, due 5/25/35	$695	(d)
	1,560	Ser. 2005-OPT1, Class M2, 1.21%, due 6/25/35	1,438	(d)
	900	Ser. 2005-OPT3, Class M1, 1.00%, due 11/25/35	779	(d)
	4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 1.21%, due 1/25/34	4	(d)
		Total Asset-Backed Securities (Cost $23,399)	23,833
Foreign Government Securities (2.0%)
	1,000	Japan Bank for Int'l Cooperation, 2.00%, due 11/4/21	1,002	(i)
	990	Japan Int'l Cooperation Agency, 2.13%, due 10/20/26	975
MXN	34,770	Mexican Bonos, Ser. M, 7.75%, due 11/13/42	2,060
ZAR	40,970	South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41	2,199	(j)
	$1,100	Ukraine Government AID Bonds, 1.47%, due 9/29/21	1,099
		Total Foreign Government Securities (Cost $8,530)	7,335
Municipal Notes (0.5%)
	550	California St. Var. Purp. G.O. (Build America Bonds), Ser. 2009, 7.55%, due 4/1/39	852
	1,130	Commonwealth Fin. Au. Taxable Rev., Ser. 2016-A, 4.14%, due 6/1/38	1,137
		Total Municipal Notes (Cost $2,016)	1,989
NUMBER OF SHARES
Short-Term Investment (2.1%)
Investment Company (2.1%)
	7,445,508	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $7,446)	7,446	(j)(k)
		Total Investments (106.7%) (Cost $385,441)	387,791
		Other Assets Less Liabilities [(6.7%)]	(24,245	)(l)
		Net Assets (100.0%)	$363,546

(a)  Principal amount is stated in the currency in which the security is denominated.

  MXN = Mexican Peso

  ZAR = South African Rand

(b)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(c)  This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(e)  The security is a weighted average fixed-rate available funds class whose coupon may change depending on the underlying loans in the deal.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $17,962,000 or 4.9% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(h)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at 10/31/2016, amounted to approximately $29,216,000, which represents 8.0% of net assets of the Fund.

(i)  When-issued security. Total value of all such securities at 10/31/2016, amounted to approximately $1,119,000, which represents 0.3% of net assets of the Fund.

(j)  All or a portion of this security is segregated in connection with obligations for TBAs and/or futures contracts and/or when-issued securities with a total value of approximately $42,212,000.

(k)  Represents 7-day effective yield as of 10/31/2016.

(l)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/19/2016	82 Euro, 90 day	Long	$(3,390)
12/19/2016	1 New Zealand Dollar	Long	(804)
12/20/2016	8 U.S. Treasury Ultra Long Bond	Long	(84,292)
12/20/2016	45 U.S. Treasury Bond, 10 Year Ultra	Long	(84,931)
12/8/2016	29 Euro-Buxl Bond, 30 Year	Short	274,090
12/19/2016	2 Euro	Short	6,425
12/8/2016	30 Euro-Bobl	Short	16,709
12/8/2016	11 Euro-Bund	Short	21,100
12/19/2016	73 Mexican Peso	Short	(24,020)
12/19/2016	58 South African Rand	Short	(156,747)
12/19/2016	61 United States Dollar Interest Rate Swap, 10 Year	Short	75,457
12/20/2016	100 U.S. Treasury Note, 10 Year	Short	176,198
12/20/2016	19 U.S. Treasury Long Bond	Short	143,188
Total			$358,983

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

At October 31, 2016, the notional value of futures for the Fund was $28,153,318 for long positions and $(38,487,331) for short positions. The Fund had $746,225 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $33,635,287 for long positions and $(48,950,095) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$126,420	$—	$126,420
U.S. Government Agency Securities	—	6,600	—	6,600
Mortgage-Backed Securities(a)	—	118,119	—	118,119
Corporate Bonds(a)	—	96,049	—	96,049
Asset-Backed Securities	—	23,833	—	23,833
Foreign Government Securities(a)	—	7,335	—	7,335
Municipal Notes	—	1,989	—	1,989
Short-Term Investment	—	7,446	—	7,446
Total Investments	$—	$387,791	$—	$387,791

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(b)
Assets	$713	$—	$—	$713
Liabilities	(354)	—	—	(354)
Total	$359	$—	$—	$359

(b)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund 10/31/16

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds (26.1%)
Argentina (1.0%)
	Cablevision SA
$150	6.50%, due 6/15/21	$156	(b)(c)
150	6.50%, due 6/15/21	156	(d)
257	Petrobras Argentina SA, 7.38%, due 7/21/23	264	(b)
	YPF SA
124	8.50%, due 3/23/21	136	(b)(c)
400	8.75%, due 4/4/24	440	(c)(d)
		1,152
Azerbaijan (0.2%)
200	Southern Gas Corridor CJSC, 6.88%, due 3/24/26	226	(c)(d)
Barbados (0.2%)
200	Columbus Cable Barbados Ltd., 7.38%, due 3/30/21	214	(d)
Brazil (3.0%)
200	Banco Bradesco SA, 5.90%, due 1/16/21	208	(d)
200	Banco do Brasil SA, 6.25%, due 10/29/49	147	(c)(d)(e)
200	Braskem America Finance Co., 7.13%, due 7/22/41	206	(c)(d)
250	BRF GmbH, 4.35%, due 9/29/26	241	(b)
400	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	392	(c)(d)
301	Cosan Luxembourg SA, 7.00%, due 1/20/27	312	(b)(c)
300	JBS Investments GmbH, 7.75%, due 10/28/20	313	(c)(d)
400	Marfrig Holdings Europe BV, 8.00%, due 6/8/23	413	(b)(c)
300	Marfrig Overseas Ltd., 9.50%, due 5/4/20	311	(c)(d)
	Petrobras Global Finance BV
200	5.38%, due 1/27/21	198	(c)
395	8.38%, due 5/23/21	437	(c)
261	Suzano Austria GmbH, 5.75%, due 7/14/26	258	(b)(c)
	Vale Overseas Ltd.
25	8.25%, due 1/17/34	28	(c)
100	6.88%, due 11/21/36	101	(c)
		3,565
Chile (0.9%)
200	Empresa Electrica Angamos SA, 4.88%, due 5/25/29	197	(c)(d)
160	Enersis Americas SA, 4.00%, due 10/25/26	160
200	GNL Quintero SA, 4.63%, due 7/31/29	210	(c)(d)
300	Latam Airlines Group SA, 7.25%, due 6/9/20	307	(d)
250	VTR Finance BV, 6.88%, due 1/15/24	261	(c)(d)
		1,135
China (1.8%)
200	Alibaba Group Holding Ltd., 3.60%, due 11/28/24	206	(c)
200	Baidu, Inc., 4.13%, due 6/30/25	212	(c)
200	Baosteel Financing 2015 Pty Ltd., 3.88%, due 1/28/20	206	(c)(d)
200	China Overseas Finance Cayman VI Ltd., 6.45%, due 6/11/34	242	(c)(d)
205	CNOOC Finance 2011 Ltd., 4.25%, due 1/26/21	220	(c)(d)
200	CNOOC Nexen Finance 2014 ULC, 4.25%, due 4/30/24	213	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$200	Huarong Finance II Co. Ltd., 5.50%, due 1/16/25	$221	(c)(d)
	200	Longfor Properties Co. Ltd., 6.75%, due 1/29/23	216	(c)(d)
	400	Moon Wise Global Ltd., 9.00%, due 1/29/49	435	(c)(d)(e)
			2,171
Colombia (1.8%)
	267	Banco Bilbao Vizcaya Argentaria Colombia SA, 4.88%, due 4/21/25	271	(b)(c)
		Banco de Bogota SA
	200	5.38%, due 2/19/23	203	(c)(d)
	200	6.25%, due 5/12/26	207	(b)(c)
		Ecopetrol SA
	114	5.88%, due 9/18/23	122	(c)
	100	7.38%, due 9/18/43	102
	149	5.88%, due 5/28/45	132	(c)
		Empresas Publicas de Medellin ESP
COP	1,278,000	8.38%, due 2/1/21	419	(c)(d)
COP	807,000	7.63%, due 9/10/24	250	(b)(c)
COP	437,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/24	137	(b)(c)
		Pacific Exploration and Production Corp.
	$150	7.25%, due 12/12/21	30	(c)(d)(f)
	470	5.13%, due 3/28/23	94	(c)(d)(f)
	175	5.63%, due 1/19/25	35	(b)(c)(f)
	175	5.63%, due 1/19/25	35	(c)(d)(f)
	100	SUAM Finance B.V., 4.88%, due 4/17/24	105	(d)
			2,142
Guatemala (0.3%)
	200	Cementos Progreso Trust, 7.13%, due 11/6/23	212	(b)(c)
	200	Industrial Senior Trust, 5.50%, due 11/1/22	199	(c)(d)
			411
Hong Kong (0.5%)
	400	Bank of East Asia Ltd, 5.50%, due 12/29/49	404	(d)(e)
	180	Noble Group Ltd., 6.75%, due 1/29/20	150	(c)(d)
			554
India (2.2%)
	200	ABJA Investment Co. Pte Ltd., 5.95%, due 7/31/24	201	(d)
	200	Adani Ports & Special Economic Zone Ltd., 3.50%, due 7/29/20	202	(c)(d)
	250	Bharti Airtel Int'l Netherlands BV, 5.35%, due 5/20/24	272	(b)(c)
	200	Greenko Investment Co., 4.88%, due 8/16/23	196	(d)
		IDBI Bank Ltd./DIFC Dubai
	500	3.75%, due 1/25/19	508	(c)(d)
	200	4.25%, due 11/30/20	207	(c)(d)
	400	JSW Steel Ltd., 4.75%, due 11/12/19	392	(c)(d)
	250	Reliance Industries Ltd., 4.88%, due 2/10/45	251	(b)(c)
	400	Vedanta Resources PLC, 8.25%, due 6/7/21	409	(c)(d)
			2,638

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	Indonesia (0.7%)
	$350	Pertamina Persero PT, 5.63%, due 5/20/43	$351	(b)(c)
	250	Perusahaan Gas Negara Persero Tbk, 5.13%, due 5/16/24	267	(c)(d)
	200	Theta Capital Pte Ltd., 7.00%, due 4/11/22	211	(d)
			829
	Iraq (0.4%)
	600	Genel Energy Finance PLC, 7.50%, due 5/14/19	498	(b)(d)
	Israel (0.4%)
	400	Israel Electric Corp. Ltd., 9.38%, due 1/28/20	482	(c)(d)
	Jamaica (0.5%)
	500	Digicel Group Ltd., 8.25%, due 9/30/20	441	(c)(d)
	200	Digicel Ltd., 6.00%, due 4/15/21	179	(c)(d)
			620
	Kazakhstan (0.5%)
	200	Halyk Savings Bank of Kazakhstan JSC, 7.25%, due 1/28/21	217	(d)
		KazMunayGas National Co., JSC
	200	9.13%, due 7/2/18	219	(c)(d)
	200	6.38%, due 4/9/21	220	(c)(d)
			656
	Korea (0.7%)
	218	Korea National Oil Corp., 2.13%, due 4/14/21	218	(b)(c)
	200	Shinhan Bank, 3.88%, due 3/24/26	207	(b)(c)
	200	Woori Bank, 4.50%, due 12/29/49	200	(b)(e)
	200	Woori Bank Co., Ltd., 4.75%, due 4/30/24	212	(b)(c)
			837
	Kuwait (0.4%)
	200	Equate Petrochemical BV, 4.25%, due 11/3/26	198	(b)(j)
	200	NBK Tier 1 Financing Ltd., 5.75%, due 12/29/49	204	(c)(d)(e)
			402
	Macau (0.2%)
	250	Studio City Finance Ltd., 8.50%, due 12/1/20	258	(d)
	Mexico (3.5%)
	200	Alpek SAB de CV, 5.38%, due 8/8/23	217	(c)(d)
	230	Banco Mercantil del Norte SA, 5.75%, due 10/4/31	222	(b)(e)
	200	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.13%, due 11/9/22	207	(d)
	200	Cemex SAB de CV, 7.75%, due 4/16/26	224	(b)(c)
MXN	2,170	Comision Federal de Electricidad, Ser. 14-2, 7.35%, due 11/25/25	106
	$200	El Puerto de Liverpool SAB de CV, 3.88%, due 10/6/26	196	(b)
	200	Elementia SAB de CV, 5.50%, due 1/15/25	204	(c)(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$238	Fermaca Enterprises S de RL de CV, 6.38%, due 3/30/38	$248	(c)(d)
		Petroleos Mexicanos
	130	4.63%, due 9/21/23	130	(b)
MXN	10,910	7.19%, due 9/12/24	528	(c)(d)
	$41	6.88%, due 8/4/26	46	(b)(c)
MXN	9,450	Ser. 14-2, 7.47%, due 11/12/26	442
	$700	6.50%, due 6/2/41	680
	200	PLA Administradora Industrial S de RL de CV, 5.25%, due 11/10/22	208	(d)
	200	Sigma Alimentos SA de CV, 4.13%, due 5/2/26	201	(b)(c)
	200	Trust F/1401, 5.25%, due 12/15/24	208	(c)(d)
	200	Unifin Financiera SAB de CV, 7.25%, due 9/27/23	201	(b)
			4,268
Morocco (0.3%)
	350	Office Cherifien des Phosphates SA, 5.63%, due 4/25/24	377	(b)(c)
Panama (0.2%)
	200	Sable Int'l Finance Ltd., 6.88%, due 8/1/22	206	(b)(c)
Peru (0.9%)
	200	Abengoa Transmision Sur SA, 6.88%, due 4/30/43	215	(b)(c)
	100	BBVA Banco Continental SA, 5.25%, due 9/22/29	107	(c)(d)(e)
	83	InRetail Consumer, 5.25%, due 10/10/21	86	(b)(c)
	50	Southern Copper Corp., 6.75%, due 4/16/40	54	(c)
	312	Union Andina de Cementos SAA, 5.88%, due 10/30/21	324	(b)(c)
	300	Volcan Cia Minera SAA, 5.38%, due 2/2/22	296	(c)(d)
			1,082
Qatar (0.1%)
	100	Nakilat, Inc., 6.07%, due 12/31/33	120	(c)(d)
Russia (1.8%)
	200	Bank Otkritie Financial Corp OJSC via OFCB Capital PLC, 7.25%, due 4/25/18	208	(c)(d)
	200	Credit Bank of Moscow via CBOM Finance PLC, 8.70%, due 11/13/18	207	(c)(d)
	319	Credit Bank of Moscow Via CBOM Finance PLC, 5.88%, due 11/7/21	319	(b)(g)(h)(j)
	200	Evraz Group SA, 8.25%, due 1/28/21	218	(d)
	200	GTH Finance BV, 7.25%, due 4/26/23	213	(b)
	218	O1 Properties Finance PLC, 8.25%, due 9/27/21	212	(b)
	200	Sberbank of Russia Via SB Capital SA, 5.13%, due 10/29/22	201	(c)(d)
	200	VimpelCom Holdings BV, 7.50%, due 3/1/22	221	(c)(d)
	300	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/25	321	(c)(d)
			2,120
Singapore (0.7%)
	200	BOC Aviation Ltd., 3.88%, due 4/27/26	205	(d)
	300	Global Logistic Properties Ltd., 3.88%, due 6/4/25	307	(c)(d)
	350	Oversea-Chinese Banking Corp. Ltd., 3.15%, due 3/11/23	355	(c)(d)(e)
			867

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
South Africa (0.3%)
	$200	Eskom Holdings SOC Ltd., 7.13%, due 2/11/25	$207	(b)(c)
	200	Myriad Int'l Holdings BV, 5.50%, due 7/21/25	212	(b)(c)
			419
Thailand (0.9%)
	200	Krung Thai Bank PCL, 5.20%, due 12/26/24	210	(c)(d)(e)
	200	PTT Exploration & Production PCL, 4.88%, due 12/29/49	202	(c)(d)(e)
	200	PTT Global Chemical PCL, 4.25%, due 9/19/22	216	(c)(d)
	200	PTT PCL, 4.50%, due 10/25/42	199	(c)(d)
	200	Thai Oil PCL, 3.63%, due 1/23/23	206	(c)(d)
			1,033
Tunisia (0.2%)
	294	Banque Centrale de Tunisie SA, 5.75%, due 1/30/25	284	(b)(c)
Turkey (0.8%)
	200	Akbank TAS, 5.13%, due 3/31/25	194	(b)(c)
	200	Turkiye Halk Bankasi AS, 5.00%, due 7/13/21	192	(b)
	200	Turkiye Sinai Kalkinma Bankasi AS, 5.38%, due 10/30/19	202	(d)
	200	Turkiye Vakiflar Bankasi Tao, 6.00%, due 11/1/22	197	(c)(d)
	200	Yapi ve Kredi Bankasi AS, 5.25%, due 12/3/18	203	(b)(c)
			988
United Arab Emirates (0.5%)
	150	DP World Ltd., 6.85%, due 7/2/37	171	(b)(c)
	450	MAF Global Securities Ltd., 7.13%, due 10/29/49	474	(c)(d)(e)
			645
Venezuela (0.2%)
	600	Petroleos de Venezuela SA, 6.00%, due 5/16/24	225	(c)(d)
		Total Corporate Bonds (Cost $31,662)	31,424
Foreign Government Securities (71.2%)
Argentina (4.8%)
		Argentina Bonar Bonds
ARS	1,482	25.00%, due 10/9/17	100	(e)
ARS	915	25.43%, due 3/1/18	64	(e)
ARS	2,736	24.89%, due 3/11/19	190	(e)
		Argentine Bonad Bonds
	$627	0.75%, due 2/22/17	619	(c)
	313	2.40%, due 3/18/18	302	(c)
		Argentine Bonos del Tesoro
ARS	8,202	21.20%, due 9/19/18	570
ARS	641	18.20%, due 10/3/21	45
		Argentine Republic Government International Bond
	$200	7.50%, due 4/22/26	218	(c)(d)
EUR	372	5.00%, due 1/15/27	387	(d)
	1,269	7.82%, due 12/31/33	1,505

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$673	8.28%, due 12/31/33	$755
	519	8.28%, due 12/31/33	564	(c)
	150	7.13%, due 7/6/36	155	(d)
	250	City of Buenos Aires Argentina, 7.50%, due 6/1/27	269	(b)(c)
			5,743
Armenia (0.3%)
	287	Republic of Armenia, 7.15%, due 3/26/25	303	(b)(c)
Azerbaijan (0.3%)
		State Oil Co. of the Azerbaijan Republic
	200	6.95%, due 3/18/30	217	(c)(d)
	180	6.95%, due 3/18/30	195	(c)(d)
			412
Bahrain (0.2%)
	200	Bahrain Government International Bond, 7.00%, due 10/12/28	206	(d)
Belize (0.1%)
	311	Belize Government International Bond, 5.00%, due 2/20/38	169	(c)(d)(i)
Bermuda (0.4%)
		Bermuda Government International Bond
	300	4.85%, due 2/6/24	329	(c)(d)
	200	3.72%, due 1/25/27	200	(d)
			529
Brazil (2.5%)
BRL	1,425	Brazil Letras do Tesouro Nacional, 12.38% – 15.19%, due 1/1/19	354	(m)
		Brazil Notas do Tesouro Nacional
BRL	1,000	Ser. B, 6.00%, due 8/15/22	923
BRL	2,061	10.00%, due 1/1/23	609
BRL	2,471	Ser. F, 10.00%, due 1/1/27	714
	$300	Brazilian Government International Bond, 8.25%, due 1/20/34	377	(c)
			2,977
Colombia (5.1%)
		Colombia Government International Bond
COP	423,000	4.38%, due 3/21/23	125
EUR	200	3.88%, due 3/22/26	246
COP	921,000	9.85%, due 6/28/27	369	(c)
	$100	7.38%, due 9/18/37	128	(c)
	310	5.63%, due 2/26/44	339	(c)
		Colombian TES
COP	9,546,000	Ser. B, 7.00%, due 5/4/22	3,189	(c)
COP	1,373,300	Ser. B, 10.00%, due 7/24/24	537
COP	1,030,600	Ser. B, 7.50%, due 8/26/26	345
COP	2,498,800	Ser. B, 6.00%, due 4/28/28	740
COP	369,100	Ser. B, 7.75%, due 9/18/30	126
			6,144

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Costa Rica (0.3%)
	$320	Costa Rica Government International Bond, 7.00%, due 4/4/44	$331	(c)(d)
Cote D'Ivoire (0.7%)
	891	Ivory Coast Government International Bond, 5.75%, due 12/31/32	872	(c)(d)(i)
Croatia (0.8%)
		Croatia Government International Bond
	100	6.75%, due 11/5/19	110	(c)(d)
	100	6.63%, due 7/14/20	111	(c)(d)
	600	6.38%, due 3/24/21	666	(c)(d)
EUR	100	3.00%, due 3/11/25	112	(d)
			999
Dominican Republic (0.7%)
		Dominican Republic International Bond
DOP	2,040	11.00%, due 1/5/18	45	(d)(j)
DOP	1,200	15.95%, due 6/4/21	31	(d)(j)
DOP	10,330	11.00%, due 7/30/21	222	(b)(j)
DOP	8,900	11.50%, due 5/10/24	200	(d)(j)
	$100	6.88%, due 1/29/26	110	(b)
	136	7.45%, due 4/30/44	150	(c)(d)
	123	7.45%, due 4/30/44	136	(b)
			894
Ecuador (0.8%)
		Ecuador Government International Bond
	200	10.50%, due 3/24/20	211	(b)(d)
	200	10.50%, due 3/24/20	211	(d)
	530	7.95%, due 6/20/24	500	(c)(d)
			922
Egypt (0.2%)
	224	Egypt Government International Bond, 5.88%, due 6/11/25	208	(b)
El Salvador (0.6%)
		El Salvador Government International Bond
	504	6.38%, due 1/18/27	501	(c)(d)
	100	7.65%, due 6/15/35	104	(c)(d)
	150	7.63%, due 2/1/41	154	(d)
			759
Ghana (0.7%)
		Ghana Government Bond
GHS	388	24.50%, due 4/22/19	103
GHS	194	24.00%, due 9/9/19	52
GHS	774	24.75%, due 7/19/21	226
	$400	Republic of Ghana, 10.75%, due 10/14/30	470	(c)(d)
			851

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Hungary (5.5%)
		Hungary Government Bond
HUF	126,220	7.00%, due 6/24/22	$568
HUF	422,460	6.00%, due 11/24/23	1,853
HUF	277,320	5.50%, due 6/24/25	1,182
HUF	117,190	6.75%, due 10/22/28	565
	$1,640	Hungary Government International Bond, 7.63%, due 3/29/41	2,500	(c)
			6,668
Indonesia (7.4%)
	800	Indonesia Government International Bond, 8.50%, due 10/12/35	1,183	(c)(d)
		Indonesia Treasury Bond
IDR	3,500,000	7.88%, due 4/15/19	275	(c)
IDR	22,400,000	8.38%, due 3/15/24	1,817	(c)
IDR	8,500,000	8.38%, due 9/15/26	693
IDR	2,500,000	7.00%, due 5/15/27	186
IDR	9,975,000	9.00%, due 3/15/29	842	(c)
IDR	16,304,000	8.75%, due 5/15/31	1,397	(c)
IDR	10,544,000	8.38%, due 3/15/34	843	(c)
IDR	21,884,000	8.25%, due 5/15/36	1,742
			8,978
Iraq (0.4%)
	$640	Republic of Iraq, 5.80%, due 1/15/28	514	(c)(d)
Jamaica (0.3%)
		Jamaica Government International Bond
	130	8.00%, due 3/15/39	151
	200	7.88%, due 7/28/45	231
			382
Kenya (1.0%)
	249	Kenya Government International Bond, 6.88%, due 6/24/24	248	(c)(d)
		Kenya Infrastructure Bond
KES	5,300	12.50%, due 5/12/25	52
KES	90,000	11.00%, due 9/15/25	841	(c)
			1,141
Malaysia (4.0%)
	$1,000	1MDB Global Investments Ltd., 4.40%, due 3/9/23	877	(c)(d)
		Malaysia Government Bond
MYR	880	3.49%, due 3/31/20	211
MYR	400	4.05%, due 9/30/21	98
MYR	500	3.80%, due 9/30/22	121
MYR	1,700	3.80%, due 8/17/23	411
MYR	2,300	4.18%, due 7/15/24	565	(c)
MYR	3,500	3.96%, due 9/15/25	847	(c)
MYR	250	3.90%, due 11/30/26	61
MYR	2,150	4.23%, due 6/30/31	525

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
MYR	750	4.94%, due 9/30/43	$188	(c)
MYR	3,500	Malaysia Government Investment Issue, 4.07%, due 9/30/26	856
			4,760
Mexico (2.5%)
		Mexican Bonos
MXN	3,620	Ser. M, 8.00%, due 12/7/23	212
MXN	3,950	Ser. M, 5.75%, due 3/5/26	202
MXN	13,388	Ser. M20, 8.50%, due 5/31/29	828
MXN	5,939	Ser. M20, 8.50%, due 5/31/29	367	(c)
MXN	8,500	Ser. M, 7.75%, due 5/29/31	497
MXN	7,134	Ser. M30, 8.50%, due 11/18/38	451
		Mexico Government International Bond
	$262	4.60%, due 1/23/46	256	(c)
	200	4.35%, due 1/15/47	189
			3,002
Mongolia (0.4%)
	200	Development Bank of Mongolia LLC, 5.75%, due 3/21/17	195	(d)
	300	Mongolia Government International Bond, 5.13%, due 12/5/22	265	(c)(d)
			460
Oman (0.3%)
		Oman Government International Bond
	200	3.63%, due 6/15/21	201	(d)
	204	4.75%, due 6/15/26	205	(d)
			406
Peru (2.2%)
		Peruvian Government International Bond
PEN	1,641	5.70%, due 8/12/24	500	(b)
PEN	833	5.70%, due 8/12/24	254	(d)
PEN	517	8.20%, due 8/12/26	182	(d)
PEN	622	6.35%, due 8/12/28	190	(b)
EUR	519	3.75%, due 3/1/30	664
PEN	2,554	6.95%, due 8/12/31	825	(d)
			2,615
Philippines (0.2%)
PHP	12,000	Philippine Government International Bond, 3.90%, due 11/26/22	245	(c)
Poland (3.7%)
		Poland Government Bond
PLN	5,850	1.75%, due 7/25/21	1,444
PLN	1,861	5.75%, due 9/23/22	551
PLN	4,411	2.75%, due 8/25/23	1,253
PLN	1,299	4.00%, due 10/25/23	353
PLN	3,604	2.50%, due 7/25/26	872
			4,473

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Russia (5.6%)
		Russian Federal Bond - OFZ
RUB	78,481	7.50%, due 3/15/18	$1,223
RUB	145,516	7.50%, due 2/27/19	2,246	(c)
RUB	78,964	6.70%, due 5/15/19	1,192
RUB	101,432	6.80%, due 12/11/19	1,521
RUB	10,000	7.60%, due 4/14/21	152
RUB	12,342	7.60%, due 7/20/22	186
	$200	Russian Foreign Bond - Eurobond, 5.00%, due 4/29/20	214	(c)(d)
			6,734
Saudi Arabia (0.3%)
		Saudi Government International Bond
	200	3.25%, due 10/26/26	197	(d)
	200	4.50%, due 10/26/46	197	(d)
			394
Senegal (0.4%)
		Senegal Government International Bond
	260	6.25%, due 7/30/24	267	(c)(d)
	200	6.25%, due 7/30/24	206	(b)
			473
Serbia (0.5%)
	520	Republic of Serbia, 7.25%, due 9/28/21	597	(c)(d)
Slovenia (0.4%)
	400	Slovenia Government International Bond, 5.25%, due 2/18/24	465	(d)
South Africa (5.5%)
		South Africa Government Bond
ZAR	11,766	7.75%, due 2/28/23	845
ZAR	20,732	10.50%, due 12/21/26	1,712
ZAR	1,040	10.50%, due 12/21/26	86
ZAR	6,688	8.00%, due 1/31/30	454
ZAR	12,618	8.25%, due 3/31/32	862
ZAR	16,017	8.50%, due 1/31/37	1,096
ZAR	14,467	8.75%, due 2/28/48	1,001
		South Africa Government International Bond
	$200	4.88%, due 4/14/26	207
	377	4.30%, due 10/12/28	366
			6,629
Sri Lanka (0.5%)
	561	Sri Lanka Government International Bond, 6.85%, due 11/3/25	591	(c)(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Thailand (3.2%)
		Thailand Government Bond
THB	24,828	3.88%, due 6/13/19	$749
THB	26,000	3.65%, due 12/17/21	807
THB	3,000	1.88%, due 6/17/22	85
THB	17,600	3.63%, due 6/16/23	554
THB	29,457	3.85%, due 12/12/25	959
THB	8,000	4.88%, due 6/22/29	291
THB	14,500	3.40%, due 6/17/36	463
			3,908
Turkey (7.0%)
		Export Credit Bank of Turkey
	$200	5.38%, due 2/8/21	203	(b)
	200	5.38%, due 10/24/23	200	(b)
		Turkey Government Bond
TRY	5,550	7.40%, due 2/5/20	1,722
TRY	8,282	9.40%, due 7/8/20	2,669	(c)
TRY	600	10.70%, due 2/17/21	202
TRY	2,117	3.00%, due 8/2/23	708
TRY	3,895	10.60%, due 2/11/26	1,320
		Turkey Government International Bond
	$380	5.13%, due 3/25/22	393	(c)
	610	4.25%, due 4/14/26	584	(c)
	200	4.88%, due 10/9/26	199
	200	6.63%, due 2/17/45	224
			8,424
Ukraine (1.1%)
		Ukraine Government International Bond
	271	7.75%, due 9/1/20	268	(b)(c)
	100	7.75%, due 9/1/21	99	(b)
	100	7.75%, due 9/1/26	96	(d)
	460	7.75%, due 9/1/27	437	(c)(d)
	286	0.00%, due 5/31/40	90	(b)(e)
	310	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/22	305	(b)(c)
			1,295
Uruguay (0.3%)
	305	Uruguay Government International Bond, 5.10%, due 6/18/50	304
Venezuela (0.0%)
	40	Venezuela Government International Bond, 8.25%, due 10/13/24	18	(c)(d)
		Total Foreign Government Securities (Cost $84,282)	85,795

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Short-Term Investment (1.8%)
Investment Company (1.8%)
2,232,459	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $2,232)	$2,232	(c)(k)
	Total Investments (99.1%) (Cost $118,176)	119,451
	Other Assets Less Liabilities (0.9%)	1,120	(l)
	Net Assets (100.0%)	$120,571

(a)  Principal amount is stated in the currency in which the security is denominated.

ARS = Argentine Peso

BRL = Brazilian Real

COP = Colombian Peso

DOP = Dominican Peso

EUR = Euro

GHS = Ghanaian Cedi

HUF = Hungarian Forint

IDR = Indonesian Rupiah

KES = Kenyan Shilling

MXN = Mexican Peso

MYR = Malaysian Ringgit

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RUB = Russian Ruble

THB = Thai Baht

TRY = Turkish Lira

ZAR = South African Rand

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $13,454,000, or 11.2% of net assets for the Fund. Securities denoted with a (b) but without a (j) have been deemed by the investment manager to be liquid.

(c)  All or a portion of this security is segregated in connection with obligations for futures and/or forward foreign currency and/or swaps contracts and/or when-issued securities with a total value of approximately $55,916,000.

(d)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at 10/31/2016, amounted to approximately $33,467,000, which represents 27.8% of net assets of the Fund.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(f)  Defaulted security.

(g)  When-issued security. Total value of all such securities at 10/31/2016, amounted to approximately $319,000, which represents 0.3% of net assets of the Fund.

(h)  Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016, amounted to approximately $319,000, which represents approximately 0.3% of net assets of the Fund

(i)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

(j)  Illiquid security.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

(k)  Represents 7-day effective yield as of 10/31/2016.

(l)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

(m)  Rate shown was the discount rate at the date of purchase.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/20/2016	39 U.S. Treasury Note, 10 Year	Long	$(42,479)
12/8/2016	12 Euro-Bund	Short	35,280
12/8/2016	2 Euro-Buxl Bond, 30 Year	Short	25,604
12/20/2016	4 U.S. Treasury Bond, Ultra Long	Short	45,126
12/20/2016	8 U.S. Treasury Note, 10 Year	Short	12,537
12/30/2016	6 U.S. Treasury Note, 5 Year	Short	4,183
Total			$80,251

At October 31, 2016, the notional value of futures for the Fund was $5,055,375 for long positions and $(4,996,724) for short positions. The Fund had $117,279 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $1,202,267 for long positions and $(6,195,854) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,859,793	Brazilian Real	$1,195,167	JPMorgan Chase Bank, N.A.	11/14/2016	$9,946
16,651,209	Brazilian Real	5,049,646	Goldman Sachs International	11/28/2016	128,587
272,570	Brazilian Real	82,717	Goldman Sachs International	11/28/2016	2,047
378,111	Brazilian Real	116,353	JPMorgan Chase Bank, N.A.	1/27/2017	(952)
41,333,164	Chilean Peso	61,540	JPMorgan Chase Bank, N.A.	12/20/2016	1,527
376,962,427	Colombian Peso	127,741	JPMorgan Chase Bank, N.A.	12/9/2016	(3,116)
2,190,121	Egyptian Pounds	164,054	JPMorgan Chase Bank, N.A.	10/18/2017	(13,206)
591,831	Euro	666,292	Citibank, N.A.	11/1/2016	(16,609)
113,906	Euro	127,277	JPMorgan Chase Bank, N.A.	11/1/2016	(2,236)
110,000	Euro	122,879	JPMorgan Chase Bank, N.A.	11/1/2016	(2,126)
189,096	Euro	211,612	JPMorgan Chase Bank, N.A.	11/1/2016	(4,032)
123,031	Euro	137,660	Goldman Sachs International	11/1/2016	(2,603)
57,747	Euro	63,735	JPMorgan Chase Bank, N.A.	11/1/2016	(343)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
92,895	Euro	$102,406	JPMorgan Chase Bank, N.A.	11/1/2016	$(430)
117,547	Euro	129,254	JPMorgan Chase Bank, N.A.	11/1/2016	(217)
118,642	Euro	129,111	Citibank, N.A.	11/1/2016	1,128
119,679	Euro	130,981	Goldman Sachs International	11/1/2016	397
688,999	Euro	748,716	Goldman Sachs International	12/1/2016	8,512
148,311	Euro	161,998	JPMorgan Chase Bank, N.A.	12/1/2016	999
119,679	Euro	130,753	JPMorgan Chase Bank, N.A.	12/1/2016	777
444,935	Euro	486,782	Goldman Sachs International	12/1/2016	2,213
353,166	Euro	386,540	JPMorgan Chase Bank, N.A.	12/1/2016	1,599
58,780	Euro	64,389	JPMorgan Chase Bank, N.A.	12/1/2016	211
84,455,091	Indian Rupee	1,248,745	Goldman Sachs International	12/27/2016	7,812
15,825,069,709	Indonesian Rupiah	1,195,879	Citibank, N.A.	11/10/2016	17,498
3,748,000,000	Indonesian Rupiah	283,253	JPMorgan Chase Bank, N.A.	11/22/2016	3,549
1,158,783,026	Indonesian Rupiah	86,290	JPMorgan Chase Bank, N.A.	11/22/2016	2,382
2,400,000,000	Indonesian Rupiah	181,584	JPMorgan Chase Bank, N.A.	11/22/2016	2,067
1,858,324,356	Indonesian Rupiah	141,468	JPMorgan Chase Bank, N.A.	11/22/2016	733
1,517,800,000	Indonesian Rupiah	116,137	JPMorgan Chase Bank, N.A.	11/22/2016	7
1,688,050,985	Indonesian Rupiah	129,244	JPMorgan Chase Bank, N.A.	11/22/2016	(72)
4,500,000	Malaysian Ringgit	1,108,443	Goldman Sachs International	11/8/2016	(36,613)
1,331,269	Malaysian Ringgit	324,993	Citibank, N.A.	12/8/2016	(8,269)
800,000	Malaysian Ringgit	192,354	JPMorgan Chase Bank, N.A.	12/20/2016	(2,093)
689,020	Malaysian Ringgit	167,463	Goldman Sachs International	12/20/2016	(3,596)
2,000,000	Malaysian Ringgit	483,135	Goldman Sachs International	1/6/2017	(7,726)
2,100,000	Malaysian Ringgit	506,024	JPMorgan Chase Bank, N.A.	1/9/2017	(6,892)
559,764	Malaysian Ringgit	132,442	JPMorgan Chase Bank, N.A.	1/9/2017	604
4,000,000	Malaysian Ringgit	947,172	Citibank, N.A.	1/20/2017	3,226
1,273,528	Malaysian Ringgit	302,716	JPMorgan Chase Bank, N.A.	1/20/2017	(127)
45,240,279	Mexican Peso	2,367,487	JPMorgan Chase Bank, N.A.	11/7/2016	24,992
5,738,814	Mexican Peso	317,171	Goldman Sachs International	11/7/2016	(13,681)
17,165,489	Mexican Peso	912,595	JPMorgan Chase Bank, N.A.	11/30/2016	(7,163)
1,767,163	Mexican Peso	95,880	JPMorgan Chase Bank, N.A.	11/30/2016	(2,667)
6,204,316	Mexican Peso	315,084	JPMorgan Chase Bank, N.A.	11/30/2016	12,176
6,288,373	Mexican Peso	317,986	JPMorgan Chase Bank, N.A.	11/30/2016	13,709
6,605,950	Mexican Peso	339,631	JPMorgan Chase Bank, N.A.	11/30/2016	8,815
12,941,629	Mexican Peso	681,946	JPMorgan Chase Bank, N.A.	11/30/2016	690
6,625,028	Mexican Peso	353,184	Goldman Sachs International	11/30/2016	(3,732)
1,693,315	Mexican Peso	89,586	JPMorgan Chase Bank, N.A.	11/30/2016	(268)
145,709	Peruvian Nuevo Sol	42,667	JPMorgan Chase Bank, N.A.	11/2/2016	653
203,162	Peruvian Nuevo Sol	59,448	JPMorgan Chase Bank, N.A.	11/2/2016	954
2,544,863	Peruvian Nuevo Sol	757,174	JPMorgan Chase Bank, N.A.	11/2/2016	(563)
2,189,868	Peruvian Nuevo Sol	651,630	Citibank, N.A.	11/2/2016	(562)
703,866	Peruvian Nuevo Sol	209,447	JPMorgan Chase Bank, N.A.	11/2/2016	(181)
28,900,000	Philippine Peso	596,614	Goldman Sachs International	12/19/2016	(2,002)
18,695,519	Russian Rubles	298,101	Goldman Sachs International	12/1/2016	(5,384)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
900,000	Singapore Dollar	$650,242	JPMorgan Chase Bank, N.A.	1/9/2017	$(3,102)
9,000,000	South African Rand	626,675	Goldman Sachs International	11/10/2016	39,742
22,665,604	South African Rand	1,657,470	JPMorgan Chase Bank, N.A.	11/15/2016	19,168
1,868,031	South African Rand	138,077	JPMorgan Chase Bank, N.A.	11/15/2016	107
4,413,510	South African Rand	308,341	Citibank, N.A.	11/15/2016	18,138
9,407,932	South African Rand	695,879	JPMorgan Chase Bank, N.A.	11/15/2016	53
8,831,127	South African Rand	653,138	Citibank, N.A.	11/15/2016	125
4,201,589	South African Rand	306,738	JPMorgan Chase Bank, N.A.	11/15/2016	4,066
762,942	South African Rand	56,131	Goldman Sachs International	12/12/2016	(1)
714,700,000	South Korean Won	652,962	Citibank, N.A.	12/12/2016	(28,395)
670,144,884	South Korean Won	606,768	Goldman Sachs International	12/12/2016	(21,137)
14,400,000	Thai Baht	412,165	JPMorgan Chase Bank, N.A.	11/21/2016	(889)
11,700,000	Thai Baht	335,417	JPMorgan Chase Bank, N.A.	12/20/2016	(1,397)
4,025,324	Thai Baht	116,251	Goldman Sachs International	12/20/2016	(1,334)
8,621,318	Thai Baht	246,640	JPMorgan Chase Bank, N.A.	1/23/2017	(567)
1,817,513	Turkish Lira	608,394	JPMorgan Chase Bank, N.A.	11/10/2016	(22,123)
689,481	Turkish Lira	228,389	JPMorgan Chase Bank, N.A.	11/15/2016	(6,222)
2,061,016	Turkish Lira	685,254	Goldman Sachs International	11/15/2016	(21,144)
229,350	Turkish Lira	76,886	Citibank, N.A.	11/15/2016	(2,984)
250,766	Turkish Lira	82,893	Goldman Sachs International	11/15/2016	(2,090)
2,339,907	Turkish Lira	758,383	JPMorgan Chase Bank, N.A.	11/15/2016	(4,407)
643,142	Turkish Lira	204,047	Goldman Sachs International	1/26/2017	86
Total					$76,042

Cross Currency Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
30,575,340	Czech Koruna	1,144,929	Euro	Goldman Sachs International	9/27/2018	$6,368
126,067	Euro	543,009	Polish Zloty	Citibank, N.A.	11/21/2016	146
34,308	Euro	148,874	Polish Zloty	JPMorgan Chase Bank, N.A.	12/15/2016	(179)
237,097	Euro	75,867,039	Hungarian Forint	JPMorgan Chase Bank, N.A.	12/30/2016	(9,018)
1,187,044	Euro	368,495,753	Hungarian Forint	JPMorgan Chase Bank, N.A.	12/30/2016	(4,800)
454,700	Euro	138,655,705	Hungarian Forint	JPMorgan Chase Bank, N.A.	12/30/2016	7,049
133,867	Euro	41,347,077	Hungarian Forint	JPMorgan Chase Bank, N.A.	12/30/2016	204
172,160,607	Hungarian Forint	562,025	Euro	Goldman Sachs International	12/30/2016	(5,947)
75,867,039	Hungarian Forint	238,107	Euro	JPMorgan Chase Bank, N.A.	12/30/2016	7,907
5,541,281	Polish Zloty	1,281,999	Euro	Goldman Sachs International	11/21/2016	3,435
518,014	Polish Zloty	120,086	Euro	Citibank, N.A.	12/15/2016	(155)
2,402,672	Polish Zloty	558,983	Euro	JPMorgan Chase Bank, N.A.	12/15/2016	(2,911)
2,403,228	Polish Zloty	559,417	Euro	JPMorgan Chase Bank, N.A.	12/15/2016	(3,247)
614,707	Polish Zloty	141,549	Euro	Citibank, N.A.	1/12/2017	577
1,598,177	Polish Zloty	371,284	Euro	JPMorgan Chase Bank, N.A.	1/12/2017	(2,101)
554,426	Polish Zloty	127,844	Euro	JPMorgan Chase Bank, N.A.	1/12/2017	327
5,007,598	Romanian Leu	1,124,823	Euro	JPMorgan Chase Bank, N.A.	11/21/2016	(15,404)
505,174	Romanian Leu	112,036	Euro	JPMorgan Chase Bank, N.A.	11/21/2016	25
Total						$(17,724)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,946,487	Argentine Peso	$162,341	JPMorgan Chase Bank, N.A.	11/30/2016	$(28,586)
1,969,736	Argentine Peso	108,227	JPMorgan Chase Bank, N.A.	11/30/2016	(19,408)
77,080	Brazilian Real	23,358	Goldman Sachs International	11/28/2016	(612)
420,587,736	Chilean Peso	640,213	JPMorgan Chase Bank, N.A.	12/20/2016	(1,526)
4,600,000	Chinese Yuan Renminbi	662,633	JPMorgan Chase Bank, N.A.	10/31/2017	927
4,500,000	Chinese Yuan Renminbi	647,902	JPMorgan Chase Bank, N.A.	10/31/2017	580
600,789,765	Colombian Peso	199,878	Citibank, N.A.	12/9/2016	1,256
957,348,792	Colombian Peso	318,426	Goldman Sachs International	12/9/2016	1,925
850,000,000	Colombian Peso	283,555	JPMorgan Chase Bank, N.A.	12/9/2016	2,544
768,977,025	Colombian Peso	260,229	JPMorgan Chase Bank, N.A.	12/9/2016	6,004
282,367,203	Colombian Peso	96,900	JPMorgan Chase Bank, N.A.	12/9/2016	3,549
3,247,612,058	Colombian Peso	1,080,107	JPMorgan Chase Bank, N.A.	12/9/2016	6,440
975,176,509	Colombian Peso	329,118	JPMorgan Chase Bank, N.A.	12/9/2016	6,723
688,999	Euro	747,790	Goldman Sachs International	11/1/2016	(8,558)
228,952	Euro	256,580	JPMorgan Chase Bank, N.A.	11/1/2016	5,248
115,117	Euro	128,468	JPMorgan Chase Bank, N.A.	11/1/2016	2,098
129,478	Euro	144,495	JPMorgan Chase Bank, N.A.	11/1/2016	2,361
58,285	Euro	64,026	JPMorgan Chase Bank, N.A.	11/1/2016	44
293,864	Euro	322,976	JPMorgan Chase Bank, N.A.	11/1/2016	386
119,679	Euro	130,596	JPMorgan Chase Bank, N.A.	11/1/2016	(782)
2,403,783	Euro	2,694,003	Citibank, N.A.	11/3/2016	55,146
368,448	Euro	412,462	Goldman Sachs International	11/3/2016	7,983
41,100,000	Indian Rupee	610,653	Citibank, N.A.	12/27/2016	(849)
11,980,100,000	Indonesian Rupiah	891,045	Citibank, N.A.	11/22/2016	(25,688)
7,700,000,000	Indonesian Rupiah	580,694	Citibank, N.A.	11/22/2016	(8,520)
2,280,660,158	Indonesian Rupiah	173,079	JPMorgan Chase Bank, N.A.	11/22/2016	(1,440)
671,216,199	Indonesian Rupiah	51,175	JPMorgan Chase Bank, N.A.	11/22/2016	(187)
2,099,100,000	Indonesian Rupiah	160,212	JPMorgan Chase Bank, N.A.	11/22/2016	(414)
8,000,000,000	Indonesian Rupiah	547,009	JPMorgan Chase Bank, N.A.	5/23/2017	(48,840)
1,333,805	Malaysian Ringgit	325,358	JPMorgan Chase Bank, N.A.	11/8/2016	7,666
636,003	Malaysian Ringgit	153,416	JPMorgan Chase Bank, N.A.	12/20/2016	2,158
1,190,781	Malaysian Ringgit	287,240	JPMorgan Chase Bank, N.A.	12/20/2016	4,041
11,596,285	Mexican Peso	604,760	Goldman Sachs International	11/30/2016	(6,913)
1,902,439	Mexican Peso	99,929	JPMorgan Chase Bank, N.A.	11/30/2016	(419)
3,937,051	Mexican Peso	202,202	JPMorgan Chase Bank, N.A.	11/30/2016	(5,467)
5,467,131	Mexican Peso	287,022	JPMorgan Chase Bank, N.A.	11/30/2016	(1,354)
12,586,756	Mexican Peso	671,052	JPMorgan Chase Bank, N.A.	11/30/2016	7,135
2,189,868	Peruvian Nuevo Sol	642,378	Citibank, N.A.	11/2/2016	(8,690)
703,866	Peruvian Nuevo Sol	206,594	JPMorgan Chase Bank, N.A.	11/2/2016	(2,672)
2,544,863	Peruvian Nuevo Sol	757,264	JPMorgan Chase Bank, N.A.	11/2/2016	653
145,709	Peruvian Nuevo Sol	43,358	JPMorgan Chase Bank, N.A.	11/2/2016	37
203,162	Peruvian Nuevo Sol	60,454	JPMorgan Chase Bank, N.A.	11/2/2016	52
2,544,863	Peruvian Nuevo Sol	749,481	JPMorgan Chase Bank, N.A.	1/27/2017	89
59,465,665	Philippine Peso	1,236,549	JPMorgan Chase Bank, N.A.	12/19/2016	13,055
134,865,291	Russian Rubles	2,070,391	JPMorgan Chase Bank, N.A.	12/1/2016	(41,205)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
900,000	Singapore Dollar	$656,913	JPMorgan Chase Bank, N.A.	1/9/2017	$9,772
9,000,000	South African Rand	644,666	Goldman Sachs International	11/10/2016	(21,751)
4,263,827	South African Rand	289,532	Citibank, N.A.	11/15/2016	(25,875)
10,201,298	South African Rand	684,071	Citibank, N.A.	11/15/2016	(70,548)
2,368,741	South African Rand	159,484	Citibank, N.A.	11/15/2016	(15,738)
21,437,244	South African Rand	1,514,470	Citibank, N.A.	11/15/2016	(71,304)
4,532,041	South African Rand	307,834	Goldman Sachs International	11/15/2016	(27,414)
4,653,732	South African Rand	320,792	Goldman Sachs International	11/15/2016	(23,458)
1,939,793	South African Rand	139,920	Goldman Sachs International	11/15/2016	(3,572)
4,010,195	South African Rand	277,623	Citibank, N.A.	12/12/2016	(17,410)
4,478,449	South African Rand	319,596	Goldman Sachs International	12/12/2016	(9,886)
4,096,956	South African Rand	292,274	Goldman Sachs International	12/12/2016	(9,142)
704,300,000	South Korean Won	615,244	Goldman Sachs International	12/12/2016	(235)
667,600,000	South Korean Won	587,035	JPMorgan Chase Bank, N.A.	12/12/2016	3,628
2,907,090	Thai Baht	83,750	JPMorgan Chase Bank, N.A.	12/20/2016	756
3,152,923	Thai Baht	90,868	JPMorgan Chase Bank, N.A.	12/20/2016	856
2,864,302	Thai Baht	81,679	Goldman Sachs International	1/23/2017	(76)
162,532	Turkish Lira	54,081	Goldman Sachs International	11/15/2016	1,709
984,209	Turkish Lira	320,728	Goldman Sachs International	11/15/2016	3,592
1,612,754	Turkish Lira	541,742	JPMorgan Chase Bank, N.A.	11/15/2016	22,073
888,208	Turkish Lira	290,148	JPMorgan Chase Bank, N.A.	11/15/2016	3,945
Total					$(324,108)

For the year ended October 31, 2016, the Fund's investments in forward contracts had an average notional value of $127,627,144.

Credit default swap contracts ("credit default swaps")

At October 31, 2016, the Fund did not have any outstanding credit default swaps.

For the year ended October 31, 2016, the average notional value of credit default swaps for the Fund was $2,700,000 for buy protection.

Cross currency swap contracts ("cross currency swaps")

At October 31, 2016, the Fund had outstanding cross currency swaps as follows:

Counterparty	Notional Amount(a)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Total Fair Value(b)
JPMorgan Chase Bank, N.A.	TRY	16,000,000	Pay	3-month Libor	8.66%	01/26/18	$(11,833)	$(42,409)	$(54,242)

(a)   Notional value represents the value (including any fees or commissions) of the long positions when they were established.

(b)   Total Fair Value reflects the appreciation/(depreciation) of the cross currency swap plus accrued interest as of October 31, 2016.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Interest rate swap contracts ("interest rate swaps")

At October 31, 2016, the Fund had outstanding over-the-counter ("OTC") interest rate swaps as follows:

Counterparty	Notional Amount(a)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Total Fair Value(b)
Goldman Sachs International	BRL	9,403,801	Pay	1-day Overnight Brazil (CETIP)	13.27%	01/02/17	$(37,397)
Goldman Sachs International	BRL	3,811,089	Pay	1-day Overnight Brazil (CETIP)	11.81%	01/02/18	(49,819)
Goldman Sachs International	BRL	12,431,344	Pay	1-day Overnight Brazil (CETIP)	12.86%	01/02/18	(33,294)
Goldman Sachs International	BRL	1,757,009	Pay	1-day Overnight Brazil (CETIP)	12.89%	01/02/19	9,575
Goldman Sachs International	BRL	5,376,538	Pay	1-day Overnight Brazil (CETIP)	13.39%	01/02/19	61,581
Goldman Sachs International	BRL	3,622,798	Pay	1-day Overnight Brazil (CETIP)	12.73%	01/04/21	69,129
Goldman Sachs International	BRL	1,000,000	Pay	1-day Overnight Brazil (CETIP)	11.99%	01/02/23	10,261
JPMorgan Chase Bank, N.A.	CNY	1,000,000	Pay	7-day China Fixing Repo Rate (CNRR007)	2.83%	05/09/21	(537)
JPMorgan Chase Bank, N.A.	CNY	3,500,000	Pay	7-day China Fixing Repo Rate (CNRR007)	2.44%	01/26/21	(9,716)
Goldman Sachs International	CNY	3,500,000	Pay	7-day China Fixing Repo Rate (CNRR007)	2.49%	02/04/21	(8,705)
Goldman Sachs International	COP	1,846,930,126	Receive	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)	7.23%	05/04/26	(26,552)
JPMorgan Chase Bank, N.A.	COP	1,124,229,971	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)	6.96%	11/11/17	512
Citibank, N.A.	CZK	2,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.35%	06/27/21	701
Goldman Sachs International	CZK	6,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.28%	07/08/21	2,875
Goldman Sachs International	CZK	6,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.38%	08/02/21	1,508
Goldman Sachs International	CZK	14,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.61%	08/05/20	(4,361)
Goldman Sachs International	CZK	17,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.57%	12/16/20	(5,879)
JPMorgan Chase Bank, N.A.	CZK	95,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.54%	02/16/20	(29,695)
JPMorgan Chase Bank, N.A.	CZK	8,600,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.30%	02/26/21	2,253

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Counterparty	Notional Amount(a)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Total Fair Value(b)
JPMorgan Chase Bank, N.A.	CZK	5,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.39%	04/04/21	$346
Goldman Sachs International	CZK	17,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.33%	09/01/21	6,251
JPMorgan Chase Bank, N.A.	CZK	3,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.36%	09/29/21	1,126
Goldman Sachs International	CZK	4,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.53%	11/01/21	(151)
JPMorgan Chase Bank, N.A.	HUF	128,246,450	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	1.38%	06/17/21	(6,092)
JPMorgan Chase Bank, N.A.	HUF	1,079,898,824	Receive	3-month Budapest Interbank Offer Rate (BUBOR)	1.77%	07/17/17	(46,706)
JPMorgan Chase Bank, N.A.	HUF	600,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	0.85%	10/10/19	306
JPMorgan Chase Bank, N.A.	HUF	225,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	4.29%	08/04/24	(159,874)
Goldman Sachs International	HUF	90,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	1.99%	07/25/26	2,363
Goldman Sachs International	MXN	9,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.37%	03/17/21	(12,878)
Goldman Sachs International	MXN	28,033,731	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.90%	09/12/22	(22,740)
Goldman Sachs International	MXN	10,713,184	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.21%	12/08/25	(9,823)
Goldman Sachs International	MXN	9,462,643	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.17%	03/05/26	(10,974)
Goldman Sachs International	MXN	12,414,906	Receive	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.63%	06/11/21	12,070
JPMorgan Chase Bank, N.A.	MXN	7,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.13%	06/18/26	(10,458)
Goldman Sachs International	MXN	33,482,471	Receive	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.56%	09/21/18	6,500
Goldman Sachs International	MXN	5,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.38%	09/16/26	(2,300)
Goldman Sachs International	MYR	2,750,000	Pay	3-month Malaysia Bumiputra Bank Rate (KLIBOR)	3.42%	09/23/21	(2,038)
Goldman Sachs International	MYR	2,000,000	Pay	3-month Malaysia Bumiputra Bank Rate (KLIBOR)	3.74%	03/23/21	5,907
Total							$(296,725)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

(a)   Notional amount is stated in the currency in which the swap is denominated.

BRL = Brazilian Real

CNY = Chinese Yuan Renminbi

COP = Colombian Peso

CZK = Czech Republic Koruna

HUF = Hungarian Forint

MXN = Mexican Peso

  MYR = Malaysian Ringgit

  TRY = Turkish Lira

For the year ended October 31, 2016, the average notional value of interest rate swaps and cross currency swaps for the Fund was $25,057,615 when the Fund paid the fixed rate and $22,761,837 when the Fund received the fixed rate.

(b)  Total Fair Value reflects the appreciation/(depreciation) of the interest rate swaps plus accrued interest as of October 31, 2016.

At October 31, 2016, the Fund had cash collateral of $1,000 and $560,000 deposited in a segregated account for Citibank, N.A. and JPMorgan Chase Bank, N.A., respectively, to cover collateral requirements on OTC derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Corporate Bonds(a)	$—	$31,424	$—	$31,424
Foreign Government Securities
Dominican Republic	—	849	45	894
Other Foreign Government Securities(a)	—	84,901	—	84,901
Total Foreign Government Securities	—	85,750	45	85,795
Short-Term Investment	—	2,232	—	2,232
Total Investments	$—	$119,406	$45	$119,451

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/16
Investments in Securities:
Foreign Government Securities(c)
Dominican Republic	$46	$—	$—	$(1)	$—	$—	$—	$—	$45	$(1)
Total	$46	$—	$—	$(1)	$—	$—	$—	$—	$45	$(1)

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$122	$—	$—	$122
Liabilities	(42)	—	—	(42)
Forward contracts(a)
Assets	—	550	—	550
Liabilities	—	(816)	—	(816)
Swap contracts
Assets	—	193	—	193
Liabilities	—	(544)	—	(544)
Total	$80	$(617)	$—	$(537)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

POSITIONS BY INDUSTRY EMERGING MARKETS DEBT FUND

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Foreign Government*	$85,526	71.0%
Banks	6,958	5.8%
Oil & Gas	6,873	5.7%
Electric	2,232	1.9%
Real Estate	1,885	1.5%
Food	1,791	1.5%
Telecommunications	1,746	1.5%
Diversified Financial Services	1,335	1.1%
Iron — Steel	1,146	0.9%
Chemicals	1,016	0.9%
Gas	845	0.7%
Media	785	0.7%
Mining	759	0.6%
Municipal	661	0.5%
Building Materials	548	0.5%
Internet	418	0.3%
Real Estate Investment Trusts	416	0.3%
Commercial Services	373	0.3%
Airlines	307	0.3%
Retail	282	0.2%
Forest Products & Paper	258	0.2%
Lodging	258	0.2%
Pipelines	226	0.2%
Investment Companies	221	0.2%
Metal Fabricate — Hardware	204	0.2%
Holding Companies — Diversified	150	0.1%
Short-Term Investment and Other Assets — Net	3,352	2.7%
	$120,571	100.0%

*Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund 10/31/16

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) (92.2%)
Aerospace & Defense (0.8%)
$581	B/E Aerospace, Inc., First Lien Term Loan B, 3.85%, due 12/16/21	$584
	Transdigm Inc.
1,083	First Lien Term Loan D, 3.83%, due 6/4/21	1,081
38	First Lien Term Loan F, 3.75%, due 6/09/23	38
42	First Lien Term Loan F, 3.75%, due 6/09/23	42
785	First Lien Term Loan F, due 6/9/23	781	(b)(c)
		2,526
Air Transport (1.0%)
	American Airlines Inc.
1,141	First Lien Term Loan B1, 3.25%, due 10/10/21	1,141
1,185	First Lien Term Loan, 3.25%, due 4/28/23	1,185
	United Air Lines, Inc.
549	First Lien Term Loan B, 3.25%, due 4/1/19	550
53	First Lien Term Loan B, 3.50%, due 9/15/21	53
		2,929
All Telecom (4.7%)
369	Communications Sales and Leasing Inc., First Lien Term Loan B, 4.38%, due 10/22/22	366
1,240	Consolidated Communications Inc., First Lien Term Loan B, 4.00%, due 9/29/23	1,249	(b)(c)
3,184	Intelsat Jackson HLDG, First Lien Term Loan B2, 3.75%, due 6/30/19	3,041
	Level 3 Financing, Inc.
1,610	First Lien Term Loan B3, 4.00%, due 8/1/19	1,617
982	First Lien Term Loan B4, 4.00%, due 1/15/20	987
300	First Lien Term Loan B2, 3.50%, due 5/31/22	301
929	Premiere Global Services, Inc., First Lien Term Loan, 7.50%, due 12/8/21	900
1,240	Rackspace Hosting Inc., First Lien Term Loan B, 5.00%, due 10/26/23	1,246
123	SBA Communications, First Lien Term Loan B1, 3.34%, due 3/24/21	123
	Syniverse Technologies
145	First Lien Term Loan, 4.00%, due 4/23/19	133
2,078	First Lien Term Loan, 4.00%, due 4/23/19	1,910
471	T-Mobile USA, First Lien Term Loan B, 3.50%, due 11/9/22	475
966	Telesat, First Lien Term Loan B2, 3.50%, due 3/28/19	966
727	Zayo Group, First Lien Term Loan B1, 3.75%, due 5/6/21	730
		14,044
Automotive (1.1%)
	ABRA Auto
612	First Lien Term Loan, 4.75%, due 9/17/21	615
700	Second Lien Term Loan, 8.50%, due 9/19/22	672
319	Allison Transmission, First Lien Term Loan B, 3.25%, due 9/15/22	321
519	Cooper Standard Automotive Inc., First Lien Term Loan B, 4.00%, due 4/4/21	519
490	Dealer Tire LLC, First Lien Term Loan B, 4.75%, due 12/22/21	493
645	Midas Intermediate, First Lien Term Loan B, 4.50%, due 8/18/21	648
		3,268

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Building & Development (3.4%)
$1,760	American Builders & Co. Inc., First Lien Term Loan B, due 9/22/23	$1,767	(b)(c)
659	Beacon Roofing Supply, First Lien Term Loan B, 3.60%, due 10/1/22	662	(b)(c)
657	Capital Automotive LP, First Lien Term Loan B, 4.00%, due 4/10/19	662
	DTZ
1,696	First Lien Term Loan B, 4.25%, due 11/4/21	1,691	(b)(c)
175	Second Lien Term Loan, 9.25%, due 11/4/22	175
653	Gates Global LLC, First Lien Term Loan, 4.25%, due 7/6/21	644
	HDS Supply
569	First Lien Term Loan B, 3.75%, due 8/13/21	569
635	First Lien Term Loan B, 3.28%, due 10/15/23	635
	Jeld-Wen, Inc.
1,146	First Lien Term Loan B, 5.25%, due 10/15/21	1,154
370	First Lien Term Loan B2, due 7/1/22	372	(b)(c)
421	Mueller Water Products Inc., First Lien Term Loan B, 4.03%, due 11/25/21	424
464	Ply Gem Industries, Inc., First Lien Term Loan B, 4.00%, due 2/1/21	466
1,035	Realogy Group, First Lien Term Loan B, 3.75%, due 7/7/22	1,043
		10,264
Business Equipment & Services (10.0%)
1,551	Acosta Inc., First Lien Term Loan B1, 4.25%, due 9/26/21	1,491
	Advantage Sales and Marketing
1,471	First Lien Term Loan, 4.25%, due 7/23/21	1,456
290	Second Lien Term Loan, 7.50%, due 7/25/22	273
229	Americold, First Lien Term Loan B, 5.75%, due 12/1/22	232
1,775	Avast Software BV, First Lien Term Loan B, 5.00%, due 9/30/22	1,791	(b)(c)
1,004	Brand Services, Inc., First Lien Term Loan, 4.75%, due 11/26/20	990
	Brickman Group Holdings Inc.
1,242	First Lien Term Loan, 4.00%, due 12/18/20	1,239
242	Second Lien Term Loan, 7.50%, due 12/17/21	241
507	Brock Holdings III, Second Lien Term Loan B, 10.00%, due 3/16/18	478
1,432	CCC Information Services Inc., First Lien Term Loan B, 4.00%, due 12/20/19	1,430
778	CPA Global, First Lien Term Loan B, 4.50%, due 12/3/20	775
	Emdeon Business Services
840	First Lien Term Loan B2, 3.75%, due 11/2/18	842
197	First Lien Term Loan B3, 3.75%, due 11/2/18	197
499	FleetCor Technologies, First Lien Term Loan B, 3.75%, due 9/30/21	499
	Garda World Security
1,052	First Lien Term Loan B, 4.00%, due 11/6/20	1,038	(b)(c)
156	First Lien Term Loan DD, 4.00%, due 11/6/20	154	(b)(c)
1,277	Genesys, First Lien Term Loan B2, 4.50%, due 11/13/20	1,277
291	Global Payments, First Lien Term Loan B, 4.02%, due 4/21/23	292
696	IMS Health Incorporated, First Lien Term Loan B, 3.50%, due 3/17/21	699
1,650	Information Resource, Inc., First Lien Term Loan B, 4.75%, due 9/30/20	1,656
552	Kar Auction Services, First Lien Term Loan B3, 4.38%, due 2/28/23	558
	Kronos
1,494	First Lien Term Loan, 4.50%, due 10/30/19	1,500
210	Second Lien Term Loan, 9.75%, due 4/30/20	212
930	First Lien Term Loan B, due 10/18/23	934	(b)(c)
230	Second Lien Term Loan, due 10/18/24	237	(b)(c)
	Mitchell International, Inc.
1,412	First Lien Term Loan, 4.50%, due 10/13/20	1,406
375	Second Lien Term Loan, 8.50%, due 10/11/21	370
621	On Assignment, First Lien Term Loan B, 3.50%, due 6/3/22	624
2,347	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	2,347

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$589	Protection One, First Lien Term Loan B1, 4.75%, due 5/2/22	$593
2,149	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	2,151
1,395	TRANS UNION LLC, First Lien Term Loan B2, 3.59%, due 4/9/21	1,399
806	Wex, First Lien Term Loan B, 4.25%, due 6/24/23	815
		30,196
Cable & Satellite Television (6.3%)
2,418	Cequel Communications, LLC, First Lien Term Loan B, 4.25%, due 12/14/22	2,422	(b)(c)
2,343	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/24/23	2,356
3,865	Neptune Finco Corp., First Lien Term Loan B, 3.88%, due 10/11/24	3,877
3,024	Numericable, First Lien Term Loan B7, 5.14%, due 1/15/24	3,049
1,235	Telenet, First Lien Term Loan B, 4.36%, due 7/1/24	1,235	(b)(c)
1,100	UPC Financing Partnership, First Lien Term Loan, 4.08%, due 8/31/24	1,105
415	Virgin Media, First Lien Term Loan F, 3.50%, due 6/30/23	417
2,645	Wide Open West, First Lien Term Loan B, 4.50%, due 8/11/23	2,638
	Ziggo BV
367	First Lien Term Loan D, 3.50%, due 8/31/24	366
114	First Lien Term Loan D, 3.70%, due 8/31/24	114
619	First Lien Term Loan D, 3.54%, due 8/31/24	618
938	Ziggo Secured, First Lien Term Loan D, 3.54%, due 8/31/24	937
		19,134
Chemicals & Plastics (1.9%)
	Allnex
120	First Lien Term Loan I, 3.50%, due 1/24/23	121
160	First Lien Term Loan B2, 5.13%, due 9/13/23	161
1,140	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	1,148
507	Huntsman, First Lien Term Loan B, 4.25%, due 3/18/23	511
480	Huntsman International LLC, First Lien Term Loan B, 3.75%, due 10/1/21	482
960	Ineos Finance PLC, First Lien Term Loan B, 4.25%, due 3/31/22	965
384	Pq Corp., First Lien Term Loan, 5.75%, due 11/4/22	384
	Solenis
1,011	First Lien Term Loan, 4.25%, due 7/31/21	1,010
188	Second Lien Term Loan, 7.75%, due 7/31/22	183
890	Univar Inc., First Lien Term Loan B, 4.25%, due 7/1/22	891
		5,856
Conglomerate (0.3%)
844	Spectrum Brands, Inc., First Lien Term Loan B, 3.36%, due 6/23/22	851
Containers & Glass Products (5.6%)
863	Ardagh Packaging, First Lien Term Loan B, 4.00%, due 12/17/21	871
	Berlin Packaging
2,049	First Lien Term Loan, 4.50%, due 10/1/21	2,057
525	Second Lien Term Loan, 7.75%, due 9/30/22	529
1,880	Berry Plastics, First Lien Term Loan H, 3.75%, due 10/3/22	1,885
1,611	BWAY Corporation, First Lien Term Loan B, 5.50%, due 8/14/20	1,620	(b)(c)
	Constantia Flexibles Group
803	First Lien Term Loan B2, 4.00%, due 4/29/22	804
156	First Lien Term Loan B1, 4.75%, due 4/30/22	156

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Fort Dearborn Co.
$752	First Lien Term Loan B, 5.00%, due 10/6/23	$755
263	Second Lien Term Loan B, 9.50%, due 10/6/24	266
	Klockner Pentaplast
198	First Lien Term Loan, 4.25%, due 4/28/20	199
462	First Lien Term Loan, 4.25%, due 4/28/20	467
	Mauser
372	First Lien Term Loan, 4.50%, due 7/31/21	372
240	Second Lien Term Loan, 8.75%, due 7/31/22	238
152	Owens-Illinois Inc., First Lien Term Loan B, 3.50%, due 9/1/22	152
3,083	Reynolds Group, First Lien Term Loan, 4.25%, due 1/14/23	3,090	(b)(c)
1,787	SIG Combibloc Group, First Lien Term Loan B, 4.00%, due 3/12/22	1,788	(b)(c)
	Tekni-Plex Inc.
1,443	First Lien Term Loan, 4.50%, due 6/1/22	1,445
365	Second Lien Term Loan, 8.75%, due 6/1/23	359
		17,053
Cosmetics - Toiletries (0.1%)
210	Prestige Brands, Inc., First Lien Term Loan B3, 3.50%, due 9/3/21	212
Drugs (4.0%)
850	Capsugel Inc., First Lien Term Loan B, 4.00%, due 7/31/21	853
3,051	Endo Pharma, First Lien Term Loan B-1, 3.84%, due 9/26/22	3,046	(b)(c)
700	Pharmaceutical Technologies & Services, First Lien Term Loan, 4.25%, due 5/20/21	703
	Valeant Pharmaceuticals
570	First Lien Term Loan E1, 5.25%, due 8/5/20	568
6,856	First Lien Term Loan F1, 5.50%, due 4/1/22	6,831	(b)(c)
		12,001
Ecological Services & Equipment (1.1%)
	ADS Waste Holdings, Inc.
1,103	First Lien Term Loan B2, 3.75%, due 10/9/19	1,103
1,320	First Lien Term Loan B, 3.50%, due 10/27/23	1,322
1,001	Waste Industries USA Inc., First Lien Term Loan B1, 3.50%, due 2/27/20	1,002
		3,427
Electronics - Electrical (6.8%)
75	Applied Systems, Second Lien Term Loan, 7.50%, due 1/23/22	75
3,881	Avago Technologies, First Lien Term Loan B3, 3.84%, due 2/1/23	3,920
344	CommScope, First Lien Term Loan B1, 3.75%, due 12/29/22	346
1,011	CPI ACQUISITION INC., First Lien Term Loan, 5.50%, due 8/17/22	992
2,060	Datatel-Sophia LP, First Lien Term Loan B, 4.75%, due 9/30/22	2,062
2,619	Dell, First Lien Term Loan B, 4.00%, due 9/7/23	2,637	(b)(c)
606	Go Daddy, First Lien Term Loan B, 4.25%, due 5/13/21	610
1,683	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	1,678
595	MKS Instruments, Inc., First Lien Term Loan B, 4.03%, due 5/1/23	600
914	NXP Funding, First Lien Term Loan B, 3.41%, due 12/7/20	917
1,778	On Semiconductor, First Lien Term Loan B, 3.78%, due 3/31/23	1,788
1,142	Riverbed Technology, First Lien Term Loan B, 5.00%, due 4/27/22	1,151
	SkillSoft
606	First Lien Term Loan, 5.84%, due 4/28/21	539
647	Second Lien Term Loan, 9.34%, due 4/28/22	433

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$553	Vantiv, First Lien Term Loan B, 3.50%, due 10/6/23	$556
515	Vertafore, First Lien Term Loan, 4.75%, due 6/30/23	516
1,731	Zebra Technologies, First Lien Term Loan B, 4.09%, due 10/27/21	1,747
		20,567
Equipment Leasing (0.1%)
360	AER/Int'l Lease Finance Corp., First Lien Term Loan B, 3.59%, due 4/30/20	362
Financial Intermediaries (4.9%)
784	CITCO, First Lien Term Loan B, 4.25%, due 6/29/18	784
	First Data Corporation
2,653	First Lien Term Loan B, 3.52%, due 3/24/21	2,664	(b)(c)
3,664	First Lien Term Loan B, 4.27%, due 7/8/22	3,689	(b)(c)
1,025	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 4.00%, due 8/18/23	1,017	(b)(c)
899	Guggenheim Partners, First Lien Term Loan B, 3.27%, due 7/22/23	896	(b)(c)
1,051	MGM Growth Properties, First Lien Term Loan B, 3.50%, due 4/25/23	1,053	(b)(c)
724	Ocwen Financial, First Lien Term Loan, 5.50%, due 2/15/18	725
1,069	Royalty Pharma AG, Term Loan B5, 1.00%, due 10/5/22	1,078
599	SAM Finance, First Lien Term Loan B, 4.25%, due 12/17/20	602
2,449	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	2,290
		14,798
Food & Drug Retailers (0.9%)
	Albertsons LLC
745	First Lien Term Loan B4, 4.50%, due 8/22/21	751
791	First Lien Term Loan B5, 4.75%, due 12/21/22	799
490	First Lien Term Loan B6, 4.75%, due 6/22/23	495
803	General Nutrition Centers, First Lien Term Loan, 3.25%, due 3/4/19	784
		2,829
Food Products (1.7%)
515	B&G Foods Inc., First Lien Term Loan B, 3.84%, due 10/5/22	520
333	DE Master Blenders 1753 NV, Term Loan B, 4.25%, due 7/2/22	333
	Del Monte Foods
1,230	First Lien Term Loan, 4.25%, due 2/18/21	1,137
665	Second Lien Term Loan, 8.25%, due 8/18/21	509
1,032	NBTY, Inc., First Lien Term Loan B, 5.00%, due 5/5/23	1,035
675	Pinnacle Foods Finance, First Lien Term Loan I, 3.28%, due 1/13/23	680
1,041	Yum Brands, Inc., First Lien Term Loan B, 3.29%, due 6/16/23	1,051
		5,265
Food Service (1.7%)
	Aramark Corporation
188	First Lien Term Loan E, 3.34%, due 9/7/19	188
563	First Lien Term Loan F, 3.50%, due 2/24/21	566
2,273	Burger King Corporation, First Lien Term Loan B2, 3.75%, due 12/10/21	2,283
871	Manitowoc Foodservice, First Lien Term Loan B, 5.75%, due 3/3/23	883
1,266	US Foods, First Lien Term Loan B, 4.00%, due 6/15/23	1,273
		5,193

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Health Care (7.6%)
$863	Air Medical Group Holding, First Lien Term Loan B, 4.25%, due 4/28/22	$855
193	Alere, Inc., First Lien Term Loan B1, 4.25%, due 6/20/22	193
	CHS/Community Health
750	First Lien Term Loan G1, due 12/31/19	708	(b)(c)
3,081	First Lien Term Loan H1, 4.00%, due 1/27/21	2,906
1,127	Concentra Operating Company, First Lien Term Loan 1, 4.01%, due 6/1/22	1,121
600	Davita Inc., First Lien Term Loan B, 3.50%, due 6/24/21	600
1,635	dj Orthopedics LLC, First Lien Term Loan B1, 4.25%, due 6/8/20	1,616	(b)(c)
239	Grifols SA, First Lien Term Loan B, 3.46%, due 2/27/21	241
1,733	HCA Inc., First Lien Term Loan B6, 3.78%, due 3/17/23	1,750
3,005	IASIS Healthcare Corporation, First Lien Term Loan B2, 4.50%, due 5/3/18	2,982	(b)(c)
874	Immucor, First Lien Term Loan B2, 5.00%, due 8/19/18	853
	Mallinckrodt International
647	First Lien Term Loan B, 3.34%, due 3/19/21	646
746	First Lien Term Loan B1, 3.59%, due 3/19/21	746
1,774	Multiplan, Inc., First Lien Term Loan B, 5.00%, due 6/7/23	1,793
579	National Mentor, Inc., First Lien Term Loan B, 4.25%, due 1/31/21	580	(b)(c)
2,850	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	2,845
980	Surgical Care Affiliates Inc., First Lien Term Loan B, 3.75%, due 3/17/22	982
1,610	Team Health, Inc., First Lien Term Loan B, 3.84%, due 11/23/22	1,611
		23,028
Industrial Equipment (3.2%)
82	AECOM Technology Corp., First Lien Term Loan, 3.75%, due 10/15/21	83
	Crosby Worldwide
1,338	First Lien Term Loan, 4.00%, due 11/23/20	1,106
520	Second Lien Term Loan, 7.00%, due 11/22/21	347
952	Doosan Infracore, First Lien Term Loan B, 4.50%, due 5/28/21	958
	Filtration Group
1,470	First Lien Term Loan B, 4.25%, due 11/20/20	1,470	(b)(c)
1,001	First Lien Term Loan DD, 4.25%, due 11/21/20	1,000
244	Gardner Denver, First Lien Term Loan, 4.25%, due 7/30/20	237
120	Generac Power Systems Inc., First Lien Term Loan, 3.60%, due 5/31/20	120
1,526	Husky Injection Molding, First Lien Term Loan B, 4.25%, due 6/30/21	1,524	(b)(c)
608	Milacron LLC, First Lien Term Loan B1, 4.25%, due 9/28/20	610
385	Minimax Viking, First Lien Term Loan B1, 4.00%, due 8/14/20	387
1,326	Rexnord Corp., First Lien Term Loan B, 4.00%, due 8/21/20	1,329
533	Signode Industrial, First Lien Term Loan B, 3.75%, due 5/1/21	531
		9,702
Insurance (0.7%)
	Sedgwick Holdings Inc.
160	First Lien Term Loan B, 4.25%, due 2/28/21	160
1,570	First Lien Term Loan, 3.75%, due 3/1/21	1,557	(b)(c)
280	Second Lien Term Loan, 6.75%, due 2/28/22	278
		1,995
Leisure Goods - Activities - Movies (2.9%)
500	Amc Entertainment, First Lien Term Loan, 4.00%, due 12/15/22	502
179	Bright Horizons, First Lien Term Loan, 5.25%, due 1/30/20	179
2,684	Emerald Expositions Holdings, First Lien Term Loan B, 4.75%, due 6/17/20	2,692	(b)(c)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$2,068	Formula OneFirst Lien Term Loan B3, 4.75%, due 7/30/21	$2,070	(b)(c)
245	Second Lien Term Loan, 7.75%, due 7/31/22	247
234	Match Group Inc., First Lien Term Loan B, 5.50%, due 11/16/22	235
328	Regal Cinemas Corporation, First Lien Term Loan B, 3.50%, due 4/1/22	329
1,225	Seaworld, First Lien Term Loan B2, 3.09%, due 5/14/20	1,208
703	SRAM, First Lien Term Loan, 4.03%, due 4/10/20	686
	Warner Music Group
139	First Lien Term Loan, 3.75%, due 7/1/20	138
570	First Lien Term Loan, due 11/19/23	569	(b)(c)
		8,855
Lodging & Casinos (5.4%)
393	Aristocrat Leisure, First Lien Term Loan B1, 3.63%, due 10/20/21	394
	Boyd Gaming Corporation
479	First Lien Term Loan B, 4.00%, due 8/14/20	483
685	First Lien Term Loan B2, 3.54%, due 9/15/23	690
1,938	CityCenter, First Lien Term Loan B, 4.25%, due 10/16/20	1,948
1,255	Cowlitz Tribal Gaming, First Lien Term Loan B, 11.50%, due 12/6/21	1,330	(d)
575	Extended Stay, First Lien Term Loan B, 3.75%, due 8/16/23	578
	Four Seasons Holdings Inc.
750	First Lien Term Loan, 3.59%, due 6/27/20	753
824	Second Lien Term Loan, 6.25%, due 12/27/20	830
436	Graton Casino, First Lien Term Loan B, 4.75%, due 9/1/22	438
	Hilton Worldwide
111	First Lien Term Loan, 3.50%, due 10/26/20	111
1,130	First Lien Term Loan B2, 3.03%, due 10/25/23	1,136
1,100	Mohegan Tribal Gaming, First Lien Term Loan B, due 9/30/23	1,095	(b)(c)
642	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	644
	Scientific Games Corp.
790	First Lien Term Loan B1, 6.00%, due 10/18/20	794
1,863	First Lien Term Loan B2, 6.00%, due 10/1/21	1,870
1,296	Station Casinos, First Lien Term Loan B, 3.75%, due 6/8/23	1,302
1,967	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	1,974
		16,370
Nonferrous Metals - Minerals (0.2%)
450	Harsco, First Lien Term Loan B, 6.00%, due 10/27/23	451
Oil & Gas (2.0%)
	Energy Transfer Equity
4,177	First Lien Term Loan B, 3.29%, due 12/2/19	4,141	(b)(c)
1,752	First Lien Term Loan C, 4.04%, due 12/2/19	1,753
		5,894
Publishing (0.4%)
286	EMI Publishing, First Lien Term Loan, 4.00%, due 8/19/22	286
550	Springer Science+Business Media S.A., First Lien Term Loan B9, 4.75%, due 8/14/20	537
426	Tribune Company, First Lien Term Loan B, 3.75%, due 12/27/20	428
		1,251

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Radio & Television (3.0%)
$1,783	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	$1,226
432	Gray Television Inc., First Lien Term Loan, 3.94%, due 6/13/21	435
1,094	iHeartCommunications Inc., First Lien Term Loan D, 7.28%, due 1/30/19	826
1,105	Lions Gate, First Lien Term Loan B, due 10/12/23	1,103	(b)(c)
	Nexstar Broadcasting, Inc.
1,299	First Lien Term Loan B, due 9/22/23	1,304	(b)(c)
116	First Lien Term Loan B, due 9/26/23	116	(b)(c)
123	Sinclair Broadcasting, First Lien Term Loan B1, 3.00%, due 4/9/20	123
	Univision Communications Inc.
1,583	First Lien Term Loan C4, 4.00%, due 3/1/20	1,585
2,370	First Lien Term Loan C3, 4.00%, due 3/1/20	2,372
		9,090
Retailers (except food & drug) (4.1%)
1,791	99¢ Only Stores, First Lien Term Loan B2, 4.50%, due 1/11/19	1,391
1,160	Bass Pro Shops, First Lien Term Loan B1, 4.00%, due 6/5/20	1,159
884	CDW LLC, First Lien Term Loan B, 3.09%, due 8/17/23	887	(b)(c)
862	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/14/19	857
1,070	JC Penney Co., First Lien Term Loan B, 5.25%, due 6/23/23	1,076
2,148	Michaels Stores Inc., First Lien Term Loan B1, 3.75%, due 1/28/23	2,163
297	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	273
1,683	Party City Holdings, Inc., First Lien Term Loan B, 4.20%, due 8/19/22	1,688	(b)(c)
2,437	PetSmart, Inc., First Lien Term Loan B, 4.00%, due 3/11/22	2,442
385	Pilot Travel Centers, First Lien Term Loan B, 3.28%, due 5/25/23	387
		12,323
Steel (1.2%)
1,942	FMG Resources, First Lien Term Loan, 3.75%, due 6/30/19	1,940
1,214	McJunkin Red Man Corporation, First Lien Term Loan, 5.00%, due 11/8/19	1,202
497	TMS International, First Lien Term Loan B, 4.50%, due 10/16/20	489
		3,631
Surface Transport (0.4%)
124	Avis Budget Car Rental, First Lien Term Loan B, 3.34%, due 3/15/22	125
429	Hertz Corporation, First Lien Term Loan B, 3.50%, due 6/30/23	432
	Kenan Advantage Group
471	First Lien Term Loan B1, 4.00%, due 7/29/22	468
144	First Lien Term Loan B2, 4.00%, due 7/29/22	144
		1,169
Utilities (4.7%)
	Calpine Construction
458	First Lien Term Loan B1, 3.09%, due 5/3/20	455
417	First Lien Term Loan B2, 3.34%, due 1/31/22	414
	Calpine Corp.
120	First Lien Term Loan B6, 4.00%, due 1/15/23	120
957	First Lien Term Loan B7, 3.84%, due 5/31/23	963	(b)(c)
2,215	Dynegy Holdings Inc., First Lien Term Loan C, 5.00%, due 6/27/23	2,221
1,901	Energy Future Intermediate Holding Co. LLC, First Lien Term Loan, 4.25%, due 6/30/17	1,912
1,294	Essential Power, First Lien Term Loan, 4.75%, due 8/8/19	1,297

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,274	NRG Energy Inc., First Lien Term Loan B, 3.50%, due 6/30/23	$1,275
855	RJS Power, Term Loan, due 7/15/19	854	(b)(c)
	Texas Competitive
2,413	First Lien Term Loan B, 5.00%, due 8/4/23	2,434	(b)(c)
550	First Lien Term Loan C, 5.00%, due 8/4/23	555	(b)(c)
1,781	TPF II, First Lien Term Loan B, 5.00%, due 10/2/21	1,798	(b)(c)
		14,298
	Total Loan Assignments (Cost $279,694)	278,832
Corporate Bonds (2.3%)
Banking (0.2%)
295	Ally Financial, Inc., 3.60%, due 5/21/18	297	(e)
275	CIT Group, Inc., 5.25%, due 3/15/18	285	(e)
		582
Electric - Integrated (0.4%)
1,210	RJS Power Holdings LLC, 4.63%, due 7/15/19	1,149	(e)(f)
Gaming (0.2%)
725	GLP Capital L.P./GLP Financing II, Inc., 4.38%, due 11/1/18	753	(e)
Gas Distribution (0.1%)
325	Sabine Pass Liquefaction LLC, 5.63%, due 2/1/21	343
Health Facilities (0.8%)
690	HCA, Inc., 3.75%, due 3/15/19	705	(e)
	Tenet Healthcare Corp.
735	5.00%, due 3/1/19	711	(e)
720	4.35%, due 6/15/20	724	(a)
390	Universal Health Services, Inc., 3.75%, due 8/1/19	405	(e)(f)
		2,545
Media Content (0.1%)
275	Gannett Co., Inc., 5.13%, due 10/15/19	283	(e)
Packaging (0.2%)
475	Reynolds Group Issuer, Inc., 4.38%, due 7/15/21	485	(a)(f)
Telecom - Wireless (0.3%)
880	Sprint Spectrum Co., LLC, 3.36%, due 9/20/21	882	(f)
	Total Corporate Bonds (Cost $7,023)	7,022
Asset-Backed Securities (1.8%)
640	ACAS CLO Ltd., Ser. 2015-2A, Class E, 6.79%, due 10/28/27	578	(a)(f)
543	AIMCO CLO, Ser. 2015-A, Class E, 8.70%, due 1/15/28	536	(a)(f)
390	Apidos CLO, Ser. 2015-22A, Class D, 6.88%, due 10/20/27	357	(a)(f)
405	Babson CLO Ltd., Ser. 2015-2A, Class E, 6.43%, due 7/20/27	367	(a)(f)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$640	Benefit Street Partners CLO Ltd., Ser. 2015-VIIA, Class D, 6.23%, due 7/18/27	$564	(a)(f)
325	Cumberland Park CLO Ltd., Ser. 2015-2A, Class E, 5.88%, due 7/20/26	285	(a)(f)
385	Highbridge Loan Management Ltd., Ser. 2015-7A, Class E, 6.57%, due 11/15/26	342	(a)(f)
270	LCM Ltd. Partnership, Ser. 19A, Class E2, 6.58%, due 7/15/27	245	(a)(f)
385	Magnetite CLO Ltd., Ser. 2015-15A, Class E, 7.33%, due 10/25/27	358	(a)(f)
500	Symphony CLO XIV Ltd., Ser. 2014-14A, Class E, 5.48%, due 7/14/26	424	(a)(f)
685	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class E, 7.91%, due 7/17/28	659	(a)(f)
405	Voya CLO Ltd., Ser. 2015-3A, Class D2, 6.33%, due 10/20/27	365	(a)(f)
445	Webster Park CLO Ltd., Ser. 2015-1A, Class D, 6.98%, due 1/20/27	399	(a)(f)
	Total Asset-Backed Securities (Cost $5,533)	5,479
NUMBER OF SHARES
Short-Term Investment (13.6%)
Investment Company (13.6%)
40,981,772	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $40,982)	40,982	(e)(g)
	Total Investments (109.9%) (Cost $333,232)	332,315
	Other Assets Less Liabilities [(9.9%)]	(30,059	)(h)
	Net Assets (100.0%)	$302,256

(a)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(b)  All or a portion of this security has not settled as of 10/31/16 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  Illiquid security.

(e)  All or a portion of this security is segregated in connection with obligations for when-issued securities contracts with a total value of approximately $45,388,000.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $8,400,000 or 2.8% of net asset for the Fund. Securities denoted with (f) but without (d) have been deemed by the investment manager to be liquid.

(g)  Represents 7-day effective yield as of 10/31/2016.

(h)  As of 10/31/2016, the value of unfunded loan commitments was approximately $33,000 for the Fund (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Automotive	$—	$2,127	$1,141	$3,268
Building & Development	—	9,629	635	10,264
Containers & Glass Products	—	15,827	1,226	17,053
Electronics—Electrical	—	20,134	433	20,567
Leisure Goods—Activities—Movies	—	8,169	686	8,855
Steel	—	3,142	489	3,631
Other Loan Assignments(a)	—	215,194	—	215,194
Total Loan Assignments	—	274,222	4,610	278,832
Corporate Bonds(a)	—	7,022	—	7,022
Asset-Backed Securities	—	5,479	—	5,479
Short-Term Investment	—	40,982	—	40,982
Total Investments	$—	$327,705	$4,610	$332,315

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/16
Investments in Securities:
Loan Assignments(a)
Automotive	$—	$—	$—	$7	$1,136	$(2)	$—	$—	$1,141	$7
Building & Development	—	—	—	3	632	—	—	—	635	3
Business Equipment & Services	1,038	—	—	—	—	—	—	(1,038)	—	—
Containers & Glass Products	1,390	—	(34)	17	1,226	(1,373)	—	—	1,226	7
Electronics—Electrical	1,867	1	(151)	13	—	(136)	706	(1,867)	433	13
Industrial Equipment	569	—	—	—	—	—	—	(569)	—	—
Leisure Goods— Activities—Movies	1,464	2	(204)	72	127	(775)	—	—	686	71
Lodging & Casinos	1,532	—	10	(10)	—	(1,532)	—	—	—	—
Steel	1,150	1	(173)	57	—	(546)	—	—	489	57
Corporate Bonds Chemicals(c)	0	—	—	—	—	(0)	—	—	—	—
Total	$9,010	$4	$(552)	$159	$3,121	$(4,364)	$706	$(3,474)	$4,610	$158

(c)  Amount less than one thousand.

(a)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, approximately $3,474,000 was transferred from Level 3 to Level 2. Also, approximately $706,000 was transferred from Level 2 to Level 3. Transfers ,of loan assignments and corporate bonds into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the year ended October 31, 2016, the Fund had no transfers between Levels 1 and 2.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund 10/31/16

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) (5.8%)
Aerospace & Defense (0.3%)
$10,685	Transdigm Inc., First Lien Term Loan F, due 6/9/23	$10,638	(b)(c)
Air Transport (0.1%)
4,987	American Airlines Inc., First Lien Term Loan B1, 3.25%, due 6/27/20	4,990
All Telecom (0.8%)
14,551	Level 3 Financing, Inc., First Lien Term Loan B4, 4.00%, due 1/15/20	14,616
8,945	Rackspace Hosting Inc., First Lien Term Loan B, 5.00%, due 10/26/23	8,991
	Syniverse Technologies
2,798	First Lien Term Loan, 4.00%, due 4/23/19	2,573
1,799	First Lien Term Loan, 4.00%, due 4/23/19	1,655
5,436	Zayo Group, First Lien Term Loan B1, 3.75%, due 5/6/21	5,461
		33,296
Business Equipment & Services (0.5%)
15,694	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	14,802
8,078	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	8,075
		22,877
Cable & Satellite Television (0.2%)
8,745	Wide Open West, First Lien Term Loan B, 4.50%, due 8/11/23	8,721	(b)(c)
Containers & Glass Products (0.4%)
17,070	Reynolds Group, First Lien Term Loan, 4.25%, due 1/14/23	17,108
Electronics - Electrical (0.4%)
16,602	Avago Technologies, First Lien Term Loan B3, 3.84%, due 2/1/23	16,766
Financial Intermediaries (0.8%)
28,380	First Data Corporation, First Lien Term Loan B, 4.27%, due 7/8/22	28,575	(b)(c)
4,836	MGM Growth Properties, First Lien Term Loan B, 3.50%, due 4/25/23	4,845
		33,420
Health Care (0.4%)
9,314	Multiplan, Inc., First Lien Term Loan B, 5.00%, due 6/7/23	9,410
5,613	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	5,604
		15,014
Leisure Goods - Activities - Movies (0.1%)
3,421	Match Group Inc., First Lien Term Loan B, 5.50%, due 11/16/22	3,440
Lodging & Casinos (0.7%)
2,240	Boyd Gaming Corporation, First Lien Term Loan B2, 3.54%, due 9/15/23	2,255
11,520	Cowlitz Tribal Gaming, First Lien Term Loan B, 11.50%, due 12/6/21	12,211	(d)
6,990	Extended Stay, First Lien Term Loan B, 3.75%, due 8/16/23	7,026

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$2,377	Hilton Worldwide, First Lien Term Loan B2, 3.03%, due 10/25/23	$2,388
7,154	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	7,181
		31,061
Radio & Television (0.2%)
7,566	Sinclair Broadcasting, First Lien Term Loan B1, 3.50%, due 7/30/21	7,604
Retailers (except food & drug) (0.2%)
4,353	JC Penney Co., First Lien Term Loan B, 5.25%, due 6/23/23	4,377
5,581	PetSmart, Inc., First Lien Term Loan B, 4.00%, due 3/11/22	5,592
		9,969
Steel (0.3%)
11,890	FMG Resources, First Lien Term Loan, 3.75%, due 6/30/19	11,879
Utilities (0.4%)
	Calpine Corp.
6,727	First Lien Term Loan B5, 3.59%, due 5/27/22	6,735
4,967	First Lien Term Loan B6, 4.00%, due 1/15/23	4,989
6,847	Dynegy Holdings Inc., First Lien Term Loan B2, 4.00%, due 4/23/20	6,848
		18,572
	Total Loan Assignments (Cost $241,331)	245,355
Corporate Bonds (90.9%)
Advertising (1.3%)
17,360	Clear Channel Worldwide Holdings, Inc., Ser. B, 7.63%, due 3/15/20	16,796
3,245	Lamar Media Corp., 5.75%, due 2/1/26	3,474
28,825	Nielsen Finance LLC, 5.00%, due 4/15/22	29,356	(e)
6,630	Nielsen Finance LLC/Nielsen Finance Co., 4.50%, due 10/1/20	6,759
		56,385
Aerospace & Defense (0.1%)
	TransDigm, Inc.
1,505	7.50%, due 7/15/21	1,591
1,505	6.00%, due 7/15/22	1,571
		3,162
Auto Parts & Equipment (0.3%)
	IHO Verwaltungs GmbH
3,535	4.13%Cash/4.88% PIK , due 9/15/21	3,619	(e)(f)
3,505	4.50% Cash/5.25% PIK, due 9/15/23	3,549	(e)(f)
6,115	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	6,436	(e)
		13,604

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Banking (4.2%)
	Ally Financial, Inc.
$18,550	2.75%, due 1/30/17	$18,550
13,815	5.50%, due 2/15/17	13,936
13,955	6.25%, due 12/1/17	14,461
9,855	3.60%, due 5/21/18	9,929
6,815	3.25%, due 11/5/18	6,815
16,230	8.00%, due 3/15/20	18,380
	CIT Group, Inc.
30,690	5.00%, due 5/15/17	31,074
11,425	4.25%, due 8/15/17	11,571
13,570	5.25%, due 3/15/18	14,054
18,240	6.63%, due 4/1/18	19,152	(e)
5,830	5.50%, due 2/15/19	6,143	(e)
13,555	3.88%, due 2/19/19	13,763
		177,828
Beverage (0.6%)
	Constellation Brands, Inc.
1,985	3.88%, due 11/15/19	2,077
15,195	4.25%, due 5/1/23	15,955
5,480	4.75%, due 11/15/24	6,000
		24,032
Building & Construction (1.5%)
	CalAtlantic Group, Inc.
3,065	8.38%, due 1/15/21	3,640
4,430	5.38%, due 10/1/22	4,657
10,135	5.25%, due 6/1/26	10,084
	Lennar Corp.
12,860	4.75%, due 12/15/17	13,117
15,925	4.75%, due 11/15/22	16,419
3,262	Meritage Homes Corp., 6.00%, due 6/1/25	3,425
1,990	PulteGroup, Inc., 4.25%, due 3/1/21	2,089
2,683	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, due 3/1/24	2,784	(e)
	Toll Brothers Finance Corp.
3,665	4.00%, due 12/31/18	3,784
3,240	4.38%, due 4/15/23	3,289
		63,288
Building Materials (1.0%)
2,110	Allegion PLC, 5.88%, due 9/15/23	2,274
	HD Supply, Inc.
12,355	5.25%, due 12/15/21	13,127	(e)
4,615	5.75%, due 4/15/24	4,846	(e)
	USG Corp.
3,425	6.30%, due 11/15/16	3,421
14,520	9.50%, due 1/15/18	15,645	(g)
2,950	5.50%, due 3/1/25	3,142	(e)
		42,455

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Cable & Satellite Television (8.3%)
	Altice Luxembourg SA
$17,795	7.75%, due 5/15/22	$18,752	(e)
10,830	7.63%, due 2/15/25	11,263	(e)
12,215	Altice US Finance I Corp., 5.50%, due 5/15/26	12,459	(e)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,480	5.25%, due 3/15/21	1,539
16,100	5.25%, due 9/30/22	16,764
20,510	5.13%, due 5/1/23	21,228	(e)
22,610	5.75%, due 2/15/26	23,557	(e)
13,280	5.88%, due 5/1/27	13,911	(e)
	Cequel Communications Holdings I LLC/Cequel Capital Corp.
11,037	6.38%, due 9/15/20	11,368	(e)
12,572	5.13%, due 12/15/21	12,383	(e)
2,200	7.75%, due 7/15/25	2,354	(e)
	CSC Holdings LLC
19,875	10.88%, due 10/15/25	22,856	(e)
14,730	5.50%, due 4/15/27	14,942	(e)
9,945	CSC Holdings, Inc., 7.63%, due 7/15/18	10,666
	DISH DBS Corp.
10,869	6.75%, due 6/1/21	11,677
18,320	5.88%, due 11/15/24	18,446
8,745	7.75%, due 7/1/26	9,603
	Numericable-SFR SA
22,540	6.00%, due 5/15/22	23,047	(e)
4,265	6.25%, due 5/15/24	4,262	(e)
26,650	7.38%, due 5/1/26	26,917	(e)
3,035	UPCB Finance IV Ltd., 5.38%, due 1/15/25	3,081	(e)
	Virgin Media Secured Finance PLC
5,562	5.38%, due 4/15/21	5,743	(e)
17,035	5.50%, due 8/15/26	17,227	(e)
12,165	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, due 7/15/19	12,773
23,905	Ziggo Secured Finance B.V., 5.50%, due 1/15/27	23,479	(e)
		350,297
Chemicals (0.4%)
	Momentive Performance Materials, Inc.
4,775	8.88%, due 10/15/20	0	(d)(h)(i)
4,775	3.88%, due 10/24/21	4,250
11,740	NOVA Chemicals Corp., 5.00%, due 5/1/25	11,784	(e)
		16,034
Consumer - Commercial Lease Financing (2.7%)
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
20,895	2.75%, due 5/15/17	20,921
12,835	4.50%, due 5/15/21	13,342
	Aircastle Ltd.
13,690	4.63%, due 12/15/18	14,272
2,140	6.25%, due 12/1/19	2,330
6,185	5.13%, due 3/15/21	6,564
2,845	5.50%, due 2/15/22	3,051
4,595	5.00%, due 4/1/23	4,756

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Int'l Lease Finance Corp.
$5,505	8.88%, due 9/1/17	$5,801
6,650	8.63%, due 1/15/22	8,154
	Navient Corp.
4,215	5.50%, due 1/15/19	4,300
32,990	4.88%, due 6/17/19	33,279
		116,770
Department Stores (0.0%)
2,135	Neiman Marcus Group Ltd. LLC, 8.00%, due 10/15/21	1,761	(e)
Discount Stores (0.3%)
11,625	Dollar Tree, Inc., 5.75%, due 3/1/23	12,337
Electric - Generation (2.4%)
	Calpine Corp.
15,460	6.00%, due 1/15/22	16,161	(e)
11,825	5.38%, due 1/15/23	11,707
3,140	5.25%, due 6/1/26	3,187	(e)
	Dynegy, Inc.
3,940	6.75%, due 11/1/19	3,988
4,415	5.88%, due 6/1/23	3,953
7,735	7.63%, due 11/1/24	7,397
	NRG Energy, Inc.
1,466	7.88%, due 5/15/21	1,528
13,350	6.25%, due 7/15/22	13,383
8,645	6.63%, due 3/15/23	8,623
15,085	7.25%, due 5/15/26	14,821	(e)
17,760	6.63%, due 1/15/27	16,633	(e)
		101,381
Electric - Integrated (1.4%)
9,460	IPALCO Enterprises, Inc., 5.00%, due 5/1/18	9,886
26,190	PPL Energy Supply LLC, 4.60%, due 12/15/21	21,541
25,410	RJS Power Holdings LLC, 4.63%, due 7/15/19	24,139	(e)
5,330	Talen Energy Supply LLC, 6.50%, due 6/1/25	4,451
		60,017
Electronics (1.5%)
12,255	Amkor Technology, Inc., 6.38%, due 10/1/22	12,638
	Flextronics Int'l Ltd.
8,495	4.63%, due 2/15/20	9,096
8,485	5.00%, due 2/15/23	9,212
	Micron Technology, Inc.
4,885	5.25%, due 8/1/23	4,787	(e)
4,890	5.50%, due 2/1/25	4,783
4,305	5.63%, due 1/15/26	4,176	(e)
7,510	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	8,017	(e)
8,575	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	9,218	(e)
3,215	Zebra Technologies Corp., 7.25%, due 10/15/22	3,464
		65,391

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Energy - Exploration & Production (6.0%)
	Antero Resources Corp.
$4,785	5.38%, due 11/1/21	$4,833
12,650	5.13%, due 12/1/22	12,745
	Chesapeake Energy Corp.
12,305	6.13%, due 2/15/21	11,228
20,245	5.38%, due 6/15/21	17,613
6,690	5.75%, due 3/15/23	5,787
7,015	Concho Resources, Inc., 5.50%, due 4/1/23	7,176
	Continental Resources, Inc.
6,243	4.50%, due 4/15/23	5,947
7,460	3.80%, due 6/1/24	6,863
3,440	4.90%, due 6/1/44	2,928
	Encana Corp.
15,185	6.50%, due 8/15/34	16,381
6,355	6.63%, due 8/15/37	6,908
5,290	6.50%, due 2/1/38	5,660
	EP Energy LLC/Everest Acquisition Finance, Inc.
30,785	9.38%, due 5/1/20	24,089
3,585	7.75%, due 9/1/22	2,438
19,690	6.38%, due 6/15/23	13,389
6,250	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	6,609	(e)
13,645	Newfield Exploration Co., 5.38%, due 1/1/26	14,020
6,615	Oasis Petroleum, Inc., 6.88%, due 3/15/22	6,549
	Range Resources Corp.
15,995	5.00%, due 8/15/22	15,595	(e)
16,245	5.00%, due 3/15/23	15,717	(e)
7,700	4.88%, due 5/15/25	7,358
4,300	Sanchez Energy Corp., 6.13%, due 1/15/23	3,677
	SM Energy Co.
5,370	6.50%, due 11/15/21	5,451
3,470	6.13%, due 11/15/22	3,487
1,655	6.50%, due 1/1/23	1,647
4,840	5.00%, due 1/15/24	4,501
	Whiting Petroleum Corp.
16,765	5.00%, due 3/15/19	15,927
12,465	6.25%, due 4/1/23	11,499
		256,022
Food & Drug Retail (0.8%)
	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC
14,465	6.63%, due 6/15/24	15,007	(e)
9,850	5.75%, due 3/15/25	9,724	(e)
	Rite Aid Corp.
4,450	9.25%, due 3/15/20	4,678
4,850	6.13%, due 4/1/23	5,126	(e)
		34,535
Food - Wholesale (0.7%)
5,175	NBTY, Inc., 7.63%, due 5/15/21	5,071	(e)
	Post Holdings, Inc.
18,355	6.00%, due 12/15/22	19,365	(e)
4,580	7.75%, due 3/15/24	5,033	(e)
		29,469

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Gaming (2.6%)
$5,525	Boyd Gaming Corp., 6.38%, due 4/1/26	$5,912	(e)
	GLP Capital L.P./GLP Financing II, Inc.
21,455	4.88%, due 11/1/20	22,876
5,115	5.38%, due 11/1/23	5,479
	Isle of Capri Casinos, Inc.
6,340	8.88%, due 6/15/20	6,712
10,430	5.88%, due 3/15/21	10,847
4,840	MGM Growth Properties Operating Partnership L.P./ MGP Finance Co-Issuer, Inc., 5.63%, due 5/1/24	5,152	(e)
7,905	MGM Resorts Int'l, 8.63%, due 2/1/19	8,868
	Scientific Games Int'l, Inc.
15,122	6.25%, due 9/1/20	12,684
7,850	6.63%, due 5/15/21	6,457
19,570	10.00%, due 12/1/22	18,004
7,145	Station Casinos LLC, 7.50%, due 3/1/21	7,517
		110,508
Gas Distribution (8.2%)
13,485	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	13,578	(e)
3,674	Chesapeake Midstream Partners L.P., 6.13%, due 7/15/22	3,780
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.	7,875
7,740	6.00%, due 12/15/20
16,190	6.25%, due 4/1/23	16,392
	DCP Midstream LLC
3,050	5.35%, due 3/15/20	3,141	(e)
4,075	4.75%, due 9/30/21	4,167	(e)
1,750	6.75%, due 9/15/37	1,829	(e)
2,515	5.85%, due 5/21/43	2,138	(a)(e)
	DCP Midstream Operating L.P.
9,685	2.50%, due 12/1/17	9,612
7,220	5.60%, due 4/1/44	6,769
	Duke Energy Corp.
2,360	8.13%, due 8/16/30	2,679
1,915	6.45%, due 11/3/36	1,992	(e)
	Energy Transfer Equity L.P.
7,000	7.50%, due 10/15/20	7,630
13,280	5.88%, due 1/15/24	13,446
6,565	5.50%, due 6/1/27	6,401
	Ferrellgas L.P./Ferrellgas Finance Corp.
2,845	6.50%, due 5/1/21	2,681
8,660	6.75%, due 1/15/22	8,119
9,490	6.75%, due 6/15/23	8,849
	MPLX LP
2,383	4.50%, due 7/15/23	2,452
18,705	4.88%, due 12/1/24	19,569
1,380	ONEOK, Inc., 6.00%, due 6/15/35	1,373
6,440	Regency Energy Partners L.P./Regency Energy Finance Corp., 5.50%, due 4/15/23	6,634
	Rockies Express Pipeline LLC
11,880	5.63%, due 4/15/20	12,459	(e)
6,200	7.50%, due 7/15/38	6,665	(e)
11,365	6.88%, due 4/15/40	11,848	(e)
10,675	Rose Rock Midstream L.P./Rose Rock Finance Corp., 5.63%, due 11/15/23	10,248

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Sabine Pass Liquefaction LLC
$7,860	5.63%, due 2/1/21	$8,292
6,000	6.25%, due 3/15/22	6,570
7,875	5.63%, due 4/15/23	8,367
11,345	5.75%, due 5/15/24	11,997
31,385	5.63%, due 3/1/25	33,190
8,025	5.88%, due 6/30/26	8,649	(e)
5,885	5.00%, due 3/15/27	5,988	(e)
3,722	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.38%, due 8/1/21	3,871
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
13,500	4.25%, due 11/15/23	12,690
5,835	6.75%, due 3/15/24	6,186
5,985	5.13%, due 2/1/25	5,985	(e)
6,995	5.38%, due 2/1/27	6,995	(e)
	Tesoro Logistics L.P./Tesoro Logistics Finance Corp.
3,165	6.25%, due 10/15/22	3,355
2,855	6.38%, due 5/1/24	3,076
	Williams Cos., Inc. Ser. A,
3,445	7.50%, due 1/15/31	3,960
25,770	5.75%, due 6/24/44	26,334
		347,831
Health Facilities (7.1%)
7,250	Amsurg Corp., 5.63%, due 7/15/22	7,395
	Columbia/HCA Corp.
8,400	7.69%, due 6/15/25	9,408
1,370	7.05%, due 12/1/27	1,463
	HCA, Inc.
11,975	3.75%, due 3/15/19	12,244
13,465	4.25%, due 10/15/19	13,970
17,730	6.50%, due 2/15/20	19,625
1,140	5.88%, due 3/15/22	1,254
1,710	4.75%, due 5/1/23	1,781
10,715	5.00%, due 3/15/24	11,197
4,230	5.38%, due 2/1/25	4,324
8,115	5.25%, due 4/15/25	8,501
15,100	5.25%, due 6/15/26	15,787
10,190	4.50%, due 2/15/27	10,063
32,595	IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, due 5/15/19	31,047
4,440	LifePoint Health, Inc., 5.88%, due 12/1/23	4,507
	MPT Operating Partnership L.P./MPT Finance Corp.
6,195	6.38%, due 3/1/24	6,675
19,743	5.50%, due 5/1/24	20,335
9,010	5.25%, due 8/1/26	9,190
21,375	OMEGA Healthcare Investors, Inc., 5.88%, due 3/15/24	22,215
11,285	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	11,765
14,495	Team Health, Inc., 7.25%, due 12/15/23	16,379	(e)
	Tenet Healthcare Corp.
8,490	6.25%, due 11/1/18	8,978
5,165	4.75%, due 6/1/20	5,281
7,505	6.00%, due 10/1/20	7,955
13,245	8.13%, due 4/1/22	12,947
9,873	6.88%, due 11/15/31	7,923

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Universal Health Services, Inc.
$3,255	3.75%, due 8/1/19	$3,377	(e)
4,890	4.75%, due 8/1/22	5,022	(e)
8,915	5.00%, due 6/1/26	9,249	(e)
		299,857
Health Services (0.9%)
	DaVita HealthCare Partners, Inc.
5,340	5.13%, due 7/15/24	5,207
9,525	5.00%, due 5/1/25	9,192
6,630	DaVita, Inc., 5.75%, due 8/15/22	6,804
	Service Corp. Int'l
1,285	4.50%, due 11/15/20	1,307
5,095	5.38%, due 1/15/22	5,286
11,190	5.38%, due 5/15/24	11,749
		39,545
Hotels (0.3%)
12,295	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, due 10/15/21	12,664
Investments & Misc. Financial Services (0.4%)
	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
8,670	3.50%, due 3/15/17	8,670
6,400	4.88%, due 3/15/19	6,371
		15,041
Machinery (1.0%)
6,999	Case New Holland Industrial, Inc., 7.88%, due 12/1/17	7,410
12,950	CNH Industrial Capital LLC, 4.88%, due 4/1/21	13,436
5,900	CNH Industrial NV, 4.50%, due 8/15/23	5,930
4,560	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	5,233
	Terex Corp.
7,515	6.50%, due 4/1/20	7,699
3,685	6.00%, due 5/15/21	3,749
		43,457
Managed Care (0.2%)
9,065	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	9,699	(e)
Media Content (3.0%)
	Gannett Co., Inc.
12,430	5.13%, due 10/15/19	12,787
4,540	5.13%, due 7/15/20	4,722
	Gray Television, Inc.
7,100	5.13%, due 10/15/24	6,887	(e)
2,355	5.88%, due 7/15/26	2,343	(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	iHeartCommunications, Inc.
$3,478	6.88%, due 6/15/18	$2,695
4,070	9.00%, due 12/15/19	3,088
27,838	11.25%, due 3/1/21	21,087
5,535	7.25%, due 10/15/27	3,321
	Netflix, Inc.
4,930	5.50%, due 2/15/22	5,337
9,755	4.38%, due 11/15/26	9,584	(e)
	Sirius XM Radio, Inc.
12,180	4.25%, due 5/15/20	12,439	(e)
5,455	4.63%, due 5/15/23	5,489	(e)
3,750	6.00%, due 7/15/24	3,980	(e)
10,535	5.38%, due 7/15/26	10,703	(e)
3,276	TEGNA, Inc., 7.13%, due 9/1/18	3,276
	Univision Communications, Inc.
10,349	6.75%, due 9/15/22	10,906	(e)
7,450	5.13%, due 5/15/23	7,562	(e)
		126,206
Medical Products (1.7%)
30,745	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, due 6/15/21	28,209	(e)
	Fresenius Medical Care US Finance II, Inc.
8,050	6.50%, due 9/15/18	8,674	(e)
6,565	5.63%, due 7/31/19	7,107	(e)
9,680	4.13%, due 10/15/20	10,067	(e)
2,825	5.88%, due 1/31/22	3,200	(e)
7,565	4.75%, due 10/15/24	7,886	(e)
5,540	Hologic, Inc., 5.25%, due 7/15/22	5,859	(e)
		71,002
Metals - Mining Excluding Steel (1.8%)
5,190	Alcoa, Inc., 5.13%, due 10/1/24	5,411
4,120	Anglo American Capital PLC, 4.45%, due 9/27/20	4,202	(e)
18,160	First Quantum Minerals Ltd., 7.00%, due 2/15/21	17,343	(e)
	Freeport-McMoRan, Inc.
2,780	4.00%, due 11/14/21	2,627
2,460	3.55%, due 3/1/22	2,251
3,845	3.88%, due 3/15/23	3,499
2,430	4.55%, due 11/14/24	2,222
14,705	5.40%, due 11/14/34	12,665
	Novelis Corp.
4,110	6.25%, due 8/15/24	4,274	(e)
9,590	5.88%, due 9/30/26	9,710	(e)
	Teck Resources Ltd.
4,385	4.75%, due 1/15/22	4,360
7,240	6.25%, due 7/15/41	7,168
		75,732

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Oil Field Equipment & Services (0.4%)
	Precision Drilling Corp.
$4,715	6.63%, due 11/15/20	$4,574
6,845	6.50%, due 12/15/21	6,605
7,820	5.25%, due 11/15/24	6,893
		18,072
Packaging (1.7%)
	Ball Corp.
3,010	4.38%, due 12/15/20	3,206
8,730	5.00%, due 3/15/22	9,385
	Berry Plastics Corp.
5,000	5.50%, due 5/15/22	5,200
5,030	6.00%, due 10/15/22	5,328
5,825	5.13%, due 7/15/23	5,927
8,799	BWAY Holding Co., 9.13%, due 8/15/21	9,195	(e)
	Reynolds Group Issuer, Inc.
3,953	9.88%, due 8/15/19	4,052
5,875	6.88%, due 2/15/21	6,080
12,375	5.13%, due 7/15/23	12,677	(e)
8,630	Sealed Air Corp., 5.50%, due 9/15/25	9,202	(e)
		70,252
Personal & Household Products (0.7%)
	Energizer Holdings, Inc.
4,445	4.70%, due 5/19/21	4,669
18,680	4.70%, due 5/24/22	19,579
1,760	Prestige Brands, Inc., 6.38%, due 3/1/24	1,870	(e)
4,195	Spectrum Brands, Inc., 5.75%, due 7/15/25	4,541
		30,659
Pharmaceuticals (2.7%)
25,590	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	21,752	(e)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
9,880	6.00%, due 7/15/23	8,546	(e)
9,350	6.50%, due 2/1/25	7,877	(e)(g)
4,530	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 8/1/23	4,555	(e)
4,310	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	3,981	(e)
	Valeant Pharmaceuticals Int'l, Inc.
27,055	5.50%, due 3/1/23	21,035	(e)
52,400	5.88%, due 5/15/23	40,348	(e)
11,085	6.13%, due 4/15/25	8,536	(e)
		116,630
Printing & Publishing (1.2%)
	R.R. Donnelley & Sons Co.
20,285	7.63%, due 6/15/20	21,908
10,620	7.88%, due 3/15/21	11,416
619	7.00%, due 2/15/22	624
8,730	6.50%, due 11/15/23	8,490
10,265	6.00%, due 4/1/24	9,803
		52,241

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Real Estate Investment Trusts (0.3%)
$10,973	ESH Hospitality, Inc., 5.25%, due 5/1/25	$10,863	(e)
Recreation & Travel (1.0%)
11,845	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.25%, due 3/15/21	12,284
	NCL Corp. Ltd.
3,415	5.25%, due 11/15/19	3,475	(e)
5,285	4.63%, due 11/15/20	5,351	(e)
9,585	Royal Caribbean Cruises Ltd., 5.25%, due 11/15/22	10,483
10,385	Six Flags Entertainment Corp., 5.25%, due 1/15/21	10,645	(e)
		42,238
Restaurants (0.3%)
4,231	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/22	4,368	(e)
9,590	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	9,998	(e)
		14,366
Software - Services (2.9%)
	First Data Corp.
7,765	7.00%, due 12/1/23	8,163	(e)
10,085	5.00%, due 1/15/24	10,211	(e)
9,745	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, due 11/15/24	9,757	(e)(j)
18,275	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	18,543	(e)(f)
	MSCI, Inc.
12,685	5.25%, due 11/15/24	13,319	(e)
9,250	5.75%, due 8/15/25	9,834	(e)
	Nuance Communications, Inc.
9,435	5.38%, due 8/15/20	9,695	(e)
15,180	6.00%, due 7/1/24	15,939	(e)
11,610	Open Text Corp., 5.88%, due 6/1/26	12,365	(e)
16,610	Syniverse Holdings, Inc., 9.13%, due 1/15/19	13,288
		121,114
Specialty Retail (1.8%)
14,400	Hanesbrands, Inc., 4.88%, due 5/15/26	14,652	(e)
6,000	L Brands, Inc., 5.63%, due 10/15/23	6,600
4,775	Liberty Media Corp., 8.50%, due 7/15/29	5,300
8,133	Limited Brands, Inc., 8.50%, due 6/15/19	9,454
2,135	Penske Automotive Group, Inc., 5.38%, due 12/1/24	2,146
13,551	PetSmart, Inc., 7.13%, due 3/15/23	14,178	(e)
	QVC, Inc.
15,075	5.13%, due 7/2/22	15,799
11,080	5.45%, due 8/15/34	10,252
		78,381
Steel Producers - Products (0.9%)
37,130	ArcelorMittal, 8.00%, due 10/15/39	39,915

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Support - Services (3.4%)
$18,720	Acosta, Inc., 7.75%, due 10/1/22	$16,069	(e)
8,505	ADT Corp., 4.88%, due 7/15/32	7,229	(e)
14,345	AECOM, 5.88%, due 10/15/24	15,152
5,930	APX Group, Inc., 8.75%, due 12/1/20	5,737
	Aramark Services, Inc.
14,330	5.13%, due 1/15/24	15,011	(e)
10,235	4.75%, due 6/1/26	10,210	(e)
	Hertz Corp.
1,695	4.25%, due 4/1/18	1,737
6,090	5.88%, due 10/15/20	6,258
10,925	5.50%, due 10/15/24	10,607	(e)
17,653	IHS Markit Ltd., 5.00%, due 11/1/22	18,668	(e)
7,735	IMS Health, Inc., 5.00%, due 10/15/26	7,986	(e)
9,285	Iron Mountain US Holdings, Inc., 5.38%, due 6/1/26	9,378	(e)
	Iron Mountain, Inc.
5,685	6.00%, due 8/15/23	6,040
9,389	5.75%, due 8/15/24	9,624
3,995	United Rental N.A., Inc., 5.75%, due 11/15/24	4,145
		143,851
Technology Hardware & Equipment (3.3%)
11,180	CommScope Technologies Finance LLC, 6.00%, due 6/15/25	11,739	(e)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
9,420	5.88%, due 6/15/21	9,879	(e)
38,640	6.02%, due 6/15/26	42,103	(e)
31,905	EMC Corp., 1.88%, due 6/1/18	31,464
4,110	Riverbed Technology, Inc., 8.88%, due 3/1/23	4,377	(e)
34,210	Western Digital Corp., 10.50%, due 4/1/24	39,555	(e)
		139,117
Telecom - Satellite (0.4%)
5,844	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	6,377
	Intelsat Luxembourg SA
13,030	7.75%, due 6/1/21	4,235
13,575	8.13%, due 6/1/23	4,480
		15,092
Telecom - Wireless (4.7%)
	Sprint Corp.
22,354	7.25%, due 9/15/21	22,885
31,680	7.88%, due 9/15/23	31,284
27,290	7.13%, due 6/15/24	25,994
36,725	Sprint Nextel Corp., 6.00%, due 11/15/22	34,154
	T-Mobile USA, Inc.
8,195	6.54%, due 4/28/20	8,443
6,000	6.25%, due 4/1/21	6,247
6,750	6.63%, due 4/28/21	7,050
11,880	6.13%, due 1/15/22	12,563
3,680	6.73%, due 4/28/22	3,855
13,595	6.00%, due 3/1/23	14,309

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

	Wind Acquisition Finance SA
$21,185	4.75%, due 7/15/20	$21,291	(e)
10,245	7.38%, due 4/23/21	10,501	(e)
		198,576
Telecom - Wireline Integrated & Services (4.1%)
	CenturyLink, Inc.
8,215	Ser. S, 6.45%, due 6/15/21	8,770
5,400	Ser. W, 6.75%, due 12/1/23	5,548
1,785	Ser. P, 7.60%, due 9/15/39	1,589
9,575	Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, due 10/15/23	10,102
21,650	Embarq Corp., 8.00%, due 6/1/36	21,975
6,730	Equinix, Inc., 5.88%, due 1/15/26	7,149
	Frontier Communications Corp.
6,650	6.25%, due 9/15/21	6,317
2,105	10.50%, due 9/15/22	2,189
3,195	7.13%, due 1/15/23	2,874
5,145	7.63%, due 4/15/24	4,540
19,575	11.00%, due 9/15/25	19,985
34,837	9.00%, due 8/15/31	30,308
	Level 3 Financing, Inc.
7,665	5.38%, due 8/15/22	7,895
4,125	5.13%, due 5/1/23	4,166
3,655	5.38%, due 1/15/24	3,719
4,665	5.38%, due 5/1/25	4,735
12,135	Telecom Italia Capital SA, 6.00%, due 9/30/34	12,074
15,624	U.S. West Communications Group, 6.88%, due 9/15/33	15,472
4,690	Windstream Corp., 7.50%, due 6/1/22	4,432
		173,839
Theaters & Entertainment (0.4%)
6,475	AMC Entertainment, Inc., 5.75%, due 6/15/25	6,483
9,256	Regal Entertainment Group, 5.75%, due 3/15/22	9,580
		16,063
	Total Corporate Bonds (Cost $3,718,187)	3,857,579
NUMBER OF SHARES
Exchange Traded Fund (0.9%)
471	iShares iBoxx $ High Yield Corporate Bond ETF (Cost $40,465)	40,533
Short-Term Investments (2.3%)
Investment Companies (2.3%)
31,161,491	State Street Institutional Treasury Money Market Fund Premier Class, 0.22%	31,161	(k)(l)
64,876,589	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%	64,877	(k)(l)
	Total Short-Term Investments (Cost $96,038)	96,038
	Total Investments (99.9%) (Cost $4,096,021)	4,239,505
	Other Assets Less Liabilities (0.1%)	2,557
	Net Assets (100.0%)	$4,242,062

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

(a)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  All or a portion of this security had not settled as of 10/31/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(d)  Illiquid security.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $1,455,095,000 or 34.3% of net assets for the Fund. Securities denoted with (e) but without (d) have been deemed by the investment manager to be liquid.

(f)  Payment-in-kind (PIK) security.

(g)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

(h)  Amount less than one thousand.

(i)  Defaulted security.

(j)  When-issued security. Total value of all such securities at 10/31/2016, amounted to approximately $9,757,000, which represents 0.2% of net assets of the Fund.

(k)  Represents 7-day effective yield as of 10/31/2016.

(l)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $96,038,000.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Radio & Television	$—	$—	$7,604	$7,604
Other Loan Assignments(a)	—	237,751	—	237,751
Total Loan Assignments	—	237,751	7,604	245,355
Corporate Bonds(a)	—	3,857,579	—	3,857,579
Exchange Traded Fund	40,533	—	—	40,533
Short-Term Investments	—	96,038	—	96,038
Total Investments	$40,533	$4,191,368	$7,604	$4,239,505

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/16
Investments in Securities:
Loan Assignments(a)
Radio & Television	$—	$4	$—	$69	$7,591	$(60)	$—	$—	$7,604	$69
Corporate Bonds
Chemicals	1	—	—	—	—	—	—	(1)	—	—
Total	$1	$4	$—	$69	$7,591	$(60)	$—	$(1)	$7,604	$69

(a)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, approximately $1,000 was transferred from Level 3 to Level 2. Transfers of corporate bonds out of Level 3 were due to the pricing methodology being no longer based on a single broker quote. As of the year ended October 31, 2016, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund 10/31/16

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes (101.8%)
Alabama (3.7%)
$300	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/45	$334	(a)
3,700	Mobile IDB Poll. Ctrl. Rev. (Alabama Pwr. Barry Plant), Ser. 2009, 0.54%, due 6/1/34	3,700	(a)(b)
500	Phenix City IDB Env. Imp. Rev. Ref. (Meadwestvaco Coated Board Proj.), Ser. 2012-A, 4.13%, due 5/15/35	513	(a)
		4,547
Alaska (1.6%)
2,000	Valdez Marine Term. Ref. Rev. (Exxon Pipeline Co. Proj.), Ser. 1993, 0.47%, due 12/1/33	2,000	(a)(b)
American Samoa (0.2%)
200	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	200
Arizona (4.2%)
500	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/36	529	(a)(c)
750	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/31 Putable 6/3/24	797	(a)(b)
1,230	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/25	1,459	(a)(d)
500	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/26	494	(a)(c)(d)(e)
250	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/25	278	(c)
500	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/46	558	(a)
600	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/36	580	(a)
500	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/35	512	(a)(c)
		5,207
California (6.1%)
250	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/35	263	(a)(c)
500	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due 10/1/25	514	(a)
500	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 4.00%, due 7/1/26	531	(a)(c)
400	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	436	(a)(c)
1,130	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/27	1,122
200	California St. G.O. Ref., Ser. 2015, 5.00%, due 8/1/29	244
1,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Ref. Rev. (Waste Management, Inc.), Ser. 2015-A3, 4.30%, due 7/1/40	1,115	(a)(f)
500	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/27	503	(a)(c)(e)
500	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/36	510	(a)(c)
600	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/31	656	(a)(c)
	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.)
130	Ser. 2015, 4.25%, due 9/1/21	141
145	Ser. 2015, 4.50%, due 9/1/25	163
400	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/38	403
250	Los Angeles Co. Pub. Works Fin. Au. Lease Rev., Ser. 2016-D, 4.00%, due 12/1/40	269

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$250	Murrieta Valley Unified Sch. Dist. G.O. (Election 2014), Ser. 2015-A, (AGM Insured), 0.00%, due 9/1/31	$143
500	Palomar Hlth. Ref. Rev., Ser. 2016, 5.00%, due 11/1/36	560
		7,573
Colorado (3.8%)
365	Colorado Springs Rev. (Fine Arts Ctr. Proj.), Ser. 2006, (LOC: Wells Fargo Bank N.A.), 0.65%, due 7/1/21	365	(a)(b)
500	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/26	505
1,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/27	1,171	(d)
500	Erie Highlands Metropolitan District Number 1 G.O., Ser. 2015, 5.75%, due 12/1/45	508
500	Lambertson Farms Metro. Dist. Number 1 Ref. G.O., Ser. 2015, 5.00%, due 12/15/25	506
500	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/45	509
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250	Ser. 2015-A, 5.00%, due 12/1/34	285
250	Ser. 2015-A, 5.00%, due 12/1/35	284
500	Ser. 2015-A, 5.00%, due 12/1/45	558
		4,691
Connecticut (0.6%)
240	Connecticut St. Hlth. & Ed. Facs. Au. Rev. (Church Home of Hartford, Inc. Proj.), Ser. 2016-A, 5.00%, due 9/1/46	258	(a)(c)
500	Mohegan Tribe of Indians Gaming Au. Ref. Rev. (Priority Dist.), Ser. 2015-C, 4.75%, due 2/1/20	502	(c)
		760
District of Columbia (0.8%)
500	Dist. of Columbia Rev. (Howard Univ.), Ser. 2011-A, 6.25%, due 10/1/23	555	(a)
450	Dist. of Columbia Std. Dorm. Rev. (Provident Group-Howard Properties), Ser. 2013, 5.00%, due 10/1/45	449	(a)
		1,004
Florida (5.5%)
1,000	Brevard Co. Hlth. Care Facs. Au. Rev. Ref. (Hlth. First, Inc.), Ser. 2014, 5.00%, due 4/1/39	1,133	(a)(f)
650	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/36	632	(a)
450	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/35	471	(a)(c)
250	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.00%, due 6/1/30	255	(a)(c)(e)
500	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Obligated Group), Ser. 2015-A, 7.00%, due 6/1/45	533	(a)(c)
475	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, 3.75%, due 7/1/35	487
400	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (Jetblue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/36	419	(a)
525	Lee Co. Ind. Dev. Au. Rev. (Cypress Cove Hlth. Park, Inc. Memory Care Proj.), Ser. 2014, 4.50%, due 10/1/32	548	(a)
1,000	Palm Beach Co. Rev. (Henry Morrison Flagler Proj.), Ser. 2003, (LOC: Northern Trust Co.), 0.90%, due 11/1/36	1,000	(a)(b)
1,350	Tallahassee Hlth. Facs. Rev. (Tallahassee Mem. Hlth. Care, Inc. Proj.), Ser. 2016-A, 4.00%, due 12/1/46	1,359	(a)
		6,837
Georgia (1.2%)
750	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Vlg Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/36	733	(a)(c)(e)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$300	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	$309	(a)(c)(e)
445	Private Colleges & Univ. Au. Rev. (Mercer Univ. Proj.), Ser. 2015, 4.25%, due 10/1/35	470	(a)
		1,512
Hawaii (0.6%)
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250	Ser. 2015, 5.00%, due 1/1/35	260	(a)(c)
500	Ser. 2015, 5.00%, due 1/1/45	511	(a)(c)
		771
Illinois (7.2%)
	Chicago G.O.
250	Ser. 2002-2002B, 5.13%, due 1/1/27	266
1,000	Ser. 2009-C, 5.00%, due 1/1/27	1,015
180	Ser. 2009-C, 5.00%, due 1/1/40	181
400	Ser. 2011-A, 5.00%, due 1/1/40	401
	Chicago O'Hare Int'l Arpt. Rev. Ref.
200	Ser. 2015-A, 5.00%, due 1/1/28	234
100	Ser. 2015-A, 5.00%, due 1/1/34	113
500	Chicago Ref. G.O., Ser. 2002-B, 5.25%, due 1/1/28	529
475	Chicago Transit Au. Sales Tax Receipts Rev., Ser. 2010-A, 5.00%, due 12/1/17	493
155	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/27	180
500	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/39	551
300	Illinois Ed. Fac. Au. Rev. (Unrefunded Bal.), Ser. 2002-A, (LOC: Harris Trust & Savings Bank), 0.90%, due 6/1/33	300	(a)(b)
400	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/35	410	(a)(c)
250	Illinois Fin. Au. Rev. Ref. (Plymouth Place), Ser. 2015, 5.00%, due 5/15/37	271	(a)
	Illinois St. G.O.
25	Ser. 2005, (AMBAC Insured), 5.00%, due 4/1/25	25
145	Ser. 2004-A, 5.00%, due 3/1/34	145
225	Ser. 2006, 5.50%, due 1/1/30	257
250	Ser. 2009, 5.25%, due 4/1/28	259
40	Ser. 2013, 5.00%, due 7/1/23	44
450	Ser. 2014, 5.00%, due 2/1/24	496
450	Ser. 2014, 5.00%, due 2/1/39	471
750	Ser. 2016, 4.00%, due 6/1/37	685
500	Illinois St. Hsg. Dev. Au. Rev., Ser. 2016-A, 3.45%, due 10/1/36	505
725	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/22	833
190	Illinois St. Unrefunded G.O., Ser. 2003, 5.00%, due 6/1/28	191
		8,855
Indiana (1.6%)
1,000	Carmel Redev. Au. Lease Rental Rev. (Multi. Purp.), Ser. 2012-A, 4.00%, due 8/1/33	1,099
735	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/43	816	(a)(f)
		1,915
Iowa (0.7%)
400	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/32	423	(a)
500	People's Mem. Hosp. Buchanan Co. Hosp. Rev., Ser. 2016, 1.50%, due 12/1/18	498
		921
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Kentucky (1.3%)
$145	Breckinridge Co. Pub. Properties Corp. First Mtge. Rev. (Justice Ctr. Proj.), Ser. 2010, 3.00%, due 2/1/17	$146
405	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/29	432	(a)
500	Kentucky Econ. Dev. Fin. Au. Hlth. Care Rev. Ref. (Baptist Life Comm. Proj.), Ser. 2016-A, 5.50%, due 11/15/27	504	(a)
475	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/31	501	(a)
		1,583
Louisiana (1.1%)
750	Louisiana Pub. Facs. Au. Rev. (Archdiocese of New Orleans Proj.), Ser. 2007, (AGC Insured), 4.50%, due 7/1/37	755	(a)
555	New Orleans Swr.age Svc. Rev. (Swr. Rev.), Ser. 2015, 5.00%, due 6/1/40	630
		1,385
Maine (2.3%)
775	Maine Hlth. & Higher Ed. Facs. Au. Rev. (Eastern Maine Med. Ctr. Obligated Group), Ser. 2013, 5.00%, due 7/1/33	850	(a)(f)
1,320	Maine Hlth. & Higher Ed. Facs. Au. Rev. (Maine Hlth.), Ser. 2015, 4.00%, due 7/1/44	1,378	(f)
445	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/20	479
200	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/35 Putable 8/1/25	188	(a)(b)(c)
		2,895
Maryland (0.3%)
400	Howard Co. Retirement Comm. Rev. Ref. (Vantage House Fac.), Ser. 2007-A, 5.25%, due 4/1/33	407	(a)
Massachusetts (1.8%)
1,000	Massachusetts St. Dev. Fin. Agcy. Rev. (Bentley Univ.), Ser. 2016, 4.00%, due 7/1/35	1,083	(a)
1,000	Massachusetts St. Ed. Fin. Au. Rev. (Ed. Loan Rev.), Ser. 2014, 5.00%, due 1/1/27	1,161
		2,244
Michigan (5.4%)
1,000	Michigan St. Fin. Au. Ref. Rev. (Henry Ford Hlth. Sys.), Ser. 2016, 5.00%, due 11/15/27	1,216	(a)
1,500	Michigan St. Fin. Au. Rev. (Beaumont Hlth. Credit Group), Ser. 2016-A, 4.00%, due 11/1/46	1,523	(a)
1,000	Michigan St. Fin. Au. Rev. Ref. (Trinity Hlth. Corp.), Ser. 2016, 4.00%, due 12/1/45	1,049	(a)
	Michigan St. Hsg. Dev. Au. Rev.
250	Ser. 2016-A, 3.35%, due 12/1/31	252
1,000	Ser. 2016-C, 2.15%, due 6/1/23	996
400	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/35	400
1,000	Warren Cons. Sch. Dist. Ref. G.O., Ser. 2016-A, 5.00%, due 5/1/27	1,200
		6,636
Minnesota (0.9%)
250	Rochester Hlth. Care Facs. Rev. (Mayo Clinic), Ser. 2008-B, (LOC: Northern Trust Co.), 0.58%, due 11/15/38	250	(a)(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$500	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/50	$500	(a)
300	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/35	316	(a)
		1,066
Missouri (1.3%)
500	Kansas City Ind. Dev. Au. Sr. Living Facs. Ref. Rev. (Kansas City United Methodist Retirement Home, Inc.), Ser. 2016, 6.00%, due 11/15/46	514	(a)(c)
	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.)
255	Ser. 2015-A, 5.00%, due 8/15/30	267	(a)
390	Ser. 2015-A, 5.00%, due 8/15/35	403	(a)
355	Ser. 2015-A, 5.13%, due 8/15/45	361	(a)
		1,545
Nevada (1.5%)
1,000	Clark Co. Arpt. Ref. Rev. (Jet Aviation Fuel Tax), Ser. 2013-A, 5.00%, due 7/1/27	1,131
240	Clark Co. Arpt. Ref. Rev. (Junior Sub Lien Notes), Ser. 2015-B, 3.00%, due 7/1/17	243
500	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/45	515	(a)(c)
		1,889
New Jersey (7.3%)
200	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/45	208	(a)(c)
	New Jersey Econ. Dev. Au. Ref. Rev. (Sch. Facs. Construction)
1,000	Ser. 2005-K, (AMBAC Insured), 5.25%, due 12/15/20	1,128
500	Ser. 2014-PP, 5.00%, due 6/15/19	538
	New Jersey Ed. Fac. Au. Ref. Rev. (College of New Jersey)
750	Ser. 2016-F, 4.00%, due 7/1/34	807	(a)
250	Ser. 2016-F, 4.00%, due 7/1/35	268	(a)
	New Jersey Hlth. Care Facs. Fin. Au. Rev. Ref. (Princeton Hlth. Care Sys.)
500	Ser. 2016-A, 3.88%, due 7/1/39	504	(a)
500	Ser. 2016-A, 5.00%, due 7/1/39	576	(a)
700	New Jersey Hlth. Care Facs. Fin. Au. Rev.(Univ. Hosp.), Ser. 2015-A, (AGM Insured), 5.00%, due 7/1/46	793	(a)
870	New Jersey Trans. Trust Fund Au. Rev., Ser. 2003-B-4, 5.25%, due 12/15/19	951	(f)
750	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes), Ser. 2016-A-2, 5.00%, due 6/15/21	785	(d)
500	Salem Co. Poll. Ctrl. Fin. Au. Rev. (Chambers Proj.), Ser. 2014-A, 5.00%, due 12/1/23	565	(a)
2,000	Tobacco Settlement Fin. Corp. Rev., Ser. 2007-1A, 5.00%, due 6/1/41	1,863
		8,986
New Mexico (0.4%)
500	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/25	516	(c)(e)
New York (4.5%)
750	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/45	756	(a)
200	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/34	220	(a)
400	New York City IDA Civic Fac. Rev. (Vaughn College Aeronautics), Ser. 2006-B, 5.25%, due 12/1/36	401	(a)
400	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/25	409	(a)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$550	New York St. Hsg. Fin. Agcy. Rev. (606 West 57th St. Hsg.), Ser. 2014-A, (LOC: Wells Fargo Bank N.A.), 0.68%, due 5/1/49	$550	(a)(b)
500	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/31	535	(a)
250	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Energy Proj.), Ser. 2012-A, 5.25%, due 11/1/42	253	(a)(c)
1,000	Oyster Bay, G.O., Ser. 2016, 3.75%, due 3/31/17	1,005
1,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.), Ser. 2016, 3.75%, due 11/1/37	977	(a)
400	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	412	(a)(c)
		5,518
North Carolina (1.2%)
250	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/37	271	(a)
800	North Carolina Med. Care Commission Hosp. Rev. (Moses Cone Hlth. Sys.), Ser. 2001-A, 0.68%, due 10/1/35	800	(a)(b)
345	North Carolina Med. Care Commission Retirement Facs. Ref. Rev. (United Methodist Retirement Homes), Ser. 2016-A, 5.00%, due 10/1/35	396	(a)
		1,467
North Dakota (0.8%)
1,020	Williston Sales Tax Rev., Ser. 2011-B, 2.75%, due 5/1/19	1,008
Ohio (4.1%)
4,550	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	4,265
725	Ohio St. Hosp. Ref. Rev. (Univ. Hosp. Hlth. Sys.), Ser. 2016-A, 4.00%, due 1/15/46	747	(a)
		5,012
Oklahoma (0.4%)
400	Oklahoma St. Dev. Fin. Au. First Mtge. Rev. (Sommerset Proj.), Ser. 2015, 5.00%, due 7/1/35	439	(a)
Oregon (0.4%)
490	Western Generation Agcy. Rev. (Wauna Cogeneration Proj.), Ser. 2006-A, 5.00%, due 1/1/21	490
Pennsylvania (5.9%)
	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.)
250	Ser. 2015, 5.25%, due 7/1/35	256	(a)
150	Ser. 2015, 5.50%, due 7/1/45	154	(a)
350	Latrobe Ind. Dev. Au. (St. Vincent College Proj.), Ser. 2013, 5.00%, due 5/1/43	386	(a)
	Lehigh Co. Gen. Purp. Hosp. Rev. (Lehigh Valley Hlth. Network)
650	Ser. 2015-A, 4.13%, due 7/1/40	689	(a)
500	Ser. 2015-A, 4.25%, due 7/1/45	532	(a)
250	Montgomery Co. Ind. Dev. Au. Hlth. Sys. Rev. Ref. (Albert Einstein Heath Care Network), Ser. 2015-A, 5.25%, due 1/15/36	283	(a)
	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP)
750	Ser. 2015, 5.00%, due 6/30/18	791	(a)
750	Ser. 2016-C, 5.00%, due 12/31/38	831	(a)(f)
1,500	Pennsylvania St. G.O., Ser. 2016, 4.00%, due 9/15/32	1,626
1,500	Pennsylvania St. Turnpike Commission Ref. Rev., Ser. 2016, 5.00%, due 6/1/36	1,712
		7,260

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Puerto Rico (0.7%)
$800	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Bristol-Myers Squibb Proj.), Ser. 2000, 1.13%, due 12/1/30	$800	(a)(b)
Rhode Island (1.3%)
	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev.
255	Ser. 2016-1-C, 2.75%, due 4/1/25	256
275	Ser. 2016-1-C, 2.85%, due 10/1/25	276
280	Ser. 2016-1-C, 2.95%, due 4/1/26	282
285	Ser. 2016-1-C, 3.00%, due 10/1/26	288
500	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Homeownership Opportunity), Ser. 2016-67-C, 3.25%, due 4/1/30	500
		1,602
South Carolina (0.4%)
500	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/31	538
Texas (10.1%)
750	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/45	757	(a)
	Board of Managers Joint Guadalupe Co.-City of Seguin Hosp. Mtge. Ref. Rev.
300	Ser. 2015, 5.00%, due 12/1/21	332
400	Ser. 2015, 5.25%, due 12/1/35	441
1,000	Dallas Co. Flood Ctrl. Dist. Ref. G.O., Ser. 2015, 5.00%, due 4/1/28	1,065	(c)
400	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/38	423	(a)
400	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/30	452	(a)
400	Mesquite Hlth. Fac. Dev. Corp. Ref. Rev. (Christian Care Centers, Inc. Proj.), Ser. 2016, 5.00%, due 2/15/35	440	(a)
750	Mission Econ. Dev. Corp. Rev. (Sr. Lien-Natgasoline Proj.), Ser. 2016-B, 5.75%, due 10/1/31	796	(a)(c)
300	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/45	304	(a)(c)(e)
750	New Hope Cultural Ed. Facs. Fin. Corp. Retirement Fac. Rev. Ref. (Carillon Life Care Comm. Proj.), Ser. 2016, 5.00%, due 7/1/36	776	(a)
500	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Caridinal Bay, Inc. VIillage On The Park Carriage), Ser. 2016-C, 5.75%, due 7/1/51	546	(a)
500	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/47	544	(a)
1,625	Pflugerville Ref. G.O., Ser. 2016, 4.00%, due 8/1/30	1,798
750	Red River Ed. Fin. Corp. Higher Ed. Ref. Rev. (St. Edward's Univ. Proj.), Ser. 2016, 4.00%, due 6/1/36	789	(a)
400	Tarrant Co. Cultural Ed. Fac. Rev. (Buckingham Sr. Living Comm. Proj.), Ser. 2015-B-1, 4.50%, due 11/15/21	405	(a)
500	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/40	555	(a)
1,100	Texas St. Pub. Fin. Au. Ref. Rev. (Midwestern St. Univ. Proj.), Ser. 2016-A, 4.00%, due 12/1/30	1,221	(a)
750	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/34	845
		12,489
Utah (0.4%)
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/45	524	(a)(c)
Vermont (0.3%)
400	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2015-A, 4.13%, due 6/15/28	415

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Virgin Islands (0.5%)
$200	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/29	$197
430	Virgin Islands Pub. Fin. Au. Rev. (Matching Fund Loan-Diageo), Ser. 2009-A, 6.75%, due 10/1/37	441
		638
Virginia (0.5%)
400	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/35	408	(c)
200	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/35	225	(a)(c)
		633
Washington (1.3%)
1,000	Everett Port Ref. Rev., Ser. 2016, 4.00%, due 12/1/36	1,080
500	Washington St. Hsg. Fin. Commission Rev. Ref. (Beyview Manor Homes), Ser. 2016-A, 5.00%, due 7/1/46	533	(a)(c)
		1,613
West Virginia (0.8%)
1,000	West Virginia Econ. Dev. Au. Energy Rev. Ref. (Morgantown Energy Assoc. Proj.), Ser. 2016, 2.88%, due 12/15/26	983	(a)
Wisconsin (6.8%)
400	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory), Ser. 2015, 4.95%, due 3/1/30	421	(a)(c)
300	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/35	309	(a)(c)
750	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/30	799	(a)
1,000	Pub. Fin. Au. Hsg. Rev. (Dogwood Hsg., Inc. Southeast Portfolio Proj.), Ser. 2016-A, 4.25%, due 12/1/51	951	(a)
750	Pub. Fin. Au. Hsg. Rev. (SAP Utah Portfolio), Ser. 2016-A, 3.75%, due 7/1/36	707	(a)
1,000	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	1,171	(a)
250	Pub. Fin. Au. Multi-Family Hsg. Mtge. Rev. (Trinity Affordable Section 8 Assisted Apts. Proj.), Ser. 2015-A, 4.50%, due 7/1/33	254	(a)
750	Pub. Fin. Au. Multi-Family Hsg. Rev. (Estates Crystal Bay & Woodheven Park Apts. Proj.), Ser. 2016-A, 4.00%, due 12/1/36	746	(a)
520	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missori Portfolio) Ser. 2015-A, 3.00%, due 12/1/21	522	(a)
950	Ser. 2015-A, 4.75%, due 12/1/35	997	(a)
400	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/35	407	(a)
1,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Hlth. Credit Group), Ser. 2016-A, 4.00%, due 11/15/39	1,061	(a)
		8,345
	Total Investments (101.8%) (Cost $123,872)	125,719
	Other Assets Less Liabilities [(1.8%)]	(2,229)
	Net Assets (100.0%)	$123,490

(a)  Security is guaranteed by the corporate or non-profit obligor.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $16,145,000 or 13.1% of net assets for the Fund. Securities denoted with (c) but without (e) have been deemed by the investment manager to be liquid.

(d)  When-issued security. Total value of all such securities at 10/31/2016, amounted to approximately $3,909,000, which represents 3.2% of net assets of the Fund.

(e)  Illiquid security.

(f)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $6,740,000.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$125,719	$—	$125,719
Total Investments	$—	$125,719	$—	$125,719

(a)  The Schedule of Investments provides a categorization by state for the portfolio.

As of the period ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund 10/31/16

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes (100.6%)
Alabama (4.3%)
$8,700	Mobile IDB Rev. (Alabama Pwr. Co. Barry Plant), Ser. 2009, 0.54%, due 6/1/34	$8,700	(a)(b)
Alaska (1.7%)
2,100	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/25	2,601
900	Valdez Marine Term. Rev. (Exxon Pipeline Co. Proj.), Ser. 1993-A, 0.47%, due 12/1/33	900	(a)(b)
		3,501
	Arizona (0.3%)
500	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/24	588	(a)(c)
California (6.2%)
	California G.O. Ref.
2,000	Ser. 2013, 5.00%, due 11/1/25	2,460	(d)
1,375	Ser. 2015, 5.00%, due 8/1/26	1,711
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	2,082	(a)(b)
	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.)
400	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/27	470	(a)
250	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/28	292	(a)
20	Hawthorne Cert. of Participation Ref., Ser. 2016-A, (BAM Insured), 4.00%, due 8/1/28	22
1,200	Placer Co. Wtr. Agcy. Cert. of Participation Ref. Rev., Ser. 2016, 4.00%, due 7/1/30	1,361
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,130
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24 San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010)	1,770
740	Ser. 2012-B, 0.00%, due 8/1/26	577
645	Ser. 2012-B, 0.00%, due 8/1/27	484
		12,359
Colorado (0.7%)
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	731
500	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	570
		1,301
District of Columbia (0.5%)
	Dist. of Columbia Rev. (Assoc. of American Med. College)
460	Ser. 2011-A, 5.00%, due 10/1/21	531	(a)
350	Ser. 2011-A, 5.00%, due 10/1/22	412	(a)
		943
Florida (8.1%)
700	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/30	758
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,154
1,345	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,438
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/17	1,435	(b)

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$900	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29	$1,063
2,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/32	2,183
1,000	Miami-Dade Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/22	1,188
1,000	Palm Beach Co. Public Impt. Ref. Rev., Ser. 2016, 5.00%, due 5/1/29 Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.)	1,241
1,255	Ser. 2010, 5.00%, due 5/1/22	1,307	(a)
1,580	Ser. 2010, 5.00%, due 5/1/23	1,637	(a)
1,465	Space Coast Infrastructure Agcy. Imp. Rev. (I-95 Brevard Co. DBF Proj.), Ser. 2012, 4.00%, due 6/15/17	1,479
1,185	Sunshine St. Governmental Fin. Commission Rev., Ser. 2013-B-1, 5.00%, due 9/1/20	1,352
		16,235
Georgia (3.6%)
1,000	Bartow Co. Dev. Au. Rev. (Georgia Pwr. Co. Plant Bowen), Ser. 1997, 2.38%, due 9/1/29 Putable 8/10/17	1,009	(a)(b)
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,927	(a)
1,000	Forsyth Co. G.O. Ref., Ser. 2015-B, 5.00%, due 3/1/27	1,246
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,262
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/25 Putable 6/13/19	507	(a)(b)
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
500	Ser. 2014, 5.00%, due 4/1/22	581	(a)
540	Ser. 2014, 5.00%, due 4/1/25	638	(a)
		7,170
Illinois (6.6%)
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,007
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20 Cook Co. Sch. Dist. Number 83 G.O. (Mannheim)	1,621
1,000	Ser. 2013-C, 5.35%, due 12/1/29	1,113
1,195	Ser. 2013-C, 5.63%, due 12/1/32	1,332
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,192
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25 Illinois St. G.O.	539
1,000	Ser. 2005, (AMBAC Insured), 5.00%, due 4/1/20	1,004
1,000	Ser. 2013, 5.50%, due 7/1/25	1,127
1,000	Ser. 2014, 4.00%, due 2/1/23	1,042
250	Ser. 2016, 4.00%, due 6/1/37 So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)	228
500	Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/26	543
500	Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/27 Springfield G.O.	572
950	Ser. 2014, 4.25%, due 12/1/27	1,061
665	Ser. 2014, 5.00%, due 12/1/28	780
		13,161

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Indiana (5.2%)
$500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	$528	(a)
795	Indiana Hlth. Fac. Fin. Au. Rev. (Ascension Hlth. Sub. Credit), Ser. 2005-A-1, 2.80%, due 11/1/27 Putable 8/1/19	826	(a)(b)
2,225	Indiana St. Fin. Au. Env. Rev. (So. Indiana Gas & Elec. Co.), Ser. 2013-E, 1.95%, due 5/1/37 Putable 9/14/17	2,240	(a)(b)
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21 Pre-Refunded 2/1/19	1,761
	Indiana St. Muni. Pwr. Agcy. Ref. Rev.
940	Ser. 2010-B, 5.00%, due 1/1/22	1,073
500	Ser. 2016-C, 5.00%, due 1/1/27	622
2,100	Lafayette Sch. Corp. G.O., Ser. 2016, 4.00%, due 1/15/19	2,228
1,200	Rockport PCR Ref. Rev. (Indiana Michigan Pwr. Co. Proj.), Ser. 2009-A, 1.75%, due 6/1/25 Putable 6/1/18	1,205	(a)(b)
		10,483
Kentucky (1.8%)
2,000	Carroll Co.PCR Rev. ref. (KY Utils. Co. Proj.), Ser. 2016-A, 1.05%, due 9/1/42 Putable 9/1/2019	1,976	(a)(b)
1,470	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/24	1,675
		3,651
Louisiana (0.5%)
395	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	435
500	New Orleans Swr. Svc. Ref. Rev., Ser. 2014, 5.00%, due 6/1/23	593
		1,028
Maryland (1.5%)
2,500	Maryland St. Dept. of Trans. Ref. Rev. Ref., Ser. 2016, 4.00%, due 9/1/25	2,951	(c)
Massachusetts (0.7%)
945	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/19	998
260	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	348
		1,346
Michigan (1.2%)
425	L'Anse Creuse Pub. Schs. G.O. Ref., Ser. 2015, 5.00%, due 5/1/21	488
2,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/25	1,987
		2,475
Minnesota (5.4%)
750	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/29	931
1,080	Rochester G.O. (Lodging Tax), Ser. 2015-A, 5.00%, due 2/1/23	1,314
7,700	Rochester Hlth. Care Facs. Rev. (Mayo Clinic), Ser. 2008-B, (LOC: Northern Trust Co.), 0.58%, due 11/15/38	7,700	(a)(b)
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	821
		10,766

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Mississippi (4.8%)
$5,200	Jackson Co. Port Fac. Rev. Ref.(Chevron, U.S.A., Inc. Proj.), Ser. 1993, 0.48%, due 6/1/23 Mississippi Dev. Bank Spec. Oblig.	$5,200	(a)(b)
515	Ser. 2010-D, 5.00%, due 8/1/22	584
530	Ser. 2010-D, 5.00%, due 8/1/22 Pre-Refunded 8/1/2020	604
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,550
1,325	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/26	1,663
		9,601
Nevada (0.4%)
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	872
New Jersey (4.1%)
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	161
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,065
1,500	New Jersey Ed. Fac. Au. Ref. Rev. (College of New Jersey Issue), Ser. 2015-G, 5.00%, due 7/1/22	1,764
900	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	980
2,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. (Aspen Riverpark Apts. Proj.), Ser. 2016-N, 1.20%, due 10/1/19 Putable 7/1/2018	2,000	(a)(b)
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,093
	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.)
360	Ser. 2013, 3.00%, due 6/15/20	381
370	Ser. 2013, 3.00%, due 6/15/21	395
295	Ser. 2013, 4.00%, due 6/15/23	336
		8,175
New York (10.4%)
390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/26	467	(a)
880	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	973
	Long Beach, G.O.
485	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/21	538
500	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/22	561
520	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/23	587
1,000	Metropolitan Trans. Au. Rev. Ref., Ser. 2016-A2, 4.00%, due 11/15/17	1,032
1,000	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	1,090
1,850	New York City G.O., Ser. 2011-I1, 5.00%, due 8/1/18	1,981
3,150	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen.), Ser. 2010-DD-3B, (LOC: State Street Bank & Trust Co.), 0.50%, due 6/15/43	3,150	(b)
1,170	New York City Transitional Fin. Au. Ref. Rev. (Future Tax Secured), Ser. 2015-C, 5.00%, due 11/1/18	1,264
2,250	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2016-A-1, 4.00%, due 5/1/31	2,488
800	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/25	985
1,125	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/26	1,404
1,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	1,208
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	816
1,000	Oneida Co. G.O., Ser. 2016, (BAM Insured), 2.00%, due 5/15/19	1,022
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,220
		20,786

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
North Carolina (3.6%)
$600	Greensboro Enterprise Sys. Rev. Ref., Ser. 2015, 5.00%, due 6/1/20	$680
3,000	North Carolina Med. Care Commission Hosp. Rev. (Moses Cone Hlth. Sys.), Ser. 2001-A (LOC: Harris Trust & Savings Bank), 0.60%, due 10/1/35	3,000	(a)(b)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	714
2,000	Wake Co. Ltd. Oblig. Ref. Rev., Ser. 2016-A, 5.00%, due 12/1/28	2,535
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20 Pre-Refunded 6/1/18	315	(a)
		7,244
Ohio (0.5%)
900	Lorain G.O., Ser. 2013, (AGM Insured), 3.88%, due 12/1/27	973
Oklahoma (1.2%)
1,000	Cleveland Co. Ed. Facs. Au. Lease Rev. (Moore Pub. Sch. Proj.), Ser. 2016, 5.00%, due 6/1/19	1,094
1,350	Tulsa Co. Independent Sch. Dist. No. 9 Union Board of Ed. G.O., Ser. 2016, 1.50%, due 4/1/19	1,366
		2,460
Pennsylvania (4.0%)
	Pennsylvania St. G.O.
2,120	Ser. 2016, 4.00%, due 2/1/30	2,322
1,000	Ser. 2016, 4.00%, due 9/15/32	1,084
225	Pennsylvania St. Ref. G.O., Ser. 2016, 5.00%, due 9/15/26	278
2,065	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/27	2,477	(d)
1,870	Philadelphia G.O. Ref., Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	1,925
		8,086
Rhode Island (2.0%)
500	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/22	567
1,125	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	1,307	(a)
870	Rhode Island St. Providence Plantation Lease Cert. of Participation (Pastore Ctr. Energy Conservation Proj.), Ser. 2014-A, 5.00%, due 11/1/18	934
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,235
		4,043
South Carolina (0.5%)
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	941
Tennessee (1.6%)
1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	2,026
1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board (Belmont Univ.), Ser. 2012, 5.00%, due 11/1/26	1,144	(a)
		3,170

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Texas (9.1%)
$750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	$780
	Garland Independent Sch. Dist. Ref. G.O.
500	Ser. 2016, 4.00%, due 2/15/30	562
500	Ser. 2016, 4.00%, due 2/15/31	560
400	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	410
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	236	(a)
2,000	Houston Independent Sch. Dist. G.O. (Limited Tax), Ser. 2012, 0.95%, due 6/1/29 Putable 6/1/17	2,000	(b)(d)
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,260
2,050	Humble Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2015-A, 4.00%, due 2/15/28	2,341
1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	1,531
1,250	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/27	1,480
590	McKinney G.O., Ser. 2014, 5.00%, due 8/15/24	731
	Midlothian Ref. G.O.
1,400	Ser. 2016, 2.00%, due 8/15/18	1,428
1,430	Ser. 2016, 2.00%, due 8/15/19	1,469
	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC)
160	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/20	172	(a)
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/21	218	(a)
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/22	220	(a)
225	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/23	248	(a)
220	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/24 Texas A&M Univ. Perm. Univ. Fund Rev.	243	(a)
375	Ser. 2011, 3.00%, due 7/1/17	381
555	Ser. 2011, 3.00%, due 7/1/18	575
1,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	1,129	(a)
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	262
		18,236
Utah (0.9%)
445	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svcs. Inc.), Ser. 2001, (AMBAC Insured), 5.13%, due 2/15/33	518	(a)
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,216
		1,734
Vermont (0.4%)
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/29	724
Virginia (2.2%)
2,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/27	2,544
1,700	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	1,870
		4,414
Washington (5.8%)
	Kent Ref. G.O.
900	Ser. 2016, 4.00%, due 12/1/29	1,014
1,000	Ser. 2016, 4.00%, due 12/1/30	1,120
1,055	King Co. Ref. G.O., Ser. 2015-E, 5.00%, due 12/1/27	1,318
	North Thurston Pub. Sch. G.O.
215	Ser. 2016, 4.00%, due 12/1/28	246
250	Ser. 2016, 4.00%, due 12/1/29	282
375	Ser. 2016, 4.00%, due 12/1/30	420

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,430	Seattle Ref. G.O., Ser. 2016-A, 4.00%, due 4/1/29	$1,633
375	Washington St. G.O., Ser. 1993-B, 5.50%, due 5/1/18	392
2,120	Washington St. Ref. G.O., Ser. 2016-B, 5.00%, due 7/1/26	2,654
495	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	539
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800	Ser. 2016, 4.00%, due 12/1/29	903
975	Ser. 2016, 4.00%, due 12/1/30	1,091
		11,612
Wisconsin (0.8%)
470	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	551	(a)
1,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/39	1,061	(a)
		1,612
	Total Investments (100.6%) (Cost $195,331)	201,341
	Other Assets Less Liabilities [(0.6%)]	(1,216)
	Net Assets (100.0%)	$200,125

(a)  Security is guaranteed by the corporate or non-profit obligor.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(c)  When-issued security. Total value of all such securities at 10/31/2016, amounted to approximately $3,539,000, which represents 1.8% of net assets of the Fund.

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $6,937,000.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$201,341	$—	$201,341
Total Investments	$—	$201,341	$—	$201,341

(a)  The Schedule of Investments provides a categorization by state for the portfolio.

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund 10/31/16

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes (98.7%)
New York (98.7%)
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
$250	Ser. 2014-A, 4.00%, due 12/1/20	$276	(a)
100	Ser. 2014-A, 4.00%, due 12/1/21	112	(a)
225	Ser. 2014-A, 4.00%, due 12/1/22	255	(a)
175	Ser. 2014-A, 5.00%, due 12/1/23	210	(a)
250	Buffalo, G.O., Ser. 2016-A, 5.00%, due 4/1/28	310
	Build NYC Res. Corp. Ref. Rev.
425	Ser. 2015, 5.00%, due 6/1/22	500	(a)
475	Ser. 2015, 5.00%, due 6/1/24	573	(a)
225	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/25	277	(a)
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
100	Ser. 2015, 5.00%, due 6/1/21	115	(a)
200	Ser. 2015, 5.00%, due 6/1/22	234	(a)
50	Ser. 2015, 4.00%, due 6/1/24	57	(a)
175	Ser. 2015, 4.00%, due 6/1/25	198	(a)
	Dutchess Co. Local Dev. Corp. Rev.
225	Ser. 2014-A, 5.00%, due 7/1/21	260	(a)
150	Ser. 2014-A, 5.00%, due 7/1/22	177	(a)
135	Ser. 2014-A, 4.00%, due 7/1/23	154	(a)
115	Ser. 2014-A, 5.00%, due 7/1/25	139	(a)
	Erie Co. IDA Sch. Fac. Ref. Rev. (City Sch. Dist. Buffalo Proj.)
680	Ser. 2015-A, 5.00%, due 5/1/27	847
600	Ser. 2016-A, 5.00%, due 5/1/29	743
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
300	Ser. 2014, 5.00%, due 7/1/18	318	(a)
575	Ser. 2014, 5.00%, due 7/1/19	625	(a)
605	Ser. 2014, 5.00%, due 7/1/20	678	(a)
750	Hudson Yards Infrastructure Corp. Rev., Ser. 2011-A, 5.75%, due 2/15/47	877
825	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 2.50%, due 11/15/16	825
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33 Pre-Refunded 5/1/19	562
1,000	Metropolitan Trans. Au. Dedicated Tax Fund Ref. Rev., Ser. 2016-A, 5.25%, due 11/15/27	1,290
	Metropolitan Trans. Au. Rev.
1,120	Ser. 2008-C, 6.50%, due 11/15/28 Pre-Refunded 11/15/18	1,247
380	Ser. 2008-C, 6.50%, due 11/15/28	423	(b)
1,250	Ser. 2013-A, 5.00%, due 11/15/27	1,489
400	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.13%, due 10/1/27	431	(a)
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
100	Ser. 2014-A, 4.00%, due 6/1/17	102	(a)
100	Ser. 2014-A, 4.00%, due 6/1/18	105	(a)
115	Ser. 2014-A, 5.00%, due 6/1/20	128	(a)
50	Ser. 2014-A, 5.00%, due 6/1/22	58	(a)
100	Ser. 2014-A, 5.00%, due 6/1/23	118	(a)
450	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/22	532	(a)
300	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/26	356	(a)
500	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	545
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
415	Ser. 2014, 4.00%, due 7/1/18	434	(a)
300	Ser. 2014, 5.00%, due 7/1/27	353	(a)
	New Rochelle Ref. G.O.
475	Ser. 2013-A, 4.00%, due 3/15/18	495
350	Ser. 2013-A, 4.00%, due 3/15/19	374
975	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2013-E1A, 1.20%, due 11/1/17	975

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	$1,105
	New York City Transitional Fin. Au. Rev. (Future Tax Secured-Fiscal)
650	Subser. 2016-A-1, 4.00%, due 5/1/30	726
750	Subser. 2016-A-1, 4.00%, due 5/1/31	829
325	New York City Trust for Cultural Res. Rev. (Juilliard Sch.), Ser. 2009-B, 1.35%, due 1/1/36 Putable 8/1/17	326	(a)(c)
350	New York Convention Center Dev. Corp. Rev. Ref. (Hotel Unit Fee Secured), Ser. 2015, 5.00%, due 11/15/22	422
1,120	New York St. Bridge Au. Rev., Ser. 2012, 4.00%, due 1/1/22	1,268
500	New York St. Dorm. Au. Ref. Rev. (St. Personal Income Tax), Ser. 2016-D, 5.00%, due 2/15/27	627
500	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.63%, due 7/1/36	515	(a)
1,505	New York St. Dorm. Au. Rev. (Spec. Active Sch. Dist. Prog.), Ser. 1995, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/19	1,511
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	859	(a)
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2014, 5.00%, due 7/1/22	598	(a)
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Hosp. Spec. Surgery), Ser. 2009, (FHA Insured), 6.00%, due 8/15/38	564	(a)
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering)
500	Ser. 2012-1, 5.00%, due 7/1/20	570	(a)
1,150	Ser. 2012-1, 4.00%, due 7/1/22	1,294	(a)
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Muni. Hlth. Fac. Lease), Ser. 2001, 5.00%, due 1/15/18	2,100
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22	231	(a)
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.)
275	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/23	335
2,000	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/24	2,470
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Rochester), Ser. 2007-A1, 5.00%, due 7/1/19 Pre-Refunded 1/1/17	1,007	(a)
500	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (NYU Dorm. Facs.), Ser. 2015-B, 5.00%, due 7/1/26	621
500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	554
1,000	New York St. Dorm. Au. Rev. St. Supported Debt (Dept. Ed.), Ser. 2006-A, 5.00%, due 7/1/18	1,003
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental Hlth. Svcs. Facs. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,641
500	New York St. Dorm. Au. Rev. St. Supported Debt (New York Univ.), Ser. 2016-A, 4.00%, due 7/1/41	543	(a)
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,415
490	New York St. Energy Research & Dev. Au. Pollution Ctrl. Ref. Rev. (New York Elec. & Gas Corp. Proj.), Ser. 1994, 2.00%, due 2/1/29 Putable 5/1/20	494	(a)(c)
1,450	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,743
1,000	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking), Ser. 2016-A, 4.00%, due 6/15/36	1,102
1,915	New York St. G.O. (Prerefunded), Ser. 2008, 6.25%, due 10/15/28 Pre-Refunded 10/15/18	2,112
85	New York St. G.O. (Unrefunded), Ser. 2008, 6.25%, due 10/15/28	94
750	New York St. HFA Rev. (Affordable Hsg.), Ser. 2015-G, (SONYMA Insured), 1.35%, due 5/1/19	754
450	New York St. Thruway Au. Gen. Rev. (Junior Indebtness Oblig.), Ser. 2016-A, 4.00%, due 1/1/37	479
500	New York St. Urban Dev. Corp. Rev. Ref. (Personal Income Tax), Ser. 2016-A, 5.00%, due 3/15/28	616
	Niagara Falls City Sch. Dist. Ref. G.O.
465	Ser. 2014, (BAM Insured), 3.13%, due 9/15/26	494
710	Ser. 2014, (BAM Insured), 3.25%, due 9/15/27	756
650	Niagara Falls Ref. G.O., Ser. 2016, 4.00%, due 5/15/19	689
710	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/21	815	(a)
	Orange Co. Funding Corp. Rev. (Mount St. Mary College)
735	Ser. 2012-B, 4.00%, due 7/1/23	819	(a)

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$695	Ser. 2012-B, 4.00%, due 7/1/24	$769 (a)
350	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	385
1,500	Sales Tax Asset Receivable Corp. Ref. Rev. (Fiscal 2015), Ser. 2014-A, 4.00%, due 10/15/23	1,760
170	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	209
	Suffolk Co. G.O. (Pub. Imp.)
500	Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/19	521
580	Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/24	616
	Triborough Bridge & Tunnel Au. Rev. Ref.
320	Ser. 2016-A, 5.00%, due 11/15/46	377
1,500	Ser. 2013-A, 5.00%, due 11/15/27	1,806
950	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,159
	Total Investments (98.7%) (Cost $58,790)	61,480
	Other Assets Less Liabilities (1.3%)	789
	Net Assets (100.0%)	$62,269

(a)  Security is guaranteed by the corporate or non-profit obligor.

(b)  Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016, amounted to approximately $423,000, which represents approximately 0.7% of net assets of the Fund

(c)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$61,480	$—	$61,480
Total Investments	$—	$61,480	$—	$61,480

(a)  The Schedule of Investments provides a categorization by state for the portfolio.

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund 10/31/16

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations (12.8%)
	U.S. Treasury Notes
$3,625	0.75%, due 10/31/17 – 7/15/19	$3,610
7,650	0.88%, due 10/15/18 – 9/15/19	7,625
	Total U.S. Treasury Obligations (Cost $11,258)	11,235
Mortgage-Backed Securities (21.4%)
Adjustable Mixed Balance (0.1%)
92	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.65%, due 6/19/34	88	(a)
Commercial Mortgage-Backed (16.0%)
857	CD Mortgage Trust, Ser. 2016-CD1, Class A1, 1.44%, due 8/10/49	854
	Citigroup Commercial Mortgage Trust
178	Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	178
856	Ser. 2016-C2, Class A1, 1.50%, due 8/10/49	853
	Commercial Mortgage Pass-Through Certificates
965	Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	964
223	Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	223
423	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	424
574	Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	574
337	Ser. 2014-UBS5, Class A1, 1.37%, due 9/10/47	338
372	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	375
573	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	576
13	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A3, 5.54%, due 1/15/49	13	(b)
782	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 9/10/49	782
14	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	14	(c)
121	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	122
	GS Mortgage Securities Trust
1,296	Ser. 2007-GG10, Class A4, 5.79%, due 8/10/45	1,310	(a)
12	Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	12
314	Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	315
96	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	96
	Morgan Stanley Bank of America Merrill Lynch Trust
221	Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	221
672	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	671
643	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	639
	Wells Fargo Commercial Mortgage Trust
310	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	313
1,365	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	1,362
987	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	988
	WF-RBS Commercial Mortgage Trust
839	Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	839
950	Ser. 2014-C24, Class A1, 1.39%, due 11/15/47	950
		14,006
Mortgage-Backed Non-Agency (1.4%)
199	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	207	(c)
	GSMPS Mortgage Loan Trust
778	Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	846	(c)
159	Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	177	(c)
		1,230

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Fannie Mae (2.2%)
	Pass-Through Certificates
$420	3.50%, due 10/1/25	$442
813	3.00%, due 9/1/27	851
621	4.50%, due 4/1/39 – 5/1/44	677
		1,970
Freddie Mac (1.7%)
0 (d)	ARM Certificates 2.00%, due 1/1/17	0	(a)(d)
	Pass-Through Certificates
453	3.50%, due 5/1/26	478
582	3.00%, due 1/1/27	609
354	4.50%, due 11/1/39	388
		1,475
	Total Mortgage-Backed Securities (Cost $18,785)	18,769
Corporate Bonds (43.9%)
Auto Manufacturers (3.7%)
390	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	387	(c)
	Ford Motor Credit Co. LLC
930	4.25%, due 2/3/17	937
640	2.02%, due 5/3/19	640
695	General Motors Financial Co., Inc., 2.40%, due 5/9/19	696
290	Hyundai Capital America, 1.45%, due 2/6/17	290	(c)
285	Toyota Motor Credit Corp., 1.55%, due 7/13/18	286
		3,236
Banks (17.7%)
675	American Express Centurion Bank, 6.00%, due 9/13/17	702
	Bank of America Corp.
1,500	2.00%, due 1/11/18	1,508
415	Ser. L, 2.60%, due 1/15/19	422
885	Capital One N.A., 2.35%, due 8/17/18	895
1,730	Citigroup, Inc., 2.05%, due 6/7/19	1,738
1,700	Goldman Sachs Group, Inc., 2.90%, due 7/19/18	1,734
1,700	JPMorgan Chase & Co., 1.35%, due 2/15/17	1,701	(e)
230	Mizuho Bank Ltd., 1.30%, due 4/16/17	230	(c)
1,730	Morgan Stanley, 2.45%, due 2/1/19	1,757
230	MUFG Americas Holdings Corp., 1.63%, due 2/9/18	230
875	National Australia Bank Ltd., 1.38%, due 7/12/19	868
845	U.S. Bank N.A., 1.45%, due 1/29/18	848
1,050	Wachovia Corp., 5.75%, due 6/15/17	1,079	(e)
1,275	Wells Fargo & Co., 1.40%, due 9/8/17	1,275
500	Westpac Banking Corp., 1.50%, due 12/1/17	501
		15,488
Beverages (1.3%)
890	Anheuser-Busch InBev Finance, Inc., 1.90%, due 2/1/19	896
275	Molson Coors Brewing Co., 1.45%, due 7/15/19	274
		1,170

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Commercial Services (1.9%)
$1,700	ERAC USA Finance LLC, 6.20%, due 11/1/16	$1,700	(c)(f)
Computers (1.3%)
270	Apple, Inc., 1.70%, due 2/22/19	272
350	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, due 6/1/19	359	(c)
515	HP Enterprise Co., 3.10%, due 10/5/18	527	(c)
		1,158
Electric (0.8%)
240	Dominion Resources, Inc., Ser. B, 1.60%, due 8/15/19	240
260	Exelon Corp., 1.55%, due 6/9/17	260
160	Southern Co., 1.55%, due 7/1/18	160
		660
Electronics (0.2%)
185	Fortive Corp., 1.80%, due 6/15/19	186	(c)
Healthcare - Products (0.4%)
300	Medtronic, Inc., 1.50%, due 3/15/18	301
Healthcare - Services (0.3%)
260	UnitedHealth Group, Inc., 1.45%, due 7/17/17	261
Insurance (0.3%)
295	Berkshire Hathaway Finance Corp., 1.70%, due 3/15/19	297
Media (1.1%)
	Thomson Reuters Corp.
100	1.30%, due 2/23/17	100
145	1.65%, due 9/29/17	145
745	Viacom, Inc., 2.50%, due 12/15/16	747
		992
Oil & Gas (2.7%)
350	BP Capital Markets PLC, 1.68%, due 5/3/19	351
455	Chevron Corp., 1.34%, due 11/9/17	456
550	Exxon Mobil Corp., 1.71%, due 3/1/19	554
	Shell Int'l Finance BV
370	0.90%, due 11/15/16	370
265	1.25%, due 11/10/17	265
370	1.38%, due 5/10/19	368
		2,364
Pharmaceuticals (3.6%)
205	AbbVie, Inc., 1.80%, due 5/14/18	206
275	Bayer US Finance LLC, 1.50%, due 10/6/17	275	(c)
155	McKesson Corp., 1.29%, due 3/10/17	155

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$380	Mylan NV, 2.50%, due 6/7/19	$384	(c)
1,002	Mylan, Inc., 1.35%, due 11/29/16	1,002
640	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	639
460	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, due 7/19/19	457
		3,118
Pipelines (1.6%)
	Enterprise Products Operating LLC
1,240	Ser. L, 6.30%, due 9/15/17	1,291
145	1.65%, due 5/7/18	145
		1,436
REITs (0.9%)
550	Simon Property Group L.P., 2.80%, due 1/30/17	550
225	WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, due 9/15/17	225	(c)
		775
Retail (1.0%)
830	CVS Health Corp., 1.90%, due 7/20/18	836
Telecommunications (5.1%)
	AT&T, Inc.
545	1.70%, due 6/1/17	547
680	1.40%, due 12/1/17	679
550	2.30%, due 3/11/19	556
325	British Telecommunications PLC, 1.25%, due 2/14/17	325
590	Cisco Systems, Inc., 1.65%, due 6/15/18	594
	Verizon Communications, Inc.
500	3.65%, due 9/14/18	519	(e)
1,245	1.38%, due 8/15/19	1,234
		4,454
	Total Corporate Bonds (Cost $38,364)	38,432
Asset-Backed Securities (19.7%)
1,142	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	1,144
2,075	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.77%, due 5/15/20	2,077	(a)
675	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.80%, due 9/16/19	675	(a)
	Capital One Multi-Asset Execution Trust
1,437	Ser. 2007-A2, Class A2, 0.61%, due 12/16/19	1,437	(a)
1,200	Ser. 2015-A6, Class A6, 0.90%, due 6/15/20	1,201	(a)
1,200	Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	1,200
275	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	274
	Chase Issuance Trust
1,000	Ser. 2013-A7, Class A, 0.96%, due 9/15/20	1,005	(a)
1,050	Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	1,048
	Citibank Credit Card Issuance Trust
1,100	Ser. 2013-A2, Class A2, 0.80%, due 5/26/20	1,102	(a)
1,000	Ser. 2013-A4, Class A4, 0.94%, due 7/24/20	1,003	(a)
257	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	257
1,500	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	1,500

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$163	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	$163
600	Nissan Auto Receivables Owner Trust, Ser. 2016-C, Class A3, 1.18%, due 1/15/21	599
	Toyota Auto Receivables Owner Trust
823	Ser. 2015-A, Class A3, 1.12%, due 2/15/19	823
1,030	Ser. 2016-D, Class A3, 1.23%, due 10/15/20	1,029
675	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	676	(c)
	Total Asset-Backed Securities (Cost $17,200)	17,213
NUMBER OF SHARES
Short-Term Investment (2.9%)
Investment Company (2.9%)
2,564,592	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $2,565)	2,565	(e)(g)
	Total Investments (100.7%) (Cost $88,172)	88,214
	Other Assets Less Liabilities [(0.7%)]	(587	)(h)
	Net Assets (100.0%)	$87,627

(a)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(b)  The security is a weighted average fixed-rate available funds class whose coupon may change depending on the underlying loans in the deal.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $6,483,000 or 7.4% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  Amount less than one thousand.

(e)  All or a portion of this security is segregated in connection with obligations for futures contracts with a total value of approximately $5,864,000.

(f)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

(g)  Represents 7-day effective yield as of 10/31/2016.

(h)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/30/2016	36 U.S. Treasury Note, 2 Year	Long	$1,619
Total			$1,619

At October 31, 2016, the notional value of futures for the Fund was $7,853,063 for long positions. The Fund had $21,780 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $3,428,755 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$11,235	$—	$11,235
Mortgage-Backed Securities(a)	—	18,769	—	18,769
Corporate Bonds(a)	—	38,432	—	38,432
Asset-Backed Securities	—	17,213	—	17,213
Short-Term Investment	—	2,565	—	2,565
Total Investments	$—	$88,214	$—	$88,214

(a)  The Schedule of Investments provides information on the industry for the portfolio.

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(b)
Assets	$2	$—	$—	$2
Total	$2	$—	$—	$2

(b)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund 10/31/16

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) (7.2%)
Aerospace & Defense (0.3%)
$315	Transdigm Inc., First Lien Term Loan F, due 6/9/23	$314	(b)(c)
All Telecom (0.6%)
220	Intelsat Jackson HLDG, First Lien Term Loan B2, 3.75%, due 6/30/19	210
255	Level 3 Financing, Inc., First Lien Term Loan B4, 4.00%, due 1/15/20	256
230	Rackspace Hosting Inc., First Lien Term Loan B, 5.00%, due 10/26/23	232
		698
Building & Development (0.6%)
316	Jeld Wen, Inc., First Lien Term Loan B, 4.75%, due 7/1/22	318
95	Ply Gem Industries, Inc., First Lien Term Loan B, 4.00%, due 2/1/21	95
222	Realogy Group, First Lien Term Loan B, 3.75%, due 7/7/22	224
		637
Business Equipment & Services (0.7%)
206	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	204
95	Equinix Inc., First Lien Term Loan B, 4.00%, due 1/6/23	95
80	Kar Auction Services, First Lien Term Loan B3, 4.38%, due 2/28/23	81
417	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	417
		797
Containers & Glass Products (0.3%)
315	SIG Combibloc Group, First Lien Term Loan B, 4.00%, due 3/12/22	315
Electronics - Electrical (0.7%)
387	Avago Technologies, First Lien Term Loan B3, 3.84%, due 2/1/23	390
363	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	362
88	NXP Funding, First Lien Term Loan B, 3.41%, due 12/7/20	88
		840
Financial Intermediaries (0.3%)
306	First Data Corporation, First Lien Term Loan B, 3.52%, due 3/24/21	308
Food & Drug Retailers (0.4%)
	Rite Aid Corp.
55	Second Lien Term Loan 1, 5.75%, due 8/21/20	55
380	Second Lien Term Loan 2, 4.88%, due 6/21/21	381
		436
Food Products (0.1%)
110	NBTY, Inc., First Lien Term Loan B, 5.00%, due 5/5/23	110
See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Food Service (0.3%)
$303	Manitowoc Foodservice, First Lien Term Loan B, 5.75%, due 3/3/23	$307
Health Care (0.9%)
267	Air Medical Group Holding, First Lien Term Loan B, 4.25%, due 4/28/22	264
541	Multiplan, Inc., First Lien Term Loan B, 5.00%, due 6/7/23	546
212	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	212
		1,022
Leisure Goods - Activities - Movies (0.1%)
178	Match Group Inc., First Lien Term Loan B, 5.50%, due 11/16/22	179
Lodging & Casinos (1.4%)
242	CityCenter, First Lien Term Loan B, 4.25%, due 10/16/20	243
296	Graton Casino, First Lien Term Loan B, 4.75%, due 9/1/22	297
285	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	286
514	Station Casinos, First Lien Term Loan B, 3.75%, due 6/8/23	516
186	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	187
		1,529
Retailers (except food & drug) (0.2%)
276	PetSmart, Inc., First Lien Term Loan B, 4.00%, due 3/11/22	277
Steel (0.1%)
117	FMG Resources, First Lien Term Loan, 3.75%, due 6/30/19	117
Utilities (0.2%)
218	Calpine Corp., First Lien Term Loan B6, 4.00%, due 1/15/23	219
	Total Loan Assignments (Cost $8,040)	8,105
Corporate Bonds (88.3%)
Advertising (2.2%)
900	Clear Channel Worldwide Holdings, Inc., Ser. B, 7.63%, due 3/15/20	871
285	Lamar Media Corp., 5.88%, due 2/1/22	295
1,220	Nielsen Co. Luxembourg S.a.r.l, 5.50%, due 10/1/21	1,272	(d)
		2,438
Aerospace & Defense (0.3%)
280	TransDigm, Inc., 5.50%, due 10/15/20	289
Auto Parts & Equipment (0.7%)
105	Goodyear Tire & Rubber Co., 8.75%, due 8/15/20	126
350	IHO Verwaltungs GmbH, 4.13% Cash/4.88% PIK, due 9/15/21	358	(d)(e)
260	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	274	(d)
		758

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Banking (3.0%)
	Ally Financial, Inc.
$855	6.25%, due 12/1/17	$886
610	3.60%, due 5/21/18	614
365	3.25%, due 11/5/18	365
150	8.00%, due 3/15/20	170
300	7.50%, due 9/15/20	338
1,020	CIT Group, Inc., 3.88%, due 2/19/19	1,036
		3,409
Building & Construction (4.0%)
575	CalAtlantic Group, Inc., 8.38%, due 5/15/18	630
	D.R. Horton, Inc.
550	3.63%, due 2/15/18	558	(f)
220	4.00%, due 2/15/20	229
	Lennar Corp.
375	Ser. B, 12.25%, due 6/1/17	396
715	4.13%, due 12/1/18	731
325	4.50%, due 11/15/19	341
	Meritage Homes Corp.
130	4.50%, due 3/1/18	132
295	7.15%, due 4/15/20	328
165	PulteGroup, Inc., 4.25%, due 3/1/21	173
425	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, due 4/15/21	436	(d)
500	Toll Brothers Finance Corp., 5.88%, due 2/15/22	550
		4,504
Building Materials (2.6%)
230	Allegion US Holding Co., Inc., 5.75%, due 10/1/21	240
310	HD Supply, Inc., 5.25%, due 12/15/21	329	(d)
	Masco Corp.
485	7.13%, due 3/15/20	555
485	3.50%, due 4/1/21	497
1,190	USG Corp., 5.88%, due 11/1/21	1,247	(d)
55	Vulcan Materials Co., 7.50%, due 6/15/21	66
		2,934
Cable & Satellite Television (5.1%)
360	Altice Luxembourg SA, 7.75%, due 5/15/22	379	(d)
715	CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, due 9/30/22	744
435	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, due 9/15/20	448	(d)
645	CSC Holdings LLC, 7.88%, due 2/15/18	689
330	CSC Holdings, Inc., 7.63%, due 7/15/18	354
	DISH DBS Corp.
180	4.63%, due 7/15/17	183
625	4.25%, due 4/1/18	640
160	5.13%, due 5/1/20	166
720	Numericable-SFR SA, 6.00%, due 5/15/22	736	(d)
801	Virgin Media Secured Finance PLC, 5.38%, due 4/15/21	827	(d)
480	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, due 7/15/19	504
		5,670

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Chemicals (1.0%)
$240	Ashland, Inc., 3.88%, due 4/15/18	$245
340	Huntsman Int'l LLC, 4.88%, due 11/15/20	353
195	NOVA Chemicals Corp., 5.25%, due 8/1/23	198	(d)
295	WR Grace & Co-Conn, 5.13%, due 10/1/21	314	(d)
		1,110
Consumer - Commercial Lease Financing (3.8%)
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
285	3.75%, due 5/15/19	293
810	4.25%, due 7/1/20	840
1,520	Aircastle Ltd., 4.63%, due 12/15/18	1,585	(f)
320	Int'l Lease Finance Corp., 4.63%, due 4/15/21	334
	Navient Corp.
995	5.50%, due 1/15/19	1,015
130	4.88%, due 6/17/19	131
		4,198
Discount Stores (0.6%)
645	Dollar Tree, Inc., 5.25%, due 3/1/20	669
Electric - Generation (2.0%)
805	Calpine Corp., 6.00%, due 1/15/22	842	(d)
535	Dynegy, Inc., 6.75%, due 11/1/19	541
	NRG Energy, Inc.
79	7.88%, due 5/15/21	82
810	6.25%, due 7/15/22	812
		2,277
Electric - Integrated (1.3%)
245	IPALCO Enterprises, Inc., 3.45%, due 7/15/20	251
1,295	RJS Power Holdings LLC, 4.63%, due 7/15/19	1,230	(d)
		1,481
Electronics (2.4%)
659	Amkor Technology, Inc., 6.63%, due 6/1/21	672
445	Flextronics Int'l Ltd., 4.63%, due 2/15/20	477
135	Micron Technology, Inc., 5.88%, due 2/15/22	139
	NXP BV/NXP Funding LLC
450	4.13%, due 6/15/20	475	(d)
405	5.75%, due 2/15/21	421	(d)
200	4.13%, due 6/1/21	214	(d)
285	Zebra Technologies Corp., 7.25%, due 10/15/22	307
		2,705
Energy - Exploration & Production (2.4%)
	Antero Resources Corp.
590	6.00%, due 12/1/20	607
30	5.38%, due 11/1/21	30

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$405	Encana Corp., 6.50%, due 5/15/19	$441
305	EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, due 5/1/20	239	(f)
145	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	153	(d)
305	Oasis Petroleum, Inc., 6.50%, due 11/1/21	303
375	Range Resources Corp., 5.75%, due 6/1/21	381	(d)
195	SM Energy Co., 6.50%, due 11/15/21	198
325	Whiting Petroleum Corp., 5.00%, due 3/15/19	309
		2,661
Environmental (0.2%)
255	ADS Waste Holdings, Inc., 8.25%, due 10/1/20	266
Food & Drug Retail (0.3%)
280	Tesco PLC, 5.50%, due 11/15/17	289	(d)
Food - Wholesale (0.9%)
285	NBTY, Inc., 7.63%, due 5/15/21	279	(d)
635	Post Holdings, Inc., 6.75%, due 12/1/21	679	(d)
		958
Gaming (3.3%)
	GLP Capital L.P./GLP Financing II, Inc.
560	4.38%, due 11/1/18	582	(f)
130	4.88%, due 11/1/20	139
430	4.38%, due 4/15/21	452
370	Int'l Game Technology, 7.50%, due 6/15/19	411
215	Isle of Capri Casinos, Inc., 5.88%, due 3/15/21	223
770	MGM Resorts Int'l, 8.63%, due 2/1/19	864
290	Scientific Games Int'l, Inc., 6.63%, due 5/15/21	238
475	Shingle Springs Tribal Gaming Authority, 9.75%, due 9/1/21	518	(d)
225	Station Casinos LLC, 7.50%, due 3/1/21	237
		3,664
Gas Distribution (6.3%)
605	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, due 12/15/20	616
275	DCP Midstream Operating LP, 2.70%, due 4/1/19	269
685	Energy Transfer Equity L.P., 7.50%, due 10/15/20	747
450	Ferrellgas L.P./Ferrellgas Finance Corp., 6.50%, due 5/1/21	424
195	MPLX LP, 5.50%, due 2/15/23	203
215	ONEOK, Inc., 4.25%, due 2/1/22	212
350	Regency Energy Partners L.P./Regency Energy Finance Corp., 6.50%, due 7/15/21	362
	Rockies Express Pipeline LLC
530	6.85%, due 7/15/18	558	(d)
270	6.00%, due 1/15/19	279	(d)
235	Rose Rock Midstream L.P./Rose Rock Finance Corp., 5.63%, due 7/15/22	224
1,375	Sabine Pass Liquefaction LLC, 5.63%, due 2/1/21	1,451
235	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.38%, due 8/1/21	244
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
80	4.13%, due 11/15/19	81
315	6.38%, due 8/1/22	325

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Tesoro Logistics L.P./Tesoro Logistics Finance Corp.
$365	5.50%, due 10/15/19	$388
95	5.88%, due 10/1/20	97
475	Williams Cos., Inc., 7.88%, due 9/1/21	551
		7,031
Health Facilities (6.3%)
500	Amsurg Corp., 5.63%, due 11/30/20	513
	CHS/Community Health Systems, Inc.
91	5.13%, due 8/15/18	90
235	6.88%, due 2/1/22	175
	HCA, Inc.
110	4.25%, due 10/15/19	114
1,365	6.50%, due 2/15/20	1,511
460	IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, due 5/15/19	438
260	LifePoint Hospitals, Inc., 5.50%, due 12/1/21	269
845	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	881
210	Team Health, Inc., 7.25%, due 12/15/23	237	(d)
	Tenet Healthcare Corp.
795	6.25%, due 11/1/18	841
395	5.00%, due 3/1/19	382
595	4.35%, due 6/15/20	598	(a)
	Universal Health Services, Inc.
750	3.75%, due 8/1/19	778	(d)
170	4.75%, due 8/1/22	175	(d)
		7,002
Health Services (1.3%)
765	DaVita, Inc., 5.75%, due 8/15/22	785
675	Service Corp. Int'l, 4.50%, due 11/15/20	687
		1,472
Investments & Misc. Financial Services (0.3%)
305	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 3.50%, due 3/15/17	305
Machinery (1.2%)
485	CNH Industrial Capital LLC, 3.38%, due 7/15/19	489
205	Oshkosh Corp., 5.38%, due 3/1/22	215
595	Terex Corp., 6.50%, due 4/1/20	610
		1,314
Media - Diversified (0.2%)
225	IAC/InterActiveCorp, 4.88%, due 11/30/18	227
Media Content (2.3%)
	Gannett Co., Inc.
170	5.13%, due 10/15/19	175
505	5.13%, due 7/15/20	525
245	Netflix, Inc., 5.38%, due 2/1/21	263

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$950	Sirius XM Radio, Inc., 4.25%, due 5/15/20	$970	(d)
595	Univision Communications, Inc., 6.75%, due 9/15/22	627	(d)
		2,560
Medical Products (1.4%)
260	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, due 6/15/21	239	(d)
	Fresenius Medical Care US Finance II, Inc.
170	6.50%, due 9/15/18	183	(d)
560	4.13%, due 10/15/20	582	(d)
165	Fresenius US Finance II, Inc., 4.25%, due 2/1/21	174	(d)
410	Hologic, Inc., 5.25%, due 7/15/22	434	(d)
		1,612
Metals - Mining Excluding Steel (1.7%)
340	Alcoa, Inc., 5.72%, due 2/23/19	364
320	Anglo American Capital PLC, 2.63%, due 9/27/17	320	(d)
	First Quantum Minerals Ltd.
200	7.25%, due 10/15/19	197	(d)
255	7.00%, due 2/15/21	243	(d)
410	Freeport-McMoRan, Inc., 3.10%, due 3/15/20	395
400	Teck Resources Ltd., 8.00%, due 6/1/21	437	(d)
		1,956
Oil Field Equipment & Services (0.4%)
505	Precision Drilling Corp., 6.63%, due 11/15/20	490
Packaging (4.7%)
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
355	3.85%, due 12/15/19	361	(a)(d)
200	4.07%, due 5/15/21	204	(a)(d)
575	Ball Corp., 4.38%, due 12/15/20	612
	Berry Plastics Corp.
310	5.50%, due 5/15/22	323
180	6.00%, due 10/15/22	191
185	BWAY Holding Co., 9.13%, due 8/15/21	193	(d)
340	Graphic Packaging International, Inc., 4.75%, due 4/15/21	361
	Reynolds Group Issuer, Inc.
1,225	5.75%, due 10/15/20	1,257
530	4.38%, due 7/15/21	541	(a)(d)
135	5.13%, due 7/15/23	138	(d)
455	Sealed Air Corp., 6.50%, due 12/1/20	518	(d)
530	Silgan Holdings, Inc., 5.00%, due 4/1/20	541
		5,240
Personal & Household Products (0.5%)
580	Energizer Holdings, Inc., 4.70%, due 5/19/21	609
Pharmaceuticals (3.1%)
660	Endo Finance LLC & Endo Finco, Inc., 7.25%, due 1/15/22	625	(d)
640	Mallinckrodt Int'l Finance SA, 3.50%, due 4/15/18	633

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$260	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 4.88%, due 4/15/20	$262	(d)
1,925	Valeant Pharmaceuticals Int'l, Inc., 5.38%, due 3/15/20	1,636	(d)
355	VPI Escrow Corp., 6.38%, due 10/15/20	309	(d)
		3,465
Printing & Publishing (1.0%)
	R.R. Donnelley & Sons Co.
75	7.63%, due 6/15/20	81
965	7.88%, due 3/15/21	1,037
		1,118
Real Estate Dev. & Mgt. (0.2%)
185	Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, due 4/15/19	192	(d)
Recreation & Travel (1.9%)
525	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.25%, due 3/15/21	545
	NCL Corp. Ltd.
585	5.25%, due 11/15/19	595	(d)
145	4.63%, due 11/15/20	147	(d)
75	Royal Caribbean Cruises Ltd., 7.25%, due 3/15/18	80
725	Six Flags Entertainment Corp., 5.25%, due 1/15/21	743	(d)
		2,110
Restaurants (0.4%)
195	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/22	201	(d)
200	Yum! Brands, Inc., 3.88%, due 11/1/20	206
		407
Software - Services (1.8%)
510	First Data Corp., 6.75%, due 11/1/20	528	(d)
887	Nuance Communications, Inc., 5.38%, due 8/15/20	911	(d)
215	Open Text Corp., 5.63%, due 1/15/23	223	(d)
376	Syniverse Holdings, Inc., 9.13%, due 1/15/19	301
		1,963
Specialty Retail (2.9%)
250	Dufry Finance SCA, 5.50%, due 10/15/20	257	(d)
	Limited Brands, Inc.
465	8.50%, due 6/15/19	540
245	7.00%, due 5/1/20	279
695	Michaels Stores, Inc., 5.88%, due 12/15/20	717	(d)
270	Penske Automotive Group, Inc., 5.75%, due 10/1/22	280
690	QVC, Inc., 3.13%, due 4/1/19	705
440	Sally Holdings LLC/Sally Capital, Inc., 5.75%, due 6/1/22	458
		3,236

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Steel Producers - Products (1.0%)
	ArcelorMittal
$420	6.13%, due 6/1/18	$445
590	5.13%, due 6/1/20	620
		1,065
Support - Services (2.7%)
110	Acosta, Inc., 7.75%, due 10/1/22	94	(d)
640	AECOM, 5.75%, due 10/15/22	671
575	Hertz Corp., 5.88%, due 10/15/20	591
100	IHS Markit Ltd., 5.00%, due 11/1/22	106	(d)
	Iron Mountain, Inc.
970	6.00%, due 10/1/20	1,027	(d)
275	4.38%, due 6/1/21	284	(d)
280	United Rentals N.A., Inc., 7.63%, due 4/15/22	298
		3,071
Technology Hardware & Equipment (2.4%)
	CommScope, Inc.
290	4.38%, due 6/15/20	299	(d)
440	5.00%, due 6/15/21	452	(d)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
845	4.42%, due 6/15/21	884	(d)
110	5.88%, due 6/15/21	115	(d)
640	EMC Corp., 1.88%, due 6/1/18	631
310	Western Digital Corp., 7.38%, due 4/1/23	339	(d)
		2,720
Telecom - Satellite (0.9%)
698	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	761
265	Intelsat Jackson Holdings SA, 7.25%, due 10/15/20	199
		960
Telecom - Wireless (3.2%)
1,745	Sprint Capital Corp., 6.90%, due 5/1/19	1,837
245	Sprint Communications, Inc., 9.00%, due 11/15/18	269	(d)
740	T-Mobile USA, Inc., 6.25%, due 4/1/21	771
660	Wind Acquisition Finance SA, 4.75%, due 7/15/20	663	(d)
		3,540
Telecom - Wireline Integrated & Services (3.2%)
755	CenturyLink, Inc., Ser. V, 5.63%, due 4/1/20	808
255	Equinix, Inc., 5.38%, due 1/1/22	270
	Frontier Communications Corp.
765	7.13%, due 3/15/19	819
275	8.88%, due 9/15/20	292
800	Level 3 Financing, Inc., 6.13%, due 1/15/21	827
	Telecom Italia Capital SA
5	7.00%, due 6/4/18	5

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$245	7.18%, due 6/18/19	$276
260	Windstream Services LLC, 7.75%, due 10/15/20	265
		3,562
Theaters & Entertainment (0.9%)
295	AMC Entertainment, Inc., 5.88%, due 2/15/22	306
710	Regal Entertainment Group, 5.75%, due 3/15/22	735
		1,041
	Total Corporate Bonds (Cost $97,032)	98,548
NUMBER OF SHARES
Short-Term Investment (3.4%)
Investment Company (3.4%)
3,775,991	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $3,776)	3,776	(g)(f)
	Total Investments (98.9%) (Cost $108,848)	110,429
	Other Assets Less Liabilities (1.1%)	1,225
	Net Assets (100.0%)	$111,654

(a)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(b)  All or a portion of this security had not settled as of 10/31/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $32,565,000 or 29.2% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(e)  Payment-in-kind (PIK) security.

(f)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $6,682,000.

(g)  Represents 7-day effective yield as of 10/31/2016.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Business Equipment & Services	$—	$702	$95	$797
Other Loan Assignments(a)	—	7,308	—	7,308
Total Loan Assignments	—	8,010	95	8,105
Corporate Bonds(a)	—	98,548	—	98,548
Short-Term Investment	—	3,776	—	3,776
Total Investments	$—	$110,334	$95	$110,429

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/16
Investments in Securities:
Loan Assignments
Business Equipment & Services	$—	$—	$—	$—	$95	$—	$—	$—	$95	$—
Total	$—	$—	$—	$—	$95	$—	$—	$—	$95	$—

This security categorized as Level 3 is valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund 10/31/16

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(b) (3.2%)
Aerospace & Defense (0.0%)
$174	B/E Aerospace, Inc., First Lien Term Loan B, 3.85%, due 12/16/21	$174
	Transdigm Inc.
377	First Lien Term Loan C, 3.82%, due 2/28/20	377
85	First Lien Term Loan F, due 6/9/23	85	(c)(d)
		636
Air Transport (0.1%)
715	American Airlines Inc., First Lien Term Loan B1, 3.25%, due 10/10/21	715
248	United Airlines, First Lien Term Loan B, 3.25%, due 4/1/19	249
		964
All Telecom (0.2%)
110	Communications Sales and Leasing Inc., First Lien Term Loan B, 4.38%, due 10/22/22	110
220	Consolidated Communications Inc., First Lien Term Loan B, 4.00%, due 9/29/23	222
391	Intelsat Jackson HLDG, First Lien Term Loan B2, 3.75%, due 6/30/19	373
	Level 3 Financing, Inc.
810	First Lien Term Loan B3, 4.00%, due 8/1/19	814
300	First Lien Term Loan B4, 4.00%, due 1/15/20	301
220	Premiere Global Services, Inc., First Lien Term Loan, 7.50%, due 12/8/21	213
290	Rackspace Hosting Inc., First Lien Term Loan B, 5.00%, due 10/26/23	292
169	SBA Communications, First Lien Term Loan B1, 3.34%, due 3/24/21	169
382	T-Mobile USA, First Lien Term Loan B, 3.50%, due 11/9/22	385
169	Telesat, First Lien Term Loan B2, 3.50%, due 3/28/19	169
337	Zayo Group, First Lien Term Loan B1, 3.75%, due 5/6/21	338
376	Ziggo, First Lien Term Loan D, 3.54%, due 8/31/24	376
		3,762
Automotive (0.0%)
343	Cooper Standard Automotive Inc., First Lien Term Loan B, 4.00%, due 4/4/21	344
Building & Development (0.1%)
385	American Builders & Co., Inc., First Lien Term Loan B, due 9/22/23	387	(c)(d)
80	Capital Automotive LP, First Lien Term Loan B, 4.00%, due 4/10/19	80
372	DTZ, First Lien Term Loan B, 4.25%, due 11/4/21	371
366	HDS Supply, First Lien Term Loan B, 2.75%, due 8/13/21	367
355	Jeld-Wen, Inc., First Lien Term Loan B2, due 7/1/22	357	(c)(d)
493	Realogy Group, First Lien Term Loan B, 3.75%, due 7/7/22	497
		2,059
Business Equipment & Services (0.3%)
383	Acosta Inc., First Lien Term Loan B1, 4.25%, due 9/26/21	368
361	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	357
405	Avast Software, First Lien Term Loan B, 5.00%, due 9/30/22	409
221	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	221
227	CBS Outdoor, First Lien Term Loan B, 3.00%, due 1/31/21	227
371	CCC Information Services Inc., First Lien Term Loan B, 4.00%, due 12/20/19	371
489	CPA Global, First Lien Term Loan B, 4.50%, due 12/3/20	487
374	Emdeon Business Services, First Lien Term Loan B2, 3.75%, due 11/2/18	374

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Garda World Security
$149	First Lien Term Loan B, 4.00%, due 11/6/20	$147
26	First Lien Term Loan DD, 4.00%, due 11/6/20	25
169	Genesys, First Lien Term Loan, 4.00%, due 2/8/20	169
	Kronos
341	First Lien Term Loan, 4.50%, due 10/30/19	343
215	First Lien Term Loan B, due 10/18/23	216	(c)(d)
387	Mitchell International, Inc., First Lien Term Loan, 4.50%, due 10/13/20	386
189	On Assignment, First Lien Term Loan B, 3.50%, due 6/3/22	190
627	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	626
180	Protection One, First Lien Term Loan B1, 4.75%, due 5/2/22	181
519	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	520
736	SymphonyIRI Group, Inc., First Lien Term Loan B, 4.75%, due 9/30/20	738
378	TRANS UNION LLC, First Lien Term Loan B2, 3.59%, due 4/9/21	379
190	Wex, First Lien Term Loan B, 4.25%, due 6/24/23	192
		6,926
Cable & Satellite Television (0.2%)
730	Cablevision Systems Corp., First Lien Term Loan B, 5.00%, due 10/9/22	731
375	Cequel Communications, LLC, First Lien Term Loan B, 4.25%, due 12/14/22	375
	Charter Communications Operating LLC
453	First Lien Term Loan F1, 3.00%, due 1/3/21	453
368	First Lien Term Loan I, 3.50%, due 1/24/23	370
741	Numericable, First Lien Term Loan B7, 5.14%, due 1/15/24	748
237	UPC Financing Partnership, First Lien Term Loan, 4.08%, due 8/31/24	238
170	Virgin Media, First Lien Term Loan F, 3.50%, due 6/30/23	171
683	Wide Open West, First Lien Term Loan B, 4.50%, due 8/11/23	681
		3,767
Chemicals & Plastics (0.1%)
323	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	325
268	Huntsman International LLC, First Lien Term Loan B, 3.75%, due 10/1/21	269
378	Ineos Finance PLC, First Lien Term Loan B, 4.25%, due 3/31/22	380
384	Solenis, First Lien Term Loan, 4.25%, due 7/31/21	383
		1,357
Containers & Glass Products (0.2%)
375	Ardagh Packaging, First Lien Term Loan B, 4.00%, due 12/17/21	378
482	Berlin Packaging, First Lien Term Loan, 4.50%, due 10/1/21	484
	Berry Plastics
290	First Lien Term Loan D, 3.50%, due 2/8/20	291
368	First Lien Term Loan G, 3.50%, due 1/6/21	368
853	First Lien Term Loan H, 3.75%, due 10/3/22	856
343	BWAY Corporation, First Lien Term Loan B, 5.50%, due 8/14/20	345
	Constantia Flexibles Group
322	First Lien Term Loan B2, 4.00%, due 4/29/22	323
63	First Lien Term Loan B1, 4.75%, due 4/30/22	63
258	Owens-Illinois Inc., First Lien Term Loan B, 3.50%, due 9/1/22	258
1,046	Reynolds Group, First Lien Term Loan, 4.25%, due 1/14/23	1,048
668	SIG Combibloc Group, First Lien Term Loan B, 4.00%, due 3/12/22	668
		5,082

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Cosmetics - Toiletries (0.0%)
$225	Prestige Brands, Inc., First Lien Term Loan B3, 3.50%, due 9/3/21	$226
Drugs (0.2%)
239	Capsugel Inc., First Lien Term Loan B, 4.00%, due 7/31/21	240
1,405	Endo Pharma, First Lien Term Loan B-1, 3.84%, due 9/26/22	1,403
371	Pharmaceutical Technologies & Services, First Lien Term Loan, 4.25%, due 5/20/21	373
1,731	Valeant Pharmaceuticals, First Lien Term Loan F1, 5.50%, due 4/1/22	1,724
		3,740
Ecological Services & Equipment (0.0%)
	ADS Waste Holdings, Inc.
308	First Lien Term Loan B2, 3.75%, due 10/9/19	308
305	First Lien Term Loan B, 3.50%, due 10/27/23	305
		613
Electronics - Electrical (0.3%)
169	Applied Systems, First Lien Term Loan, 4.00%, due 1/23/21	169
1,552	Avago Technologies, First Lien Term Loan B3, 3.84%, due 2/1/23	1,567
491	CommScope, First Lien Term Loan B1, 3.75%, due 12/29/22	493	(c)(d)
686	CPI ACQUISITION INC., First Lien Term Loan, 5.50%, due 8/17/22	673
346	Datatel-Sophia LP, First Lien Term Loan B, 4.75%, due 9/30/22	347
520	Dell, First Lien Term Loan B, 4.00%, due 9/7/23	524
169	Go Daddy, First Lien Term Loan B, 4.25%, due 5/13/21	170
385	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	384
885	NXP Funding, First Lien Term Loan B, 3.41%, due 12/7/20	887
460	On Semiconductor, First Lien Term Loan B, 3.78%, due 3/31/23	463
206	Vantiv, First Lien Term Loan B, 3.50%, due 10/6/23	207
1,031	Zebra Technologies, First Lien Term Loan B, 4.09%, due 10/27/21	1,040
		6,924
Equipment Leasing (0.0%)
250	AER/Int'l Lease Finance Corp., First Lien Term Loan B, 3.59%, due 3/6/21	251
235	AWAS Aviation, First Lien Term Loan B, 4.10%, due 6/10/18	236
		487
Financial Intermediaries (0.2%)
	First Data Corporation
234	First Lien Term Loan B, 3.52%, due 3/24/21	235
1,722	First Lien Term Loan B, 4.27%, due 7/8/22	1,734
376	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 4.00%, due 8/18/23	373
210	Guggenheim Partners, First Lien Term Loan B, due 7/22/23	210	(c)(d)
337	Harbourvest Partners, First Lien Term Loan, 3.38%, due 2/4/21	337
214	MGM Growth Properties, First Lien Term Loan B, 3.50%, due 4/25/23	214
183	Royalty Pharma, First Lien Term Loan B5, 3.03%, due 10/5/22	185
166	SAM Finance, First Lien Term Loan B, 4.25%, due 12/17/20	167
		3,455

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Food & Drug Retailers (0.0%)
	Albertsons LLC
$186	First Lien Term Loan B4, 4.50%, due 8/22/21	$188
303	First Lien Term Loan B5, 4.75%, due 12/21/22	306
21	First Lien Term Loan B6, 4.75%, due 6/22/23	21
175	General Nutrition Centers, First Lien Term Loan, 3.25%, due 3/4/19	171
		686
Food Products (0.1%)
520	B&G Foods Inc., First Lien Term Loan B, 3.84%, due 10/5/22	524
442	DE Master Blenders 1753 NV, Term Loan B, 4.25%, due 7/2/22	443
359	Yum Brands, Inc., First Lien Term Loan B, 3.29%, due 6/16/23	363
		1,330
Food Service (0.1%)
371	Aramark Corporation, First Lien Term Loan F, 3.50%, due 2/24/21	373
1,038	Burger King Corporation, First Lien Term Loan B2, 3.75%, due 12/10/21	1,043
270	US Foods, First Lien Term Loan B, 4.00%, due 6/15/23	271
		1,687
Health Care (0.3%)
371	AmSurg Corp., First Lien Term Loan, 3.50%, due 7/16/21	371
894	CHS/Community Health, First Lien Term Loan H1, 4.00%, due 1/27/21	843
271	Concentra Operating Company, First Lien Term Loan 1, 4.01%, due 6/1/22	270
334	dj Orthopedics LLC, First Lien Term Loan B1, 4.25%, due 6/8/20	330
	EMS-Emergency Medical Services
525	First Lien Term Loan B, 4.25%, due 5/25/18	525
208	First Lien Term Loan B2, 4.50%, due 10/28/22	209
	HCA Inc.
393	First Lien Term Loan B6, 3.78%, due 3/17/23	397
480	First Lien Term Loan B7, 3.59%, due 2/15/24	484
567	IASIS Healthcare Corporation, First Lien Term Loan B2, 4.50%, due 5/3/18	563
	Mallinckrodt International
149	First Lien Term Loan B, 3.34%, due 3/19/21	148
244	First Lien Term Loan B1, 3.59%, due 3/19/21	244
430	Multiplan, Inc., First Lien Term Loan B, 5.00%, due 6/7/23	435
753	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	752
388	Team Health, Inc., First Lien Term Loan B, 3.84%, due 11/23/22	388
		5,959
Home Furnishings (0.0%)
211	AOT Bedding Super Holdings, LLC, First Lien Term Loan, 4.25%, due 10/1/19	210
Industrial Equipment (0.1%)
266	Doosan Infracore, First Lien Term Loan B, 4.50%, due 5/28/21	268
755	Filtration Group, First Lien Term Loan B, 4.25%, due 11/20/20	755
357	Husky Injection Molding, First Lien Term Loan B, 4.25%, due 6/30/21	356	(c)(d)
312	Rexnord Corp., First Lien Term Loan B, 4.00%, due 8/21/20	313
		1,692

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Insurance (0.0%)
$324	Sedgwick Holdings Inc., First Lien Term Loan, 3.75%, due 3/1/21	$322
Leisure Goods - Activities - Movies (0.1%)
	Amc Entertainment
262	First Lien Term Loan, 4.00%, due 12/15/22	263
280	First Lien Term Loan B, 2.75%, due 12/15/22	279	(u)
641	Emerald Expositions Holdings, First Lien Term Loan B, 4.75%, due 6/17/20	643	(c)(d)
382	Formula One, First Lien Term Loan B3, 4.75%, due 7/30/21	382
244	Seaworld, First Lien Term Loan B2, 3.09%, due 5/14/20	240
	Warner Music Group
40	First Lien Term Loan, 3.75%, due 7/1/20	40
130	First Lien Term Loan, due 11/19/23	130	(c)(d)
		1,977
Lodging & Casinos (0.2%)
163	Aristocrat Leisure, First Lien Term Loan B1, 3.63%, due 10/20/21	164
	Boyd Gaming Corporation
127	First Lien Term Loan B, 4.00%, due 8/14/20	128
130	First Lien Term Loan B2, 3.54%, due 9/15/23	131
306	CityCenter, First Lien Term Loan B, 4.25%, due 10/16/20	307
175	Extended Stay, First Lien Term Loan B, 3.75%, due 8/16/23	176
247	Four Seasons Holdings Inc., First Lien Term Loan, 3.59%, due 6/27/20	248
	Hilton Worldwide
59	First Lien Term Loan, 3.50%, due 10/26/20	59
599	First Lien Term Loan B2, 3.03%, due 10/25/23	602
275	Mohegan Tribal Gaming, First Lien Term Loan B, due 9/30/23	274	(c)(d)
316	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	317
611	Scientific Games Corp., First Lien Term Loan B1, 6.00%, due 10/18/20	614
319	Station Casinos, First Lien Term Loan B, 3.75%, due 6/8/23	320
752	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	755
		4,095
Nonferrous Metals - Minerals (0.0%)
105	Harsco, First Lien Term Loan B, 6.00%, due 10/27/23	105
Oil & Gas (0.1%)
	Energy Transfer Equity
220	First Lien Term Loan B, 3.29%, due 12/2/19	218
842	First Lien Term Loan C, 4.04%, due 12/2/19	842
		1,060
Publishing (0.0%)
84	EMI Publishing, First Lien Term Loan, 4.00%, due 8/19/22	84
128	Tribune Company, First Lien Term Loan B, 3.75%, due 12/27/20	129
		213
Radio & Television (0.1%)
477	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	328
260	Lions Gate, First Lien Term Loan B, due 10/12/23	259	(c)(d)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$33	Mission Broadcasting, First Lien Term Loan B, due 9/26/23	$33	(c)(d)
367	Nexstar Broadcasting, First Lien Term Loan B, due 9/22/23	369	(c)(d)
169	Sinclair Broadcasting, First Lien Term Loan B1, 3.50%, due 7/30/21	170
	Univision Communications Inc.
656	First Lien Term Loan C3, 4.00%, due 3/1/20	656
92	First Lien Term Loan C4, 4.00%, due 3/1/20	92
		1,907
Retailers (except food & drug) (0.1%)
379	Bass Pro Shops, First Lien Term Loan B1, 4.00%, due 6/5/20	379
248	CDW LLC, First Lien Term Loan B, 3.09%, due 8/17/23	249
203	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/14/19	202
695	Michaels Stores Inc., First Lien Term Loan B1, 3.75%, due 1/28/23	700
81	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	74
388	Party City Holdings, Inc., First Lien Term Loan B, 4.20%, due 8/19/22	389	(c)(d)
567	PetSmart Inc., First Lien Term Loan B, 4.00%, due 3/11/22	568
160	Pilot Travel Centers, First Lien Term Loan B, 3.28%, due 5/25/23	161
		2,722
Surface Transport (0.0%)
283	Avis Budget Car Rental, First Lien Term Loan B, 3.34%, due 3/15/22	285
125	Hertz Corporation, First Lien Term Loan B, 3.50%, due 6/30/23	125
	Kenan Advantage Group
254	First Lien Term Loan B1, 4.00%, due 7/29/22	253
78	First Lien Term Loan B2, 4.00%, due 7/29/22	78
		741
Utilities (0.1%)
267	Calpine Construction, First Lien Term Loan B2, 3.34%, due 1/31/22	266
239	Calpine Corp., First Lien Term Loan B7, 3.84%, due 5/31/23	241	(c)(d)
400	Dynegy Holdings Inc., First Lien Term Loan C, 5.00%, due 6/27/23	401
350	Energy Future, First Lien Term Loan, 4.25%, due 6/30/17	352
343	NRG Energy Inc., First Lien Term Loan B, 3.50%, due 6/30/23	343
250	RJS Power, First Lien Term Loan B, due 10/18/23	249	(c)(d)
	Texas Competitive
533	First Lien Term Loan B, 5.00%, due 8/4/23	538
122	First Lien Term Loan C, 5.00%, due 8/4/23	123
357	TPF II, First Lien Term Loan B, 5.00%, due 10/2/21	360
		2,873
	Total Loan Assignments (Cost $67,686)	67,921
U.S. Treasury Obligations (21.1%)
9,615	U.S. Treasury Bonds, 3.88%, due 8/15/40	12,040
	U.S. Treasury Inflation-Indexed Bonds
42,693	0.25%, due 1/15/25	43,264	(e)
32,763	2.00%, due 1/15/26	38,198	(e)
19,084	1.75%, due 1/15/28	22,149	(e)
9,508	3.63%, due 4/15/28	12,997	(e)
7,662	2.50%, due 1/15/29	9,626	(e)
63,386	3.88%, due 4/15/29	90,317	(e)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	U.S. Treasury Notes
$78,600	0.75%, due 1/31/18	$78,594
16,700	0.88%, due 1/31/18	16,727
15,000	3.63%, due 8/15/19	16,088
19,590	1.38%, due 4/30/20	19,766
11,630	1.38%, due 4/30/21	11,673
565	2.00%, due 2/15/23	580
21,180	1.50%, due 2/28/23	21,113
27,870	2.75%, due 2/15/24	30,009
30,510	1.63%, due 2/15/26	30,021
	Total U.S. Treasury Obligations (Cost $453,615)	453,162
U.S. Government Agency Securities (0.6%)
5,480	Federal National Mortgage Association, 1.88%, due 9/24/26	5,345
10,642	Resolution Funding Corp. Interest Strip, 0.00%, due 4/15/29	7,686
	Total U.S. Government Agency Securities (Cost $13,245)	13,031
Mortgage-Backed Securities (23.0%)
Collateralized Mortgage Obligations (0.2%)
	JP Morgan Alternative Loan Trust
781	Ser. 2006-A5, Class 1A1, 0.69%, due 10/25/36	685	(b)
4,095	Ser. 2007-A2, Class 12A3, 0.72%, due 6/25/37	3,924	(b)
		4,609
Commercial Mortgage-Backed (2.1%)
	Citigroup Commercial Mortgage Trust
15,385	Ser. 2013-GC15, Class XA, 1.19%, due 9/10/46	712	(b)(f)
49,376	Ser. 2014-GC25, Class XA, 1.08%, due 10/10/47	3,062	(b)(f)(u)
32,656	Ser. 2015-GC27, Class XA, 1.43%, due 2/10/48	2,830	(b)(f)
	Commercial Mortgage Loan Trust
33,379	Ser. 2013-CR11, Class XA, 1.16%, due 10/10/46	1,851	(b)(f)
40,068	Ser. 2014-CR17, Class XA, 1.17%, due 5/10/47	2,260	(b)(f)
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.35%, due 1/10/46	709	(b)(f)(g)
	Commercial Mortgage Trust
34,000	Ser. 2013-CR6, Class XB, 0.63%, due 3/10/46	1,102	(b)(f)
44,553	Ser. 2014-CR16, Class XA, 1.23%, due 4/10/47	2,534	(b)(f)
54,540	Ser. 2014-UBS3, Class XA, 1.33%, due 6/10/47	3,521	(b)(f)
30,247	Ser. 2014-UBS6, Class XA, 1.06%, due 12/10/47	1,706	(b)(f)
39,364	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 0.88%, due 6/15/57	2,073	(b)(f)
	GS Mortgage Securities Trust
12,645	Ser. 2012-GC6, Class XA, 1.97%, due 1/10/45	1,040	(b)(f)(g)
74,686	Ser. 2014-GC18, Class XA, 1.14%, due 1/10/47	4,243	(b)(f)
59,354	Ser. 2015-GC30, Class XA, 0.90%, due 5/10/50	3,033	(b)(f)
32,131	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C15, Class XA, 1.17%, due 4/15/47	1,800	(b)(f)
	UBS-Barclays Commercial Mortgage Trust
20,576	Ser. 2012-C4, Class XA, 1.77%, due 12/10/45	1,546	(b)(f)(g)
24,532	Ser. 2012-C3, Class XA, 2.05%, due 8/10/49	1,967	(b)(f)(g)
	WF-RBS Commercial Mortgage Trust
27,959	Ser. 2013-C11, Class XA, 1.36%, due 3/15/45	1,501	(b)(f)(g)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$102,868	Ser. 2013-C14, Class XB, 0.16%, due 6/15/46	$1,179	(b)(f)
44,309	Ser. 2014-C21, Class XA, 1.16%, due 8/15/47	2,736	(b)(f)
62,928	Ser. 2014-C25, Class XA, 0.94%, due 11/15/47	3,387	(b)(f)
9,244	Ser. 2014-C22, Class XA, 0.94%, due 9/15/57	467	(b)(f)
		45,259
Fannie Mae (9.5%)
10	5.00%, due 6/1/40 – 7/1/40	12
131	6.00%, due 9/1/33 – 9/1/40	152
1	6.50%, due 9/1/32	1
3	7.00%, due 7/1/29	3
1	7.50%, due 12/1/32	1
20,705	2.50%, TBA, 15 Year Maturity	21,305	(h)
14,160	3.00%, TBA, 15 Year Maturity	14,818	(h)
12,950	3.00%, TBA, 30 Year Maturity	13,333	(h)
120,740	4.00%, TBA, 30 Year Maturity	129,305	(h)
22,645	4.50%, TBA, 30 Year Maturity	24,751	(h)
		203,681
Freddie Mac (10.2%)
1	4.50%, due 8/1/18	1
9	5.00%, due 5/1/18 – 12/1/28	10
0	5.50%, due 9/1/17	0	(i)
0	6.00%, due 4/1/17	0	(i)
1	7.00%, due 6/1/32	1
24,560	2.50%, TBA, 15 Year Maturity	25,267	(h)
50,625	3.00%, TBA, 15 Year Maturity	52,976	(h)
27,270	3.00%, TBA, 30 Year Maturity	28,074	(h)
105,295	4.00%, TBA, 30 Year Maturity	112,641	(h)
		218,970
Ginnie Mae (1.0%)
1	6.50%, due 7/15/32	1
1	7.00%, due 8/15/32	1
20,330	3.00%, TBA, 30 Year Maturity	21,175	(h)
		21,177
	Total Mortgage-Backed Securities (Cost $508,233)	493,696
Corporate Bonds (41.5%)
Advertising (0.2%)
1,555	Clear Channel Worldwide Holdings, Inc., Ser. B, 7.63%, due 3/15/20	1,504
280	Lamar Media Corp., 5.75%, due 2/1/26	300
	Nielsen Finance LLC
140	4.50%, due 10/1/20	143
3,080	5.00%, due 4/15/22	3,137	(g)(j)
		5,084

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Aerospace & Defense (0.0%)
$350	TransDigm, Inc., 7.50%, due 7/15/21	$370
Airlines (0.4%)
8,756	American Airlines, Inc., Ser. 2014-1, Class B, 4.38%, due 10/1/22	8,810	(j)
Auto Manufacturers (1.7%)
5,915	General Motors Co., 6.75%, due 4/1/46	7,266	(j)
	General Motors Financial Co., Inc.
8,980	3.20%, due 7/6/21	9,073	(j)
8,170	4.30%, due 7/13/25	8,338	(j)
12,055	4.00%, due 10/6/26	11,990	(j)
		36,667
Auto Parts & Equipment (0.1%)
	IHO Verwaltungs GmbH
295	4.13% Cash/4.88% PIK, due 9/15/21	302	(g)(k)
305	4.50% Cash/ 5.25% PIK, due 9/15/23	309	(g)(k)
515	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	542	(g)
		1,153
Banking (0.7%)
	Ally Financial, Inc.
605	2.75%, due 1/30/17	605
250	3.25%, due 9/29/17	251
2,890	6.25%, due 12/1/17	2,995	(j)
170	3.25%, due 11/5/18	170
2,815	8.00%, due 3/15/20	3,188	(j)
	CIT Group, Inc.
2,045	5.00%, due 5/15/17	2,071	(j)
625	4.25%, due 8/15/17	633	(j)
1,390	5.25%, due 3/15/18	1,440
2,450	6.63%, due 4/1/18	2,572	(g)(j)
500	5.50%, due 2/15/19	527	(g)
1,250	3.88%, due 2/19/19	1,269
		15,721
Banks (6.4%)
10,485	Bank of America Corp., Ser. L, 3.95%, due 4/21/25	10,768	(j)
7,570	Capital One Financial Corp., Ser. E, 5.55%, due 12/29/49	7,654	(b)(j)
	Citigroup, Inc.
12,330	4.40%, due 6/10/25	13,027	(j)
7,450	3.20%, due 10/21/26	7,430
7,865	Ser. N, 5.80%, due 11/29/49	7,973	(b)(j)
	Goldman Sachs Group, Inc.
17,140	2.35%, due 11/15/21	17,051	(j)
7,620	5.15%, due 5/22/45	8,241	(j)
7,520	Ser. L, 5.70%, due 12/29/49	7,614	(b)(j)
14,085	HSBC Holdings PLC, 2.65%, due 1/5/22	14,005	(j)
8,125	JPMorgan Chase & Co., Ser. R, 6.00%, due 12/29/49	8,450	(b)(j)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Morgan Stanley
$16,095	4.35%, due 9/8/26	$17,095	(j)
6,300	Ser. H, 5.45%, due 7/29/49	6,316	(b)(j)
12,005	Wells Fargo & Co., Ser. S, 5.90%, due 12/29/49	12,560	(b)(j)
		138,184
Beverage (0.4%)
5,535	Anheuser-Busch InBev Finance, Inc., 4.90%, due 2/1/46	6,349	(j)
	Constellation Brands, Inc.
1,245	3.88%, due 11/15/19	1,303
705	6.00%, due 5/1/22	818	(j)
235	4.25%, due 5/1/23	247
490	4.75%, due 11/15/24	536
		9,253
Biotechnology (0.3%)
7,185	Amgen, Inc., 4.40%, due 5/1/45	7,313	(j)
Building & Construction (0.3%)
	CalAtlantic Group, Inc.
400	8.38%, due 1/15/21	475
540	5.38%, due 10/1/22	568	(j)
515	5.25%, due 6/1/26	512
	Lennar Corp.
1,745	4.75%, due 12/15/17	1,780
1,235	4.75%, due 11/15/22	1,273	(j)
295	Meritage Homes Corp., 6.00%, due 6/1/25	310
210	PulteGroup, Inc., 4.25%, due 3/1/21	220
155	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, due 3/1/24	161	(g)
	Toll Brothers Finance Corp.
1,155	4.00%, due 12/31/18	1,193
280	4.38%, due 4/15/23	284
		6,776
Building Materials (0.2%)
150	Allegion PLC, 5.88%, due 9/15/23	162
	HD Supply, Inc.
1,315	5.25%, due 12/15/21	1,397	(g)
450	5.75%, due 4/15/24	472	(g)
	USG Corp.
285	6.30%, due 11/15/16	285
1,650	9.50%, due 1/15/18	1,778	(l)
215	5.50%, due 3/1/25	229	(g)
		4,323
Cable & Satellite Television (1.5%)
	Altice Luxembourg SA
1,530	7.75%, due 5/15/22	1,612	(g)(j)
820	7.63%, due 2/15/25	853	(g)
1,135	Altice US Finance I Corp., 5.50%, due 5/15/26	1,158	(g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	CCO Holdings LLC/CCO Holdings Capital Corp.
$615	6.63%, due 1/31/22	$641
1,290	5.25%, due 9/30/22	1,343	(j)
2,270	5.13%, due 5/1/23	2,349	(g)(j)
600	5.38%, due 5/1/25	617	(g)
640	5.75%, due 2/15/26	667	(g)
1,380	5.88%, due 5/1/27	1,446	(g)
	Cequel Communications Holdings I LLC/Cequel Capital Corp.
1,150	6.38%, due 9/15/20	1,185	(g)
770	5.13%, due 12/15/21	758	(g)
200	7.75%, due 7/15/25	214	(g)
	CSC Holdings LLC
2,175	10.88%, due 10/15/25	2,501	(g)(j)
1,255	5.50%, due 4/15/27	1,273	(g)
945	CSC Holdings, Inc., 7.63%, due 7/15/18	1,014	(j)
	DISH DBS Corp.
765	6.75%, due 6/1/21	822
1,615	5.88%, due 11/15/24	1,626
1,350	7.75%, due 7/1/26	1,482
	Numericable-SFR SA
2,005	6.00%, due 5/15/22	2,050	(g)(j)
200	6.25%, due 5/15/24	200	(g)
2,330	7.38%, due 5/1/26	2,353	(g)(j)
520	UPCB Finance IV Ltd., 5.38%, due 1/15/25	528	(g)
530	Virgin Media Finance PLC, 5.25%, due 2/15/22	474
	Virgin Media Secured Finance PLC
522	5.38%, due 4/15/21	539	(g)
1,370	5.50%, due 8/15/26	1,385	(g)
610	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, due 7/15/19	641
2,075	Ziggo Secured Finance BV, 5.50%, due 1/15/27	2,038	(g)
		31,769
Chemicals (0.1%)
	Momentive Performance Materials, Inc.
400	8.88%, due 10/15/20	0	(i)(m)(n)
400	3.88%, due 10/24/21	356
1,060	NOVA Chemicals Corp., 5.00%, due 5/1/25	1,064	(g)(j)
		1,420
Commercial Services (0.4%)
9,010	ERAC USA Finance LLC, 4.20%, due 11/1/46	8,743	(g)
Computers (3.2%)
8,770	Apple, Inc., 4.65%, due 2/23/46	9,704	(j)
15,280	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, due 6/15/21	15,977	(g)(j)
12,133	Hewlett-Packard Co., 4.65%, due 12/9/21	13,228
	HP Enterprise Co.
18,300	4.65%, due 10/15/22	19,715	(g)(j)
10,075	5.15%, due 10/15/25	10,739	(g)(j)(l)
		69,363

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Consumer - Commercial Lease Financing (0.4%)
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
$2,655	2.75%, due 5/15/17	$2,659
235	4.50%, due 5/15/21	244
	Aircastle Ltd.
1,645	4.63%, due 12/15/18	1,715	(j)
550	5.50%, due 2/15/22	590
450	5.00%, due 4/1/23	466
740	Int'l Lease Finance Corp., 8.88%, due 9/1/17	780	(j)
	Navient Corp.
455	5.50%, due 1/15/19	464
2,765	4.88%, due 6/17/19	2,789	(j)
		9,707
Department Stores (0.0%)
260	Neiman Marcus Group Ltd. LLC, 8.00%, due 10/15/21	214	(g)
Discount Stores (0.1%)
1,130	Dollar Tree, Inc., 5.75%, due 3/1/23	1,199
Diversified Financial Services (2.0%)
	Air Lease Corp.
7,910	2.13%, due 1/15/20	7,899	(j)
7,465	3.88%, due 4/1/21	7,898	(j)
	American Express Co.
4,170	5.20%, due 5/29/49	4,181	(b)(j)
6,415	Ser. C, 4.90%, due 12/29/49	6,296	(b)(j)
14,755	Int'l Lease Finance Corp., 6.25%, due 5/15/19	15,972	(j)
		42,246
Electric (0.9%)
8,610	Dominion Resources, Inc., 5.75%, due 10/1/54	8,954	(b)(j)
10,925	Electricite de France SA, 5.63%, due 12/29/49	10,816	(b)(g)(j)
		19,770
Electric - Generation (0.5%)
	Calpine Corp.
1,425	6.00%, due 1/15/22	1,489	(g)(j)
2,205	5.38%, due 1/15/23	2,183	(j)
265	5.25%, due 6/1/26	269	(g)
	Dynegy, Inc.
1,375	6.75%, due 11/1/19	1,392
410	5.88%, due 6/1/23	367
315	7.63%, due 11/1/24	301
	NRG Energy, Inc.
124	7.88%, due 5/15/21	129
1,430	6.25%, due 7/15/22	1,433
560	6.63%, due 3/15/23	559
1,275	7.25%, due 5/15/26	1,253	(g)
1,500	6.63%, due 1/15/27	1,405	(g)
		10,780

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Electric - Integrated (0.2%)
$965	IPALCO Enterprises, Inc., 5.00%, due 5/1/18	$1,008	(j)
2,080	PPL Energy Supply LLC, 4.60%, due 12/15/21	1,711
2,090	RJS Power Holdings LLC, 4.63%, due 7/15/19	1,985	(g)(j)
420	Talen Energy Supply LLC, 6.50%, due 6/1/25	351
		5,055
Electronics (0.8%)
1,035	Amkor Technology, Inc., 6.38%, due 10/1/22	1,067
	Flextronics Int'l Ltd
525	4.63%, due 2/15/20	562
525	5.00%, due 2/15/23	570
12,005	Honeywell Int'l, Inc., 2.50%, due 11/1/26	11,817
	Micron Technology, Inc.
415	5.25%, due 8/1/23	407	(g)
420	5.50%, due 2/1/25	411
365	5.63%, due 1/15/26	354	(g)
640	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	683	(g)
300	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	323	(g)
290	Zebra Technologies Corp., 7.25%, due 10/15/22	312
		16,506
Energy - Exploration & Production (1.0%)
	Antero Resources Corp.
855	5.38%, due 11/1/21	864	(j)
905	5.13%, due 12/1/22	912
	Chesapeake Energy Corp.
1,130	6.13%, due 2/15/21	1,031
1,320	5.38%, due 6/15/21	1,148
620	5.75%, due 3/15/23	536
595	Concho Resources, Inc., 5.50%, due 4/1/23	609
	Continental Resources, Inc.
555	4.50%, due 4/15/23	529
1,015	3.80%, due 6/1/24	934
300	4.90%, due 6/1/44	255
	Encana Corp.
975	6.50%, due 8/15/34	1,052
800	6.63%, due 8/15/37	870
520	6.50%, due 2/1/38	556
	EP Energy LLC/Everest Acquisition Finance, Inc.
1,885	9.38%, due 5/1/20	1,475
305	7.75%, due 9/1/22	207
2,345	6.38%, due 6/15/23	1,595	(j)
535	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	566	(g)
1,085	Newfield Exploration Co., 5.38%, due 1/1/26	1,115
685	Oasis Petroleum, Inc., 6.88%, due 3/15/22	678
	Range Resources Corp.
605	5.00%, due 8/15/22	590	(g)
2,005	5.00%, due 3/15/23	1,940	(g)(j)
760	4.88%, due 5/15/25	726
370	Sanchez Energy Corp., 6.13%, due 1/15/23	316
	SM Energy Co.
505	6.50%, due 11/15/21	513
335	6.13%, due 11/15/22	337

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$165	6.50%, due 1/1/23	$164
450	5.00%, due 1/15/24	418
	Whiting Petroleum Corp.
895	5.00%, due 3/15/19	850
370	5.75%, due 3/15/21	343
1,085	6.25%, due 4/1/23	1,001
		22,130
Food (0.3%)
7,315	Grupo Bimbo SAB de CV, 4.88%, due 6/27/44	7,122	(g)(j)
Food & Drug Retail (0.2%)
	Albertsons Cos., LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC
1,265	6.63%, due 6/15/24	1,313	(g)
835	5.75%, due 3/15/25	824	(g)
	Rite Aid Corp.
184	9.25%, due 3/15/20	193
930	6.13%, due 4/1/23	983	(g)
		3,313
Food - Wholesale (0.1%)
435	NBTY, Inc., 7.63%, due 5/15/21	426	(g)
	Post Holdings, Inc.
1,510	6.00%, due 12/15/22	1,593	(g)
455	7.75%, due 3/15/24	500	(g)
		2,519
Gaming (0.5%)
540	Boyd Gaming Corp., 6.38%, due 4/1/26	578	(g)
430	Eldorado Resorts, Inc., 7.00%, due 8/1/23	457
	GLP Capital L.P./GLP Financing II, Inc.
1,935	4.88%, due 11/1/20	2,063	(j)
1,075	5.38%, due 11/1/23	1,151	(j)
	Isle of Capri Casinos, Inc.
700	8.88%, due 6/15/20	741
950	5.88%, due 3/15/21	988	(j)
445	MGM Growth Properties Operating Partnership L.P./ MGP Finance Co-Issuer, Inc., 5.63%, due 5/1/24	474	(g)
730	MGM Resorts Int'l, 8.63%, due 2/1/19	819
	Scientific Games Int'l, Inc.
1,015	6.25%, due 9/1/20	851
950	6.63%, due 5/15/21	781
1,665	10.00%, due 12/1/22	1,532
605	Station Casinos LLC, 7.50%, due 3/1/21	637
		11,072
Gas Distribution (1.5%)
1,155	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	1,163	(g)
310	Chesapeake Midstream Partners L.P., 6.13%, due 7/15/22	319

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
$600	6.00%, due 12/15/20	$610
1,265	6.25%, due 4/1/23	1,281
	DCP Midstream LLC
245	5.35%, due 3/15/20	252	(g)
395	4.75%, due 9/30/21	404	(g)
150	6.75%, due 9/15/37	157	(g)
215	5.85%, due 5/21/43	183	(b)(g)
	DCP Midstream Operating L.P.
460	2.50%, due 12/1/17	457
615	5.60%, due 4/1/44	577
	Duke Energy Corp.
170	8.13%, due 8/16/30	193
165	6.45%, due 11/3/36	172	(g)
	Energy Transfer Equity L.P.
1,255	7.50%, due 10/15/20	1,368	(j)
835	5.88%, due 1/15/24	845
750	5.50%, due 6/1/27	731
	Ferrellgas L.P./Ferrellgas Finance Corp.
255	6.50%, due 5/1/21	240
1,160	6.75%, due 1/15/22	1,087
395	6.75%, due 6/15/23	368
	MPLX LP
765	4.50%, due 7/15/23	787
1,195	4.88%, due 12/1/24	1,250
115	ONEOK, Inc., 6.00%, due 6/15/35	114
1,470	Regency Energy Partners L.P./Regency Energy Finance Corp., 5.50%, due 4/15/23	1,514
	Rockies Express Pipeline LLC
1,535	5.63%, due 4/15/20	1,610	(g)
320	7.50%, due 7/15/38	344	(g)
940	6.88%, due 4/15/40	980	(g)
980	Rose Rock Midstream L.P./Rose Rock Finance Corp., 5.63%, due 11/15/23	941
	Sabine Pass Liquefaction LLC
1,065	5.63%, due 2/1/21	1,124	(j)
1,035	5.75%, due 5/15/24	1,094
3,630	5.63%, due 3/1/25	3,839	(j)
745	5.88%, due 6/30/26	803	(g)
505	5.00%, due 3/15/27	514	(g)
420	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.38%, due 8/1/21	437
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
1,415	4.25%, due 11/15/23	1,330
500	6.75%, due 3/15/24	530
515	5.13%, due 2/1/25	515	(g)
600	5.38%, due 2/1/27	600	(g)
	Tesoro Logistics L.P./Tesoro Logistics Finance Corp.
700	6.25%, due 10/15/22	742
265	6.38%, due 5/1/24	286
	Williams Cos., Inc.
320	Ser. A, 7.50%, due 1/15/31	368
2,435	5.75%, due 6/24/44	2,488	(j)
		32,617
Health Facilities (1.2%)
615	Amsurg Corp., 5.63%, due 7/15/22	627
80	Columbia Healthcare Corp., 7.50%, due 12/15/23	89

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	HCA, Inc.
$1,400	4.25%, due 10/15/19	$1,453
1,200	6.50%, due 2/15/20	1,328	(j)
1,335	5.88%, due 3/15/22	1,469
1,575	5.00%, due 3/15/24	1,646	(j)
325	5.38%, due 2/1/25	332
1,225	5.25%, due 4/15/25	1,283
1,200	5.25%, due 6/15/26	1,255
870	4.50%, due 2/15/27	859
2,785	IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, due 5/15/19	2,653	(j)
370	LifePoint Health, Inc., 5.88%, due 12/1/23	376
	MPT Operating Partnership L.P./MPT Finance Corp.
690	6.38%, due 3/1/24	743
1,655	5.50%, due 5/1/24	1,705	(j)
765	5.25%, due 8/1/26	780
1,815	OMEGA Healthcare Investors, Inc., 5.88%, due 3/15/24	1,886
960	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	1,001
1,255	Team Health, Inc., 7.25%, due 12/15/23	1,418	(g)
	Tenet Healthcare Corp.
325	6.25%, due 11/1/18	344
1,380	4.75%, due 6/1/20	1,411
140	6.00%, due 10/1/20	148
505	4.50%, due 4/1/21	505
1,510	8.13%, due 4/1/22	1,476
450	6.88%, due 11/15/31	361
	Universal Health Services, Inc.
250	3.75%, due 8/1/19	259	(g)
450	4.75%, due 8/1/22	462	(g)
790	5.00%, due 6/1/26	820	(g)
		26,689
Health Services (0.2%)
	DaVita HealthCare Partners, Inc.
260	5.13%, due 7/15/24	253	(j)
1,600	5.00%, due 5/1/25	1,544	(j)
1,355	DaVita, Inc., 5.75%, due 8/15/22	1,391
	Service Corp. Int'l
105	4.50%, due 11/15/20	107
1,680	5.38%, due 1/15/22	1,743	(j)
		5,038
Hotels (0.0%)
855	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, due 10/15/21	881	(j)
Insurance (0.5%)
5,745	ING US, Inc., 5.65%, due 5/15/53	5,716	(b)(j)
5,235	Prudential Financial, Inc., 5.20%, due 3/15/44	5,353	(b)(j)
		11,069

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Investments & Misc. Financial Services (0.1%)
	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
$735	3.50%, due 3/15/17	$735
1,110	4.88%, due 3/15/19	1,105
		1,840
Machinery (0.2%)
1,161	Case New Holland Industrial, Inc., 7.88%, due 12/1/17	1,229
485	CNH Industrial Capital LLC, 4.88%, due 4/1/21	503
500	CNH Industrial NV, 4.50%, due 8/15/23	503
850	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	975
	Terex Corp.
1,210	6.50%, due 4/1/20	1,240	(j)
105	6.00%, due 5/15/21	107
		4,557
Managed Care (0.0%)
830	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	888	(g)
Media (2.2%)
	Charter Communications Operating LLC/Charter Communications Operating Capital
11,995	4.91%, due 7/23/25	12,942	(g)(j)
11,005	6.48%, due 10/23/45	12,935	(g)(j)
	Viacom, Inc.
4,775	3.88%, due 4/1/24	4,927	(j)
15,935	3.45%, due 10/4/26	15,846	(j)
		46,650
Media Content (0.5%)
	Gannett Co., Inc.
840	5.13%, due 10/15/19	864	(j)
695	5.13%, due 7/15/20	723
	Gray Television, Inc.
610	5.13%, due 10/15/24	592	(g)
200	5.88%, due 7/15/26	199	(g)
	iHeartCommunications, Inc.
345	9.00%, due 12/15/19	262
3,075	11.25%, due 3/1/21	2,329	(j)
	Netflix, Inc.
950	5.50%, due 2/15/22	1,029
845	4.38%, due 11/15/26	830	(g)
335	Sinclair Television Group, Inc., 5.38%, due 4/1/21	346
	Sirius XM Radio, Inc.
1,050	4.25%, due 5/15/20	1,072	(g)(j)
795	4.63%, due 5/15/23	800	(g)
315	6.00%, due 7/15/24	334	(g)
175	5.38%, due 7/15/26	178	(g)
1,740	Univision Communications, Inc., 5.13%, due 5/15/23	1,766	(g)(j)
		11,324

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Medical Products (0.4%)
$2,635	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, due 6/15/21	$2,418	(g)(j)
	Fresenius Medical Care US Finance II, Inc.
140	6.50%, due 9/15/18	151	(g)
1,450	5.63%, due 7/31/19	1,570	(g)
1,810	4.13%, due 10/15/20	1,882	(g)
875	5.88%, due 1/31/22	991	(g)(j)
175	4.75%, due 10/15/24	182	(g)
475	Hologic, Inc., 5.25%, due 7/15/22	502	(g)
		7,696
Metals - Mining Excluding Steel (0.4%)
440	Alcoa, Inc., 5.13%, due 10/1/24	459
345	Anglo American Capital PLC, 4.45%, due 9/27/20	352	(g)
1,580	First Quantum Minerals Ltd., 7.00%, due 2/15/21	1,509	(g)
1,200	FMG Resources (August 2006) Pty Ltd., 9.75%, due 3/1/22	1,395	(g)
	Freeport-McMoRan, Inc.
235	4.00%, due 11/14/21	222
205	3.55%, due 3/1/22	188
325	3.88%, due 3/15/23	296
205	4.55%, due 11/14/24	187
1,145	5.40%, due 11/14/34	986
	Novelis Corp.
350	6.25%, due 8/15/24	364	(g)
815	5.88%, due 9/30/26	825	(g)
	Teck Resources Ltd.
365	4.75%, due 1/15/22	363
615	6.25%, due 7/15/41	609
		7,755
Miscellaneous Manufacturers (0.5%)
9,660	General Electric Co., Ser. D, 5.00%, due 12/29/49	10,234	(b)(j)
Oil & Gas (0.8%)
6,225	Apache Corp., 4.75%, due 4/15/43	6,601	(j)
9,755	Hess Corp., 4.30%, due 4/1/27	9,716	(j)
		16,317
Oil Field Equipment & Services (0.1%)
	Precision Drilling Corp.
425	6.63%, due 11/15/20	412
595	6.50%, due 12/15/21	574
675	5.25%, due 11/15/24	595
		1,581
Packaging (0.4%)
	Ball Corp.
1,125	4.38%, due 12/15/20	1,198	(j)
230	5.00%, due 3/15/22	247

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Berry Plastics Corp.
$1,540	5.50%, due 5/15/22	$1,602	(j)
90	6.00%, due 10/15/22	95
845	BWAY Holding Co., 9.13%, due 8/15/21	883	(g)
	Reynolds Group Issuer, Inc.
1,410	5.75%, due 10/15/20	1,447	(j)
685	6.88%, due 2/15/21	709
1,820	5.13%, due 7/15/23	1,864	(g)
855	Sealed Air Corp., 5.50%, due 9/15/25	912	(g)(j)
		8,957
Personal & Household Products (0.1%)
	Energizer Holdings, Inc.
430	4.70%, due 5/19/21	452
1,565	4.70%, due 5/24/22	1,640
200	Prestige Brands, Inc., 6.38%, due 3/1/24	213	(g)
390	Spectrum Brands, Inc., 5.75%, due 7/15/25	422
		2,727
Pharmaceuticals (1.3%)
9,260	AbbVie, Inc., 4.45%, due 5/14/46	9,210	(j)
2,135	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	1,815	(g)(j)(l)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
1,090	6.00%, due 7/15/23	943	(g)
600	6.50%, due 2/1/25	505	(g)(l)
565	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 8/1/23	568	(g)
365	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	337	(g)(j)
7,815	Mylan NV, 3.95%, due 6/15/26	7,798	(g)(j)
	Valeant Pharmaceuticals Int'l, Inc.
1,650	5.50%, due 3/1/23	1,283	(g)
5,655	5.88%, due 5/15/23	4,354	(g)(j)
245	6.13%, due 4/15/25	189	(g)
		27,002
Pipelines (1.0%)
5,250	Energy Transfer Partners L.P., 6.50%, due 2/1/42	5,563	(j)
	Kinder Morgan Energy Partners L.P.
4,390	6.50%, due 9/1/39	4,774	(j)
2,955	5.50%, due 3/1/44	2,995	(j)
8,225	Kinder Morgan, Inc., 5.55%, due 6/1/45	8,511	(j)
		21,843
Printing & Publishing (0.2%)
	R.R. Donnelley & Sons Co.
2,575	7.63%, due 6/15/20	2,781
63	7.00%, due 2/15/22	63
850	6.50%, due 11/15/23	827
870	6.00%, due 4/1/24	831
		4,502

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Real Estate Investment Trusts (0.6%)
$6,300	Entertainment Properties Trust, 5.75%, due 8/15/22	$6,937	(j)
1,765	ESH Hospitality, Inc., 5.25%, due 5/1/25	1,747	(g)
4,252	OMEGA Healthcare Investors, Inc., 4.50%, due 1/15/25	4,323	(j)
		13,007
Recreation & Travel (0.2%)
	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp.
345	5.25%, due 3/15/21	358
635	5.38%, due 6/1/24	670
	NCL Corp. Ltd.
145	5.25%, due 11/15/19	148	(g)
600	4.63%, due 11/15/20	607	(g)
645	Royal Caribbean Cruises Ltd., 5.25%, due 11/15/22	705
880	Six Flags Entertainment Corp., 5.25%, due 1/15/21	902	(g)
		3,390
Restaurants (0.1%)
365	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/22	377	(g)
1,060	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	1,105	(g)
		1,482
Software (0.8%)
11,900	Microsoft Corp., 3.95%, due 8/8/56	11,617	(j)
6,230	Oracle Corp., 4.13%, due 5/15/45	6,294	(j)
		17,911
Software - Services (0.6%)
	First Data Corp.
900	7.00%, due 12/1/23	946	(g)
1,570	5.00%, due 1/15/24	1,590	(g)
1,215	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, due 11/15/24	1,217	(g)(o)
1,580	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	1,603	(g)(k)
	MSCI, Inc.
1,395	5.25%, due 11/15/24	1,465	(g)
735	5.75%, due 8/15/25	781	(g)
	Nuance Communications, Inc.
808	5.38%, due 8/15/20	830	(g)
1,505	6.00%, due 7/1/24	1,580	(g)
1,065	Open Text Corp., 5.88%, due 6/1/26	1,134	(g)
1,545	Syniverse Holdings, Inc., 9.13%, due 1/15/19	1,236
		12,382
Specialty Retail (0.4%)
1,240	Hanesbrands, Inc., 4.88%, due 5/15/26	1,262	(g)
1,560	L Brands, Inc., 5.63%, due 10/15/23	1,716
240	Liberty Media Corp., 8.50%, due 7/15/29	267
545	Penske Automotive Group, Inc., 5.38%, due 12/1/24	548
1,995	PetSmart, Inc., 7.13%, due 3/15/23	2,087	(g)(j)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	QVC, Inc.
$945	5.13%, due 7/2/22	$990
945	5.45%, due 8/15/34	874
		7,744
Steel Producers - Products (0.2%)
3,205	ArcelorMittal, 8.00%, due 10/15/39	3,445	(j)
Support - Services (0.6%)
1,640	Acosta, Inc., 7.75%, due 10/1/22	1,408	(g)
835	ADT Corp., 4.88%, due 7/15/32	710	(g)
1,220	AECOM, 5.88%, due 10/15/24	1,289
505	APX Group, Inc., 8.75%, due 12/1/20	489
760	Aramark Services, Inc., 5.13%, due 1/15/24	796	(g)
	Hertz Corp.
1,355	4.25%, due 4/1/18	1,389
930	5.50%, due 10/15/24	903	(g)
1,645	IHS Markit Ltd., 5.00%, due 11/1/22	1,739	(g)
660	IMS Health, Inc., 5.00%, due 10/15/26	681	(g)
355	Iron Mountain US Holdings, Inc., 5.38%, due 6/1/26	358	(g)
	Iron Mountain, Inc.
900	6.00%, due 8/15/23	956
790	5.75%, due 8/15/24	810	(j)
370	United Rental N.A., Inc., 5.75%, due 11/15/24	384
		11,912
Technology Hardware & Equipment (0.6%)
945	CommScope Technologies Finance LLC, 6.00%, due 6/15/25	992	(g)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
875	5.88%, due 6/15/21	918	(g)
3,275	6.02%, due 6/15/26	3,569	(g)(j)
2,740	EMC Corp., 1.88%, due 6/1/18	2,702
450	Riverbed Technology, Inc., 8.88%, due 3/1/23	479	(g)
2,950	Western Digital Corp., 10.50%, due 4/1/24	3,411	(g)(j)
		12,071
Telecom - Satellite (0.1%)
496	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	541
2,015	Intelsat Luxembourg SA, 8.13%, due 6/1/23	665
		1,206
Telecom - Wireless (0.8%)
	Sprint Corp.
980	7.25%, due 9/15/21	1,003	(j)
1,715	7.88%, due 9/15/23	1,694
4,275	7.13%, due 6/15/24	4,072	(j)
3,450	Sprint Nextel Corp., 6.00%, due 11/15/22	3,208	(j)
	T-Mobile USA, Inc.
720	5.25%, due 9/1/18	731
1,280	6.63%, due 4/28/21	1,337

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$1,055	6.13%, due 1/15/22	$1,116	(j)
1,085	6.73%, due 4/28/22	1,136
930	6.00%, due 3/1/23	979
	Wind Acquisition Finance SA
1,795	4.75%, due 7/15/20	1,804	(g)(j)
695	7.38%, due 4/23/21	712	(g)
		17,792
Telecom - Wireline Integrated & Services (0.8%)
	CenturyLink, Inc.
1,175	Ser. S, 6.45%, due 6/15/21	1,254
200	Ser. P, 7.60%, due 9/15/39	178
2,600	Citizens Communications Co., 9.00%, due 8/15/31	2,262	(j)
855	Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, due 10/15/23	902
1,850	Embarq Corp., 8.00%, due 6/1/36	1,878
635	Equinix, Inc., 5.88%, due 1/15/26	675
	Frontier Communications Corp.
175	6.25%, due 9/15/21	166
250	10.50%, due 9/15/22	260
705	7.13%, due 1/15/23	634
440	7.63%, due 4/15/24	388
1,695	11.00%, due 9/15/25	1,731
	Level 3 Financing, Inc.
1,305	5.38%, due 8/15/22	1,344	(j)
550	5.13%, due 5/1/23	556
640	5.38%, due 1/15/24	651
550	5.38%, due 5/1/25	558
1,035	Telecom Italia Capital SA, 6.00%, due 9/30/34	1,030
1,885	U.S. West Communications Group, 6.88%, due 9/15/33	1,867
395	Windstream Corp., 7.50%, due 6/1/22	373
		16,707
Telecommunications (1.1%)
10,765	AT&T, Inc., 4.75%, due 5/15/46	10,545	(j)
3,435	Qwest Corp., 6.75%, due 12/1/21	3,809	(j)
9,314	Verizon Communications, Inc., 4.67%, due 3/15/55	9,078	(j)
		23,432
Theaters & Entertainment (0.1%)
210	AMC Entertainment, Inc., 5.75%, due 6/15/25	210
1,225	Regal Entertainment Group, 5.75%, due 3/15/22	1,268	(j)
		1,478
	Total Corporate Bonds (Cost $854,277)	890,708
Municipal Note (0.3%)
6,635	Commonwealth Fin. Au. Taxable Rev., Ser. 2016-A, 4.14%, due 6/1/38 (Cost $6,635)	6,676

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Asset-Backed Securities (20.6%)
$5,263	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 1.31%, due 10/25/35	$4,457	(b)
	Accredited Mortgage Loan Trust
1,868	Ser. 2005-4, Class A2D, 0.85%, due 12/25/35	1,809	(b)
5,530	Ser. 2006-1, Class A4, 0.81%, due 4/25/36	4,996	(b)
8,754	Aegis Asset Backed Securities Trust, Ser. 2005-3, Class M2, 1.01%, due 8/25/35	7,720	(b)
	Ameriquest Mortgage Securities, Inc.
3,044	Ser. 2005-R5, Class M3, 1.02%, due 7/25/35	2,795	(b)
6,400	Ser. 2005-R5, Class M4, 1.16%, due 7/25/35	5,635	(b)
3,960	Ser. 2005-R7, Class M2, 1.03%, due 9/25/35	3,693	(b)
3,555	Ser. 2005-R8, Class M3, 1.04%, due 10/25/35	3,067	(b)
	Argent Securities, Inc.
1,071	Ser. 2003-W3, Class M1, 1.66%, due 9/25/33	950	(b)
5,647	Ser. 2004-W10, Class M1, 1.43%, due 10/25/34	5,192	(b)
8,150	Ser. 2005-W2, Class M1, 1.02%, due 10/25/35	6,891	(b)
	Asset Backed Securities Corp. Home Equity
641	Ser. 2004-HE5, Class M2, 2.41%, due 8/25/34	621	(b)
1,334	Ser. 2006-HE1, Class A3, 0.73%, due 1/25/36	1,307	(b)
	Bear Stearns Asset Backed Securities I Trust
2,642	Ser. 2005-TC1, Class M1, 1.19%, due 5/25/35	2,576	(b)
6,730	Ser. 2005-AQ2, Class M1, 1.02%, due 9/25/35	5,917	(b)
2,797	Ser. 2006-HE1, Class 1M3, 0.99%, due 12/25/35	2,306	(b)
	Bear Stearns Asset Backed Securities Trust
1,611	Ser. 2004-SD3, Class M2, 1.78%, due 9/25/34	1,538	(b)
1,215	Ser. 2006-HE1, Class 2M1, 0.94%, due 2/25/36	1,200	(b)
7,265	Ser. 2006-SD2, Class M2, 1.33%, due 6/25/36	6,269	(b)
	Carrington Mortgage Loan Trust
1,050	Ser. 2005-OPT2, Class M4, 1.51%, due 5/25/35	962	(b)
3,345	Ser. 2005-NC3, Class M2, 0.99%, due 6/25/35	3,254	(b)
11,410	Ser. 2005-NC5, Class M1, 1.01%, due 10/25/35	10,480	(b)
9,035	Ser. 2006-NC1, Class A4, 0.84%, due 1/25/36	8,242	(b)
12,000	Ser. 2006-RFC1, Class A4, 0.77%, due 5/25/36	10,351	(b)
4,457	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 1.01%, due 10/25/35	4,049	(b)
47,322	Chase Issuance Trust, Ser. 2016-A7, Class A7, 1.06%, due 9/16/19	47,312
	Citigroup Mortgage Loan Trust, Inc.
1,167	Ser. 2005-HE2, Class M1, 1.28%, due 5/25/35	1,163	(b)(g)
1,930	Ser. 2006-WFH1, Class M2, 0.90%, due 1/25/36	1,844	(b)
846	Ser. 2006-AMC1, Class A2B, 0.69%, due 9/25/36	602	(b)
4,727	Ser. 2006-WFH4, Class M1, 0.81%, due 11/25/36	4,046	(b)
4,460	Countrywide Asset-Backed Certificates, Ser. 2005-15, Class M1, 0.98%, due 3/25/36	3,793	(b)
	Ellington Loan Acquisition Trust
5,014	Ser. 2007-2, Class A2E, 1.63%, due 5/25/37	4,845	(b)(g)
2,980	Ser. 2007-2, Class A2C, 1.63%, due 5/25/37	2,752	(b)(g)
6,825	Ser. 2007-1, Class A2C, 1.78%, due 5/25/37	6,448	(b)(g)
4,175	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, 1.66%, due 9/25/33	4,100	(b)
5,000	FBR Securitization Trust, Ser. 2005-2, Class M2, 1.28%, due 9/25/35	4,499	(b)
5,377	Fieldstone Mortgage Investment Trust, Ser. 2005-1, Class M5, 1.66%, due 3/25/35	5,002	(b)
	First Franklin Mortgage Loan Asset Backed Certificates
2,828	Ser. 2005-FF1, Class M1, 1.27%, due 12/25/34	2,742	(b)
1,905	Ser. 2004-FFH4, Class M5, 2.11%, due 1/25/35	1,888	(b)
7,574	Ser. 2005-FF3, Class M5, 1.51%, due 4/25/35	6,866	(b)
2,209	Ser. 2005-FF5, Class M2, 1.27%, due 5/25/35	2,167	(b)
3,425	GSAMP Trust, Ser. 2006-HE1, Class M1, 0.92%, due 1/25/36	2,949	(b)
2,815	Home Equity Asset Trust, Ser. 2005-8, Class M1, 0.96%, due 2/25/36	2,753	(b)
1,397	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 2.13%, due 2/25/35	1,370	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	HSI Asset Securitization Corp. Trust
$3,775	Ser. 2006-OPT1, Class M1, 0.89%, due 12/25/35	$3,369	(b)
9,370	Ser. 2006-OPT2, Class M2, 0.92%, due 1/25/36	8,453	(b)
	IndyMac Residential Asset-Backed Trust
5,190	Ser. 2005-A, Class M6, 1.78%, due 3/25/35	4,499	(b)
4,617	Ser. 2005-D, Class AII4, 0.88%, due 3/25/36	4,143	(b)
	JP Morgan Mortgage Acquisition Corp.
1,767	Ser. 2005-OPT2, Class M2, 0.98%, due 12/25/35	1,684	(b)
11,998	Ser. 2005-OPT2, Class M3, 1.01%, due 12/25/35	10,438	(b)
6,325	Ser. 2006-ACC1, Class A5, 0.77%, due 5/25/36	6,200	(b)
5,790	Ser. 2007-CH1, Class MV2, 0.81%, due 11/25/36	5,249	(b)
602	Ser. 2007-HE1, Class AF1, 0.63%, due 3/25/47	351	(b)
3,497	JP Morgan Mortgage Acquisition Trust, Ser. 2006-CH1, Class M1, 0.75%, due 7/25/36	3,161	(b)
4,595	Long Beach Mortgage Loan Trust, Ser. 2005-1, Class M3, 1.40%, due 2/25/35	4,229	(b)
4,180	MASTR Asset Backed Securities Trust, Ser. 2006-AM1, Class A4, 0.82%, due 1/25/36	3,552	(b)
	Morgan Stanley Home Equity Loan Trust
1,050	Ser. 2005-4, Class M1, 1.15%, due 9/25/35	995	(b)
7,107	Ser. 2006-2, Class A4, 0.81%, due 2/25/36	6,704	(b)
8,630	Navient Student Loan Trust, Ser. 2016-6A, Class A1, 1.00%, due 3/25/66	8,636	(b)(g)
2,707	New Century Home Equity Loan Trust, Ser. 2005-B, Class A2D, 0.93%, due 10/25/35	2,590	(b)
	Newcastle Mortgage Securities Trust
1,506	Ser. 2006-1, Class A4, 0.81%, due 3/25/36	1,491	(b)
9,476	Ser. 2006-1, Class M2, 0.90%, due 3/25/36	8,597	(b)
	Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4,562	Ser. 2005-HE1, Class M4, 1.42%, due 9/25/35	4,122	(b)
2,550	Ser. 2006-HE1, Class M1, 0.94%, due 2/25/36	2,497	(b)
	Park Place Securities, Inc.
6,350	Ser. 2004-WWF1, Class M4, 2.18%, due 12/25/34	6,154	(b)
9,335	Ser. 2004-WHQ2, Class M3, 1.57%, due 2/25/35	9,229	(b)
1,610	Ser. 2005-WHQ3, Class M4, 1.48%, due 6/25/35	1,439	(b)
5,558	People's Choice Home Loan Securities Trust, Ser. 2005-4, Class 1A2, 1.05%, due 12/25/35	5,124	(b)
6,720	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-4, Class M1, 0.99%, due 9/25/35	6,092	(b)
	Residential Asset Mortgage Products, Inc.
785	Ser. 2003-RS2, Class AII, 1.21%, due 3/25/33	712	(b)
2,250	Ser. 2005-RS4, Class M3, 1.01%, due 4/25/35	2,130	(b)
2,000	Ser. 2005-RZ2, Class M4, 1.09%, due 5/25/35	1,834	(b)
5,531	Ser. 2005-EFC4, Class M4, 1.12%, due 9/25/35	5,058	(b)
2,650	Ser. 2006-EFC1, Class M2, 0.93%, due 2/25/36	2,248	(b)
7,375	Ser. 2006-RZ1, Class M3, 0.98%, due 3/25/36	6,138	(b)
9,197	Ser. 2005-RZ3, Class M1, 0.88%, due 8/25/36	7,481	(b)
10,820	Ser. 2007-RZ1, Class A3, 0.78%, due 2/25/37	8,932	(b)
	Residential Asset Securities Corp.
3,647	Ser. 2005-KS6, Class M6, 1.23%, due 7/25/35	3,103	(b)
2,145	Ser. 2005-KS10, Class M2, 0.97%, due 11/25/35	1,899	(b)
10,100	Ser. 2005-KS12, Class M2, 0.99%, due 1/25/36	8,778	(b)
1,151	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.40%, due 8/25/35	1,013	(b)
633	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.51%, due 7/25/34 Soundview Home Equity Loan Trust	598	(b)
775	Ser. 2005-DO1, Class M5, 1.49%, due 5/25/35	695	(b)
11,530	Ser. 2005-OPT1, Class M2, 1.21%, due 6/25/35	10,628	(b)
6,700	Ser. 2005-OPT3, Class M1, 1.00%, due 11/25/35	5,799	(b)
5,041	Ser. 2006-1, Class A4, 0.83%, due 2/25/36	4,733	(b)
12,000	Ser. 2006-WF2, Class M1, 0.75%, due 12/25/36	10,363	(b)
6,148	Ser. 2007-1, Class 2A3, 0.70%, due 3/25/37	5,875	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Structured Asset Investment Loan Trust
	$8,418	Ser. 2004-6, Class A3, 1.33%, due 7/25/34	$8,112	(b)
	400	Ser. 2005-4, Class M3, 1.25%, due 5/25/35	376	(b)
		Structured Asset Securities Corp.
	4,228	Ser. 2005-NC2, Class M3, 0.96%, due 5/25/35	4,148	(b)
	7,780	Ser. 2005-WF4, Class M4, 1.11%, due 11/25/35	7,094	(b)
	521	Ser. 2006-AM1, Class A4, 0.69%, due 4/25/36	506	(b)
	778	Ser. 2006-NC1, Class A4, 0.68%, due 5/25/36	754	(b)
		Total Asset-Backed Securities (Cost $412,610)	441,423
Foreign Government Securities (3.4%)
	5,780	Japan Int'l Cooperation Agency, 2.13%, due 10/20/26	5,692
MXN	572,695	Mexican Bonos, Ser. M, 7.75%, due 11/13/42	33,926
NZD	9,150	New Zealand Government Bond, 2.50%, due 9/20/35	7,234	(p)
ZAR	501,590	South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41	26,918
		Total Foreign Government Securities (Cost $89,762)	73,770
NUMBER OF SHARES
Exchange Traded Funds (0.8%)
	112,800	iShares iBoxx $ High Yield Corporate Bond ETF	9,703
	17,800	iShares JP Morgan USD Emerging Markets Bond ETF	2,041
	130,000	SPDR Bloomberg Barclays High Yield Bond ETF	4,714
		Total Exchange Traded Funds (Cost $16,444)	16,458
Investment Company (3.6%)
	8,666,985	Neuberger Berman Emerging Markets Debt Fund Institutional Class (Cost $77,159)	77,136	(q)
Short-Term Investment (1.5%)
Investment Company (1.5%)
	32,943,823	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $32,944)	32,944	(j)(r)
		Total Investments (119.6%) (Cost $2,532,610)	2,566,925
		Other Assets Less Liabilities [(19.6%)]	(421,491	)(s)(t)
		Net Assets (100.0%)	$2,145,434

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

  MXN = Mexican Peso

  NZD = New Zealand Dollar

  ZAR = South African Rand

(b)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security had not settled as of 10/31/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $271,184,000, or 12.6% of net assets for the Fund. Securities denoted with a (g) but without a (m) have been deemed by the investment manager to be liquid.

(h)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at 10/31/2016, amounted to approximately $443,645,000, which represents 20.7% of net assets of the Fund.

(i)  Amount less than one thousand.

(j)  All or a portion of this security is segregated in connection with obligations for TBAs and/or when-issued securities and/or futures and/or swap contracts and/or delayed delivery securities with a total value of approximately $598,111,000.

(k)  Payment-in-kind (PIK) security.

(l)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

(m)  Illiquid security.

(n)  Defaulted Security

(o)  When-issued security. Total value of all such securities at 10/31/2016, amounted to approximately $1,217,000, which represents 0.1% of net assets of the Fund.

(p)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at 10/31/2016, amounted to approximately $7,234,000, which represents 0.3% of net assets of the fund.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

(q)  Affiliated company as defined under the Investment Company Act of 1940 (see Note F of Notes to Financial Statements).

(r)  Represents 7-day effective yield as of 10/31/2016.

(s)  As of 10/31/2016, the value of unfunded loan commitments was approximately $18,000 for the Fund (see Note A of Notes to Financial Statements).

(t)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

(u)  Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016, amounted to approximately $3,341,000, which represents approximately 0.2% of net assets of the Fund.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/19/2016	4 Australian Dollar/United States Dollar	Long	$6,265
6/19/2017	1,015 Canadian Bankers' Acceptance, 90 Day	Long	(364,876)
12/19/2016	495 Euro, 90 day	Long	(20,459)
12/19/2016	2 Japanese Yen	Long	(3,295)
12/19/2016	420 Mexican Peso	Long	467,653
12/19/2016	286 Pound Sterling	Long	(1,507,668)
12/19/2016	46 Swedish Krona	Long	(590,826)
12/20/2016	29 U.S. Treasury Long Bond	Long	(216,701)
12/20/2016	23 U.S. Treasury Ultra Long Bond	Long	(242,273)
12/20/2016	444 U.S. Treasury Bond, 10 Year Ultra	Long	(968,010)
12/19/2016	331 Euro	Short	1,068,003
12/8/2016	182 Euro-Bobl	Short	101,366
12/8/2016	72 Euro-Bund	Short	130,995
12/8/2016	282 Euro-Buxl Bond, 30 Year	Short	2,889,186
12/12/2016	416 Mini Japanese Government Bond,10 Year	Short	(27,600)
12/19/2016	119 New Zealand Dollar	Short	94,749
12/19/2016	84 South African Rand	Short	(226,992)
12/19/2016	373 United States Dollar Interest Rate Swap, 10 Year	Short	462,499
12/30/2016	158 U.S. Treasury Notes, 5 Year	Short	49,448
12/20/2016	1,195 U.S. Treasury Notes, 10 Year	Short	2,105,572
Total			$3,207,036

At October 31, 2016, the notional value of futures for the Fund was $425,427,900 for long positions and $(423,224,196) for short positions. The Fund had $8,031,376 deposited in a segregated account to cover margin requirements on open futures.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

For the year ended October 31, 2016, the average notional value of futures for the Fund was $492,238,554 for long positions and $(740,417,346) for short positions.

Credit default swap contracts ("credit default swaps")

At October 31, 2016, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount	Contract Annual Fixed Rate(a)	Termination Date	Unamortized Upfront Payments (Received)/ Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit LLC	CDX.NA.HY.26.V1	$141,995,000	5.00%	6/20/2021	$(6,397,331)	$278,886	$(823,079)	$(6,941,524)
	Total				$(6,397,331)	$278,886	$(823,079)	$(6,941,524)

(a)  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default swaps.

  At October 31, 2016, the Fund had $4,410,033 deposited in a segregated account to cover margin requirements for centrally cleared credit default swaps.

  For the year ended October 31, 2016, the average notional value of credit default swaps for the Fund was $103,088,575 for buy protection and $13,635,866 for sell protection.

  The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Containers & Glass Products	$—	$4,696	$386	$5,082
Financial Intermediaries	—	3,118	337	3,455
Radio & Television	—	1,737	170	1,907
Other Loan Assignments(a)	—	57,477	—	57,477
Total Loan Assignments	—	67,028	893	67,921
U.S. Treasury Obligations	—	453,162	—	453,162
U.S. Government Agency Securities	—	13,031	—	13,031
Mortgage-Backed Securities(a)	—	493,696	—	493,696
Corporate Bonds(a)	—	890,708	—	890,708
Municipal Note	—	6,676	—	6,676
Asset-Backed Securities	—	441,423	—	441,423
Foreign Government Securities	—	73,770	—	73,770
Exchange Traded Funds	16,458	—	—	16,458
Investment Company	—	77,136	—	77,136
Short-Term Investment	—	32,944	—	32,944
Total Investments	$16,458	$2,549,574	$893	$2,566,925

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/16
Investments in Securities:
Loan Assignments
Business Equipment & Services	$494	$—	$—	$—	$—	$—	$—	$(494)	$—	$—
Containers & Glass Products	390	—	—	(1)	321	(324)	—	—	386	2
Electronics— Electrical	1,074	—	(241)	160	—	(993)	—	—	—	—
Financial Intermediaries	—	—	—	3	342	(8)	—	—	337	3
Industrial Equipment	529	—	(35)	7	50	(551)	—	—	—	—
Leisure Goods— Activities— Movies	897	—	(166)	52	—	(783)	—	—	—	—
Lodging & Casinos	768	—	5	(5)	—	(768)	—	—	—	—
Radio & Television	—	—	(1)	2	171	(156)	154	—	170	2
Steel	602	—	(153)	32	—	(481)	—	—	—	—
Corporate Bonds
Chemicals & Plastics(c)	0	—	—	—	—	—	—	(0)	—	—
Total	$4,754	$—	$(591)	$250	$884	$(4,064)	$154	$(494)	$893	$7

(c)  Amount less than one thousand.

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, approximately $494,000 was transferred from Level 3 to Level 2. Also, approximately $154,000 was transferred from Level 2 to Level 3. Transfers of loan assignments and corporate bonds into or out of Level 3 were primarily due to the pricing methodology being
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

based on a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the year ended October 31, 2016, the Fund had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(d)
Assets	$7,376	$—	$—	$7,376
Liabilities	(4,169)	—	—	(4,169)
Swap contracts
Liabilities	—	(6,942)	—	(6,942)
Total	$3,207	$(6,942)	$—	$(3,735)

(d)  Futures are reported at the cumulative appreciation/(depreciation) of the investment.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund 10/31/16

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
U.S. Treasury Obligations (12.4%)
	$1,010	U.S. Treasury Bonds, 5.50%, due 8/15/28	$1,388
		U.S. Treasury Inflation-Indexed Bonds
	2,866	0.38%, due 7/15/23	2,964	(b)
	600	0.25%, due 1/15/25	608	(b)
	1,153	2.00%, due 1/15/26	1,344	(b)
	381	3.88%, due 4/15/29	543	(b)
		Total U.S. Treasury Obligations (Cost $6,722)	6,847
Mortgage-Backed Securities (2.2%)
Collateralized Mortgage Obligations (0.5%)
	321	RAAC, Ser. 2004-SP3, Class MII1, 1.18%, due 9/25/34	275	(c)
Commercial Mortgage-Backed (0.6%)
		Commercial Mortgage Trust
	1,210	Ser. 2013-CR11, Class XA, 1.16%, due 10/10/46	67	(c)(d)
	846	Ser. 2014-CR16, Class XA, 1.23%, due 4/10/47	48	(c)(d)
	969	Ser. 2014-LC15, Class XA, 1.37%, due 4/10/47	60	(c)(d)
	847	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.20%, due 6/15/47	49	(c)(d)
	1,158	WF-RBS Commercial Mortgage Trust, Ser. 2014-LC14, Class XA, 1.39%, due 3/15/47	72	(c)(d)
			296
Fannie Mae (0.7%)
	355	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	380	(e)
Freddie Mac (0.4%)
	225	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	241	(e)
		Total Mortgage-Backed Securities (Cost $1,294)	1,192
Corporate Bonds (40.5%)
Aerospace & Defense (0.7%)
		Leonardo-Finmeccanica SpA
GBP	100	8.00%, due 12/16/19	144
EUR	200	4.50%, due 1/19/21	246
			390
Airlines (0.4%)
	$218	American Airlines, Inc., 4.38%, due 10/1/22	219	(f)
Apparel (0.4%)
EUR	200	Hanesbrands Finance Luxembourg SCA, 3.50%, due 6/15/24	230	(g)
Auto Manufacturers (2.3%)
	$200	General Motors Financial Co., Inc., 4.30%, due 7/13/25	204	(f)
EUR	100	GIE PSA Tresorerie, 6.00%, due 9/19/33	131
EUR	800	Volkswagen Int'l Finance NV, 2.50%, due 12/29/49	838	(c)(g)
EUR	100	Volvo Treasury AB, 4.20%, due 6/10/75	115	(c)(g)
			1,288

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Auto Parts & Equipment (1.7%)
EUR	100	Delphi Automotive PLC, 1.60%, due 9/15/28	$109
EUR	100	Faurecia, 3.13%, due 6/15/22	112	(g)
EUR	200	Gestamp Funding Luxembourg SA, 3.50%, due 5/15/23	229	(g)
EUR	100	Grupo Antolin Dutch BV, 4.75%, due 4/1/21	114	(g)
EUR	300	Schaeffler Finance BV, 3.50%, due 5/15/22	340	(g)
			904
Banks (5.4%)
	$220	Bank of America Corp., Ser. U, 5.20%, due 12/31/49	215	(c)(f)
GBP	100	Barclays PLC, 3.25%, due 2/12/27	117	(g)
	$270	Capital One Financial Corp., Ser. E, 5.55%, due 12/29/49	273	(c)
EUR	500	Commerzbank AG, 4.00%, due 3/23/26	554	(g)
	$305	Fifth Third Bancorp, Ser. J, 4.90%, due 12/29/49	295	(c)(f)
		Goldman Sachs Group, Inc.
	130	4.25%, due 10/21/25	136
	280	Ser. L, 5.70%, due 12/29/49	283	(c)(f)
	130	JPMorgan Chase & Co., Ser. R, 6.00%, due 12/29/49	135	(c)(f)
	300	Morgan Stanley, Ser. H, 5.45%, due 7/29/49	301	(c)
EUR	500	Royal Bank of Scotland Group PLC, 3.63%, due 3/25/24	545	(c)(g)
GBP	100	TSB Banking Group PLC, 5.75%, due 5/6/26	127	(c)
			2,981
Building Materials (0.6%)
EUR	100	Cemex SAB de CV, 4.38%, due 3/5/23	112	(g)
EUR	100	HeidelbergCement AG, 2.25%, due 6/3/24	115	(g)
EUR	90	Wienerberger AG, 6.50%, due 12/29/49	104	(c)
			331
Chemicals (0.6%)
EUR	150	Huntsman Int'l LLC, 4.25%, due 4/1/25	162
EUR	125	Ineos Finance PLC, 4.00%, due 5/1/23	140	(g)
			302
Commercial Services (0.4%)
EUR	58	Avis Budget Finance PLC, 6.00%, due 3/1/21	67	(g)
EUR	150	IVS Group SA, 4.50%, due 11/15/22	172	(g)
			239
Computers (0.6%)
	$290	HP Enterprise Co., 5.15%, due 10/15/25	309	(f)(h)
Diversified Financial Services (0.5%)
	275	Air Lease Corp., 3.00%, due 9/15/23	272
Electric (1.7%)
GBP	400	Electricite de France SA, 6.00%, due 12/29/49	490	(c)(g)
EUR	200	EnBW Energie Baden-Wuerttemberg AG, 3.63%, due 4/2/76	224	(c)(g)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
EUR	100	Enel SpA, 5.00%, due 1/15/75	$117	(c)(g)
EUR	100	Gas Natural Fenosa Finance BV, 3.38%, due 12/29/49	105	(c)(g)
			936
Electrical Components & Equipment (0.4%)
EUR	200	Belden, Inc., 5.50%, due 4/15/23	233	(g)
Energy - Alternate Resources (0.7%)
GBP	300	Infinis PLC, 7.00%, due 2/15/19	374	(g)
Entertainment (0.3%)
EUR	150	Merlin Entertainments PLC, 2.75%, due 3/15/22	172	(g)
Food (1.3%)
GBP	53	Bakkavor Finance 2 PLC, 8.25%, due 2/15/18	66	(g)
EUR	200	Campofrio Food Group SA, 3.38%, due 3/15/22	227	(g)
GBP	100	Moy Park BondCo PLC, 6.25%, due 5/29/21	126	(g)
		Tesco PLC
GBP	100	Ser. 68, 6.13%, due 2/24/22	138
GBP	115	5.50%, due 1/13/33	145
			702
Forest Products & Paper (0.2%)
EUR	100	Smurfit Kappa Acquisitions, 2.75%, due 2/1/25	114	(g)
Gas (0.4%)
EUR	210	Centrica PLC, 3.00%, due 4/10/76	226	(c)(g)
Healthcare - Services (0.2%)
EUR	100	FMC Finance VII SA, 5.25%, due 2/15/21	130	(g)
Household Products - Wares (0.2%)
EUR	100	Ontex Group NV, 4.75%, due 11/15/21	117	(g)
Insurance (3.1%)
	$470	ING US, Inc., 5.65%, due 5/15/53	468	(c)
	215	MetLife, Inc., Ser. C, 5.25%, due 12/29/49	219	(c)(f)
GBP	750	PGH Capital Ltd., 5.75%, due 7/7/21	992	(g)
			1,679
Leisure Time (0.3%)
EUR	150	Cirsa Funding Luxembourg SA, 5.88%, due 5/15/23	172	(g)
Media (4.1%)
	$420	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 7/23/25	453	(h)
EUR	275	LGE HoldCo VI BV, 7.13%, due 5/15/24	341	(g)
EUR	300	Numericable-SFR SA, 5.63%, due 5/15/24	345	(g)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
EUR	150	Telenet Finance V Luxembourg SCA, 6.75%, due 8/15/24	$181	(g)
EUR	120	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, due 1/15/29	146	(g)
EUR	150	UPC Holding BV, 6.38%, due 9/15/22	175	(g)
EUR	100	UPCB Finance IV Ltd., 4.00%, due 1/15/27	108	(g)
	$255	Viacom, Inc., 3.45%, due 10/4/26	254
		Virgin Media Secured Finance PLC
GBP	100	4.88%, due 1/15/27	120	(g)
GBP	100	6.25%, due 3/28/29	128	(g)
			2,251
Mining (0.5%)
GBP	200	BHP Billiton Finance Ltd., 6.50%, due 10/22/77	270	(c)(g)
Oil & Gas (2.2%)
	$255	Hess Corp., 4.30%, due 4/1/27	254
GBP	150	Petrobras Global Finance BV, 6.25%, due 12/14/26	175
EUR	700	TOTAL SA, 2.25%, due 12/29/49	763	(c)(g)
			1,192
Packaging & Containers (1.4%)
EUR	150	Ardagh Packaging Finance PLC, 4.25%, due 1/15/22	170	(g)
EUR	200	Crown European Holdings SA, 4.00%, due 7/15/22	240	(g)
EUR	100	Kloeckner Pentaplast of America, Inc., 7.13%, due 11/1/20	115	(g)
EUR	100	OI European Group BV, 6.75%, due 9/15/20	132	(g)
EUR	100	Sealed Air Corp., 4.50%, due 9/15/23	121	(g)
			778
Pharmaceuticals (0.5%)
	$275	Mylan NV, 3.95%, due 6/15/26	274	(h)
Pipelines (0.5%)
	285	Kinder Morgan, Inc., 4.30%, due 6/1/25	297	(f)
Real Estate Investment Trust (1.6%)
	305	EPR Properties, 4.50%, due 4/1/25	309
GBP	200	Iron Mountain Europe PLC, 6.13%, due 9/15/22	254	(g)
	$310	Omega Healthcare Investors, Inc., 5.25%, due 1/15/26	328	(f)
			891
Retail (1.0%)
GBP	100	Debenhams PLC, 5.25%, due 7/15/21	123	(g)
EUR	150	Dufry Finance SCA, 4.50%, due 8/1/23	176	(g)
EUR	100	PVH Corp., 3.63%, due 7/15/24	115	(g)
GBP	100	Stonegate Pub Co. Financing PLC, 5.75%, due 4/15/19	126	(g)
			540

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Savings & Loans (1.3%)
		Nationwide Building Society
	$315	4.00%, due 9/14/26	$311	(h)
GBP	350	6.88%, due 12/29/49	421	(c)(g)
			732
Software (0.2%)
EUR	100	IMS Health, Inc., 4.13%, due 4/1/23	114	(g)
Telecommunications (4.2%)
EUR	340	AT&T, Inc., 4.13%, due 2/17/26	357
EUR	200	Bulgarian Telecommunications Co. EAD, 6.63%, due 11/15/18	223	(g)
GBP	100	Koninklijke KPN NV, 6.88%, due 3/14/73	133	(c)(g)
EUR	100	Matterhorn Telecom Holding SA, 4.88%, due 5/1/23	108	(g)
EUR	100	Olivetti Finance SA, Ser. 14, 7.75%, due 1/24/33	144
EUR	150	Play Finance 2 SA, 5.25%, due 2/1/19	169	(g)
EUR	125	SoftBank Group Corp., 5.25%, due 7/30/27	154	(g)
EUR	100	TDC A/S, 3.50%, due 2/26/3015	105	(c)(g)
		Telefonica Europe BV
EUR	100	5.88%, due 3/31/49	118	(c)(g)
EUR	100	7.63%, due 9/29/49	126	(c)(g)
		Verizon Communications, Inc.
EUR	100	1.38%, due 11/2/28	109	(i)
	$170	6.55%, due 9/15/43	223	(f)
EUR	300	Wind Acquisition Finance SA, 7.00%, due 4/23/21	343	(g)
			2,312
Transportation (0.6%)
EUR	250	Russian Railways via RZD Capital PLC, 4.60%, due 3/6/23	300	(g)
		Total Corporate Bonds (Cost $23,009)	22,271
Asset-Backed Securities (18.0%)
	$330	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 1.31%, due 10/25/35	279	(c)
	160	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 0.81%, due 4/25/36	145	(c)
	150	Argent Securities, Inc., Ser. 2005-W2, Class M1, 1.02%, due 10/25/35	127	(c)
		Bear Stearns Asset Backed Securities Trust
	229	Ser. 2004-SD3, Class M2, 1.78%, due 9/25/34	219	(c)
	483	Ser. 2005-SD2, Class 1M2, 1.53%, due 3/25/35	444	(c)
	325	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 0.77%, due 5/25/36	280	(c)
	310	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 1.01%, due 10/25/35	282	(c)
		Ellington Loan Acquisition Trust
	132	Ser. 2007-2, Class A2E, 1.63%, due 5/25/37	128	(c)(h)
	240	Ser. 2007-2, Class A2C, 1.63%, due 5/25/37	222	(c)(h)
	285	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.51%, due 4/25/35	258	(c)
	192	GSAA Home Equity Trust, Ser. 2005-10, Class M4, 1.18%, due 6/25/35	177	(c)
	140	Home Equity Mortgage Loan Asset-Backed Trust, Ser. 2005-A, Class M6, 1.78%, due 3/25/35	121	(c)
	154	Morgan Stanley Dean Witter Capital I, Ser. 2002-AM2, Class M1, 1.66%, due 5/25/32	148	(c)
	330	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, 0.90%, due 3/25/36	299	(c)
		Park Place Securities, Inc.
	62	Ser. 2004-WHQ1, Class M4, 2.26%, due 9/25/34	54	(c)
	740	Ser. 2005-WHQ4, Class M2, 1.02%, due 9/25/35	632	(c)
	180	Popular Mortgage Pass-Through Trust, Ser. 2005-5, Class MV1, 0.97%, due 11/25/35	168	(c)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Renaissance Home Equity Loan Trust
	$1,276	Ser. 2005-1, Class AV3, 0.86%, due 5/25/35	$1,128	(c)
	228	Ser. 2005-2, Class AV3, 0.90%, due 8/25/35	199	(c)
		Residential Asset Mortgage Products, Inc.
	140	Ser. 2005-RZ1, Class M5, 1.16%, due 10/25/34	129	(c)
	650	Ser. 2006-EFC4, Class M4, 1.12%, due 9/25/35	595	(c)
	1,710	Ser. 2005-RZ4, Class M3, 1.05%, due 11/25/35	1,457	(c)
	1,750	Ser. 2006-EFC1, Class M2, 0.93%, due 2/25/36	1,485	(c)
	170	Ser. 2006-RZ3, Class M1, 0.88%, due 8/25/36	138	(c)
	280	Ser. 2007-RZ1, Class A3, 0.78%, due 2/25/37	231	(c)
	175	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.51%, due 7/25/34	165	(c)
	130	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 1.00%, due 11/25/35	113	(c)
		Structured Asset Securities Corp.
	185	Ser. 2005-WF4, Class M4, 1.11%, due 11/25/35	169	(c)
	124	Ser. 2006-AM1, Class A4, 0.69%, due 4/25/36	120	(c)
		Total Asset-Backed Securities (Cost $9,524)	9,912
Foreign Government Securities (7.9%)
		Mexican Bonos
MXN	14,190	Ser. M, 8.00%, due 12/7/23	832
MXN	15,900	Ser. M, 7.75%, due 11/13/42	942
NZD	2,170	New Zealand Government Bond, Ser. 427, 4.50%, due 4/15/27	1,807	(g)
ZAR	14,005	South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41	751
		Total Foreign Government Securities (Cost $4,479)	4,332
NUMBER OF SHARES
Exchange Traded Funds (5.8%)
	18,500	iShares iBoxx $ High Yield Corporate Bond ETF	1,591
	44,400	SPDR Barclays Capital High Yield Bond ETF	1,610
		Total Exchange Traded Funds (Cost $2,862)	3,201
Short-Term Investment (3.9%)
Investment Company (3.9%)
	2,120,117	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $2,120)	2,120	(f)(j)
		Total Investments (90.7%) (Cost $50,010)	49,875
		Other Assets Less Liabilities (9.3%)	5,111	(k)
		Net Assets (100.0%)	$54,986

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

  EUR = Euro

  GBP = Pound Sterling

  MXN = Mexican Peso

  NZD = New Zealand Dollar

  ZAR = South African Rand

(b)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(d)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(e)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at 10/31/2016 amounted to approximately $621,000, which represents 1.1% of net assets of the Fund.

(f)  All or a portion of this security is segregated in connection with obligations for when-issued securities and/or TBAs and/or futures and/or forwards and/or swaps contracts with a total value of approximately $4,847,000.

(g)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at 10/31/2016 amounted to approximately $15,955,000, which represents 29.0% of net assets of the Fund.

(h)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $1,697,000 or 3.1% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(i)  When-issued security. Total value of all such securities at 10/31/2016, amounted to approximately $109,000, which represents 0.2% of net assets of the Fund.

(j)  Represents 7-day effective yield as of 10/31/2016.

(k)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/15/2016	20 Australian Bond, 10 Year	Long	$(67,311)
12/19/2016	128 Euro, 90 day	Long	(8,141)
12/20/2016	42 U.S. Treasury Ultra Long Bond	Long	(442,412)
12/20/2016	6 U.S. Treasury Bond, 10 Year Ultra	Long	(14,366)
12/8/2016	31 Euro-Bund	Short	87,851
6/18/2018	116 Euro, 90 day	Short	21,322
12/8/2016	35 Euro-Buxl Bond, 30 Year	Short	403,388
12/8/2016	8 Euro-OAT	Short	25,971
12/12/2016	25 Mini Japanese Government Bond,10 Year	Short	(1,193)
12/28/2016	17 U.K. Long Gilt Bond	Short	49,478
12/19/2016	9 United States Dollar Interest Rate Swap, 10 Year	Short	9,908
12/30/2016	37 U.S. Treasury Note, 5 Year	Short	15,698
12/20/2016	201 U.S. Treasury Note, 10 Year	Short	352,971
12/20/2016	21 U.S. Treasury Bond, 10 Year Ultra	Short	61,283
12/20/2016	1 U.S. Treasury Long Bond	Short	7,536
Total			$501,983

At October 31, 2016, the notional value of futures for the Fund was $41,953,786 for long positions and $(83,232,450) for short positions. The Fund had $727,722 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $34,378,434 for long positions and $(113,215,795) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,854,104	Australian Dollar	$1,402,648	Deutsche Bank AG	11/16/2016	$7,236
1,371	Australian Dollar	1,033	Goldman Sachs International	11/16/2016	10
47,114	Australian Dollar	35,482	Goldman Sachs International	11/16/2016	345
671,779	Australian Dollar	514,981	State Street Bank and Trust Company	11/16/2016	(4,152)
612,372	Australian Dollar	470,020	Goldman Sachs International	11/16/2016	(4,364)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
92,822	Australian Dollar	$70,387	Royal Bank of Canada	11/16/2016	$196
278,031	Australian Dollar	208,277	Societe Generale	11/16/2016	3,142
88,703	Australian Dollar	66,455	Goldman Sachs International	11/16/2016	996
345,531	Australian Dollar	258,856	State Street Bank and Trust Company	11/16/2016	3,891
62,349	Australian Dollar	47,105	State Street Bank and Trust Company	11/16/2016	306
138,436	Australian Dollar	104,458	Goldman Sachs International	11/16/2016	810
459,387	Australian Dollar	349,495	State Street Bank and Trust Company	11/16/2016	(171)
347,873	Australian Dollar	266,720	Societe Generale	11/16/2016	(2,193)
1,854,104	Australian Dollar	1,418,398	Societe Generale	11/16/2016	(8,513)
241,173	Australian Dollar	184,449	State Street Bank and Trust Company	11/16/2016	(1,058)
401,541	Australian Dollar	307,657	State Street Bank and Trust Company	11/16/2016	(2,320)
73,286	Australian Dollar	56,195	Societe Generale	11/16/2016	(467)
45,830	Australian Dollar	34,844	Royal Bank of Canada	11/16/2016	5
130,398	Australian Dollar	98,758	State Street Bank and Trust Company	11/16/2016	398
148,127	Australian Dollar	112,334	Societe Generale	11/16/2016	303
242,404	Australian Dollar	182,640	Societe Generale	11/16/2016	1,687
53,469	Australian Dollar	40,393	State Street Bank and Trust Company	11/16/2016	266
65,381	Australian Dollar	49,811	Societe Generale	11/16/2016	(94)
447,722	Canadian Dollar	344,383	State Street Bank and Trust Company	11/16/2016	(10,552)
6,499,509	Canadian Dollar	4,990,103	Deutsche Bank AG	11/16/2016	(143,932)
823,553	Canadian Dollar	632,544	State Street Bank and Trust Company	11/16/2016	(18,485)
20,909	Canadian Dollar	15,965	Royal Bank of Canada	11/16/2016	(374)
846,175	Canadian Dollar	646,078	Royal Bank of Canada	11/16/2016	(15,152)
11,101,579	Canadian Dollar	8,480,936	Societe Generale	11/16/2016	(203,365)
210,462	Canadian Dollar	164,057	State Street Bank and Trust Company	11/16/2016	(7,132)
176,459	Canadian Dollar	134,672	Societe Generale	11/16/2016	(3,100)
281,557	Canadian Dollar	213,991	Goldman Sachs International	11/16/2016	(4,057)
149,602	Canadian Dollar	113,783	State Street Bank and Trust Company	11/16/2016	(2,236)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
183,498	Canadian Dollar	$138,771	Goldman Sachs International	11/16/2016	$(1,951)
6,499,509	Canadian Dollar	4,965,612	Societe Generale	11/16/2016	(119,441)
683,930	Canadian Dollar	521,646	State Street Bank and Trust Company	11/16/2016	(11,693)
943,163	Canadian Dollar	711,751	Societe Generale	11/16/2016	(8,509)
259,749	Canadian Dollar	196,294	State Street Bank and Trust Company	11/16/2016	(2,620)
193,493	Canadian Dollar	147,007	Royal Bank of Canada	11/16/2016	(2,735)
65,826	Canadian Dollar	49,398	State Street Bank and Trust Company	11/16/2016	(317)
385,914	Canadian Dollar	288,292	Goldman Sachs International	11/16/2016	(546)
638,553	Euro	715,965	Goldman Sachs International	11/16/2016	(14,603)
3,114,721	Euro	3,492,319	Goldman Sachs International	11/16/2016	(71,232)
103,365	Euro	116,156	Deutsche Bank AG	11/16/2016	(2,624)
64,736	Euro	72,747	Deutsche Bank AG	11/16/2016	(1,644)
131,223	Euro	146,852	State Street Bank and Trust Company	11/16/2016	(2,722)
676,272	Euro	759,061	Societe Generale	11/16/2016	(16,271)
593,989	Euro	665,434	State Street Bank and Trust Company	11/16/2016	(13,020)
84,414	Euro	94,567	State Street Bank and Trust Company	11/16/2016	(1,850)
292,104	Euro	326,468	Goldman Sachs International	11/16/2016	(5,632)
265,772	Euro	299,674	Goldman Sachs International	11/16/2016	(7,760)
315,500	Euro	356,588	Goldman Sachs International	11/16/2016	(10,055)
22,575	Euro	25,456	Goldman Sachs International	11/16/2016	(660)
234,710	Euro	262,609	Royal Bank of Canada	11/16/2016	(4,813)
223,031	Euro	250,239	State Street Bank and Trust Company	11/16/2016	(5,270)
57,588	Euro	64,613	State Street Bank and Trust Company	11/16/2016	(1,361)
159,347	Euro	178,067	Royal Bank of Canada	11/16/2016	(3,047)
252,278	Euro	281,916	Royal Bank of Canada	11/16/2016	(4,823)
147,829	Euro	166,489	State Street Bank and Trust Company	11/16/2016	(4,120)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
99,634	Euro	$111,766	Royal Bank of Canada	11/16/2016	$(2,332)
337,712	Euro	378,834	Royal Bank of Canada	11/16/2016	(7,904)
239,713	Euro	269,358	Societe Generale	11/16/2016	(6,067)
475,393	Euro	534,152	Deutsche Bank AG	11/16/2016	(11,999)
103,365	Euro	116,117	Societe Generale	11/16/2016	(2,584)
64,736	Euro	72,722	Societe Generale	11/16/2016	(1,619)
132,391	Euro	148,980	State Street Bank and Trust Company	11/16/2016	(3,567)
14,232	Euro	16,019	Societe Generale	11/16/2016	(387)
51,284	Euro	57,666	Royal Bank of Canada	11/16/2016	(1,338)
675,519	Euro	752,663	State Street Bank and Trust Company	11/16/2016	(10,700)
67,657	Euro	75,085	Societe Generale	11/16/2016	(773)
218,061	Euro	240,484	State Street Bank and Trust Company	11/16/2016	(974)
86,037	Euro	94,813	Royal Bank of Canada	11/16/2016	(313)
201,786	Euro	222,094	Societe Generale	11/16/2016	(460)
449,664	Euro	495,085	State Street Bank and Trust Company	11/16/2016	(1,192)
36,869	Euro	40,359	Goldman Sachs International	11/16/2016	136
91,656	Euro	99,723	State Street Bank and Trust Company	11/16/2016	948
154,516	Euro	168,301	Societe Generale	11/16/2016	1,414
51,740	Euro	56,222	State Street Bank and Trust Company	11/16/2016	607
97,947	Euro	106,946	Royal Bank of Canada	11/16/2016	635
55,613	Euro	61,002	Goldman Sachs International	11/16/2016	82
1,325,058	Pound Sterling	1,760,061	Goldman Sachs International	11/16/2016	(137,756)
75,990	Pound Sterling	101,517	State Street Bank and Trust Company	11/16/2016	(8,481)
72,022	Pound Sterling	96,216	State Street Bank and Trust Company	11/16/2016	(8,038)
183,259	Pound Sterling	243,549	Societe Generale	11/16/2016	(19,180)
37,392	Pound Sterling	49,640	Royal Bank of Canada	11/16/2016	(3,860)
167,925	Pound Sterling	222,929	Royal Bank of Canada	11/16/2016	(17,334)
94,480	Pound Sterling	125,563	Societe Generale	11/16/2016	(9,888)
119,288	Pound Sterling	159,071	Royal Bank of Canada	11/16/2016	(13,023)
17,009	Pound Sterling	22,483	Goldman Sachs International	11/16/2016	(1,658)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
121,899	Pound Sterling	$161,128	Goldman Sachs International	11/16/2016	$(11,884)
147,064	Pound Sterling	194,401	State Street Bank and Trust Company	11/16/2016	(14,347)
144,394	Pound Sterling	188,855	State Street Bank and Trust Company	11/16/2016	(12,070)
48,948	Pound Sterling	63,530	Goldman Sachs International	11/16/2016	(3,601)
181,165	Pound Sterling	235,666	Royal Bank of Canada	11/16/2016	(13,861)
193,064	Pound Sterling	251,058	Royal Bank of Canada	11/16/2016	(14,685)
778,981	Pound Sterling	1,012,597	Deutsche Bank AG	11/16/2016	(58,869)
270,236	Pound Sterling	348,589	Societe Generale	11/16/2016	(17,732)
102,361	Pound Sterling	129,466	State Street Bank and Trust Company	11/16/2016	(4,143)
120,923	Pound Sterling	150,339	Societe Generale	11/16/2016	(2,289)
500,000	Pound Sterling	612,023	Goldman Sachs International	11/16/2016	142
4,169,417	Japanese Yen	40,368	Goldman Sachs International	11/16/2016	(592)
50,960,946	Japanese Yen	493,473	Deutsche Bank AG	11/16/2016	(7,308)
11,720,831	Japanese Yen	113,497	Deutsche Bank AG	11/16/2016	(1,681)
51,726,006	Japanese Yen	498,165	State Street Bank and Trust Company	11/16/2016	(4,701)
377,952,501	Japanese Yen	3,660,504	Royal Bank of Canada	11/16/2016	(54,852)
110,362,059	Japanese Yen	1,068,866	Royal Bank of Canada	11/16/2016	(16,017)
64,234,301	Japanese Yen	622,523	Societe Generale	11/16/2016	(9,730)
37,893,545	Japanese Yen	371,979	State Street Bank and Trust Company	11/16/2016	(10,477)
5,224,387	Japanese Yen	50,916	Royal Bank of Canada	11/16/2016	(1,075)
17,679,670	Japanese Yen	173,759	Goldman Sachs International	11/16/2016	(5,096)
12,601,763	Japanese Yen	123,546	Goldman Sachs International	11/16/2016	(3,326)
18,928,391	Japanese Yen	185,278	State Street Bank and Trust Company	11/16/2016	(4,702)
5,169,650	Japanese Yen	50,684	Royal Bank of Canada	11/16/2016	(1,366)
17,847,128	Japanese Yen	176,436	Royal Bank of Canada	11/16/2016	(6,176)
61,633,650	Japanese Yen	607,881	Societe Generale	11/16/2016	(19,899)
3,756,879	Japanese Yen	37,053	Societe Generale	11/16/2016	(1,213)
11,720,831	Japanese Yen	115,914	Societe Generale	11/16/2016	(4,098)
50,960,946	Japanese Yen	503,981	Societe Generale	11/16/2016	(17,816)
5,941,711	Japanese Yen	58,701	Societe Generale	11/16/2016	(2,017)
24,320,252	Japanese Yen	236,663	Royal Bank of Canada	11/16/2016	(4,648)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
16,291,051	Japanese Yen	$157,073	State Street Bank and Trust Company	11/16/2016	$(1,657)
14,323,814	Japanese Yen	137,989	Societe Generale	11/16/2016	(1,341)
29,490,038	Japanese Yen	283,173	Royal Bank of Canada	11/16/2016	(1,839)
15,077,707	Japanese Yen	145,331	State Street Bank and Trust Company	11/16/2016	(1,490)
30,848,344	Japanese Yen	296,157	Societe Generale	11/16/2016	(1,865)
18,389,717	Japanese Yen	174,806	Goldman Sachs International	11/16/2016	632
3,206,526	Mexican Peso	171,344	State Street Bank and Trust Company	11/16/2016	(1,942)
531,158	Mexican Peso	28,121	Goldman Sachs International	11/16/2016	(60)
879,384	Mexican Peso	46,756	State Street Bank and Trust Company	11/16/2016	(297)
1,524,926	Mexican Peso	79,332	Goldman Sachs International	11/16/2016	1,231
973,226	Mexican Peso	50,631	Goldman Sachs International	11/16/2016	786
788,786	Mexican Peso	39,878	Goldman Sachs International	11/16/2016	1,794
7,724,383	Mexican Peso	399,602	State Street Bank and Trust Company	11/16/2016	8,481
898,013	Mexican Peso	47,641	Goldman Sachs International	11/16/2016	(199)
19,228	New Zealand Dollar	14,043	State Street Bank and Trust Company	11/16/2016	(301)
6,021,887	New Zealand Dollar	4,378,273	Royal Bank of Canada	11/16/2016	(74,516)
2,427,553	New Zealand Dollar	1,767,487	Societe Generale	11/16/2016	(32,549)
116,044	New Zealand Dollar	84,457	Goldman Sachs International	11/16/2016	(1,522)
464,462	New Zealand Dollar	344,919	Royal Bank of Canada	11/16/2016	(12,974)
793,066	New Zealand Dollar	582,381	Royal Bank of Canada	11/16/2016	(15,588)
235,272	New Zealand Dollar	171,807	Goldman Sachs International	11/16/2016	(3,662)
98,658	New Zealand Dollar	71,663	Goldman Sachs International	11/16/2016	(1,154)
344,883	New Zealand Dollar	251,233	State Street Bank and Trust Company	11/16/2016	(4,750)
336,741	New Zealand Dollar	244,147	Royal Bank of Canada	11/16/2016	(3,483)
142,050	New Zealand Dollar	103,744	State Street Bank and Trust Company	11/16/2016	(2,223)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
48,772	New Zealand Dollar	$35,620	State Street Bank and Trust Company	11/16/2016	$(763)
826,069	New Zealand Dollar	596,996	State Street Bank and Trust Company	11/16/2016	(6,616)
264,139	New Zealand Dollar	190,905	Royal Bank of Canada	11/16/2016	(2,129)
2,837,630	New Zealand Dollar	2,057,566	Deutsche Bank AG	11/16/2016	(29,551)
184,636	New Zealand Dollar	133,935	State Street Bank and Trust Company	11/16/2016	(1,978)
93,816	New Zealand Dollar	68,042	State Street Bank and Trust Company	11/16/2016	(993)
61,281	New Zealand Dollar	44,557	Societe Generale	11/16/2016	(761)
307,738	New Zealand Dollar	220,812	Royal Bank of Canada	11/16/2016	(876)
58,291	New Zealand Dollar	41,579	State Street Bank and Trust Company	11/16/2016	81
172,195	New Zealand Dollar	122,826	State Street Bank and Trust Company	11/16/2016	240
286,112	New Zealand Dollar	203,997	Societe Generale	11/16/2016	483
291,911	New Zealand Dollar	205,831	Societe Generale	11/16/2016	2,793
210,552	New Zealand Dollar	149,325	Royal Bank of Canada	11/16/2016	1,154
596,632	New Zealand Dollar	430,086	State Street Bank and Trust Company	11/16/2016	(3,681)
74,495	New Zealand Dollar	53,086	State Street Bank and Trust Company	11/16/2016	154
48,600	New Zealand Dollar	34,670	Goldman Sachs International	11/16/2016	64
697,135	New Zealand Dollar	497,318	Goldman Sachs International	11/16/2016	915
14,865,754	Norwegian Krona	1,791,347	State Street Bank and Trust Company	11/16/2016	7,899
29,427,949	Norwegian Krona	3,536,006	Societe Generale	11/16/2016	25,745
2,037,728	Norwegian Krona	244,812	Royal Bank of Canada	11/16/2016	1,821
591,432	Norwegian Krona	71,245	Goldman Sachs International	11/16/2016	338
522,134	Norwegian Krona	63,661	Royal Bank of Canada	11/16/2016	(465)
2,094,530	Norwegian Krona	253,760	Societe Generale	11/16/2016	(253)
10,038,818	Norwegian Krona	1,218,466	State Street Bank and Trust Company	11/16/2016	(3,439)
981,501	Norwegian Krona	118,275	Royal Bank of Canada	11/16/2016	519
830,442	Norwegian Krona	100,407	State Street Bank and Trust Company	11/16/2016	104
378,214	Norwegian Krona	45,645	Royal Bank of Canada	11/16/2016	132
827,350	Norwegian Krona	102,192	Royal Bank of Canada	11/16/2016	(2,056)
9,668,321	Norwegian Krona	1,201,688	Deutsche Bank AG	11/16/2016	(31,502)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,495,146	Norwegian Krona	$186,238	State Street Bank and Trust Company	11/16/2016	$(5,276)
840,452	Norwegian Krona	103,080	Societe Generale	11/16/2016	(1,357)
454,813	Norwegian Krona	55,045	State Street Bank and Trust Company	11/16/2016	2
20,527,004	South African Rand	1,390,869	Royal Bank of Canada	11/16/2016	127,269
1,656,126	Swedish Krona	194,082	State Street Bank and Trust Company	11/16/2016	(10,609)
5,690,139	Swedish Krona	665,420	State Street Bank and Trust Company	11/16/2016	(35,041)
22,513,031	Swedish Krona	2,631,595	Royal Bank of Canada	11/16/2016	(137,500)
17,261,226	Swedish Krona	2,015,557	Goldman Sachs International	11/16/2016	(103,281)
3,034,132	Swedish Krona	359,573	State Street Bank and Trust Company	11/16/2016	(23,439)
602,663	Swedish Krona	70,610	Goldman Sachs International	11/16/2016	(3,844)
1,466,583	Swedish Krona	173,140	Goldman Sachs International	11/16/2016	(10,665)
5,365,331	Swedish Krona	631,397	Societe Generale	11/16/2016	(37,002)
1,863,541	Swedish Krona	218,023	Royal Bank of Canada	11/16/2016	(11,571)
428,321	Swedish Krona	50,263	State Street Bank and Trust Company	11/16/2016	(2,812)
3,588,438	Swedish Krona	418,748	Royal Bank of Canada	11/16/2016	(21,205)
864,551	Swedish Krona	100,699	Royal Bank of Canada	11/16/2016	(4,920)
13,071,931	Swedish Krona	1,525,491	Deutsche Bank AG	11/16/2016	(77,324)
693,541	Swedish Krona	81,132	Royal Bank of Canada	11/16/2016	(4,298)
1,628,305	Swedish Krona	188,546	State Street Bank and Trust Company	11/16/2016	(8,155)
1,814,738	Swedish Krona	206,116	Societe Generale	11/16/2016	(5,071)
1,942,325	Swedish Krona	220,812	State Street Bank and Trust Company	11/16/2016	(5,633)
1,064,467	Swedish Krona	119,492	Societe Generale	11/16/2016	(1,565)
2,176,243	Swedish Krona	241,042	Goldman Sachs International	11/16/2016	52
57,567	Swiss Franc	58,990	Goldman Sachs International	11/16/2016	(775)
6,163,442	Swiss Franc	6,330,374	State Street Bank and Trust Company	11/16/2016	(97,522)
71,615	Swiss Franc	73,275	State Street Bank and Trust Company	11/16/2016	(854)
100,472	Swiss Franc	103,760	State Street Bank and Trust Company	11/16/2016	(2,156)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
203,891	Swiss Franc	$209,862	Societe Generale	11/16/2016	$(3,675)
163,418	Swiss Franc	167,379	Goldman Sachs International	11/16/2016	(2,121)
517,467	Swiss Franc	534,643	Societe Generale	11/16/2016	(11,349)
277,162	Swiss Franc	286,058	Deutsche Bank AG	11/16/2016	(5,775)
108,744	Swiss Franc	112,212	Societe Generale	11/16/2016	(2,244)
171,087	Swiss Franc	174,641	State Street Bank and Trust Company	11/16/2016	(1,627)
173,769	Swiss Franc	177,385	Societe Generale	11/16/2016	(1,659)
408,970	Swiss Franc	413,800	State Street Bank and Trust Company	11/16/2016	(225)
77,494	Swiss Franc	78,443	Royal Bank of Canada	11/16/2016	(76)
132,224	Swiss Franc	133,988	Societe Generale	11/16/2016	(276)
254,025	Swiss Franc	255,553	State Street Bank and Trust Company	11/16/2016	1,331
115,899	Swiss Franc	116,802	Societe Generale	11/16/2016	402
161,730	Swiss Franc	162,773	Goldman Sachs International	11/16/2016	778
Total					$(2,033,356)
Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,854,104	Australian Dollar	$1,417,092	Deutsche Bank AG	11/16/2016	$7,207
626,790	Australian Dollar	472,036	Goldman Sachs International	11/16/2016	(4,584)
285,953	Australian Dollar	214,802	Goldman Sachs International	11/16/2016	(2,640)
439,371	Australian Dollar	329,170	Goldman Sachs International	11/16/2016	(4,933)
281,513	Australian Dollar	213,271	Goldman Sachs International	11/16/2016	(795)
391,096	Australian Dollar	294,785	Royal Bank of Canada	11/16/2016	(2,610)
176,847	Australian Dollar	132,197	Royal Bank of Canada	11/16/2016	(2,280)
340,521	Australian Dollar	258,263	Royal Bank of Canada	11/16/2016	(674)
437,700	Australian Dollar	334,255	Royal Bank of Canada	11/16/2016	1,422
717,987	Australian Dollar	541,586	Societe Generale	11/16/2016	(4,380)
52,885	Australian Dollar	39,892	Societe Generale	11/16/2016	(323)
58,856	Australian Dollar	45,130	Societe Generale	11/16/2016	375
166,121	Australian Dollar	126,130	Societe Generale	11/16/2016	(191)
1,760,136	Australian Dollar	1,326,527	State Street Bank and Trust Company	11/16/2016	(11,903)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,561,211	Australian Dollar	$2,698,223	State Street Bank and Trust Company	11/16/2016	$(9,768)
239,130	Australian Dollar	183,469	State Street Bank and Trust Company	11/16/2016	1,632
6,499,509	Canadian Dollar	4,966,727	Deutsche Bank AG	11/16/2016	120,557
2,035,957	Canadian Dollar	1,553,893	Goldman Sachs International	11/16/2016	35,841
390,246	Canadian Dollar	301,737	Goldman Sachs International	11/16/2016	10,762
224,549	Canadian Dollar	171,566	Goldman Sachs International	11/16/2016	4,138
15,582,091	Canadian Dollar	11,897,360	Royal Bank of Canada	11/16/2016	279,025
500,636	Canadian Dollar	378,974	Royal Bank of Canada	11/16/2016	5,689
518,988	Canadian Dollar	394,398	Royal Bank of Canada	11/16/2016	7,430
464,635	Canadian Dollar	350,313	Royal Bank of Canada	11/16/2016	3,872
108,217	Canadian Dollar	82,018	Royal Bank of Canada	11/16/2016	1,330
45,677	Canadian Dollar	34,894	Societe Generale	11/16/2016	837
303,360	Canadian Dollar	232,133	Societe Generale	11/16/2016	5,941
364,584	Canadian Dollar	275,484	Societe Generale	11/16/2016	3,643
358,437	Canadian Dollar	272,904	Societe Generale	11/16/2016	5,646
467,005	Canadian Dollar	349,702	Societe Generale	11/16/2016	1,494
821,414	Canadian Dollar	631,823	State Street Bank and Trust Company	11/16/2016	19,359
138,014	Canadian Dollar	104,681	State Street Bank and Trust Company	11/16/2016	1,775
328,603	Canadian Dollar	249,149	State Street Bank and Trust Company	11/16/2016	4,136
126,521	Canadian Dollar	96,438	State Street Bank and Trust Company	11/16/2016	2,101
286,609	Canadian Dollar	217,299	State Street Bank and Trust Company	11/16/2016	3,598
319,971	Canadian Dollar	241,384	State Street Bank and Trust Company	11/16/2016	2,807
150,535	Canadian Dollar	114,875	State Street Bank and Trust Company	11/16/2016	2,633
475,393	Euro	534,223	Deutsche Bank AG	11/16/2016	12,070
64,736	Euro	72,737	Deutsche Bank AG	11/16/2016	1,634
103,365	Euro	116,141	Deutsche Bank AG	11/16/2016	2,609
916,008	Euro	1,027,056	Goldman Sachs International	11/16/2016	20,949
3,262,060	Euro	3,657,520	Goldman Sachs International	11/16/2016	74,602

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
80,983	Euro	$90,510	Goldman Sachs International	11/16/2016	$1,562
153,665	Euro	172,988	Goldman Sachs International	11/16/2016	4,209
110,991	Euro	125,155	Goldman Sachs International	11/16/2016	3,247
58,647	Euro	65,714	Goldman Sachs International	11/16/2016	1,298
61,447	Euro	68,829	Goldman Sachs International	11/16/2016	1,338
206,880	Euro	231,732	Goldman Sachs International	11/16/2016	4,504
58,624	Euro	65,682	Goldman Sachs International	11/16/2016	1,292
450,000	Euro	489,704	Goldman Sachs International	11/16/2016	(4,559)
232,589	Euro	253,445	Goldman Sachs International	11/16/2016	(2,022)
69,703	Euro	76,103	Goldman Sachs International	11/16/2016	(456)
159,374	Euro	174,008	Goldman Sachs International	11/16/2016	(1,043)
201,985	Euro	226,659	Royal Bank of Canada	11/16/2016	4,807
38,288	Euro	42,965	Royal Bank of Canada	11/16/2016	911
2,801,698	Euro	3,143,953	Royal Bank of Canada	11/16/2016	66,679
68,555	Euro	77,265	Royal Bank of Canada	11/16/2016	1,967
539,320	Euro	608,931	Royal Bank of Canada	11/16/2016	16,563
190,426	Euro	215,004	Royal Bank of Canada	11/16/2016	5,848
38,422	Euro	43,203	Royal Bank of Canada	11/16/2016	1,002
240,508	Euro	265,041	Royal Bank of Canada	11/16/2016	876
1,782,545	Euro	2,000,764	Societe Generale	11/16/2016	42,887
606,364	Euro	680,595	Societe Generale	11/16/2016	14,589
152,198	Euro	171,214	Societe Generale	11/16/2016	4,046
189,874	Euro	213,597	Societe Generale	11/16/2016	5,047
475,393	Euro	534,039	Societe Generale	11/16/2016	11,886
59,623	Euro	67,110	Societe Generale	11/16/2016	1,623
162,631	Euro	181,756	Societe Generale	11/16/2016	3,128
35,620	Euro	39,809	Societe Generale	11/16/2016	685
66,225	Euro	72,890	Societe Generale	11/16/2016	151
64,848	Euro	72,571	State Street Bank and Trust Company	11/16/2016	1,345
236,734	Euro	266,923	State Street Bank and Trust Company	11/16/2016	6,904
See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
5,679,240	Euro	$6,362,339	State Street Bank and Trust Company	11/16/2016	$124,486
158,339	Euro	178,349	State Street Bank and Trust Company	11/16/2016	4,436
740,390	Euro	833,875	State Street Bank and Trust Company	11/16/2016	20,660
34,726	Euro	39,077	State Street Bank and Trust Company	11/16/2016	936
167,980	Euro	188,079	State Street Bank and Trust Company	11/16/2016	3,576
402,828	Euro	451,026	State Street Bank and Trust Company	11/16/2016	8,576
38,847	Euro	43,283	State Street Bank and Trust Company	11/16/2016	615
81,796	Euro	90,452	State Street Bank and Trust Company	11/16/2016	611
20,128	Euro	21,900	State Street Bank and Trust Company	11/16/2016	(208)
41,460	Euro	45,109	State Street Bank and Trust Company	11/16/2016	(429)
97,556	Euro	106,008	State Street Bank and Trust Company	11/16/2016	(1,144)
778,981	Pound Sterling	1,040,345	Deutsche Bank AG	11/16/2016	86,616
1,613,967	Pound Sterling	2,143,816	Goldman Sachs International	11/16/2016	167,791
1,947,779	Pound Sterling	2,587,215	Goldman Sachs International	11/16/2016	202,495
8,110	Pound Sterling	10,802	Goldman Sachs International	11/16/2016	873
123,475	Pound Sterling	149,960	Goldman Sachs International	11/16/2016	(1,214)
417,377	Pound Sterling	554,089	Royal Bank of Canada	11/16/2016	43,082
13,624	Pound Sterling	18,207	Royal Bank of Canada	11/16/2016	1,527
106,450	Pound Sterling	139,456	Royal Bank of Canada	11/16/2016	9,126
364,434	Pound Sterling	484,328	Societe Generale	11/16/2016	38,141
102,608	Pound Sterling	136,230	Societe Generale	11/16/2016	10,604
129,571	Pound Sterling	168,557	Societe Generale	11/16/2016	9,919
778,981	Pound Sterling	1,012,616	Societe Generale	11/16/2016	58,888
63,281	Pound Sterling	77,179	Societe Generale	11/16/2016	(298)
12,863	Pound Sterling	15,701	Societe Generale	11/16/2016	(47)
135,126	Pound Sterling	164,942	Societe Generale	11/16/2016	(497)
241,890	Pound Sterling	323,148	State Street Bank and Trust Company	11/16/2016	26,995

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
141,119	Pound Sterling	$188,031	State Street Bank and Trust Company	11/16/2016	$15,255
130,246	Pound Sterling	161,113	State Street Bank and Trust Company	11/16/2016	1,649
140,568	Pound Sterling	172,501	State Street Bank and Trust Company	11/16/2016	400
62,364	Pound Sterling	76,781	State Street Bank and Trust Company	11/16/2016	427
64,272	Pound Sterling	78,446	State Street Bank and Trust Company	11/16/2016	(244)
11,720,831	Japanese Yen	115,859	Deutsche Bank AG	11/16/2016	4,042
50,960,946	Japanese Yen	503,741	Deutsche Bank AG	11/16/2016	17,576
36,401,619	Japanese Yen	352,439	Goldman Sachs International	11/16/2016	5,169
9,183,391	Japanese Yen	89,093	Goldman Sachs International	11/16/2016	1,483
30,390,669	Japanese Yen	300,259	Goldman Sachs International	11/16/2016	10,333
419,368,291	Japanese Yen	4,064,280	Societe Generale	11/16/2016	63,524
43,424,391	Japanese Yen	426,714	Societe Generale	11/16/2016	12,447
36,681,486	Japanese Yen	355,088	Societe Generale	11/16/2016	5,148
9,465,929	Japanese Yen	91,136	Societe Generale	11/16/2016	832
192,047,414	Japanese Yen	1,855,351	State Street Bank and Trust Company	11/16/2016	23,227
149,146,484	Japanese Yen	1,440,890	State Street Bank and Trust Company	11/16/2016	18,038
38,061,329	Japanese Yen	375,019	State Street Bank and Trust Company	11/16/2016	11,915
31,342,254	Japanese Yen	309,614	State Street Bank and Trust Company	11/16/2016	10,610
21,436,488	Japanese Yen	206,655	State Street Bank and Trust Company	11/16/2016	2,152
949,157	Mexican Peso	50,651	Goldman Sachs International	11/16/2016	506
784,804	Mexican Peso	42,131	Goldman Sachs International	11/16/2016	669
2,072,122	Mexican Peso	109,815	Royal Bank of Canada	11/16/2016	344
965,668	Mexican Peso	52,351	Royal Bank of Canada	11/16/2016	1,335
3,234,514	Mexican Peso	171,409	Societe Generale	11/16/2016	528
1,274,525	Mexican Peso	65,295	Societe Generale	11/16/2016	(2,039)
13,287,303	Mexican Peso	710,021	State Street Bank and Trust Company	11/16/2016	8,046

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
8,117,867	Mexican Peso	$427,751	State Street Bank and Trust Company	11/16/2016	$(1,120)
2,837,630	New Zealand Dollar	2,073,343	Deutsche Bank AG	11/16/2016	45,329
118,099	New Zealand Dollar	85,811	Goldman Sachs International	11/16/2016	1,407
177,034	New Zealand Dollar	128,633	Goldman Sachs International	11/16/2016	2,109
121,579	New Zealand Dollar	88,844	Goldman Sachs International	11/16/2016	1,954
6,228,915	New Zealand Dollar	4,528,795	Royal Bank of Canada	11/16/2016	77,077
1,964,680	New Zealand Dollar	1,428,440	Royal Bank of Canada	11/16/2016	24,311
108,863	New Zealand Dollar	79,557	Royal Bank of Canada	11/16/2016	1,754
7,128,911	New Zealand Dollar	5,190,517	Societe Generale	11/16/2016	95,585
143,068	New Zealand Dollar	104,167	Societe Generale	11/16/2016	1,918
578,499	New Zealand Dollar	420,978	Societe Generale	11/16/2016	7,533
61,287	New Zealand Dollar	44,562	Societe Generale	11/16/2016	761
398,873	New Zealand Dollar	290,021	Societe Generale	11/16/2016	4,952
118,262	New Zealand Dollar	84,245	Societe Generale	11/16/2016	(275)
192,489	New Zealand Dollar	140,584	State Street Bank and Trust Company	11/16/2016	3,015
59,552	New Zealand Dollar	43,199	State Street Bank and Trust Company	11/16/2016	638
465,476	New Zealand Dollar	337,656	State Street Bank and Trust Company	11/16/2016	4,987
925,909	New Zealand Dollar	683,774	State Street Bank and Trust Company	11/16/2016	22,040
79,564	New Zealand Dollar	57,501	State Street Bank and Trust Company	11/16/2016	637
2,837,630	New Zealand Dollar	2,058,729	State Street Bank and Trust Company	11/16/2016	30,715
328,072	New Zealand Dollar	233,433	State Street Bank and Trust Company	11/16/2016	(1,035)
84,959	New Zealand Dollar	59,887	State Street Bank and Trust Company	11/16/2016	(832)
115,018	New Zealand Dollar	82,256	State Street Bank and Trust Company	11/16/2016	55
9,668,321	Norwegian Krona	1,166,464	Deutsche Bank AG	11/16/2016	(3,721)
3,175,630	Norwegian Krona	381,063	Goldman Sachs International	11/16/2016	(3,292)
552,398	Norwegian Krona	66,641	Goldman Sachs International	11/16/2016	(217)
3,772,487	Norwegian Krona	456,104	Goldman Sachs International	11/16/2016	(491)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
535,230	Norwegian Krona	$65,397	Royal Bank of Canada	11/16/2016	$617
1,322,759	Norwegian Krona	164,983	Royal Bank of Canada	11/16/2016	4,886
1,096,174	Norwegian Krona	133,696	Royal Bank of Canada	11/16/2016	1,023
7,027,728	Norwegian Krona	873,773	Societe Generale	11/16/2016	23,187
1,804,068	Norwegian Krona	226,478	Societe Generale	11/16/2016	8,127
1,484,744	Norwegian Krona	182,982	Societe Generale	11/16/2016	3,279
519,239	Norwegian Krona	63,409	Societe Generale	11/16/2016	564
1,047,221	Norwegian Krona	126,975	Societe Generale	11/16/2016	227
8,487,274	Norwegian Krona	1,043,990	State Street Bank and Trust Company	11/16/2016	16,751
9,668,321	Norwegian Krona	1,201,734	State Street Bank and Trust Company	11/16/2016	31,549
3,954,765	Norwegian Krona	494,451	State Street Bank and Trust Company	11/16/2016	15,794
3,694,624	Norwegian Krona	456,977	State Street Bank and Trust Company	11/16/2016	9,806
1,699,181	Norwegian Krona	207,364	State Street Bank and Trust Company	11/16/2016	1,707
521,148	Norwegian Krona	63,932	State Street Bank and Trust Company	11/16/2016	856
30,522,825	South African Rand	2,068,166	Royal Bank of Canada	11/16/2016	(189,245)
452,179	South African Rand	30,867	State Street Bank and Trust Company	11/16/2016	(2,575)
13,071,931	Swedish Krona	1,535,404	Deutsche Bank AG	11/16/2016	87,237
1,651,322	Swedish Krona	194,783	Goldman Sachs International	11/16/2016	11,842
637,839	Swedish Krona	74,622	Goldman Sachs International	11/16/2016	3,960
439,025	Swedish Krona	52,145	Royal Bank of Canada	11/16/2016	3,507
2,322,117	Swedish Krona	276,022	Royal Bank of Canada	11/16/2016	18,767
15,705	Swedish Krona	1,836	Societe Generale	11/16/2016	96
12,427,266	Swedish Krona	1,453,086	Societe Generale	11/16/2016	76,338
2,426,177	Swedish Krona	283,231	Societe Generale	11/16/2016	14,448
13,071,931	Swedish Krona	1,524,988	Societe Generale	11/16/2016	76,821
1,639,676	Swedish Krona	192,231	Societe Generale	11/16/2016	10,581
2,247,963	Swedish Krona	260,096	Societe Generale	11/16/2016	11,056
1,761,083	Swedish Krona	201,006	Societe Generale	11/16/2016	5,905
2,094,081	Swedish Krona	247,589	State Street Bank and Trust Company	11/16/2016	15,598
1,106,722	Swedish Krona	129,320	State Street Bank and Trust Company	11/16/2016	6,713
2,913,874	Swedish Krona	341,130	State Street Bank and Trust Company	11/16/2016	18,318

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,156,878	Swedish Krona	$134,539	State Street Bank and Trust Company	11/16/2016	$6,375
1,690,868	Swedish Krona	191,489	State Street Bank and Trust Company	11/16/2016	4,167
1,043,789	Swedish Krona	117,034	State Street Bank and Trust Company	11/16/2016	1,398
277,162	Swiss Franc	284,225	Deutsche Bank AG	11/16/2016	3,942
168,172	Swiss Franc	173,334	Goldman Sachs International	11/16/2016	3,268
523,299	Swiss Franc	536,359	Royal Bank of Canada	11/16/2016	7,167
105,877	Swiss Franc	109,092	Royal Bank of Canada	11/16/2016	2,023
302,149	Swiss Franc	309,423	Royal Bank of Canada	11/16/2016	3,871
300,541	Swiss Franc	309,590	Royal Bank of Canada	11/16/2016	5,664
143,638	Swiss Franc	147,244	Royal Bank of Canada	11/16/2016	1,988
8,911,899	Swiss Franc	9,131,849	Societe Generale	11/16/2016	119,588
277,162	Swiss Franc	286,053	Societe Generale	11/16/2016	5,770
150,267	Swiss Franc	152,429	Societe Generale	11/16/2016	470
47,076	Swiss Franc	48,219	State Street Bank and Trust Company	11/16/2016	611
52,061	Swiss Franc	53,907	State Street Bank and Trust Company	11/16/2016	1,259
61,231	Swiss Franc	62,705	State Street Bank and Trust Company	11/16/2016	783
156,386	Swiss Franc	158,231	State Street Bank and Trust Company	11/16/2016	83
Total					$2,601,796

For the year ended October 31, 2016, the Fund's investments in forward contracts had an average notional value of $268,070,198.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Credit default swap contracts ("credit default swaps")

At October 31, 2016, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount(a)		Contract Annual Fixed Rate(b)	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit LLC	ITRAXX.XO.25.V1	EUR	4,800,000	5.00%	6/20/2021	$(298,250)	$(109,214)	$(31,001)	$(438,465)
ICE Clear Credit LLC	CDX.EM.26.V1		$3,100,000	1.00%	12/20/2021	197,008	6,220	(3,617)	199,611
	Total					$(101,242)	$(102,994)	$(34,618)	$(238,854)

(a)  Notional amount is stated in the currency in which the contract is denominated.

  EUR = Euro

(b)  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default swaps.

At October 31, 2016, the Fund had $269,334 deposited in a segregated account to cover margin requirements for centrally cleared credit default swaps.

For the year ended October 31, 2016, the average notional value of credit default swaps for the Fund was $10,076,917 for buy protection and $11,715,206 for sell protection.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$6,847	$—	$6,847
Mortgage-Backed Securities(a)	—	1,192	—	1,192
Corporate Bonds(a)	—	22,271	—	22,271
Asset-Backed Securities	—	9,912	—	9,912
Foreign Government Securities(a)	—	4,332	—	4,332
Exchange Traded Funds	3,201	—	—	3,201
Short-Term Investment	—	2,120	—	2,120
Total Investments	$3,201	$46,674	$—	$49,875

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,035	$—	$—	$1,035
Liabilities	(533)	—	—	(533)
Forward contracts(b)
Assets	—	3,072	—	3,072
Liabilities	—	(2,504)	—	(2,504)
Swap contracts
Assets	—	200	—	200
Liabilities	—	(438)	—	(438)
Total	$502	$330	$—	$832

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$387,791	$119,451	$332,315	$4,239,505	$125,719	$201,341
Affiliated issuers	—	—	—	—	—	—
	387,791	119,451	332,315	4,239,505	125,719	201,341
Cash	4	33	1,816	7,458	162	371
Foreign currency*	4	140	—	—	—	—
Cash collateral segregated for futures contracts (Note A)	746	117	—	—	—	—
Cash collateral segregated for swap contracts (Note A)	—	561	—	—	—	—
Interest receivable	1,786	1,975	826	65,622	1,606	2,115
Receivable for securities sold	9,782	36	2,315	11,524	—	405
Receivable for variation margin on futures contracts (Note A)	225	14	—	—	—	—
Receivable for Fund shares sold	292	27	262	2,117	51	67
Receivable from Management—net (Note B)	—	9	—	—	48	—
Receivable for forward foreign currency contracts (Note A)	—	550	—	—	—	—
OTC Swap contracts, at value (Note A)	—	193	—	—	—	—
Receivable for variation margin on centrally cleared swap contracts (Note A)	—	—	—	—	—	—
Prepaid expenses and other assets	41	22	21	195	21	25
Total Assets	400,671	123,128	337,555	4,326,421	127,607	204,324
Liabilities
Distributions payable	122	1	89	6,141	—	32
Due to custodian	—	—	—	—	—	—
OTC Swap contracts, at value (Note A)	—	544	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	816	—	—	—	—
Payable for securities purchased	36,464	714	34,341	66,085	3,911	3,548
Payable for Fund shares redeemed	325	164	564	9,317	86	454
Payable to investment manager—net (Notes A & B)	77	56	124	1,745	42	42
Payable to administrator—net (Note B)	6	—	13	568	—	3
Payable to trustees	6	6	6	6	6	6
Accrued capital gains taxes	—	88	—	—	—	—
Accrued expenses and other payables	125	168	162	497	72	114
Total Liabilities	37,125	2,557	35,299	84,359	4,117	4,199
Unfunded Loan Commitments (Note A)
Net Assets	$363,546	$120,571	$302,256	$4,242,062	$123,490	$200,125
Net Assets consist of:
Paid-in capital	$360,220	$127,764	$320,379	$4,299,932	$120,923	$192,827
Undistributed net investment income (loss)	—	112	—	147	2	—
Distributions in excess of net investment income	(121)	—	(170)	—	—	—
Accumulated net realized gains (losses) on investments	740	(7,864)	(17,036)	(201,501)	718	1,288
Net unrealized appreciation (depreciation) in value of investments	2,707	559	(917)	143,484	1,847	6,010
Net Assets	$363,546	$120,571	$302,256	$4,242,062	$123,490	$200,125
Net Assets
Investor Class	$12,128	$—	$—	$134,770	$—	$15,796
Trust Class	—	—	—	—	—	—
Institutional Class	320,569	120,187	254,355	3,067,930	122,375	170,124
Class A	25,939	120	23,261	93,310	799	10,065
Class C	4,910	264	24,640	31,229	316	4,140
Class R3	—	—	—	6,606	—	—
Class R6	—	—	—	908,217	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,150	—	—	15,518	—	1,319
Trust Class	—	—	—	—	—	—
Institutional Class	30,342	13,504	25,699	352,658	11,745	14,221
Class A	2,463	14	2,350	10,747	77	842
Class C	466	30	2,490	3,590	30	346
Class R3	—	—	—	760	—	—
Class R6	—	—	—	104,393	—	—

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$61,480	$88,214	$110,429	$2,489,789	$49,875
Affiliated issuers	—	—	—	77,136	—
	61,480	88,214	110,429	2,566,925	49,875
Cash	134	—	—	1,336	10
Foreign currency*	—	—	—	128	3,841
Cash collateral segregated for futures contracts (Note A)	—	22	—	8,032	728
Cash collateral segregated for swap contracts (Note A)	—	—	—	4,410	269
Interest receivable	763	341	1,435	16,599	458
Receivable for securities sold	—	—	958	31,672	406
Receivable for variation margin on futures contracts (Note A)	—	5	—	902	139
Receivable for Fund shares sold	—	305	6	4,080	—
Receivable from Management—net (Note B)	—	21	3	—	27
Receivable for forward foreign currency contracts (Note A)	—	—	—	—	3,072
OTC Swap contracts, at value (Note A)	—	—	—	—	—
Receivable for variation margin on centrally cleared swap contracts (Note A)	—	—	—	2,893	1
Prepaid expenses and other assets	6	33	33	93	53
Total Assets	62,383	88,941	112,864	2,637,070	58,879
Liabilities
Distributions payable	11	5	—	958	—
Due to custodian	—	—	191	—	—
OTC Swap contracts, at value (Note A)	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	—	—	2,504
Payable for securities purchased	—	1,125	845	483,907	1,223
Payable for Fund shares redeemed	4	41	27	4,933	—
Payable to investment manager—net (Notes A & B)	13	19	47	961	21
Payable to administrator—net (Note B)	8	—	—	503	—
Payable to trustees	6	6	6	6	6
Accrued capital gains taxes	—	—	—	—	—
Accrued expenses and other payables	72	118	94	368	139
Total Liabilities	114	1,314	1,210	491,636	3,893
Unfunded Loan Commitments (Note A)
Net Assets	$62,269	$87,627	$111,654	$2,145,434	$54,986
Net Assets consist of:
Paid-in capital	$58, 909	$101,927	$125,347	$2,166,957	$65,475
Undistributed net investment income (loss)	12	151	—	—	113
Distributions in excess of net investment income	—	—	(1)	(414)	—
Accumulated net realized gains (losses) on investments	658	(14,495)	(15,273)	(57,936)	(11,348)
Net unrealized appreciation (depreciation) in value of investments	2,690	44	1,581	36,827	746
Net Assets	$62,269	$87,627	$111,654	$2,145,434	$54,986
Net Assets
Investor Class	$—	$28,862	$—	$—	$—
Trust Class	—	2,607	—	27,723	—
Institutional Class	62,269	48,317	107,039	1,436,813	4,690
Class A	—	4,872	3,419	290,517	610
Class C	—	2,969	1,196	183,874	35
Class R3	—	—	—	—	—
Class R6	—	—	—	206,507	49,651
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	3,672	—	—	—
Trust Class	—	348	—	2,506	—
Institutional Class	3,505	6,152	11,046	129,848	511
Class A	—	651	353	26,231	67
Class C	—	397	123	16,619	4
Class R3	—	—	—	—	—
Class R6	—	—	—	18,677	5,405

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016
Net Asset Value, offering and redemption price per share
Investor Class	$10.54	$—	$—	$8.68	$—	$11.97
Trust Class	—	—	—	—	—	—
Institutional Class	10.57	8.90	9.90	8.70	10.42	11.96
Class R3	—	—	—	8.69	—	—
Class R6	—	—	—	8.70	—	—
Net Asset Value and redemption price per share
Class A	$10.53	$8.90	$9.90	$8.68	$10.42	$11.96
Offering Price per share
Class A‡	$11.00	$9.30	$10.34	$9.07	$10.88	$12.49
Net Asset Value and offering price per share
Class C^	$10.54	$8.90	$9.90	$8.70	$10.42	$11.96
*Cost of Investments:
Unaffiliated issuers	$385,441	$118,176	$333,232	$4,096,021	$123,872	$195,331
Affiliated issuers	—	—	—	—	—	—
Total cost of investments	$385,441	$118,176	$333,232	$4,096,021	$123,872	$195,331
Total cost of foreign currency	$4	$167	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016
Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.86	$—	$—	$—
Trust Class	—	7.49	—	11.06	—
Institutional Class	17.76	7.85	9.69	11.07	9.18
Class R3	—	—	—	—	—
Class R6	—	—	—	11.06	9.19
Net Asset Value and redemption price per share
Class A	$—	$7.49	$9.70	$11.08	$9.17
Offering Price per share
Class A‡	$—	$7.68	$10.13	$11.57	$9.58
Net Asset Value and offering price per share
Class C^	$—	$7.49	$9.69	$11.06	$9.18
*Cost of Investments:
Unaffiliated issuers	$58,790	$88,172	$108,848	$2,455,451	$50,010
Affiliated issuers	—	—	—	77,159	—
Total cost of investments	$58,790	$88,172	$108,848	$2,532,610	$50,010
Total cost of foreign currency	$—	$—	$—	$122	$3,885

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$9,364	$8,465	$12,257	$238,342	$3,786	$4,632
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—
Dividend income—unaffiliated issuers	—	—	—	1,678	—	—
Foreign taxes withheld (Note A)	—	(37)	—	—	—	—
Total income	$9,364	$8,428	$12,257	$240,020	$3,786	$4,632
Expenses:
Investment management fees (Note B)	819	679	1,299	18,109	392	446
Administration fees (Note B)	197	74	156	2,264	59	107
Administration fees (Note B):
Investor Class	26	—	—	321	—	34
Trust Class	—	—	—	—	—	—
Institutional Class	252	111	193	2,447	86	136
Class A	63	—	42	202	5	15
Class C	10	1	53	71	1	7
Class R3	—	—	—	14	—	—
Class R6	—	—	—	153	—	—
Distribution fees (Note B):
Investor Class	31	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	75	—	50	241	5	18
Class C	48	3	252	336	3	32
Class R3	—	—	—	33	—	—
Shareholder servicing agent fees:
Investor Class	23	—	—	56	—	12
Trust Class	—	—	—	—	—	—
Institutional Class	11	1	2	432	—	1
Class A	5	—	4	19	1	—
Class C	1	—	1	4	—	—
Class R3	—	—	—	7	—	—
Class R6	—	—	—	2	—	—
Audit fees	32	62	36	66	28	60
Custodian and accounting fees	217	302	365	690	80	130
Insurance expense	10	5	10	127	2	5
Legal fees	104	107	123	130	122	110
Registration and filing fees	105	49	76	228	75	67
Shareholder reports	50	22	17	264	6	11
Trustees' fees and expenses	53	53	53	56	53	53
Interest expense	5	4	—	6	—	2
Miscellaneous	41	23	20	229	6	13
Total expenses	2,178	1,496	2,752	26,507	924	1,259
Expenses reimbursed by Management (Note B)	(459)	(375)	(572)	(2)	(419)	(275)
Management fees waived (Notes A & B)	—	—	—	—	—	—
Total net expenses	1,719	1,121	2,180	26,505	505	984
Net investment income (loss)	$7,645	$7,307	$10,077	$213,515	$3,281	$3,648

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$2,000	$1,060	$8,544	$78,053	$3,146
Dividend income—affiliated issuers (Note F)	—	—	—	1,165	—
Dividend income—unaffiliated issuers	—	—	—	5,186	235
Foreign taxes withheld (Note A)	—	—	—	—	—
Total income	$2,000	$1,060	$8,544	$84,404	$3,381
Expenses:
Investment management fees (Note B)	159	188	777	11,376	421
Administration fees (Note B)	95	45	103	1,241	56
Administration fees (Note B):
Investor Class	—	61	—	—	—
Trust Class	—	12	—	97	—
Institutional Class	—	32	152	1,174	74
Class A	—	11	6	671	1
Class C	—	6	2	397	—
Class R3	—	—	—	—	—
Class R6	—	—	—	45	2
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	28	—
Class A	—	13	7	799	1
Class C	—	29	10	1,890	1
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	35	—	—	—
Trust Class	—	1	—	4	—
Institutional Class	59	4	1	21	37
Class A	—	1	1	93	—
Class C	—	—	—	17	—
Class R3	—	—	—	—	—
Class R6	—	—	—	3	—
Audit fees	31	62	37	71	65
Custodian and accounting fees	56	96	167	660	179
Insurance expense	2	2	6	68	2
Legal fees	122	108	104	106	105
Registration and filing fees	23	92	71	205	129
Shareholder reports	8	10	9	179	—
Trustees' fees and expenses	52	52	52	54	52
Interest expense	—	1	1	16	5
Miscellaneous	5	8	15	331	20
Total expenses	612	869	1,521	19,546	1,150
Expenses reimbursed by Management (Note B)	—	(372)	(201)	(505)	(541)
Management fees waived (Notes A & B)	—	—	—	(446)	—
Total net expenses	612	497	1,320	18,595	609
Net investment income (loss)	$1,388	$563	$7,224	$65,809	$2,772

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,379	(11,660)	(11,623)	(102,952)	765	1,290
Sales of investment securities of affiliated issuers	—	—	—	—	—	—
Futures contracts	(2,292)	(334)	—	—	—	—
Foreign currency	(47)	(101)	—	—	—	—
Forward foreign currency contracts	—	593	—	—	—	—
Swap contracts	—	(91)	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	3,261	14,732	9,647	259,869	1,572	250
Affiliated investment securities	—	—	—	—	—	—
Futures contracts	883	71	—	—	—	—
Foreign currency	8	(32)	—	—	—	—
Forward foreign currency contracts	—	(312)	—	—	—	—
Swap contracts	—	1,004	—	—	—	—
Net gain (loss) on investments	7,192	3,870	(1,976)	156,917	2,337	1,540
Net increase (decrease) in net assets resulting from operations	$14,837	$11,177	$8,101	$370,432	$5,618	$5,188

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	670	105	(11,823)	(18,419)	(8,741)
Sales of investment securities of affiliated issuers	—	—	—	(9,212)	—
Futures contracts	—	(8)	—	(23,863)	(8,237)
Foreign currency	—	—	—	(1,087)	(1,066)
Forward foreign currency contracts	—	—	—	—	1,453
Swap contracts	—	—	—	122	414
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	69	45	10,060	81,851	3,343
Affiliated investment securities	—	—	—	14,822	—
Futures contracts	—	1	—	8,196	2,545
Foreign currency	—	—	—	(218)	(79)
Forward foreign currency contracts	—	—	—	—	1,345
Swap contracts	—	—	—	(544)	(559)
Net gain (loss) on investments	739	143	(1,763)	51,648	(9,582)
Net increase (decrease) in net assets resulting from operations	$2,127	$706	$5,461	$117,457	$(6,810)

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)(Note A)	$7,645	$6,392	$7,307	$10,296	$10,077	$14,361
Net realized gain (loss) on investments (Note A)	3,040	1,832	(11,593)	(18,419)	(11,623)	(3,235)
Net increase from payments by affiliates (Note B)	—	—	—	18	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	4,152	(4,666)	15,463	(14,339)	9,647	(6,921)
Net increase (decrease) in net assets resulting from operations	14,837	3,558	11,177	(22,444)	8,101	4,205
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(246)	(241)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(6,803)	(4,863)	—	(1,790)	(8,545)	(12,506)
Class A	(611)	(639)	—	(2)	(730)	(961)
Class C	(62)	(36)	—	(2)	(724)	(894)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(53)	(88)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(1,167)	(1,383)	—	(188)	—	—
Class A	(130)	(230)	—	(0)	—	—
Class C	(20)	(23)	—	(0)	—	—
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	(8,480)	(63)	—
Class A	—	—	(7,218)	(7)	(6)	—
Class C	—	—	(10)	(8)	(8)	—
Class R6	—	—	(12)	—	—	—
Total distributions to shareholders	(9,092)	(7,503)	(7,240)	(10,477)	(10,076)	(14,361)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,859	1,165	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	141,846	117,623	5,774	49,494	145,234	112,144
Class A	6,969	10,879	60	194	11,589	5,314
Class C	3,421	1,077	25	138	3,859	2,940
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	271	303	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	6,166	4,895	7,206	10,420	7,502	9,779
Class A	661	798	4	5	583	691
Class C	47	25	2	2	389	442
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL INTERMEDIATE BOND FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Period from June 22, 2015 (Commencement of Operations) to October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)(Note A)	$213,515	$189,449	$3,281	$301	$3,648	$3,697
Net realized gain (loss) on investments (Note A)	(102,952)	(97,473)	765	27	1,290	266
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	259,869	(182,483)	1,572	275	250	(959)
Net increase (decrease) in net assets resulting from operations	370,432	(90,507)	5,618	603	5,188	3,004
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(8,460)	(12,198)	—	—	(312)	(376)
Trust Class	—	—	—	—	—	—
Institutional Class	(154,104)	(118,198)	(3,212)	(274)	(3,180)	(3,204)
Class A	(5,109)	(10,188)	(63)	(23)	(126)	(92)
Class C	(1,536)	(2,155)	(6)	(4)	(30)	(25)
Class R3	(336)	(427)	—	—	—	—
Class R6	(43,972)	(46,317)	—	—	—	—
Net realized gain on investments:
Investor Class	—	(1,761)	—	—	(26)	(18)
Trust Class	—	—	—	—	—	—
Institutional Class	—	(14,285)	(15)	—	(229)	(139)
Class A	—	(2,072)	(2)	—	(8)	(6)
Class C	—	(372)	(0)	—	(4)	(2)
Class R3	—	(64)	—	—	—	—
Class R6	—	(5,065)	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(213,517)	(213,102)	(3,298)	(301)	(3,915)	(3,862)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	14,354	23,617	—	—	959	500
Trust Class	—	—	—	—	—	—
Institutional Class	1,754,843	1,306,736	110,537	37,850	44,300	15,219
Class A	74,260	100,668	12,051	5,393	9,345	1,556
Class C	2,277	3,517	298	500	2,434	1,600
Class R3	14,022	2,127	—	—	—	—
Class R6	291,720	253,191	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	7,856	13,161	—	—	283	326
Trust Class	—	—	—	—	—	—
Institutional Class	94,743	97,025	3,219	89	3,031	2,756
Class A	4,184	10,903	58	20	73	77
Class C	853	1,358	2	—	14	7
Class R3	282	420	—	—	—	—
Class R6	43,857	51,361	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Payments for shares redeemed:
Investor Class	(2,690)	(2,492)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(72,550)	(48,034)	(65,376)	(55,944)	(190,299)	(177,890)
Class A	(12,768)	(12,601)	(187)	(3)	(10,033)	(18,992)
Class C	(2,027)	(1,174)	(50)	(34)	(6,888)	(12,826)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	71,205	72,464	(52,542)	4,272	(38,064)	(78,398)
Net Increase (Decrease) in Net Assets	76,950	68,519	(48,605)	(28,649)	(40,039)	(88,554)
Net Assets:
Beginning of year	286,596	218,077	169,176	197,825	342,295	430,849
End of year	$363,546	$286,596	$120,571	$169,176	$302,256	$342,295
Undistributed net investment income (loss) at end of year	$—	$—	$112	$189	$—	$—
Distributions in excess of net investment income at end of year	$(121)	$(134)	$—	$—	$(170)	$(137)

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL INTERMEDIATE BOND FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Period from June 22, 2015 (Commencement of Operations) to October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Payments for shares redeemed:
Investor Class	(71,234)	(101,401)	—	—	(1,821)	(1,900)
Trust Class	—	—	—	—	—	—
Institutional Class	(974,887)	(1,279,153)	(16,475)	(15,343)	(15,306)	(15,547)
Class A	(89,265)	(306,778)	(16,404)	(432)	(3,090)	(6,763)
Class C	(13,017)	(16,971)	(495)	—	(531)	(879)
Class R3	(15,440)	(3,887)	—	—	—	—
Class R6	(248,976)	(185,183)	—	—	—	—
Net increase (decrease) from Fund share transactions	890,432	(29,289)	92,791	28,077	39,691	(3,048)
Net Increase (Decrease) in Net Assets	1,047,347	(332,898)	95,111	28,379	40,964	(3,906)
Net Assets:
Beginning of year	3,194,715	3,527,613	28,379	—	159,161	163,067
End of year	$4,242,062	$3,194,715	$123,490	$28,379	$200,125	$159,161
Undistributed net investment income (loss) at end of year	$147	$149	$2	$2	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)(Note A)	$1,388	$1,581	$563	$113	$7,224	$9,006
Net realized gain (loss) on investments (Note A)	670	156	97	(33)	(11,823)	(3,159)
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	69	(455)	46	214	10,060	(6,638)
Net increase (decrease) in net assets resulting from operations	2,127	1,282	706	294	5,461	(791)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(322)	(321)	—	—
Trust Class	—	—	(27)	(30)	—	—
Institutional Class	(1,388)	(1,581)	(463)	(340)	(7,086)	(8,885)
Class A	—	—	(49)	(48)	(108)	(112)
Class C	—	—	(6)	(3)	(30)	(9)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(148)	(155)	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(1,536)	(1,736)	(867)	(742)	(7,224)	(9,006)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	3,720	3,040	—	—
Trust Class	—	—	735	273	—	—
Institutional Class	364	655	43,184	20,571	36,746	53,417
Class A	—	—	4,964	1,976	10,857	738
Class C	—	—	3,443	1,667	1,032	158
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	298	299	—	—
Trust Class	—	—	27	29	—	—
Institutional Class	1,377	1,545	432	308	6,945	8,866
Class A	—	—	33	29	92	87
Class C	—	—	3	1	30	8
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)(Note A)	$65,809	$63,020	$2,772	$2,511
Net realized gain (loss) on investments (Note A)	(52,459)	4,642	(16,177)	(571)
Net increase from payments by affiliates (Note B)	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	104,107	(90,247)	6,595	(5,694)
Net increase (decrease) in net assets resulting from operations	117,457	(22,585)	(6,810)	(3,754)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	(908)	(1,449)	—	—
Institutional Class	(46,068)	(39,299)	—	(1,243)
Class A	(10,103)	(10,529)	—	(54)
Class C	(4,632)	(4,182)	—	(4)
Class R3	—	—	—	—
Class R6	(8,260)	(6,358)	—	(70)
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	(287)	—	—
Institutional Class	—	(6,366)	—	—
Class A	—	(1,921)	—	—
Class C	—	(1,048)	—	—
Class R3	—	—	—	—
Class R6	—	(981)	—	—
Tax return of capital:
Trust Class	(25)	(168)	—	—
Institutional Class	(1,153)	(4,076)	(2,642)	(1,088)
Class A	(283)	(1,247)	(15)	(54)
Class C	(167)	(655)	(1)	(9)
Class R6	(201)	(645)	(228)	(52)
Total distributions to shareholders	(71,800)	(79,211)	(2,886)	(2,574)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	4,542	15,910	—	—
Institutional Class	633,736	821,570	5,937	205,943
Class A	127,239	248,328	513	1,079
Class C	29,985	68,410	11	162
Class R3	—	—	—	—
Class R6	36,828	89,997	48,965	137
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	919	1,890	—	—
Institutional Class	35,079	39,061	1,461	1,056
Class A	8,280	11,294	14	95
Class C	3,321	3,977	1	12
Class R3	—	—	—	—
Class R6	8,425	7,985	227	110

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Payments for shares redeemed:
Investor Class	—	—	(5,030)	(3,955)	—	—
Trust Class	—	—	(1,105)	(581)	—	—
Institutional Class	(3,695)	(5,785)	(25,462)	(18,917)	(169,792)	(32,546)
Class A	—	—	(4,265)	(4,486)	(10,387)	(1,493)
Class C	—	—	(2,436)	(1,721)	(186)	(271)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(1,954)	(3,585)	18,541	(1,467)	(124,663)	28,964
Net Increase (Decrease) in Net Assets	(1,363)	(4,039)	18,380	(1,915)	(126,426)	19,167
Net Assets:
Beginning of year	63,632	67,671	69,247	71,162	238,080	218,913
End of year	$62,269	$63,632	$87,627	$69,247	$111,654	$238,080
Undistributed net investment income (loss) at end of year	$12	$12	$151	$148	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$(1)	$(4)

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	(31,045)	(11,613)	—	—
Institutional Class	(616,878)	(487,479)	(181,754)	(35,018)
Class A	(212,185)	(190,591)	(51)	(7,962)
Class C	(56,525)	(44,354)	(156)	(968)
Class R3	—	—	—	—
Class R6	(74,919)	(6,156)	(75)	(7,027)
Net increase (decrease) from Fund share transactions	(103,198)	568,229	(124,907)	157,619
Net Increase (Decrease) in Net Assets	(57,541)	466,433	(134,603)	151,291
Net Assets:
Beginning of year	2,202,975	1,736,542	189,589	38,298
End of year	$2,145,434	$2,202,975	$54,986	$189,589
Undistributed net investment income (loss) at end of year	$—	$—	$113	$—
Distributions in excess of net investment income at end of year	$(414)	$(1,269)	$—	$(785)

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt, New York Municipal Income and Unconstrained Bond) is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, eleven offer Institutional Class shares, ten offer Class A shares, ten offer Class C shares, one offers Class R3 shares and three offer Class R6 shares. Municipal High Income had no operations until June 22, 2015, other than matters relating to its organization and registration of its shares under the 1933 Act. The Neuberger Berman Income Funds' Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities for long and short positions is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of the Funds' investments in exchange-traded funds and exchange-traded purchased option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern Time on days NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which each of Core Bond, High Income and Short Duration participated as a class member. The amounts of such proceeds for the year ended October 31, 2016 were $22,585, $30 and $64,731 for Core Bond, High Income and Short Duration, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2016, the Funds did not have any unrecognized tax positions.

At October 31, 2016, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$386,332	$5,387	$3,928	$1,459
Emerging Markets Debt	118,988	6,410	5,947	463
Floating Rate Income	333,271	1,919	2,875	(956)
High Income	4,100,110	194,965	55,570	139,395
Municipal High Income	123,890	2,486	657	1,829
Municipal Intermediate Bond	195,331	6,576	566	6,010
New York Muncipal Income	58,790	2,842	152	2,690
Short Duration	88,319	164	269	(105)
Short Duration High Income	108,933	2,414	918	1,496
Strategic Income	2,542,538	70,986	46,599	24,387
Unconstrained Bond	50,353	1,494	1,972	(478)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses; foreign currency gains and losses; amortization of bond premium; gains and losses from swaps; rollforward of swap true-up from prior years; foreign currencies and forwards; non-affiliated and affiliated capital gain reclass; non-deductible stock issuance costs; return of capital distributions; expiration of capital loss carryforwards; return of capital distributions; paydown gains and losses on mortgage-backed and asset-backed securities; defaulted bond income adjustments; capital gains tax and deemed distributions on shareholder redemptions; tax adjustments related to swap contracts. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2016, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Core Bond	$64,860	$89,648	$(154,508)
Emerging Markets Debt	(1,866,492)	(7,384,039)	9,250,531
Floating Rate Income	—	(111,266)	111,266
High Income	—	—	—
Municipal High Income	46,822	—	(46,822)
Municipal Intermediate Bond	—	—	—
New York Muncipal Income	12,183	—	(12,183)
Short Duration	—	307,426	(307,426)
Short Duration High Income	(3,485)	3,485	—
Strategic Income	—	5,016,888	(5,016,888)
Unconstrained Bond	(1,855,350)	(1,873,884)	3,729,234

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015, was as follows:

	Distributions Paid From:
	Taxabe Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2016	2015		2016	2015		2016	2015		2016	2015		2016	2015
Core Bond	$9,092,477	$7,503,261		$—	$—		$—	$—		$—	$—		$9,092,477	$7,503,261
Emerging Markets Debt	—	1,981,608		—	—		—	—		7,239,937	8,495,278		7,239,937	10,476,886
Floating Rate Income	9,998,301	14,360,607		—	—		—	—		77,491	—		10,075,792	14,360,607
High Income	213,516,639	193,082,387		—	—		—	20,019,123		—	—		213,516,639	213,101,510
Municipal High Income	25,212	2,203	(1)	3,272,590	298,865	(1)	—	—	(1)	—	—	(1)	3,297,802	301,068	(1)
Municipal Intermediate Bond	16,267	211		3,648,257	3,696,529		250,786	164,551		—	—		3,915,310	3,861,291
New York Muncipal Income	4,808	1,837		1,387,301	1,579,374		143,937	155,422		—	—		1,536,046	1,736,633
Short Duration	866,457	741,645		—	—		—	—		—	—		866,457	741,645
Short Duration High Income	7,224,475	9,005,064		—	—		—	—		—	—		7,224,475	9,005,064
Strategic Income	69,971,155	72,419,440		—	—		—	—		1,829,367	6,790,969		71,800,522	79,210,409
Unconstrained Bond	—	1,371,085		—	—		—	—		2,885,754	1,203,080		2,885,754	2,574,165

(1)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$1,989,368	$—	$—	$1,457,461	$—	$(121,565)	$3,325,264
Emerging Markets Debt	—	—	—	(58,702)	(7,091,775)	(43,184)	(7,193,661)
Floating Rate Income	—	—	—	(956,378)	(17,024,717)	(141,206)	(18,122,301)
High Income	6,296,302	—	—	139,395,338	(197,420,578)	(6,140,988)	(57,869,926)
Municipal High Income	686,718	21,446	49,229	1,829,228	—	(19,206)	2,567,415
Municipal Intermediate Bond	39,810	31,732	1,248,077	6,010,442	—	(31,892)	7,298,169
New York Muncipal Income	167,731	22,760	491,001	2,689,531	—	(10,853)	3,360,170
Short Duration	156,202	—	—	(104,762)	(14,346,715)	(4,717)	(14,299,992)
Short Duration High Income	—	—	—	1,495,671	(15,185,648)	(2,996)	(13,692,973)
Strategic Income	—	—	—	23,843,038	(44,153,154)	(1,212,621)	(21,522,737)
Unconstrained Bond	—	—	—	(598,678)	(9,860,096)	(30,271)	(10,489,045)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles; timing differences of distribution payments; defaulted bond income adjustments; delayed settlement compensation on bank loans; mark-to-market adjustments on swaps, futures and forwards; amortization of bond premium; tax adjustments related to swap contracts; and unamortized organization expenses.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post- Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2016, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2017	2018	2019
Floating Rate Income	$—	$—	$835,287
Short Duration	8,069,282	850,271	1,276,932

	Post-Enactment
	Long-Term	Short-Term
Emerging Markets Debt	$4,679,829	$2,411,946
Floating Rate Income	10,959,306	5,230,124
High Income	158,361,746	39,058,832
Short Duration	3,859,151	291,079
Short Duration High Income	11,738,405	3,447,243
Strategic Income	44,153,154	—
Unconstrained Bond	2,580,838	7,279,258

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld pertaining to interest or dividends, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2016, Emerging Markets Debt had accrued capital gains taxes of $88,405, which is reflected in the Statements of Assets and Liabilities.

11  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: Certain of the Funds' use of derivatives during the year ended October 31, 2016, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2016. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended October 31, 2016, Core Bond, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2016, Strategic Income used futures for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the year ended October 31, 2016, Unconstrained Bond used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance returns.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2016, Emerging Markets Debt used forward contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to add value by applying foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the year ended October 31, 2016, Unconstrained Bond used forward contracts to obtain or reduce exposure to certain markets, hedge risk and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the year ended October 31, 2016, Strategic Income used credit default swaps for economic hedging purposes, including as a sector allocation adjustment mechanism towards credit. During the year ended October 31, 2016, Emerging Markets Debt used credit default swaps as a relative value trade, such as having a long position in Brazilian sovereign debt while funding it with a short position in Mexican credit default swaps, to take advantage of the portfolio managers' views on sovereign credit spreads and spreads in emerging market corporates, or on the portfolio spread duration (with emerging market credit default swaps) without using cash. During the year ended October 31, 2016, Unconstrained Bond used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance returns. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of the swap.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the year ended October 31, 2016, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. Under the terms of interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Cross currency swap contracts: During the year ended October 31, 2016, Emerging Markets Debt used cross currency swap transactions to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rate movements and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or do not exist, and to add value by obtaining leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Options on exchange-traded financial futures contracts: A Fund may write or purchase options on exchange-traded financial futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific financial futures contract. During the year ended October 31, 2016, Unconstrained Bond used futures options to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance returns.

At October 31, 2016, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$706,742	$—	$6,425	$713,167
Total Value—Assets		$706,742	$—	$6,425	$713,167
Emerging Markets Debt
Futures	Receivable/Payable for variation margin on futures contracts(a)	$122,730	$—	$—	$122,730
Forward contracts	Receivable for forward foreign currency contracts	—	—	549,764	549,764
OTC swaps	Swap contracts, at value(c)	193,264	—	—	193,264
Total Value—Assets		$315,994	$—	$549,764	$865,758
Short Duration
Futures	Receivable/Payable for variation margin on futures contracts(a)	$1,619	$—	$—	$1,619
Total Value—Assets		$1,619	$—	$—	$1,619
Strategic Income
Futures	Receivable/Payable for variation margin on financial futures contracts(a)	$5,739,066	$—	$1,636,670	$7,375,736
Total Value—Assets		$5,739,066	$—	$1,636,670	$7,375,736

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Unconstrained Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$1,035,406	$—	$—	$1,035,406
Forward contracts	Receivable for forward foreign currency contracts	—	—	3,072,635	3,072,635
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	—	199,611	—	199,611
Total Value—Assets		$1,035,406	$199,611	$3,072,635	$4,307,652

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(172,613)	$—	$(181,571)	$(354,184)
Total Value—Liabilities		$(172,613)	$—	$(181,571)	$(354,184)
Emerging Markets Debt
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(42,479)	$—	$—	$(42,479)
Forward contracts	Payable for forward foreign currency contracts	—	—	$(815,554)	(815,554)
OTC swaps	Swap contracts, at value(c)	(489,989)	—	(54,242)	(544,231)
Total Value—Liabilities		$(532,468)	$—	$(869,796)	$(1,402,264)
Strategic Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(1,839,919)	$—	$(2,328,781)	$(4,168,700)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	—	(6,941,524)	—	(6,941,524)
Total Value—Liabilities		$(1,839,919)	$(6,941,524)	$(2,328,781)	$(11,110,224)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Unconstrained Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(533,423)	$—	$—	$(533,423)
Forward contracts	Payable for forward foreign currency contracts	—	—	(2,504,195)	(2,504,195)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	—	(438,465)	—	(438,465)
Total Value—Liabilities		$(533,423)	$(438,465)	$(2,504,195)	$(3,476,083)

(a)  "Futures" reflects the cumulative appreciation/(depreciation) of futures as of October 31, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." The outstanding variation margin as of October 31, 2016, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(b)  "Centrally cleared swaps" reflects cumulative unrealized appreciation/(depreciation) of centrally cleared credit default swaps as of October 31, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." Variation margin on centrally cleared credit default swaps is reported within the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

(c)  "OTC swaps" reflects the appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of October 31, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2016, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Net realized gain (loss) on: futures contracts	$(2,285,726)	$—	$(6,204)	$(2,291,930)
Total Realized Gain (Loss)		$(2,285,726)	$—	$(6,204)	$(2,291,930)
Emerging Markets Debt
Futures	Net realized gain (loss) on: futures contracts	$(333,717)	$—	$—	$(333,717)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	593,229	593,229
Swaps	Net realized gain (loss) on: swap contracts	(78,378)	(49,950)	37,584	(90,744)
Total Realized Gain (Loss)		$(412,095)	$(49,950)	$630,813	$168,768

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Short Duration
Futures	Net realized gain (loss) on: futures contracts	$(7,542)	$—	$—	$(7,542)
Total Realized Gain (Loss)		$(7,542)	$—	$—	$(7,542)
Strategic Income
Futures	Net realized gain (loss) on: futures contracts	$(25,380,783)	$—	$1,518,170	$(23,862,613)
Swaps	Net realized gain (loss) on: swap contracts	—	121,594	—	121,594
Total Realized Gain (Loss)		$(25,380,783)	$121,594	$1,518,170	$(23,741,019)
Unconstrained Bond
Futures	Net realized gain (loss) on: futures contracts	$(8,237,459)	$—	$—	$(8,237,459)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	1,453,526	1,453,526
Swaps	Net realized gain (loss) on: swap contracts	—	414,098	—	414,098
Futures Options	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	(63,988)	—	—	(63,988)
Total Realized Gain (Loss)		$(8,301,447)	$414,098	$1,453,526	$(6,433,823)

Change in Appreciation/
(Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$794,980	$—	$87,799	$882,779
Total Change in Appreciation/ (Depreciation)		$794,980	$—	$87,799	$882,779

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$71,091	$—	$—	$71,091
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	(311,898)	(311,898)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	1,046,803	—	(42,409)	1,004,394
Total Change in Appreciation/ (Depreciation)		$1,117,894	$—	$(354,307)	$763,587
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$1,619	$—	$—	$1,619
Total change in Appreciation/ (Depreciation)		$1,619	$—	$—	$1,619
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$7,591,758	$—	$604,237	$8,195,995
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	(544,193)	—	(544,193)
Total Change in Appreciation/ (Depreciation)		$7,591,758	$(544,193)	$604,237	$7,651,802
Unconstrained Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$2,545,217	$—	$—	$2,545,217
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	1,345,644	1,345,644
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	(559,884)	—	(559,884)
Total Change in Appreciation/ (Depreciation)		$2,545,217	$(559,884)	$1,345,644	$3,330,977

Management has concluded that the Funds, except Core Bond, Emerging Markets Debt, Short Duration, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the year ended October 31, 2016, that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only Emerging Markets Debt and Unconstrained Bond at October 31, 2016. Emerging Markets Debt's and Unconstrained Bond's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present Emerging Markets Debt's and Unconstrained Bond's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by Emerging Markets Debt and Unconstrained Bond for assets and pledged by Emerging Markets Debt and Unconstrained Bond for liabilities as of October 31, 2016.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
OTC swap contracts	$193,264	$—	$193,264
Forward contracts	549,764	—	549,764
Total	$743,028	$—	$743,028
Unconstrained Bond
Forward contracts	$3,072,635	$—	$3,072,635
Total	$3,072,635	$—	$3,072,635

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
Citibank, N.A.	$97,941	$(97,941)	$—	$—
Goldman Sachs International	402,428	(402,428)	—	—
JPMorgan Chase Bank, N.A.	242,659	(242,659)	—	—
Total	$743,028	$(743,028)	$—	$—
Unconstrained Bond
Deutsche Bank AG	$396,055	$(375,930)	$—	$20,125
Goldman Sachs International	586,712	(438,302)	—	148,410
Royal Bank of Canada	737,221	(678,033)	—	59,188
Societe Generale	805,184	(586,722)	—	218,462
State Street Bank and Trust Company	547,463	(425,208)	—	122,255
Total	$3,072,635	$(2,504,195)	$—	$568,440

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
OTC swap contracts	$(544,231)	$—	$(544,231)
Forward contracts	(815,554)	—	(815,554)
Total	$(1,359,785)	$—	$(1,359,785)
Unconstrained Bond
Forward contracts	$(2,504,195)	$—	$(2,504,195)
Total	$(2,504,195)	$—	$(2,504,195)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
Citibank, N.A.	$(301,596)	$97,941	$1,000	$(202,655)
Goldman Sachs International	(465,518)	402,428	—	(63,090)
JPMorgan Chase Bank, N.A.	(592,671)	242,659	350,012	—
Total	$(1,359,785)	$743,028	$351,012	$(265,745)
Unconstrained Bond
Deutsche Bank AG	$(375,930)	$375,930	$—	$—
Goldman Sachs International	(438,302)	438,302	—	—
Royal Bank of Canada	(678,033)	678,033	—	—
Societe Generale	(586,722)	586,722	—	—
State Street Bank and Trust Company	(425,208)	425,208	—	—
Total	$(2,504,195)	$2,504,195	$—	$—

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2016.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: Neuberger Berman Income Funds and Management have obtained from the Securities and Exchange Commission ("SEC") an exemptive order that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds ("ETFs"), in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through October 31, 2016, Strategic Income invested in Neuberger Berman Emerging Markets Debt Fund (an "Underlying Fund") (see Note F).

For Strategic Income's investment in the Underlying Fund, Management waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the year ended October 31, 2016, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2016, income earned under this Arrangement on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the year ended October 31, 2016, management fees waived and income earned under this Arrangement on Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Income Earned
Strategic Income	$445,701	$1,165,173

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-14 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of October 31, 2016, the value of unfunded loan commitments was approximately $33,000 and $18,000 for Floating Rate Income and Strategic Income, respectively, pursuant to the following loan agreements:

Floating Rate Income (000's omitted)
Borrower	Principal Amount	Value
Kenan Advantage Group, First Lien Term Loan, 1.50%, due 1/31/17	$33	$33
Strategic Income (000's omitted)
Borrower	Principal Amount	Value
Kenan Advantage Group, First Lien Term Loan, 1.50%, due 1/31/17	$18	$18

17  In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a Fund, the Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, less any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a Fund. During the year ended October 31, 2016, Floating Rate Income accepted $25,716,866 of in-kind subscriptions.

18   Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond, Municipal Intermediate Bond, New York Municipal Income and Short Duration:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Floating Rate Income:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Short Duration High Income and Unconstrained Bond:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Emerging Markets Debt and Strategic Income(a)(b):
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

(a)  0.53% after management fee waiver for Strategic Income (see Note A).

(b)  0.40% effective December 1, 2016 for Strategic Income.

Accordingly, for the year ended October 31, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.25%
Municipal High Income	0.40%
Municipal Intermediate Bond	0.25%
New York Municipal Income	0.25%
Short Duration	0.25%

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each of High Income, Strategic Income and Unconstrained Bond pays Management an administrative fee at the annual rate of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2016, there was no repayment to Management under these agreements.

At October 31, 2016, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Fiscal Year Ending October 31,
				2014	2015		2016
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2017	2018		2019
Core Bond Investor Class	0.85%		10/31/21	$37,651	$37,823		$35,596
Core Bond Institutional Class	0.45%		10/31/21	271,338	344,490		382,027
Core Bond Class A	0.85%		10/31/21	54,386	49,985		35,829
Core Bond Class C	1.60%		10/31/21	6,947	4,855		5,463
Emerging Markets Debt Institutional Class	0.90%		10/31/19	302,363	323,183		373,165
Emerging Markets Debt Class A	1.27%		10/31/19	259	428		785
Emerging Markets Debt Class C	2.02%		10/31/19	351	456		870
Floating Rate Income Institutional Class	0.70%		10/31/19	387,613	431,633		466,719
Floating Rate Income Class A	1.07%		10/31/21	51,780	40,330		48,465
Floating Rate Income Class C	1.82%		10/31/21	43,276	44,278		56,490
High Income Investor Class	1.00%		10/31/19	—	—		—
High Income Institutional Class	0.75%		10/31/19	—	—		—
High Income Class A	1.12%		10/31/19	—	—		—
High Income Class C	1.87%		10/31/19	—	—		—
High Income Class R3	1.37%		10/31/19	—	—		2,212
High Income Class R6	0.68%		10/31/19	—	—		—
Municipal High Income Institutional Class	0.50	%(b)(f)	2/28/17	—	229,181	(e)	404,441
Municipal High Income Class A	0.87	%(b)(f)	2/28/17	—	21,634	(e)	13,157
Municipal High Income Class C	1.62	%(b)(f)	2/28/17	—	6,990	(e)	1,526
Municipal Intermediate Bond Investor Class	0.65%		10/31/19	34,091	31,910		30,651
Municipal Intermediate Bond Institutional Class	0.50%		10/31/19	225,784	213,054		227,929
Municipal Intermediate Bond Class A	0.87%		10/31/19	11,332	7,646		11,816

				Expenses Reimbursed in Fiscal Year Ending October 31,
				2014		2015	2016
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2017		2018	2019
Municipal Intermediate Bond Class C	1.62%		10/31/19	$3,742		$3,595	$4,967
New York Municipal Income Institutional Class	1.00%		10/31/19	—		—	—
Short Duration Investor Class	0.70%		10/31/19	157,140		171,145	148,552
Short Duration Trust Class	0.80%		10/31/19	19,252		19,267	15,145
Short Duration Institutional Class	0.50%		10/31/19	103,260		145,815	168,696
Short Duration Class A	0.87%		10/31/19	37,232		28,843	25,265
Short Duration Class C	1.62%		10/31/19	10,870		10,195	14,268
Short Duration High Income Institutional Class	0.75%		10/31/19	163,582		123,667	194,129
Short Duration High Income Class A	1.12%		10/31/19	3,233		2,835	5,114
Short Duration High Income Class C	1.87%		10/31/19	495		358	1,742
Strategic Income Trust Class	1.10	%(g)	10/31/19	23,397		17,124	9,298
Strategic Income Institutional Class	0.75	%(g)	10/31/21	337,730		342,600	287,082
Strategic Income Class A	1.15	%(g)	10/31/21	105,929		72,397	63,154
Strategic Income Class C	1.85	%(g)	10/31/21	129,187		105,468	93,893
Strategic Income Class R6	0.68	%(g)	10/31/19	29,520		53,265	51,475
Unconstrained Bond Institutional Class	0.65	%(b)(d)	10/31/19	224,918	(c)	481,373	479,020
Unconstrained Bond Class A	1.02	%(b)(d)	10/31/19	76,023	(c)	24,942	3,371
Unconstrained Bond Class C	1.77	%(b)(d)	10/31/19	12,156	(c)	4,379	313
Unconstrained Bond Class R6	0.58	%(b)(d)	10/31/19	75,757	(c)	23,944	58,338

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Municipal High Income from June 22, 2015 (Commencement of Operations) to June 24, 2015. For the period ended October 31, 2015, voluntary reimbursements for the Institutional Class, Class A and Class C of Municipal High Income amounted to $370, $36 and $67, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Unconstrained Bond from February 13, 2014 (Commencement of Operations) to February 18, 2014. For the period ended October 31, 2014, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Unconstrained Bond amounted to $2,303, $1,180, $292 and $739, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above.

(c)  Period from February 13, 2014 (Commencement of Operations) to October 31, 2014.

(d)  From November 1, 2014 to February 28, 2015, the contractual expense limitation was 0.85%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6.

(e)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

(f)  From March 1, 2017 to October 31, 2019, the contractual expense limitation is 0.60%, 0.97% and 1.72% for Institutional Class, Class A and Class C.

(g)  0.94%, 0.59%, 0.99%, 1.69%, and 0.52% for Trust Class, Institutional Class, Class A, Class C and Class R6 of Strategic Income, respectively, effective December 1, 2016.

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, is retained by Management to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or Management.

Prior to January 1, 2016, Management retained Neuberger Berman Fixed Income LLC ("NBFI") to serve as the sub-adviser to certain Funds. NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, was retained by Management through December 31, 2015 to furnish it with investment recommendations and research information without added cost to each Fund it sub-advised. NBFI, as the sub-adviser to Core Bond, Floating Rate Income, Municipal High Income, New York Municipal Income and Short Duration High Income, was retained by Management through December 31, 2015 to provide day-to-day investment management services and received a monthly fee paid by Management. NBFI, as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, was retained by Management through December 31, 2015 to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and received a monthly fee paid by Management. As a result of the entity consolidation described on page 38 of this Annual Report, the services previously provided by NBFI under the subadvisory agreements are being provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman LLC ("Neuberger Berman") with respect to each class of shares. Neuberger Berman acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears advertising and promotion expenses.

However, Neuberger Berman receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Neuberger Berman's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Neuberger Berman receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Emerging Markets Debt Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Emerging Markets Debt Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. Neuberger Berman receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2016, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$336	$—	$—	$—
Core Bond Class C	—	188	—	—
Emerging Markets Debt Class A	—	—	—	—
Emerging Markets Debt Class C	—	—	—	—
Floating Rate Income Class A	1,003	—	—	—
Floating Rate Income Class C	—	854	—	—
High Income Class A	1,138	—	—	—
High Income Class C	—	3,279	—	—
Municipal High Income Class A	125	—	—	—
Municipal High Income Class C	—	—	—	—
Municipal Intermediate Bond Class A	1,831	—	—	—
Municipal Intermediate Bond Class C	—	697	—	—
Short Duration Class A	106	—	—	—
Short Duration Class C	—	580	—	—
Short Duration High Income Class A	1,886	—	—	—
Short Duration High Income Class C	—	—	—	—
Strategic Income Class A	35,345	—	—	—
Strategic Income Class C	—	36,192	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

For the year ended October 31, 2015, Emerging Markets Debt recorded a capital contribution from Management in the amount of $18,390. This amount was paid in connection with losses incurred in the execution of a trade.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding credit default swaps, interest rate swaps, cross currency swaps, forward contracts, futures options and futures) for the year ended October 31, 2016, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$613,014,358	$192,544,743	$577,781,407	$154,747,314
Emerging Markets Debt	—	94,679,289	—	143,696,137
Floating Rate Income	—	161,952,895	—	212,588,231
High Income	—	3,492,047,203	—	2,580,185,921
Municipal High Income	—	167,419,745	—	72,468,126
Municipal Intermediate Bond	—	121,500,759	—	77,706,918
New York Municipal Income	—	18,061,165	—	17,386,470
Short Duration	44,200,137	46,148,015	51,046,924	22,091,933
Short Duration High Income	—	84,135,011	—	203,713,016
Strategic Income	7,584,391,269	1,486,735,702	7,636,959,992	1,740,035,451
Unconstrained Bond	16,737,187	39,758,548	33,241,938	151,068,665

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2016 and October 31, 2015 was as follows:

	For the Year Ended October 31, 2016				For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Core Bond:
Investor Class	177	26	(257)	(54)	111	29		(238)	(98)
Institutional Class	13,556	588	(6,932)	7,212	11,181	467		(4,578)	7,070
Class A	669	63	(1,214)	(482)	1,038	76		(1,210)	(96)
Class C	330	4	(193)	141	103	2		(111)	(6)
Emerging Markets Debt:
Institutional Class	663	842	(8,064)	(6,559)	5,393	1,159		(6,356)	196
Class A	7	1	(22)	(14)	21	1		(0)[z]	22
Class C	3	1	(6)	(2)	15	0	[z]	(4)	11
Floating Rate Income:
Institutional Class	14,810	773	(19,712)	(4,129)	11,136	974		(17,742)	(5,632)
Class A	1,186	60	(1,037)	209	527	69		(1,894)	(1,298)
Class C	396	40	(709)	(273)	293	44		(1,275)	(938)

	For the Year Ended October 31, 2016					For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
High Income:
Investor Class	1,738	944		(8,588)	(5,906)	2,631	1,485		(11,403)	(7,287)
Institutional Class	216,940	11,307		(117,174)	111,073	146,068	10,956		(143,618)	13,406
Class A	8,951	500		(10,715)	(1,264)	11,290	1,224		(34,241)	(21,727)
Class C	277	102		(1,573)	(1,194)	393	153		(1,906)	(1,360)
Class R3	1,649	34		(1,804)	(121)	238	47		(440)	(155)
Class R6	34,425	5,234		(29,934)	9,725	28,205	5,801		(21,249)	12,757
Municipal High Income:
Institutional Class	10,761	308		(1,588)	9,481	3,784	9		(1,529)	2,264 (a)
Class A	1,184	6		(1,609)	(419)	537	2		(43)	496 (a)
Class C	28	0	[z]	(48)	(20)	50	—		—	50 (a)
Municipal Intermediate Bond:
Investor Class	80	23		(152)	(49)	42	27		(160)	(91)
Institutional Class	3,677	252		(1,274)	2,655	1,283	232		(1,310)	205
Class A	779	6		(257)	528	131	7		(568)	(430)
Class C	202	1		(44)	159	134	1		(74)	61
New York Municipal Income:
Institutional Class	20	77		(207)	(110)	37	88		(328)	(203)
Short Duration:
Investor Class	473	38		(639)	(128)	385	38		(501)	(78)
Trust Class	98	3		(147)	(46)	36	4		(77)	(37)
Institutional Class	5,486	55		(3,237)	2,304	2,609	39		(2,398)	250
Class A	662	4		(569)	97	263	4		(596)	(329)
Class C	459	0	[z]	(324)	135	222	0	[z]	(228)	(6)
Short Duration High Income:
Institutional Class	3,952	734		(18,049)	(13,363)	5,423	901		(3,299)	3,025
Class A	1,156	10		(1,104)	62	75	9		(151)	(67)
Class C	110	3		(20)	93	16	1		(27)	(10)
Strategic Income:
Trust Class	419	85		(2,915)	(2,411)	1,441	171		(1,055)	557
Institutional Class	59,054	3,256		(58,019)	4,291	74,035	3,534		(44,137)	33,432
Class A	11,826	769		(19,762)	(7,167)	22,304	1,020		(17,311)	6,013
Class C	2,786	309		(5,274)	(2,179)	6,156	360		(4,011)	2,505
Class R6	3,437	784		(6,955)	(2,734)	8,046	724		(562)	8,208

	For the Year Ended October 31, 2016					For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Unconstrained Bond:
Institutional Class	642	161		(20,461)	(19,658)	21,365	111	(3,646)	17,830
Class A	55	2		(6)	51	111	10	(821)	(700)
Class C	2	0	[z]	(17)	(15)	17	1	(100)	(82)
Class R6	5,372	25		(9)	5,388	14	11	(722)	(697)

(a)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

z  Amount less than one thousand.

Note E—Lines of Credit:

At October 31, 2016, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the higher of (a) a federal funds effective rate plus 1.00% per annum or (b) a eurodollar rate for a one-month period plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2016. During the period ended October 31, 2016, none of the Funds utilized the line of credit.

Note F—Investments in Affiliates(a):

	Balance of Shares Held October 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2016	Value October 31, 2016	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Strategic Income:
Neuberger Berman Emerging Markets Debt Fund Institutional Class	14,077,939	559,195	5,970,149	8,666,985	$77,135,730	$1,165,173	$(9,211,979)

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

Other: At October 31, 2016, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.51% and 1.05%, respectively, of the outstanding shares of Floating Rate Income. At October 31, 2016, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.01% and 0.06%, respectively, of the outstanding shares of High Income. At October 31, 2016, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund and Strategic Income, which are also managed by Management, held 1.52%, 1.16% and 63.98%, respectively, of the outstanding shares of Emerging Markets Debt.

In addition, at October 31, 2016, affiliated investors owned 0.08%, 0.06%, 0.03% and 0.17% of the outstanding shares of Emerging Markets Debt, Municipal High Income, Short Duration High Income and Unconstrained Bond, respectively.

Note G—Legal Matters:

On June 1, 2015, Neuberger Berman High Income Bond Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfers"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfers (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. During 2009, Neuberger Berman High Income Bond Fund received pay downs from GM in connection with the term loan totaling approximately $5.9 million. Neuberger Berman High Income Bond Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund's net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. Neuberger Berman High Income Bond Fund will incur legal expenses associated with the defense of the lawsuit.

Note H—Recent Accounting Pronouncement:

In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds' financial statements and related disclosures.

This page has been left blank intentionally

Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 to $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2016	$10.37	$0.21	@	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.50	$0.22	@	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.35	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.04	$0.16	@	$(0.39)	$(0.23)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.79	$0.18	@	$0.52	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
Institutional Class
10/31/2016	$10.39	$0.25	@	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
10/31/2015	$10.52	$0.26	@	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2014	$10.37	$0.26	@	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
10/31/2013	$11.06	$0.20	@	$(0.39)	$(0.19)	$(0.20)	$(0.28)	$(0.02)	$(0.50)
10/31/2012	$10.81	$0.22	@	$0.53	$0.75	$(0.23)	$(0.27)	$—	$(0.50)
Class A
10/31/2016	$10.35	$0.21	@	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.49	$0.22	@	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.34	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.02	$0.16	@	$(0.38)	$(0.22)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.77	$0.17	@	$0.53	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
Class C
10/31/2016	$10.36	$0.13	@	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2015	$10.50	$0.14	@	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
10/31/2014	$10.35	$0.14	@	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2013	$11.03	$0.08	@	$(0.38)	$(0.30)	$(0.08)	$(0.28)	$(0.02)	$(0.38)
10/31/2012	$10.78	$0.09	@	$0.53	$0.62	$(0.10)	$(0.27)	$—	$(0.37)
Emerging Markets Debt Fund
Institutional Class
10/31/2016	$8.41	$0.51	@	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
10/31/2015	$9.94	$0.48	@	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
10/31/2014	$10.20	$0.51	@	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.04	@	$0.20	$0.24	$(0.04)	$—	$—	$(0.04)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2016	$—	$10.54	4.16%[d]	$12.1	1.15%		0.86%		2.00%		148%[a]
10/31/2015	$—	$10.37	1.28%	$12.5	1.14%		0.85%		2.08%		125%[a]
10/31/2014	$0.00	$10.50	3.74%[c]	$13.7	1.13%		0.85%		2.10%		142%[a]
10/31/2013	$—	$10.35	(2.11)%	$13.5	1.10%		0.85%		1.51%		139%[a]
10/31/2012	$—	$11.04	6.74%	$16.3	1.08%		0.85%		1.69%		162%[a]
Institutional Class
10/31/2016	$—	$10.57	4.67%[d]	$320.6	0.59%		0.46%		2.40%		148%[a]
10/31/2015	$—	$10.39	1.69%	$240.3	0.61%		0.45%		2.49%		125%[a]
10/31/2014	$0.00	$10.52	4.16%[c]	$169.0	0.63%		0.45%		2.49%		142%[a]
10/31/2013	$—	$10.37	(1.71)%	$165.9	0.61%		0.45%		1.90%		139%[a]
10/31/2012	$—	$11.06	7.16%	$218.9	0.59%		0.45%		2.08%		162%[a]
Class A
10/31/2016	$—	$10.53	4.26%[d]	$25.9	0.98%		0.86%		2.01%		148%[a]
10/31/2015	$—	$10.35	1.18%	$30.5	1.00%		0.85%		2.08%		125%[a]
10/31/2014	$0.00	$10.49	3.75%[c]	$31.9	1.02%		0.85%		2.10%		142%[a]
10/31/2013	$—	$10.34	(2.03)%	$30.1	1.04%		0.85%		1.49%		139%[a]
10/31/2012	$—	$11.02	6.75%	$47.3	0.99%		0.85%		1.61%		162%[a]
Class C
10/31/2016	$—	$10.54	3.49%[d]	$4.9	1.72%		1.61%		1.25%		148%[a]
10/31/2015	$—	$10.36	0.43%	$3.4	1.75%		1.60%		1.33%		125%[a]
10/31/2014	$0.00	$10.50	2.97%[c]	$3.5	1.77%		1.60%		1.34%		142%[a]
10/31/2013	$—	$10.35	(2.76)%	$5.0	1.75%		1.60%		0.75%		139%[a]
10/31/2012	$—	$11.03	5.95%	$7.0	1.74%		1.60%		0.86%		162%[a]
Emerging Markets Debt Fund
Institutional Class
10/31/2016	$—	$8.90	12.17%	$120.2	1.21%		0.91%		5.92%		80%
10/31/2015	$0.00	$8.41	(10.64)%[b]	$168.7	1.07%		0.90%		5.35%		100%
10/31/2014	$0.00	$9.94	2.98%[c]	$197.6	1.11%		0.90%		5.06%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.36%**	$87.2	1.64	%Ø*	0.80	%Ø*	3.60	%Ø*	5%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Debt Fund (cont'd)
Class A
10/31/2016	$8.41	$0.47	@	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
10/31/2015	$9.94	$0.45	@	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
10/31/2014	$10.20	$0.47	@	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
Class C
10/31/2016	$8.41	$0.41	@	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)
10/31/2015	$9.94	$0.38	@	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
10/31/2014	$10.20	$0.39	@	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
Floating Rate Income Fund
Institutional Class
10/31/2016	$9.86	$0.39	@	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
10/31/2015	$10.11	$0.40	@	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.29	$0.38	@	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)
10/31/2013	$10.22	$0.42	@	$0.08	$0.50	$(0.43)	$—	$—	$(0.43)
10/31/2012	$9.91	$0.53	@	$0.31	$0.84	$(0.53)	$—	$—	$(0.53)
Class A
10/31/2016	$9.85	$0.35	@	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)
10/31/2015	$10.11	$0.36	@	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.29	$0.35	@	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
10/31/2013	$10.22	$0.38	@	$0.08	$0.46	$(0.39)	$—	$—	$(0.39)
10/31/2012	$9.91	$0.49	@	$0.32	$0.81	$(0.50)	$—	$—	$(0.50)
Class C
10/31/2016	$9.86	$0.28	@	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
10/31/2015	$10.11	$0.29	@	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.29	$0.27	@	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
10/31/2013	$10.22	$0.29	@	$0.09	$0.38	$(0.31)	$—	$—	$(0.31)
10/31/2012	$9.91	$0.41	@	$0.32	$0.73	$(0.42)	$—	$—	$(0.42)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Debt Fund (cont'd)
Class A
10/31/2016	$—	$8.90	11.76%	$0.1	1.73%		1.28%		5.56%		80%
10/31/2015	$0.00	$8.41	(10.96)%[b]	$0.2	1.53%		1.27%		5.04%		100%
10/31/2014	$0.00	$9.94	2.61%[c]	$0.1	1.74%		1.27%		4.68%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.32%**	$0.0	42.54	%Ø*	1.13	%Ø*	3.28	%Ø*	5%**
Class C
10/31/2016	$—	$8.90	10.93%	$0.3	2.36%		2.03%		4.80%		80%
10/31/2015	$0.00	$8.41	(11.64)%[b]	$0.3	2.21%		2.02%		4.23%		100%
10/31/2014	$0.00	$9.94	1.83%[c]	$0.2	2.45%		2.02%		3.89%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.26%**	$0.0	43.10	%Ø*	1.79	%Ø*	2.60	%Ø*	5%**
Floating Rate Income Fund
Institutional Class
10/31/2016	$—	$9.90	4.52%	$254.4	0.92%		0.70%		4.01%		64%
10/31/2015	$—	$9.86	1.48%	$294.0	0.84%		0.70%		3.96%		44%
10/31/2014	$0.00	$10.11	2.01%[c]	$358.6	0.78%		0.70%		3.75%		77%
10/31/2013	$—	$10.29	4.96%	$430.7	0.81%		0.70%		4.06%		78%
10/31/2012	$—	$10.22	8.73%	$241.5	0.91%		0.70%		5.26%		112%
Class A
10/31/2016	$—	$9.90	4.24%	$23.3	1.31%		1.07%		3.65%		64%
10/31/2015	$—	$9.85	1.00%	$21.1	1.22%		1.07%		3.61%		44%
10/31/2014	$0.00	$10.11	1.64%[c]	$34.8	1.16%		1.07%		3.39%		77%
10/31/2013	$—	$10.29	4.57%	$74.7	1.18%		1.07%		3.66%		78%
10/31/2012	$—	$10.22	8.33%	$36.8	1.29%		1.07%		4.87%		112%
Class C
10/31/2016	$—	$9.90	3.36%	$24.6	2.05%		1.82%		2.91%		64%
10/31/2015	$—	$9.86	0.35%	$27.2	1.96%		1.82%		2.86%		44%
10/31/2014	$0.00	$10.11	0.88%[c]	$37.4	1.91%		1.82%		2.64%		77%
10/31/2013	$—	$10.29	3.78%	$51.8	1.93%		1.82%		2.85%		78%
10/31/2012	$—	$10.22	7.51%	$14.4	2.05%		1.82%		4.10%		112%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund
Investor Class
10/31/2016	$8.50	$0.46	@	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)
10/31/2015	$9.28	$0.48	@	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
10/31/2014	$9.63	$0.51	@	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
10/31/2013	$9.46	$0.55	@	$0.28	$0.83	$(0.55)	$(0.11)	$—	$(0.66)
10/31/2012	$9.06	$0.58	@	$0.48	$1.06	$(0.58)	$(0.08)	$—	$(0.66)
Institutional Class
10/31/2016	$8.51	$0.48	@	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.52	@	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)
10/31/2013	$9.48	$0.57	@	$0.27	$0.84	$(0.57)	$(0.11)	$—	$(0.68)
10/31/2012	$9.07	$0.59	@	$0.49	$1.08	$(0.59)	$(0.08)	$—	$(0.67)
Class A
10/31/2016	$8.50	$0.44	@	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
10/31/2015	$9.28	$0.47	@	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
10/31/2014	$9.63	$0.48	@	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
10/31/2013	$9.46	$0.53	@	$0.28	$0.81	$(0.53)	$(0.11)	$—	$(0.64)
10/31/2012	$9.06	$0.55	@	$0.49	$1.04	$(0.56)	$(0.08)	$—	$(0.64)
Class C
10/31/2016	$8.51	$0.38	@	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)
10/31/2015	$9.29	$0.40	@	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
10/31/2014	$9.64	$0.41	@	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
10/31/2013	$9.48	$0.46	@	$0.27	$0.73	$(0.46)	$(0.11)	$—	$(0.57)
10/31/2012	$9.07	$0.48	@	$0.50	$0.98	$(0.49)	$(0.08)	$—	$(0.57)
Class R3
10/31/2016	$8.50	$0.42	@	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)
10/31/2015	$9.28	$0.44	@	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
10/31/2014	$9.63	$0.46	@	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
10/31/2013	$9.47	$0.50	@	$0.28	$0.78	$(0.51)	$(0.11)	$—	$(0.62)
10/31/2012	$9.06	$0.53	@	$0.49	$1.02	$(0.53)	$(0.08)	$—	$(0.61)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund
Investor Class
10/31/2016	$—	$8.68	7.90%[d]	$134.8	0.83%	0.83%	5.54%	72%
10/31/2015	$—	$8.50	(2.61)%	$182.1	0.83%	0.83%	5.42%	54%
10/31/2014	$0.00	$9.28	4.24%[c]	$266.4	0.83%	0.83%	5.35%	60%
10/31/2013	$—	$9.63	9.10%	$311.5	0.84%	0.84%	5.80%	80%
10/31/2012	$—	$9.46	12.17%	$340.5	0.84%	0.84%	6.29%	82%
Institutional Class
10/31/2016	$—	$8.70	8.17%[d]	$3,067.9	0.69%	0.69%	5.67%	72%
10/31/2015	$—	$8.51	(2.46)%	$2,056.5	0.69%	0.69%	5.56%	54%
10/31/2014	$0.00	$9.29	4.38%[c]	$2,120.4	0.69%	0.69%	5.48%	60%
10/31/2013	$—	$9.64	9.14%	$1,949.6	0.69%	0.69%	5.94%	80%
10/31/2012	$—	$9.48	12.44%	$2,306.1	0.70%	0.70%	6.42%	82%
Class A
10/31/2016	$—	$8.68	7.65%[d]	$93.3	1.07%	1.07%	5.30%	72%
10/31/2015	$—	$8.50	(2.86)%	$102.1	1.08%	1.08%	5.18%	54%
10/31/2014	$0.00	$9.28	3.98%[c]	$313.0	1.08%	1.08%	5.10%	60%
10/31/2013	$—	$9.63	8.83%	$395.6	1.09%	1.09%	5.56%	80%
10/31/2012	$—	$9.46	11.90%	$505.3	1.08%	1.08%	6.01%	82%
Class C
10/31/2016	$—	$8.70	6.98%[d]	$31.2	1.81%	1.81%	4.57%	72%
10/31/2015	$—	$8.51	(3.55)%	$40.7	1.81%	1.81%	4.45%	54%
10/31/2014	$0.00	$9.29	3.21%[c]	$57.1	1.82%	1.82%	4.36%	60%
10/31/2013	$—	$9.64	7.91%	$60.0	1.83%	1.83%	4.82%	80%
10/31/2012	$—	$9.48	11.15%	$72.3	1.85%	1.85%§	5.25%	82%
Class R3
10/31/2016	$—	$8.69	7.48%[d]	$6.6	1.41%	1.37%	4.99%	72%
10/31/2015	$—	$8.50	(3.08)%	$7.5	1.32%	1.32%	4.93%	54%
10/31/2014	$0.00	$9.28	3.73%[c]	$9.6	1.31%	1.31%	4.87%	60%
10/31/2013	$—	$9.63	8.46%	$10.9	1.32%	1.32%	5.30%	80%
10/31/2012	$—	$9.47	11.72%	$9.7	1.35%	1.35%§	5.73%	82%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class R6
10/31/2016	$8.51	$0.48	@	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.53	@	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)
Period from 3/15/2013^ to 10/31/2013	$9.59	$0.36	@	$0.05	$0.41	$(0.36)	$—	$—	$(0.36)
Municipal High Income Fund
Institutional Class
10/31/2016	$10.10	$0.35	@	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	@	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)
Class A
10/31/2016	$10.11	$0.30	@	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	@	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)
Class C
10/31/2016	$10.10	$0.23	@	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	@	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)
Municipal Intermediate Bond Fund
Investor Class
10/31/2016	$11.86	$0.23	@	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)
10/31/2015	$11.92	$0.26	@	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
10/31/2014	$11.58	$0.27	@	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)
10/31/2013	$12.07	$0.26	@	$(0.41)	$(0.15)	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2012	$11.58	$0.30	@	$0.56	$0.86	$(0.29)	$(0.08)	$—	$(0.37)
Institutional Class
10/31/2016	$11.85	$0.25	@	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)
10/31/2015	$11.91	$0.28	@	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
10/31/2014	$11.57	$0.29	@	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
10/31/2013	$12.06	$0.27	@	$(0.41)	$(0.14)	$(0.27)	$(0.08)	$—	$(0.35)
10/31/2012	$11.57	$0.30	@	$0.58	$0.88	$(0.31)	$(0.08)	$—	$(0.39)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class R6
10/31/2016	$—	$8.70	8.26%[d]	$908.2	0.61%		0.61%		5.75%		72%
10/31/2015	$—	$8.51	(2.39)%	$805.9	0.61%		0.61%		5.64%		54%
10/31/2014	$0.00	$9.29	4.46%[c]	$761.2	0.61%		0.61%		5.55%		60%
Period from 3/15/2013^ to 10/31/2013	$—	$9.64	4.34%**	$535.0	0.62	%*	0.62	%*	5.95	%*	80%^^
Municipal High Income Fund
Institutional Class
10/31/2016	$—	$10.42	6.70%	$122.4	0.93%		0.50%		3.36%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27%**	$22.9	2.34	%*Ø	0.50	%*Ø	3.64	%*Ø	37%**
Class A
10/31/2016	$—	$10.42	6.21%	$0.8	1.47%		0.87%		2.90%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24%**	$5.0	2.94	%*Ø	0.86	%*Ø	3.41	%*Ø	37%**
Class C
10/31/2016	$—	$10.42	5.52%	$0.3	2.15%		1.62%		2.21%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87%**	$0.5	4.28	%*Ø	1.58	%*Ø	2.38	%*Ø	37%**
Municipal Intermediate Bond Fund
Investor Class
10/31/2016	$—	$11.97	3.09%	$15.8	0.84%		0.65%		1.95%		44%
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%		0.65%		2.21%		22%
10/31/2014	$—	$11.92	5.98%	$17.4	0.85%		0.65%		2.30%		47%
10/31/2013	$—	$11.58	(1.30)%	$18.8	0.83%		0.65%		2.18%		57%
10/31/2012	$—	$12.07	7.49%	$20.8	0.88%		0.65%		2.55%		54%
Institutional Class
10/31/2016	$—	$11.96	3.24%	$170.1	0.65%		0.50%		2.10%		44%
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%		0.50%		2.36%		22%
10/31/2014	$—	$11.91	6.14%	$135.3	0.67%		0.50%		2.45%		47%
10/31/2013	$—	$11.57	(1.15)%	$132.0	0.67%		0.50%		2.34%		57%
10/31/2012	$—	$12.06	7.65%	$124.7	0.70%		0.50%		2.53%		54%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Class A
10/31/2016	$11.84	$0.21	@	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
10/31/2015	$11.91	$0.24	@	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)
10/31/2014	$11.57	$0.24	@	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2013	$12.06	$0.23	@	$(0.41)	$(0.18)	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2012	$11.58	$0.25	@	$0.57	$0.82	$(0.26)	$(0.08)	$—	$(0.34)
Class C
10/31/2016	$11.84	$0.12	@	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2015	$11.91	$0.15	@	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2014	$11.57	$0.16	@	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
10/31/2013	$12.06	$0.14	@	$(0.41)	$(0.27)	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2012	$11.58	$0.17	@	$0.56	$0.73	$(0.17)	$(0.08)	$—	$(0.25)
New York Municipal Income Fund
Institutional ClassØØ
10/31/2016	$17.60	$0.39	@	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
10/31/2015	$17.72	$0.43	@	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)
10/31/2014	$17.14	$0.42	@	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Period from 3/1/2013ß 10/31/2013	$17.80	$0.31	@	$(0.66)	$(0.35)	$(0.31)	$—	$—	$(0.31)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
2/28/2012	$17.40	$0.35		$0.35	$0.70	$(0.35)	$—	$—	$(0.35)
Short Duration Bond Fund
Investor Class
10/31/2016	$7.87	$0.06	@	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)
10/31/2015	$7.92	$0.01	@	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2014	$7.98	$0.07	@	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
10/31/2013	$8.02	$0.05	@	$0.03	$0.08	$(0.12)	$—	$—	$(0.12)
10/31/2012	$7.88	$0.12	@	$0.20	$0.32	$(0.18)	$—	$—	$(0.18)
Trust Class
10/31/2016	$7.50	$0.04	@	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
10/31/2015	$7.55	$0.00	@	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.06	@	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)
10/31/2013	$7.65	$0.04	@	$0.02	$0.06	$(0.11)	$—	$—	$(0.11)
10/31/2012	$7.51	$0.11	@	$0.19	$0.30	$(0.16)	$—	$—	$(0.16)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Class A
10/31/2016	$—	$11.96	2.95%		$10.1	1.03%	0.87%	1.70%	44%
10/31/2015	$—	$11.84	1.51%		$3.7	1.04%	0.87%	2.00%	22%
10/31/2014	$—	$11.91	5.75%		$8.9	1.07%	0.87%	2.07%	47%
10/31/2013	$—	$11.57	(1.52)%		$5.0	1.06%	0.87%	1.96%	57%
10/31/2012	$—	$12.06	7.16%		$3.4	1.15%	0.87%	2.11%	54%
Class C
10/31/2016	$—	$11.96	2.18%		$4.1	1.78%	1.62%	0.96%	44%
10/31/2015	$—	$11.84	0.76%		$2.2	1.80%	1.62%	1.24%	22%
10/31/2014	$—	$11.91	4.96%		$1.5	1.88%	1.62%	1.33%	47%
10/31/2013	$—	$11.57	(2.25)%		$1.5	1.86%	1.62%	1.21%	57%
10/31/2012	$—	$12.06	6.37%		$1.5	1.95%	1.62%	1.44%	54%
New York Municipal Income Fund
Institutional ClassØØ
10/31/2016	$—	$17.76	3.38%		$62.3	0.96%	0.96%	2.19%	28%
10/31/2015	$—	$17.60	1.99%		$63.6	0.89%	0.89%	2.42%	17%
10/31/2014	$—	$17.72	6.15%		$67.7	0.87%	0.87%	2.44%	53%
Period from 3/1/2013ß 10/31/2013	$—	$17.14	(1.98	)%**	$68.3	0.86%*	0.86%*	2.64%*	52%**
2/28/2013	$—	$17.80	2.01%		$36.2	1.06%	1.06%	1.71%	28%
2/28/2012	$—	$17.75	4.05%		$37.6	1.07%	1.07%	1.99%	19%
Short Duration Bond Fund
Investor Class
10/31/2016	$—	$7.86	0.98%[d]		$28.9	1.21%	0.70%	0.70%	104%
10/31/2015	$—	$7.87	0.44%		$29.9	1.27%	0.70%	0.13%	75%
10/31/2014	$0.00	$7.92	0.52%[c]		$30.7	1.20%	0.70%	0.85%	71%
10/31/2013	$—	$7.98	1.03%		$32.8	1.19%	0.70%	0.67%	86%
10/31/2012	$—	$8.02	4.09%		$38.8	1.17%	0.70%	1.50%	74%
Trust Class
10/31/2016	$—	$7.49	0.88%[d]		$2.6	1.36%	0.80%	0.60%	104%
10/31/2015	$—	$7.50	0.30%		$3.0	1.43%	0.80%	0.03%	75%
10/31/2014	$0.00	$7.55	0.52%[c]		$3.3	1.35%	0.80%	0.76%	71%
10/31/2013	$—	$7.60	0.77%		$4.0	1.35%	0.80%	0.57%	86%
10/31/2012	$—	$7.65	4.08%		$5.6	1.34%	0.80%	1.40%	74%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Institutional Class
10/31/2016	$7.87	$0.07	@	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)
10/31/2015	$7.92	$0.03	@	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)
10/31/2014	$7.97	$0.08	@	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
10/31/2013	$8.02	$0.07	@	$0.02	$0.09	$(0.14)	$—	$—	$(0.14)
10/31/2012	$7.88	$0.13	@	$0.20	$0.33	$(0.19)	$—	$—	$(0.19)
Class A
10/31/2016	$7.49	$0.04	@	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
10/31/2015	$7.55	$0.00	@	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.05	@	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2013	$7.64	$0.04	@	$0.02	$0.06	$(0.10)	$—	$—	$(0.10)
10/31/2012	$7.51	$0.08	@	$0.21	$0.29	$(0.16)	$—	$—	$(0.16)
Class C
10/31/2016	$7.50	$(0.02	)@	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)
10/31/2015	$7.55	$(0.06	)@	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
10/31/2014	$7.61	$(0.00	)@	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)
10/31/2013	$7.65	$(0.02	)@	$0.03	$0.01	$(0.05)	$—	$—	$(0.05)
10/31/2012	$7.51	$0.04	@	$0.20	$0.24	$(0.10)	$—	$—	$(0.10)
Short Duration High Income Fund
Institutional Class
10/31/2016	$9.63	$0.40	@	$0.06	$0.46	$(0.40)	$—	$—	$(0.40)
10/31/2015	$10.05	$0.40	@	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.18	$0.40	@	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
10/31/2013	$10.01	$0.42	@	$0.22	$0.64	$(0.44)	$(0.03)	$—	$(0.47)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class A
10/31/2016	$9.63	$0.36	@	$0.07	$0.43	$(0.36)	$—	$—	$(0.36)
10/31/2015	$10.05	$0.36	@	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.19	$0.36	@	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
10/31/2013	$10.01	$0.37	@	$0.24	$0.61	$(0.40)	$(0.03)	$—	$(0.43)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Institutional Class
10/31/2016	$—	$7.85	1.06%[d]	$48.3	0.99%		0.50%		0.91%		104%
10/31/2015	$—	$7.87	0.64%	$30.3	1.04%		0.50%		0.32%		75%
10/31/2014	$0.00	$7.92	0.85%[c]	$28.5	1.00%		0.50%		1.04%		71%
10/31/2013	$—	$7.97	1.11%	$18.1	0.98%		0.50%		0.87%		86%
10/31/2012	$—	$8.02	4.30%	$22.2	0.98%		0.51%		1.65%		74%
Class A
10/31/2016	$—	$7.49	0.94%[d]	$4.9	1.36%		0.87%		0.54%		104%
10/31/2015	$—	$7.49	0.10%	$4.1	1.41%		0.87%		(0.03)%		75%
10/31/2014	$0.00	$7.55	0.45%[c]	$6.7	1.36%		0.87%		0.66%		71%
10/31/2013	$—	$7.60	0.83%	$6.3	1.37%		0.87%		0.50%		86%
10/31/2012	$—	$7.64	3.87%	$2.3	1.41%		0.88%		1.07%		74%
Class C
10/31/2016	$—	$7.49	0.05%[d]	$3.0	2.11%		1.62%		(0.20)%		104%
10/31/2015	$—	$7.50	(0.49)%	$2.0	2.17%		1.62%		(0.79)%		75%
10/31/2014	$0.00	$7.55	(0.43)%[c]	$2.0	2.12%		1.62%		(0.05)%		71%
10/31/2013	$—	$7.61	0.08%	$2.2	2.13%		1.62%		(0.24)%		86%
10/31/2012	$—	$7.65	3.23%	$1.7	2.12%		1.63%		0.51%		74%
Short Duration High Income Fund
Institutional Class
10/31/2016	$—	$9.69	4.92%	$107.0	0.87%		0.75%		4.20%		51%
10/31/2015	$—	$9.63	(0.22)%	$235.0	0.81%		0.75%		4.05%		45%
10/31/2014	$0.00	$10.05	2.81%[c]	$214.9	0.85%		0.75%		3.95%		49%
10/31/2013	$—	$10.18	6.51%	$102.9	1.18%		0.75%		4.16%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.38%**	$25.0	4.24	%*Ø	0.71	%*Ø	3.24	%*Ø	35%**
Class A
10/31/2016	$—	$9.70	4.64%	$3.4	1.30%		1.12%		3.82%		51%
10/31/2015	$—	$9.63	(0.59)%	$2.8	1.21%		1.12%		3.68%		45%
10/31/2014	$0.00	$10.05	2.34%[c]	$3.6	1.24%		1.12%		3.57%		49%
10/31/2013	$—	$10.19	6.21%	$1.2	1.74%		1.12%		3.73%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.36%**	$0.1	4.79	%*Ø	1.02	%*Ø	3.18	%*Ø	35%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund (cont'd)
Class C
10/31/2016	$9.63	$0.29	@	$0.06	$0.35	$(0.29)	$—	$—	$(0.29)
10/31/2015	$10.05	$0.29	@	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.19	$0.29	@	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
10/31/2013	$10.01	$0.30	@	$0.24	$0.54	$(0.33)	$(0.03)	$—	$(0.36)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.02	@	$0.01	$0.03	$(0.02)	$—	$—	$(0.02)
Strategic Income Fund
Trust Class
10/31/2016	$10.79	$0.32	@	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.32	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.18	$0.38	@	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.67	$0.36	@	$(0.23)	$0.13	$(0.39)	$(0.23)	$—	$(0.62)
10/31/2012	$10.98	$0.37	@	$0.85	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
Institutional Class
10/31/2016	$10.79	$0.36	@	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2015	$11.32	$0.36	@	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
10/31/2014	$11.19	$0.41	@	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
10/31/2013	$11.67	$0.40	@	$(0.22)	$0.18	$(0.43)	$(0.23)	$—	$(0.66)
10/31/2012	$10.98	$0.41	@	$0.85	$1.26	$(0.45)	$(0.12)	$—	$(0.57)
Class A
10/31/2016	$10.80	$0.32	@	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.33	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.19	$0.37	@	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.68	$0.36	@	$(0.24)	$0.12	$(0.38)	$(0.23)	$—	$(0.61)
10/31/2012	$10.99	$0.36	@	$0.86	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
Class C
10/31/2016	$10.79	$0.24	@	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2015	$11.32	$0.24	@	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
10/31/2014	$11.19	$0.29	@	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)
10/31/2013	$11.67	$0.28	@	$(0.23)	$0.05	$(0.30)	$(0.23)	$—	$(0.53)
10/31/2012	$10.98	$0.28	@	$0.86	$1.14	$(0.33)	$(0.12)	$—	$(0.45)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration High Income Fund (cont'd)
Class C
10/31/2016	$—	$9.69	3.77%	$1.2	2.05%		1.87%		3.10%		51%
10/31/2015	$—	$9.63	(1.33)%	$0.3	1.99%		1.87%		2.93%		45%
10/31/2014	$0.00	$10.05	1.57%[c]	$0.4	2.03%		1.87%		2.83%		49%
10/31/2013	$—	$10.19	5.43%	$0.2	3.80%		1.87%		3.03%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.30%**	$0.0	5.89	%*Ø	1.60	%*Ø	2.13	%*Ø	35%**
Strategic Income Fund
Trust Class
10/31/2016	$—	$11.06	5.91%	$27.7	1.14%		1.09%		2.99%		141%[a]
10/31/2015	$—	$10.79	(1.03)%[d]	$53.1	1.14%		1.06%		2.90%		103%[a]
10/31/2014	$0.00	$11.32	4.95%[c]	$49.4	1.15%		1.05%		3.33%		124%[a]
10/31/2013	$—	$11.18	1.07%	$43.8	1.18%		1.10%		3.22%		161%[a]
10/31/2012	$—	$11.67	11.46%	$26.6	1.20%		1.10%		3.28%		157%[a]
Institutional Class
10/31/2016	$—	$11.07	6.38%	$1,436.8	0.78%		0.74%		3.33%		141%[a]
10/31/2015	$—	$10.79	(0.69)%[d]	$1,355.2	0.78%		0.71%		3.25%		103%[a]
10/31/2014	$0.00	$11.32	5.22%[c]	$1,043.0	0.80%		0.70%		3.66%		124%[a]
10/31/2013	$—	$11.19	1.52%	$739.1	0.81%		0.75%		3.57%		161%[a]
10/31/2012	$—	$11.67	11.85%	$526.3	0.84%		0.75%		3.61%		157%[a]
Class A
10/31/2016	$—	$11.08	5.95%	$290.5	1.18%		1.14%		2.96%		141%[a]
10/31/2015	$—	$10.80	(1.08)%[d]	$360.8	1.17%		1.11%		2.84%		103%[a]
10/31/2014	$0.00	$11.33	4.89%[c]	$310.3	1.19%		1.10%		3.28%		124%[a]
10/31/2013	$—	$11.19	1.02%	$311.8	1.21%		1.15%		3.14%		161%[a]
10/31/2012	$—	$11.68	11.39%	$309.1	1.24%		1.15%		3.22%		157%[a]
Class C
10/31/2016	$—	$11.06	5.13%	$183.9	1.91%		1.84%		2.25%		141%[a]
10/31/2015	$—	$10.79	(1.77)%[d]	$202.9	1.91%		1.81%		2.14%		103%[a]
10/31/2014	$0.00	$11.32	4.07%[c]	$184.5	1.93%		1.80%		2.58%		124%[a]
10/31/2013	$—	$11.19	0.40%	$191.7	1.94%		1.85%		2.45%		161%[a]
10/31/2012	$—	$11.67	10.62%	$184.8	1.97%		1.85%		2.52%		157%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class R6
10/31/2016	$10.79	$0.37	@	$0.30	$0.67	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2015	$11.32	$0.37	@	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
10/31/2014	$11.18	$0.42	@	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)
Period from 3/15/2013^ to 10/31/2013	$11.44	$0.26	@	$(0.25)	$0.01	$(0.27)	$—	$—	$(0.27)
Unconstrained Bond Fund
Institutional Class
10/31/2016	$9.38	$0.27	@	$(0.20)	$0.07	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.27	@	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
10/31/2016	$9.37	$0.22	@	$(0.19)	$0.03	$—	$—	$(0.23)	$(0.23)
10/31/2015	$9.89	$0.26	@	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	@	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)
Class C
10/31/2016	$9.38	$0.17	@	$(0.20)	$(0.03)	$—	$—	$(0.17)	$(0.17)
10/31/2015	$9.89	$0.19	@	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	@	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
10/31/2016	$9.38	$0.25	@	$(0.17)	$0.08	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.31	@	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class R6
10/31/2016	$—	$11.06	6.36%	$206.5	0.71%		0.67%		3.43%		141%[a]
10/31/2015	$—	$10.79	(0.62)%[d]	$230.9	0.71%		0.64%		3.32%		103%[a]
10/31/2014	$0.00	$11.32	5.39%[c]	$149.4	0.72%		0.63%		3.69%		124%[a]
Period from 3/15/2013^ to 10/31/2013	$—	$11.18	0.09%**	$17.5	0.77	%*	0.68	%*	3.70	%*	161	%^^a
Unconstrained Bond Fund
Institutional Class
10/31/2016	$—	$9.18	0.79%	$4.7	1.24%		0.66%		3.01%		50%[a]
10/31/2015	$—	$9.38	(2.28)%	$189.1	1.27%		0.67%		2.80%		75%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.88%**	$23.1	2.22	%Ø*	0.84	%Ø*	2.94	%Ø*	118	%**
Class A
10/31/2016	$—	$9.17	0.41%	$0.6	1.61%		1.03%		2.48%		50%[a]
10/31/2015	$—	$9.37	(2.74)%	$0.1	1.76%		1.14%		2.73%		75%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.61%**	$7.1	2.62	%Ø*	1.20	%Ø*	2.57	%Ø*	118	%**
Class C
10/31/2016	$—	$9.18	(0.34)%	$0.0	2.40%		1.78%		1.86%		50%[a]
10/31/2015	$—	$9.38	(3.36)%	$0.2	2.50%		1.87%		1.96%		75%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.09%**	$1.0	3.56	%Ø*	1.93	%Ø*	1.84	%Ø*	118	%**
Class R6
10/31/2016	$—	$9.19	0.97%	$49.7	1.13%		0.59%		2.66%		50%[a]
10/31/2015	$—	$9.38	(2.21)%	$0.2	1.32%		0.70%		3.19%		75%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.92%**	$7.1	2.18	%Ø*	0.77	%Ø*	3.00	%Ø*	118	%**

Notes to Financial Highlights Income Funds

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended October 31, 2012
High Income Bond Class C	1.84%
High Income Bond Class R3	1.33%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated based on the average number of shares outstanding during each fiscal period.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2013 for High Income and Strategic Income (Class R6).

a  The portfolio turnover rates including mortgage dollar roll transactions were 222%, 240%, 307%, 346% and 360%, respectively, for the years ended October 31, 2016, 2015, 2014, 2013 and 2012 for Core Bond, 363%, 357%, 365%, 384% and 329% respectively, for the for the years ended October 31, 2016, 2015, 2014, 2013 and 2012 for Strategic Income and 65% and 86%, respectively, for the years ended October 31, 2016 and 2015 for Unconstrained Bond.

b  The voluntary contribution made in 2015 listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended October 31, 2015.

c  The voluntary contribution received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

d  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2016.

  The class action proceeds received in 2015 had no impact on the Funds' total returns for the year ended October 31, 2015.

Ø  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Notes to Financial Highlights (cont'd)

ØØ  Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income thereafter.

ß  New York Municipal Income's fiscal year end changed from February 28 to October 31.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Neuberger Berman Emerging Markets Debt Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Unconstrained Bond Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund, six of the series constituting Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund as of October 31, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Income Funds

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman New York Municipal Income Fund, Neuberger Berman Short Duration High Income Fund, and Neuberger Berman Municipal High Income Fund, each a series of Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman Municipal High Income Fund, for the year then ended and for the period June 22, 2015 to October 31, 2015), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman New York Municipal Income Fund, for each of the three years in the period then ended, for the period March 1, 2013 to October 31, 2013, and for the year ended February 28, 2013, and with respect to Neuberger Berman Short Duration High Income Fund, for each of the four years in the period then ended and for the period September 28, 2012 to October 31, 2012, and with respect to Neuberger Berman Municipal High Income Fund, for the year then ended and for the period June 22, 2015 to October 31, 2015). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to Neuberger Berman New York Municipal Income Fund, financial highlights for the year ended February 28, 2012 were audited by other auditors, whose report dated April 16, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Income Funds, as of October 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 16, 2016

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Neuberger Berman Fixed Income LLC (prior to
January 1, 2016)
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Information about the Board of Trustees

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management or Neuberger Berman. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	55	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management and Deputy Treasurer, GE Company, 1988 to 1993.	55

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	55

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	55

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	55

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	55

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	55

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	55

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	55

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	55	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	55

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	55	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

55

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President — Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.	55	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Secretary, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator .

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance — Mutual Funds since 2016 and Senior Vice President, NBIA, since 2013, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Vice President (2009 — 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Vice President, NBIA, since 2008; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer — Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Income Funds (the "Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreement") with respect to each series (each a "Fund" and collectively the "Funds") and the sub-advisory agreements between Management and Neuberger Berman Europe Limited ("NBEL") (the "Sub-Advisory Agreements" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Emerging Markets Debt Fund and Neuberger Berman Unconstrained Bond Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 18, 2016, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, NBEL and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports that feed into the Contract Review Committee, which reviews and takes account of the information.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBEL.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NBEL; (2) the investment performance of each Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee or service levels reflect any such potential economies of scale for the benefit of each Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBEL, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBEL who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and NBEL's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and NBEL, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBEL in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBEL in this context.

The Board factored into its evaluation of the Funds' fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate benchmark index and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. In the case of those Funds that had underperformed their benchmark indices and/or peer groups, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. In the case of certain Funds, the Board met with the Portfolio Managers of those Funds during the period since the last contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds. The Board also considered any fall-out (i.e. indirect) benefits likely to accrue to Management, NBEL or their affiliates from their relationship with each Fund. With respect to Neuberger Berman Strategic Income Fund, the Board considered that the Fund invests in affiliated underlying funds pursuant to exemptive relief obtained from the Securities and Exchange Commission. The Board further considered, for any assets that Neuberger Berman Strategic Income Fund invests in an affiliated underlying fund, Management's undertaking to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated underlying fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds, and year-over-year changes in each of Management's reported expense categories. The Board reviewed a comparison of each Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board compared each Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board also noted that for some classes of certain Funds, the overall expense ratio of each class is maintained through expense reimbursements by Management.

With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the Board considered the following information. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below. For each Fund, the Board looked at the Institutional Class as provided below as a proxy for all of the Fund's classes:

•  Neuberger Berman Core Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1 and 10-year periods, but lower than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 5-year periods, but higher for the 10-year period.

•  Neuberger Berman Emerging Markets Debt Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period. The Fund was launched in 2013 and therefore does not have 5 or 10-year performance.

•  Neuberger Berman Floating Rate Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 3 and 5-year periods. The Fund was launched in 2009 and therefore does not have 10-year performance.

•  Neuberger Berman High Income Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both higher than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period, but lower for the 3 and 5-year periods. The Fund's Institutional Class was launched in 2009 and therefore does not have 10-year performance.

•  Neuberger Berman Municipal High Income Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median, but the actual management fee net of fees waived by Management was higher than the median. The Board did not consider the Fund's performance relative to its peer group because the Fund has been in operation for less than one year and, as such, does not have comparable peer group performance. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the period since the Fund's inception. The Fund was launched in 2015 and while the Board reviewed its performance as compared to its benchmark, the Board recognizes the limitations of relying on very short-term performance.

•  Neuberger Berman Municipal Intermediate Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3 and 5-year periods. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance.

•  Neuberger Berman New York Municipal Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period. The benchmark comparison was provided by Management because the independent organization that provides this data does not track the Fund's benchmark. NBIA assumed the management of the Fund in 2013; therefore, the Fund does not have 5 or 10-year performance under Management's management.

•  Neuberger Berman Short Duration Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period, but lower for the 3 and 5-year periods. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance.

•  Neuberger Berman Short Duration High Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, but lower than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period, but lower for the 3-year period. The Fund was launched in 2012 and therefore does not have 10-year performance.

•  Neuberger Berman Strategic Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the respective medians. The Board noted that Management intended to reduce the advisory fee and expense cap. The Board considered that, as compared to its peer group, the Fund's performance was equal to the median for the 1 and 5-year periods, lower than the median for the 3-year period, and higher than the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, equal for the 3-year period, and higher for the 5 and 10-year periods.

•  Neuberger Berman Unconstrained Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period. The Fund was launched in 2014 and therefore does not have 5 or 10-year performance.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the comparable Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a comparable Fund and any such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. As in past years, the Board gave careful thought to the size of any breakpoints in the Funds' advisory fees and the asset levels at which they are set. It also considered whether the fees were set at an appropriate level and compared the fee structures to that of the peer group. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board. In concluding that the benefits accruing to Management and affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management and NBEL should be entitled to earn a reasonable level of profits for services they provide to the Funds and, based on its review, concluded that Management's and NBEL's reported level of profitability on each Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBEL could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that it retained confidence in Management's and NBEL's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders

For the fiscal period ended October 31, 2016 the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than alternative minimum tax are as follows:

Municipal High Income	99.76%
Municipal Intermediate Bond	100.00%
New York Municipal Income	99.94%

For the fiscal period ended October 31, 2016, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, is as follows:

	Ordinary Income	Short-Term Capital Gains
Core Bond	$9,526,631	$277,963
Floating Rate Income	11,296,169	—
High Income Bond	204,269,971	—
Strategic Income	68,037,120	—

In January 2017, you will receive information to be used in filing your 2016 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2016. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Municipal Intermediate Bond and New York Municipal Income designate $250,786 and $156,120, respectively, as a capital gain distribution.

This page has been left blank intentionally

This page has been left blank intentionally

This page has been left blank intentionally

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0648 12/16

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has four audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Deborah C. McLean, and George W. Morriss.  Mr. Cosgrove, Ms. McLean, and Mr. Morriss are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund.  Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, July 11, 2003, and February 13, 2014, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund.  Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund commenced operations on October 1, 1995, December 29, 2009, June 22, 2015, March 11, 2013, and September 28, 2012, respectively.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $296,550 and $317,020 for the fiscal years ended 2015 and 2016, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $130,725 and $136,645 for the fiscal years ended 2015 and 2016, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $70,600 and $69,000 for the fiscal years ended 2015 and 2016, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $26,845 and $28,150 for the fiscal years ended 2015 and 2016, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $[0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $70,600 and $69,000 for the fiscal years ended 2015 and 2016, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $26,845 and $0 for the fiscal years ended 2015 and 2016, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Robert Conti Robert Conti Chief Executive Officer and President

Date: January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer and President

Date: January 5, 2017

By:	John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: January 5, 2017